QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
National Medical Health Card Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a- 6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
26 HARBOR PARK DRIVE
PORT WASHINGTON, NEW YORK 11050

To our Stockholders:

        We are writing to inform you of an important event in the development and growth of our company. On October 30, 2003, New Mountain Partners, L.P. agreed to invest approximately $80 million in National Medical Health Card Systems, Inc. The investment, which will be in the form of a new class of series A convertible preferred stock, is subject to various conditions described in the accompanying proxy statement. We intend to use approximately $50 million of the investment to complete a tender offer for up to 4,545,455 shares of our common stock at a price of $11.00 per share.

        The contemplated transactions have the unanimous support of our board of directors. Our board of directors has determined that the issuance of the series A convertible preferred stock and the completion of the tender offer are advisable to, and in the best interests of, our company.

        At the annual meeting you will be asked to:

  1.
  Approve the issuance and sale of our newly created series A 7% convertible preferred stock, par value $0.10 per share (the "series A preferred stock"). This approval is required under (a) National Association of Securities Dealers, Inc. ("NASD") rule 4350(i)(1)(D)(ii), which is applicable because the shares of the series A preferred stock are convertible into shares of our common stock, par value $0.001 per share ("common stock"), at a price below the market value of our common stock and are convertible into more than 20% of our common stock and more than 20% of our voting power outstanding before the issuance of the series A preferred stock and (b) NASD rule 4350(i)(1)(B), which is applicable because the issuance and sale of the series A preferred stock will result in a change of control of us.

  2.
  Approve an amendment to our certificate of incorporation to (a) increase the authorized number of shares of common stock from 25,000,000 to 35,000,000 shares, (b) increase the authorized number of shares of preferred stock from 10,000,000 to 15,000,000 shares and (c) take certain other actions as described in the accompanying proxy statement.

  3.
  Elect two Class II directors to our board of directors to serve for a term of three years and until their successors are duly elected, except that if the contemplated transactions with New Mountain Partners are consummated our board of directors be reconstituted as described in the accompanying proxy statement and the term of office of our directors will change to one year.

  4.
  Approve an amendment to our 1999 Stock Option Plan, as amended (the "Plan") to (a) increase the number of shares of common stock available for issuance pursuant to the Plan by 2,000,000 and (b) limit the number of shares of common stock with respect to which options and stock appreciation rights may be granted pursuant to the Plan to any employee during any fiscal year to 600,000.

        Our board of directors recommends that all stockholders vote "FOR" the approval of the matters on which you are being asked to vote.

        The accompanying proxy statement explains the contemplated transactions and other matters and provides specific information concerning the annual meeting. Please read these materials carefully.

        We are extremely pleased with our new relationship with New Mountain Partners, L.P., a private equity fund managed by New Mountain Capital, LLC. The contemplated transactions address important issues facing our company today, including the need for new capital to accelerate growth.

        Your vote is important.    We will not complete the contemplated transactions under our purchase agreement with New Mountain Partners, L.P. unless the conditions to the closing of the contemplated transactions are satisfied or waived, including the approval of the issuance of the series A preferred stock and the amendment to our certificate of incorporation.

        We believe this is a very important step forward for our company. As always, we thank you for your continuing support. We look forward to seeing you at the annual meeting of stockholders at our executive offices located at 26 Harbor Park Drive, Port Washington, New York, on                     , 2004, at 9:30 a.m., local time.

Sincerely, /s/ James J. Bigl James J. Bigl President and Chief Executive Officer

                                     , 2004

        The accompanying proxy statement is dated                             , 2004 and is first being mailed to stockholders on or about                             , 2004.

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
26 HARBOR PARK DRIVE
PORT WASHINGTON, NEW YORK 11050

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON                            , 2004

To the Stockholders of
National Medical Health Card Systems, Inc.:

        NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC., a Delaware corporation, will be held at our executive offices located at 26 Harbor Park Drive, Port Washington, New York, on                              , 2004, at 9:30 a.m., local time, for the following purposes:

  1.
  To consider and vote on a proposal to approve the issuance and sale of our newly created series A 7% convertible preferred stock, par value $0.10 per share (the "series A preferred stock") under (a) National Association of Securities Dealers, Inc. ("NASD") rule 4350(i)(1)(D)(ii), which is applicable because the shares of the series A preferred stock are convertible into shares of our common stock, par value $0.001 per share ("common stock"), at a price below the market value of our common stock and are convertible into more than 20% of our common stock and more than 20% of our voting power outstanding before the issuance of the series A preferred stock and (b) NASD rule 4350(i)(1)(B), which is applicable because the issuance and sale of the series A preferred stock will result in a change of control of us.

  2.
  To consider and vote on each of the following proposals to amend our certificate of incorporation to:

  (a)
  increase the authorized number of shares of common stock from 25,000,000 to 35,000,000 shares,

  (b)
  increase the authorized number of shares of preferred stock from 10,000,000 to 15,000,000 shares,

  (c)
  eliminate the classified structure of our board of directors,

  (d)
  enable the holders of series A preferred stock to appoint a majority of the members of our board of directors in the event that we fail to pay the redemption price upon a redemption of the series A preferred stock made at the request of the holders of series A preferred stock,

  (e)
  provide for the amendment of any of the terms of the series A preferred stock described in our certificate of incorporation (including the certificate of designations relating to such series of preferred stock) solely by a vote of a majority of the holders of the then outstanding series A preferred stock, without the vote of the holders of common stock, when such amendment is approved by a majority of the independent directors then in office, and

  (f)
  enable the authorized shares of our common stock to be increased or decreased by the holders of a majority of our voting power, without requiring a separate common stock class vote,

which amendments will be implemented only if the contemplated transactions with New Mountain Partners, L.P. ("New Mountain Partners") are consummated.

  3.
  To consider and vote on a proposal to elect two Class II directors to our board of directors to serve for a term of three years and until their successors are duly elected, except that if the contemplated transactions with New Mountain Partners are consummated the term of office of our directors will change to one year. We draw your attention to the fact that our board of directors would be reconstituted in connection with the contemplated transactions, as described under "Composition of our Board of Directors" under Proposal 3 in the accompanying proxy statement.

  4.
  To consider and vote on a proposal to approve an amendment to our 1999 Stock Option Plan, as amended (the "Plan") to (a) increase the number of shares of common stock available for issuance pursuant to the Plan by 2,000,000 and (b) limit the number of shares of common stock with respect to which options and stock appreciation rights may be granted pursuant to the Plan to any employee during any fiscal year to 600,000.

        We direct your attention to the accompanying proxy statement, which more fully describes the foregoing proposals.

        Our board of directors believes that the contemplated transactions involving New Mountain Partners are in our best interests and unanimously recommends that you vote "FOR" the sale of the series A preferred stock and the amendment to our certificate of incorporation. Our board of directors also unanimously recommends that you vote "FOR" the election of each of our nominees for Class II director and the approval of the amendment to the Plan.

        Our board of directors has fixed the close of business on                        , 2004 as the record date for determining stockholders entitled to notice of and to vote at the annual meeting or any adjournments or postponements of the annual meeting. A list of stockholders entitled to vote at the annual meeting will be available for examination at our headquarters, during ordinary business hours, from the date of the proxy statement until the annual meeting. Information concerning the matters to be acted upon at the meeting is set forth in the accompanying proxy statement.

        Whether or not you expect to attend the annual meeting, we urge you to complete, date and sign the enclosed proxy card and mail it promptly in the enclosed return envelope. Even if you have given your proxy, you may still vote in person if you attend the annual meeting. However, if your shares are held of record by a broker, bank or other nominee and you wish to vote at the annual meeting, you must obtain from the record holder a proxy issued in your name.

                      By order of the National Medical Health Card Systems, Inc. Board of Directors,

/s/ Gerald Shapiro Gerald Shapiro Secretary

Port Washington, New York
                            , 2004

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.

PROXY STATEMENT

i

PROPOSAL 2—AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION	55
Our Current Preferred Stock	55
Purpose and Effect of the Amendments	55
Potential Effects of the Proposed Amendments to the Certificate of Incorporation on Holders of Our Common Stock	56
Implementing the Proposed Amendments to Our Certificate of Incorporation	57
No Appraisal Rights	58
Required Vote	58
Recommendation of Our Board of Directors	58
PROPOSAL 3—ELECTION OF CLASS II DIRECTORS	59
Nomination of Class II Directors	59
Incumbent Directors	60
Required Vote	60
Recommendation of Our Board of Directors	61
Executive Officers	61
Familial Relationships	62
Compensation of Directors	62
Meetings and Committees of Our Board of Directors	62
The Audit Committee	62
The Compensation Committee	63
AUDIT COMMITTEE REPORT	63
COMPENSATION COMMITTEE'S REPORT ON EXECUTIVE COMPENSATION	64
SUMMARY COMPENSATION TABLE	66
Option Grants in Last Fiscal Year Table	69
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value Table	69
Employee Contracts, Termination of Employment and Change-in-Control Arrangements	69
Legal Proceedings	74
COMPARATIVE STOCK PERFORMANCE	74
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	75
PROPOSAL 4—APPROVAL OF AMENDMENT TO OUR 1999 STOCK OPTION PLAN	78
Summary of the Plan	78
Amended Plan Benefits	80
Equity Compensation Plan Information	81
United States Federal Income Tax Consequences	82
Required Vote	82
Recommendation of Our Board of Directors	83
RELATIONSHIP WITH INDEPENDENT AUDITORS	84
Audit Fees	84
All Other Fees	84
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS	84
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS	85
COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT	85
FINANCIAL STATEMENTS	85
WHERE YOU CAN FIND MORE INFORMATION	86
OUR SECURITIES AND EXCHANGE COMMISSION FILINGS	86
HOUSEHOLDING OF ANNUAL MEETING MATERIALS	86
OTHER INFORMATION	88

ii

iii

SUMMARY

        This summary highlights selected information from this proxy statement deemed most material by us. It does not contain all of the detailed information that may be important to you. To understand the contemplated transactions fully and for a more complete description of the legal terms of the transactions, you should read carefully this entire document and the other documents to which we refer. Unless otherwise provided, references to "Health Card," "we," "us" and "our" refer to National Medical Health Card Systems, Inc. and references to "series A preferred stock" refer to our Series A 7% Convertible Preferred Stock, par value $0.10 per share, that we propose to issue to New Mountain Partners.

Information About National Medical Health Card Systems, Inc.

        We provide comprehensive pharmacy benefit management services under the name NMHCRX. In addition, we operate a health information company through our wholly owned subsidiary, Integrail, Inc., a mail service pharmacy through our wholly owned subsidiary, NMHCRX Mail Order, Inc., and a specialty pharmacy through our wholly owned subsidiary, Ascend Specialty Pharmacy Services, Inc. Our mission is to improve our clients' members' health through the timely delivery of effective pharmaceutical care and health information management systems.

        We were incorporated in New York in 1981 and reincorporated in Delaware in February 2002. Our executive offices are in Port Washington, New York.

Information About the Annual Meeting of the Stockholders

        The annual meeting of the stockholders will be held on                        , 2004 at 9:30 a.m., local time, at our executive offices located at 26 Harbor Park Drive, Port Washington, New York. At the annual meeting, we will ask you to vote to approve:

  •
  the issuance and sale of our series A preferred stock under (1) NASD rule 4350(i)(1)(D)(ii), which is applicable because the shares of the series A preferred stock are convertible into shares of our common stock at a price below the market value of our common stock and are convertible into more than 20% of our common stock and more than 20% of our voting power outstanding before the issuance of the series A preferred stock and (2) NASD rule 4350(i)(1)(B), which is applicable because the issuance and sale of the series A preferred stock will result in a change of control of us;

  •
  the amendment of our certificate of incorporation;

  •
  the election of two Class II members to our board of directors; and

  •
  the amendment of our 1999 Stock Option Plan, as amended (the "Plan").

        You can vote at the annual meeting of stockholders if you owned our common stock at the close of business on                        , 2004.

Information About this Proxy Statement

        You are receiving this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares at the annual meeting. We began mailing this proxy statement on                            , 2004 to all stockholders of record as of                        , 2004. This proxy statement contains the information we are required to provide to you under the rules of the Securities and Exchange Commission (the "SEC"). It is designed to assist you in voting your shares.

Information About Voting

        You can vote on the matters to be presented at the annual meeting in two ways:

  •
  By Proxy—you can vote by marking, dating, signing, and returning the enclosed proxy card. If you do this, the individuals named on the card (your "proxies") will vote your shares in the manner you indicate. You may specify on your proxy card whether your shares should be voted:

  (1)
  in favor of or against the issuance of the shares of series A preferred stock;

  (2)
  in favor of or against each of the amendments to our certificate of incorporation;

  (3)
  in favor of or to withhold authority to vote for, the election of either or both of the Class II nominees to our board of directors; and

  (4)
  in favor of or against the amendment to the Plan.

    If you do not indicate instructions on your properly executed proxy card, your shares will be voted "FOR" all of the aforementioned proposals.

  •
  In Person—you may cast your vote in person if you are the registered stockholder of record when you attend the annual meeting. If your shares are held in "street name" by a broker and you wish to vote at the annual meeting, you will need to obtain a proxy from the institution that holds your shares.

        You may revoke your proxy at any time before it is exercised at the annual meeting by sending a written notice of revocation to our corporate secretary, Gerald Shapiro, by providing a fully executed proxy bearing a later date, or by voting in person while in attendance at the meeting.

        Each share of our common stock is entitled to one vote and is entitled to vote at the annual meeting. As of                            , 2004, there were                             shares of common stock outstanding and entitled to vote at the annual meeting. Each outstanding share of common stock is entitled to one vote on each of the matters to be presented at the meeting. Neither our bylaws nor our certificate of incorporation provide holders of shares of our common stock cumulative voting rights.

Board Recommendation

        Our board of directors formed a special committee comprised entirely of non-management, independent directors to review and negotiate the terms of the Contemplated Transactions (as defined below). The members of the special committee are Paul J. Konigsberg (chairman), Gerald Angowitz, Kenneth J. Daley and Ronald L. Fish. The special committee, after completion of its review and deliberations regarding the contemplated transactions, unanimously recommended the issuance of the series A preferred stock, the completion of the tender offer by us and the other transactions contemplated by the purchase agreement (collectively, the "Contemplated Transactions").

        In accordance with the unanimous vote of the special committee, our board of directors has determined that the Contemplated Transactions, which are described in this proxy statement, are advisable and in our best interests, and recommends that all stockholders vote "FOR" all of the proposals at the annual meeting.

Quorum and Voting Requirements

        To hold a valid meeting, a quorum of stockholders is necessary. If stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting are present in person or by proxy, a quorum will exist. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because the broker does not have the authority to vote on the other matters.

        Issuance and Sale of Series A Preferred Stock.    The affirmative vote of the holders of a majority of the shares in person or represented by proxy and entitled to vote at the annual meeting is required for the approval of the issuance and sale of the series A preferred stock.

        Amendments to Our Certificate of Incorporation.    The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve each amendment to our certificate of incorporation. As a result, failures to vote, abstentions and broker non-votes will have the effect of a negative vote. None of the amendments to our certificate of incorporation will be implemented unless all of the amendments receive the required vote for approval.

        Election of Class II Directors.    The nominees receiving the highest number of affirmative votes of the votes cast at the annual meeting either in person or by proxy will be elected as Class II directors. A properly executed proxy card marked "WITHHOLD AUTHORITY" and broker non-votes with respect to the election of one or more Class II directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Broker non-votes, if any, will not affect the outcome of voting on directors.

        Amendment to the Plan.    The affirmative vote of the holders of a majority of the shares in person or represented by proxy and entitled to vote at the annual meeting is required for the approval of the amendment to the Plan.

        With respect to these proposals, other than the proposal relating to the election of Class II directors, a properly executed proxy marked "ABSTAIN" with respect to such proposal will have the same legal effect as a vote "against" the proposal as it represents a share present or represented at the annual meeting and entitled to vote, but is not considered an affirmative vote for the proposal.

        Bert E. Brodsky, the chairman of our board of directors, and certain stockholders related to Mr. Brodsky, who in the aggregate hold 4,943,219 shares of common stock, or approximately 65% of our outstanding common stock, have agreed, pursuant to the support agreement described herein, to vote their shares in favor of the issuance of the series A preferred stock and the amendment to our certificate of incorporation. As long as the purchase agreement between us and New Mountain Partners remains in effect, Mr. Brodsky and the stockholders related to Mr. Brodsky are obligated to vote their shares in favor of these matters, unless our board of directors ceases to recommend approval of these proposals under circumstances permitted by the purchase agreement. Accordingly, adoption of these proposals is assured, absent the occurrence of certain events described elsewhere in this proxy statement.

Interests of Management and Directors in the Contemplated Transactions

        Mr. Brodsky and certain stockholders related to Mr. Brodsky have also agreed, pursuant to the support agreement, to tender 4,448,900 shares of our common stock that they hold into the tender offer. Upon the closing of the Contemplated Transactions, options covering 200,000 shares of our common stock will accelerate and become exercisable by Mr. Brodsky at a price of $1.84 per share under his existing stock option agreement. Mr. Brodsky would also be entitled to a severance payment from us of $857,500 upon his resignation as chairman of our board of directors upon the closing of the Contemplated Transactions. However, in connection with the Contemplated Transactions, Mr. Brodsky has agreed to amend his employment agreement to reduce his severance payment to $357,500 and to defer our obligation to pay him that amount until the later of July 1, 2004 or the closing date of the Contemplated Transactions. This amendment would cease to be effective if the closing of the Contemplated Transactions does not occur by July 1, 2004. In addition, we have agreed to indemnify and hold Mr. Brodsky harmless from any "golden parachute" taxes (and any additional federal, state and local taxes incurred by Mr. Brodsky as a result of such indemnification) that he may incur as a result of any payments to Mr. Brodsky from us (including his severance payment and the accelerated vesting of his stock options).

        We also agreed, pursuant to a side letter agreement dated October 30, 2003, with Mr. Brodsky, that the non-competition covenant contained in the support agreement would be effective in lieu of the non-competition covenant contained in Mr. Brodsky's existing employment agreement with us.

        James J. Bigl, a director, our president and chief executive officer, David Gershen, our executive vice president of financial services and treasurer, Tery Baskin, our chief marketing officer, and Agnes Hall, our chief information officer, are each entitled to a transaction bonus upon the closing of the Contemplated Transactions. In connection with the Contemplated Transactions, Messrs. Bigl, Gershen and Baskin and Ms. Hall have agreed to use a portion of their bonuses to purchase additional shares of our common stock after the closing of the Contemplated Transactions. Please see the section "Interests of Management and Directors in the Contemplated Transactions" in Proposal 1 for a more detailed description of the transaction bonuses payable to our executive officers.

        In addition, as part of the Contemplated Transactions, Mr. Bigl's employment agreement has been amended to provide that upon a termination of his employment with us for any reason prior to the eighteen-month anniversary of the closing date of the Contemplated Transactions, in addition to any other severance payments that he is otherwise entitled to, Mr. Bigl will become entitled to a lump-sum payment equal to $624,000; provided, however, that if such termination is either by us without cause or by Mr. Bigl for good reason, the lump sum payment will be increased to $874,000.

        Upon the closing of the Contemplated Transactions, options granted to Mr. Bigl covering 473,665 shares of common stock will accelerate and become fully vested. Mr. Bigl however, has agreed that with respect to these and other vested options covering 527,330 shares of common stock, he will not exercise (1) options covering more than 93,330 shares before April 30, 2004, (2) options covering more than an additional 34,000 shares before June 12, 2004, (3) options covering more than an additional 133,334 shares before on June 12, 2005, and (4) options covering more than an additional 133,333 shares before June 12, 2006. After June 12, 2006, options covering all of the 527,330 shares will be fully exercisable; provided that, all of these options will become fully exercisable upon either (x) a change in control of us following the closing of the Contemplated Transactions or (y) a termination of Mr. Bigl's employment with us for any reason following the closing of the Contemplated Transactions.

        Furthermore, we have agreed to hold Mr. Bigl harmless from any "golden parachute" taxes (and any additional federal, state and local taxes incurred by Mr. Bigl as a result of such indemnification) that he may incur as a result of any payments to Mr. Bigl from us (including his transaction bonus and the accelerated vesting of his stock options).

        Upon the closing of the Contemplated Transactions, options granted to Messrs. Gershen and Baskin and Ms. Hall covering 19,985, 58,331, and 47,330 shares of common stock, respectively, will accelerate and become fully vested and immediately exercisable. Also, upon the closing of the Contemplated Transactions, options granted to Patrick McLaughlin, the president of our pharmacy benefit management division, covering 119,167 shares of common stock, will accelerate and become fully vested and immediately exercisable.

        Upon the closing of the Contemplated Transactions, Kenneth J. Daley, Ronald L. Fish and Gerald Shapiro will resign from our board of directors so that our board may be reconstituted as required under the purchase agreement. When Messrs. Daley and Fish resign upon the closing of the Contemplated Transactions, we will fully vest the 22,000 unvested options to purchase common stock held by each of them so that they become immediately exercisable upon their resignation. To the extent such vesting occurs, we will recognize a one-time charge to our statement of income in the fiscal quarter in which such vesting occurs equal to the difference between the fair market value of our common stock on the date such vesting occurs less the exercise price multiplied by the number of options whose vesting was accelerated. Using an estimated fair market value of $20.10, which represents the closing price of our common stock on January 6, 2004, this will result in a charge against net income of $149,000. See the section titled "Unaudited Pro Forma Condensed Financial Information" beginning on page 49 of this proxy statement.

        We have entered into indemnification agreements with each of our directors. The agreements provide that we will indemnify each director against any judgments, penalties, fines, amounts paid in settlement and expenses incurred in connection with any actual or threatened proceeding against us or our affiliates. In addition, we agreed to pay in advance certain expenses, including attorneys' fees, incurred by any director prior to the final disposition of such proceedings, except that the director must repay such amounts if it is ultimately determined that the director is not entitled to be indemnified by us.

Cost and Method of Soliciting Proxies

        This proxy is being solicited by our board of directors. We will bear the entire cost of the solicitation of proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of our shares of common stock. Solicitations will be made primarily by mail, but some of our directors, officers or employees may solicit proxies in person or by telephone, for which such persons will receive no additional compensation.

Opinion of the Financial Advisor to the Special Committee of Our Board of Directors

        In deciding to approve the issuance of the series A preferred stock and the amendment to our certificate of incorporation, our board of directors considered a number of factors, including the opinion of the financial advisor to the special committee of our board of directors, Southwest Securities, Inc. On October 29, 2003, Southwest Securities, Inc. delivered its oral opinion to the special committee and our board of directors, which opinion was subsequently confirmed by a written opinion to the special committee dated October 30, 2003, to the effect that, as of that date, the issuance of the series A preferred stock and use of the proceeds from the issuance of the series A preferred stock to effect the tender offer was fair from a financial point of view to non-affiliated holders of our common stock.

        The full text of the written opinion of Southwest Securities, Inc., dated October 30, 2003, is attached to this proxy statement as Annex A. We urge you to read this opinion carefully for a description of the assumptions made, matters considered and limitations on the review undertaken in connection with the opinion. The written opinion of Southwest Securities, Inc. is directed to the special committee of our board of directors and does not constitute a recommendation to any stockholder with respect to any matter relating to the Transactions (as defined therein). The written opinion of Southwest Securities, Inc. speaks only as of the date issued.

Regulatory Approvals

        In order to complete the Contemplated Transactions, we and the persons ultimately controlling New Mountain Partners (for purposes of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended), if any, are required under the Hart-Scott-Rodino Act, to make filings with the United States Department of Justice and the Federal Trade Commission and wait for the expiration or early termination of the required waiting period. These filings were made on December 31, 2003.

Other Matters

        Our board of directors does not know of any other matter that will be presented at the annual meeting other than the proposals discussed in this proxy statement. Generally, no business other than the items discussed in this proxy statement may be transacted at the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT

        The following table sets forth certain information, as of January 6, 2004, concerning the persons or entities known to us to be the beneficial owner of more than 5% of the shares of our common stock as well as the number of shares of common stock that our directors and certain executive officers beneficially own, and that our directors and executive officers own as a group. Except as otherwise indicated below, each of the entities or persons named in the table has sole voting and investment power with respect to all shares of common stock beneficially owned. Unless otherwise indicated, the business address of each stockholder listed below is c/o National Medical Health Card Systems, Inc., 26 Harbor Park Drive, Port Washington, New York 11050.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage Owned
Bert E. Brodsky	3,265,374	(2)	40.3%
Gerald Shapiro	294,534	(3)	3.6%
James J. Bigl	159,335	(4)	2.0%
Tery Baskin	121,286	(5)	1.5%
David Gershen	60,015	(6)	*
Agnes Hall	24,670	(7)	*
Patrick McLaughlin	62,499	(8)	*
Kenneth J. Daley	21,000	(9)	*
Ronald L. Fish	21,000	(10)	*
Gerald Angowitz	31,000	(10)	*
Paul Konigsberg	11,000	(10)	*
Stuart F. Fleischer	—	(11)	*
All executive officers and directors as a group (12 persons)	4,040,047	(12)	49.8%

*
Less than 1%

(1)
The number of shares beneficially owned includes outstanding shares of our common stock held by that person and shares of our common stock issuable upon exercise of stock options exercisable within 60 days of January 6, 2004.

(2)
Based on a Schedule 13D filed with the SEC on November 10, 2003. Includes (i) 100,000 shares issuable pursuant to exercisable options, (ii) 30,000 warrants to purchase common stock that are exercisable, (iii) 1,725 shares of common stock beneficially owned by P.W. Capital Corp., of which Mr. Brodsky is President, (iv) 100,000 shares of common stock beneficially owned by the Bert E. Brodsky Revocable Trust, (v) 10,144 shares held by the Irrevocable Trust of Lee Jared Brodsky, (vi) 10,145 shares held by the Irrevocable Trust of David Craig Brodsky, (vii) 10,145 shares held by the Irrevocable Trust of Jeffrey Holden Brodsky; and (viii) 10,145 shares held by the Irrevocable Trust of Jessica Brodsky Miller. Muriel Brodsky, Mr. Brodsky's wife, is the trustee for the trusts described in clauses (iv) through (viii). Does not include (a) 1,477,845 shares beneficially owned by Mr. Brodsky's children as reported in the Schedule 13D filed with the SEC on November 10, 2003 or (b) an aggregate of 200,000 shares of common stock subject to unexercisable options, but such options will become exercisable upon the closing of the Contemplated Transactions. The Schedule 13D provides that the filers may be deemed to constitute a "group" under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, with respect to the support agreement. The filers disclaim that they are a "group" for any other purpose.

(3)
Includes 11,000 shares of common stock issuable pursuant to exercisable options.

(4)
Includes 32,139 shares of common stock issuable pursuant to exercisable options. Does not include an aggregate of 473,665 shares of common stock subject to unexercisable options. Upon the closing of the Contemplated Transactions, all of these unexercisable options will accelerate and become fully vested and immediately exercisable. Mr. Bigl has agreed that, with respect to those and other options covering 527,330 shares of common stock, he will not exercise (1) options covering more than 93,330 shares before April 30, 2004, (2) options covering more than an additional 34,000 shares before June 12, 2004, (3) options covering more than an additional 133,334 shares before June 12, 2005 and (4) options covering more than an additional 133,333 shares before June 12, 2006. After June 12, 2006, options covering all of the 527,330 shares will be fully exercisable; provided, that, all of these options will become fully exercisable upon either (x) a change in control of us following the closing of the Contemplated Transactions or (y) a termination of Mr. Bigl's employment with us for any reason following the closing of the Contemplated Transactions.

(5)
Includes 18,999 shares of common stock issuable pursuant to exercisable options. Does not include an aggregate of 58,331 shares of common stock subject to unexercisable options. All of the unexercisable options will become exercisable upon the closing of the Contemplated Transactions.

(6)
Includes 48,680 shares of common stock issuable pursuant to exercisable options. Does not include an aggregate of 19,985 shares of common stock subject to unexercisable options. All of the unexercisable options will become exercisable upon the closing of the Contemplated Transactions.

(7)
23,335 of these shares are issuable pursuant to exercisable options. Does not include an aggregate of 47,330 shares of common stock subject to unexercisable options. All of the unexercisable options will become exercisable upon the closing of the Contemplated Transactions.

(8)
77,501 of these shares are issuable pursuant to currently exercisable options. Does not include an aggregate of 119,167 shares of common stock subject to unexercisable options. All of the unexercisable options will become exercisable upon the closing of the Contemplated Transactions.

(9)
Does not include 11,000 shares of common stock subject to unexercisable options.

(10)
All of these shares are issuable pursuant to exercisable options. Does not include for each of them 11,000 shares of common stock subject to unexercisable options.

(11)
Does not include 80,000 shares of common stock subject to unexercisable options.

(12)
Includes all of the shares that are included in the table above.

PROPOSAL 1—APPROVAL OF THE ISSUANCE AND SALE OF OUR SERIES A
PREFERRED STOCK

        We are seeking stockholder approval for the issuance and sale of the series A preferred stock (the "Series A Preferred Stock Proposal") under (1) NASD rule 4350(i)(1)(D)(ii), which is applicable because the shares of the series A preferred stock are convertible into shares of our common stock at a price below the market value of the common stock and are convertible into more than 20% of our common stock and more than 20% of our voting power outstanding before the issuance of the series A preferred stock and (2) NASD rule 4350(i)(1)(B), which is applicable because the issuance and sale of the series A preferred stock will result in a change of control of us.

        The following is a summary of the provisions of: (1) the amended and restated preferred stock purchase agreement, dated as of November 26, 2003, between us and New Mountain Partners, L.P. (the "purchase agreement"); (2) the form of certificate of designations governing the series A preferred stock; (3) the form of registration rights agreement between us and New Mountain Partners, L.P.; and (4) the support agreement, dated as of October 30, 2003, between us, New Mountain Partners, L.P., and Bert E. Brodsky and certain stockholders related to Mr. Brodsky (the "support agreement"). New Mountain Partners, L.P. has assigned a portion of its rights and obligations under the purchase agreement and support agreement to New Mountain Affiliated Investors, L.P., a partnership related to New Mountain Partners, L.P. (together with New Mountain Partners, L.P., "New Mountain Partners"). Because this section is a summary, it does not describe every term of the documents. This summary is qualified in its entirety by reference to, and should be read in conjunction with, those documents.

        We have attached hereto copies of the purchase agreement, the form of certificate of designations, the form of registration rights agreement, and the support agreement as Annexes B, C, D and E, respectively. We urge all of our stockholders to read these documents carefully.

Summary of the Contemplated Transactions

        Pursuant to the purchase agreement, we agreed, subject to various conditions, to issue to New Mountain Partners, and New Mountain Partners agreed to purchase from us, a total of 6,956,522 shares of series A preferred stock at a purchase price of $11.50 per share, for aggregate proceeds of $80,000,003. Once certain conditions described in more detail below have been met or waived, including receipt of certain stockholder approvals sought by this proxy statement, we are obligated to complete the sale of the series A preferred stock to New Mountain Partners and to use approximately $50 million of the proceeds of the sale of the series A preferred stock to fund the purchase price for a tender offer for up to 4,545,455 shares of our outstanding common stock at $11.00 per share. Mr. Brodsky, the chairman of our board, and certain stockholders related to him, currently hold, in the aggregate, approximately 60% of our outstanding common stock and have agreed to tender 4,448,900 shares, or approximately 57% of our outstanding common stock, held by them into the tender offer. If the tender offer is fully subscribed by our stockholders, after the tender offer is completed New Mountain Partners will own securities that are initially convertible into approximately 69% of our issued and outstanding common stock and prior to conversion of the series A preferred stock will be entitled to cast that number of votes that is equal to approximately 65% of our aggregate voting power. Following the closing of the Contemplated Transactions, New Mountain Partners will initially be entitled to nominate and elect 60% of the members of our board of directors. On October 29, 2003, our board of directors approved the terms of the Contemplated Transactions. The Series A Preferred Stock Proposal is subject to the approval of our stockholders as required by the NASD 20% Rule and NASD Control Rule (each as defined below in "Reason for Request for Approval"), as well as the satisfaction or waiver of certain other conditions described below. On October 30, 2003, the last full trading day before the public announcement of the execution of the purchase agreement, the last reported sale price of our common stock, as reported on The Nasdaq National Market (the "Nasdaq

Market"), was $13.75 per share. On January 6, 2004, the last reported sale price of our common stock, as reported on the Nasdaq Market, was $20.10 per share.

        We will primarily use the remaining proceeds from the issuance and sale of the series A preferred stock of approximately $22 million, excluding expenses related to the closing of the Contemplated Transactions, for acquisitions and working capital purposes. However, except under certain circumstances, we will be prohibited from using such proceeds to pay any outstanding amounts due under our outstanding credit facility for six months following the closing of the Contemplated Transactions. We regularly review potential acquisitions and engage in discussions with third parties regarding acquisitions, but there can be no assurance that our efforts will result in completed acquisitions. At the time of this proxy statement, we have not entered into any acquisition agreements with any potential acquisition candidate.

Background of the Contemplated Transactions

        In April 2002, we entered into an engagement letter with an investment banking firm to act as our financial and capital markets advisor in connection with potential financial and strategic transactions. We engaged the financial advisor following a determination by our board of directors and management that continued growth through acquisitions was critical to support our long-term outlook given our relatively small size compared to our industry peers.

        In September 2002, we received an unsolicited non-binding indication of interest from a third party ("Party 1") to acquire us at a price of $11.00 per share for all of our outstanding equity. On November 11, 2002, Party 1 revised its non-binding indication of interest in writing to $13.00 per share for all of our outstanding equity. On November 13, 2002, at a meeting of our board of directors, our board of directors considered the revised unsolicited indication of interest from Party 1. Our board of directors recommended and approved our continued discussions with Party 1 and instructed management to continue to apprise our board of directors of the status of those discussions. We then entered into a confidentiality agreement with Party 1, who then commenced financial and legal diligence. On November 25, 2002, Party 1 verbally increased its non-binding indication of interest to $13.50 per share for all of our outstanding equity.

        In early December 2002, Party 1 continued to communicate through our financial advisor that it was still interested in acquiring us for approximately $13.00 to $13.50 per share for all of our outstanding equity. Our board of directors then met with its financial and legal advisors to review the financial and legal aspects of the proposal. Our board of directors authorized management to continue its negotiations with Party 1 and to pursue other potential acquisition partners if negotiations with Party 1 did not progress within a short period of time.

        In the first week of January 2003, we instructed our financial advisor to solicit additional indications of interest to acquire us through a targeted auction process. Over the course of the following two weeks, we received several other preliminary non-binding indications of interest from other parties interested in acquiring us for between $11.00 and $15.00 per share for all of our outstanding equity. All of these indications of interest were subject to various conditions, including satisfactory completion of due diligence investigations of us. Three of those parties ultimately commenced due diligence investigations of us.

        On January 30, 2003, we received a written non-binding offer from Party 1 informing us it had completed its due diligence and proposed to acquire us for $10.00 per share for all of our outstanding equity. As a result, our discussions with Party 1 slowed. Subsequently, in February 2003, another party ("Party 2") sent us a written offer to acquire us for $12.00 per share, but in March 2003 it informed our financial advisor that its proposal was withdrawn. Following Party 2's withdrawal, Party 1's proposal was the only proposal remaining from the auction process that began in January 2003, and we therefore recommenced active negotiations with Party 1. Our management team and our representatives continued to negotiate a definitive merger agreement with Party 1 through March 2003. As a result of our negotiations with Party 1, on March 10, 2003, Party 1 subsequently increased its non-binding offer to $11.75 per share for all of our outstanding equity. At the beginning of April 2003, however, Party 1 notified us that it was no longer interested in pursuing a transaction with us.

        At a meeting of our board of directors on April 18, 2003, Mr. Brodsky, the chairman of our board, advised our board that a private equity firm had submitted a non-binding proposal to acquire us for a purchase price of $10.50 per share in a going-private transaction in which Mr. Brodsky would retain an interest in the acquired company. At the conclusion of the meeting, our board of directors established a special committee comprised entirely of non-management, independent directors (Paul J. Konigsberg (chairman), Gerald Angowitz, Kenneth J. Daley and Ronald L. Fish) for the purpose of evaluating a possible transaction with the private equity firm. The special committee also retained Fulbright & Jaworski L.L.P. to act as its legal advisor and started to consider several investment banks to act as its financial adviser. Following several weeks of discussions with the private equity firm, however, the parties mutually agreed to discontinue their discussions.

        In the course of discussions with several other investment banking firms regarding our options to increase our stockholder value, in late July 2003 we were approached by Southwest Securities, Inc. ("Southwest Securities") about a possible equity investment in us by a private equity fund, New Mountain Partners, coupled with a tender offer for shares of our common stock. On July 24, 2003, we entered into a confidentiality agreement with New Mountain Partners to facilitate discussions. We then proceeded to have preliminary discussions with New Mountain Partners with respect to the structure of a proposed investment in us. On August 26, 2003, New Mountain Partners submitted a preliminary non-binding term sheet proposing an investment in us, with a substantial portion of the proceeds to be used to repurchase shares of our common stock held by Mr. Brodsky and certain stockholders related to Mr. Brodsky. On August 27, 2003, we entered into an exclusivity agreement with New Mountain Partners.

        We engaged Southwest Securities on July 22, 2003 to serve as our financial advisor for the proposed transaction with New Mountain Partners. In August 2003 our board of directors determined that the special committee would have the authority to negotiate and approve a transaction with New Mountain Partners, and the special committee interviewed several financial advisor candidates, including Southwest Securities. Following the interview process, the special committee, which was composed of the same individuals as the special committee formed on April 18, 2003, formally engaged Southwest Securities as of August 29, 2003 to serve as its financial advisor for the transaction and the engagement agreement, dated July 22, 2003, between us and Southwest Securities was terminated. Our board of directors determined that it did not require a separate financial advisor in light of the special committee's mandate, and our engagement letter with Southwest Securities was terminated concurrently with Southwest Securities' retention by the special committee. Prior to the engagement, Southwest Securities advised the special committee that it had no formal relationship or agreements with New Mountain Partners, did not act as an advisor to New Mountain Partners with respect to the proposed transactions and did not receive any, and did not anticipate receiving any, compensation from New Mountain Partners or its affiliates with respect to the proposed transactions.

        Our board of directors and special committee also retained Fulbright & Jaworkski L.L.P. to act as their legal advisor in connection with the proposed transaction. Following its engagement, Southwest Securities communicated to New Mountain Partners the special committee's instructions that any use of the proceeds of an investment in us to repurchase outstanding common stock would have to be made to all of our stockholders on a pro rata basis.

        From late August 2003 through the end of October 2003, New Mountain Partners and Deloitte & Touche LLP, its accounting advisor, and Fried, Frank, Harris, Shriver & Jacobson LLP, its legal counsel, conducted an accounting, financial and legal due diligence investigation of us.

        On September 11, 2003, New Mountain Partners' legal counsel provided us with an initial draft of a preferred stock purchase agreement providing for an aggregate preferred stock investment of $70 million. On September 17, 2003, New Mountain Partners' legal counsel provided us with an initial draft of the certificate of designations for an 8% participating convertible preferred stock, with a conversion price of $11.00 per share.

        On September 18, 2003, the members of the special committee held a telephonic meeting with its legal and financial advisors and representatives of our auditors to discuss the proposed terms and the anticipated impact of the proposed transactions on our reported financial results.

        On September 25, 2003, the members of the special committee met in person with representatives of New Mountain Partners, as well as their respective legal and financial advisors, to negotiate the principal terms of the proposed investment in us. Following discussion of the key terms, the parties agreed, among other things, that the investment amount would be increased from $70 million to $80 million; the conversion price for the series A preferred stock would be increased from $11.00 to $11.50 per share; the dividend on the series A preferred stock would be lowered from 8% to 7% for the first five years and thereafter to 3.5%; and the offer price in the tender offer would be $11.00 per share. The parties also discussed whether all or a portion of the dividends would be payable in-kind rather than in cash.

        From the middle of September 2003 to the end of October 2003, our management, representatives of New Mountain Partners and each of their respective advisors spoke on numerous occasions regarding our business and financial condition. During this period, representatives of the special committee, New Mountain Partners and their respective advisors spoke on numerous occassions regarding the terms of the transaction, including the amount of the investment by New Mountain Partners, the closing amount payable to New Mountain Partners, the required tender offer amount, the dividend rate on the series A preferred stock, the special voting rights of the holders of series A preferred stock, the no solicitation covenant, our ability to terminate the transaction to accept a financially superior transaction, the termination fee trigger events, the amount of New Mountain Partners' expenses that we would be required to reimburse, the definition of material adverse effect, and other related provisions and documents. During this period, members of the special committee, Southwest Securities and our auditors discussed the impact of the proposed transactions on our reported financial results. During this period, Mr. Brodsky engaged separate legal counsel and Mr. Brodsky and his legal advisors participated in negotiations with the special committee and New Mountain Partners with respect to the terms of the proposed transactions, including the terms of the support agreement that New Mountain Partners stated was a condition to its participation in any transaction with us.

        On October 8, 2003, members of our management and the special committee's legal and financial advisors met with representatives of New Mountain Partners and its legal advisors to discuss the key provisions of the purchase agreement and certificate of designations, focusing on the corporate governance provisions and the obligation to reimburse New Mountain Partners for its out-of-pocket expenses.

        On October 9, 2003, the special committee held a meeting with members of management and its legal and financial advisors to discuss the status of the negotiations with New Mountain Partners. The special committee's financial advisor gave an overview of the financial terms of the proposed transactions, including our related expenses and the anticipated impact of the proposed transactions on our reported financial results. A detailed description of the estimated related expenses and the anticipated impact of the proposed transactions on our reported financial results are discussed under the section "Unaudited Pro Forma Condensed Financial Information." The special committee's legal advisor gave an overview of the transaction documents and the remaining open issues. A lengthy discussion followed the presentations. The special committee authorized its advisors to continue to negotiate the terms of the transaction documents, including a limit on the amount of New Mountain Partners' out-of-pocket expenses that we would be required to pay upon the closing of the proposed transactions and if the transactions were not completed.

        During the next two weeks, members of the special committee, our management, the special committee's legal and financial advisors and representatives of New Mountain Partners and its legal advisors continued to negotiate the terms of the key agreements relating to the proposed transactions.

        The special committee held a meeting on October 23, 2003 to review with our management and the special committee's legal and financial advisors the status of the negotiations and the proposed terms and conditions of the proposed transactions with New Mountain Partners. During this meeting, the special committee's legal advisor updated the committee on changes to the material terms and conditions of the purchase agreement previously discussed and reviewed the legal duties and responsibilities of our special committee and board of directors in connection with the proposed transactions. Southwest Securities presented a comprehensive analysis of the proposed series A preferred stock financing and tender offer, including a review of the valuation methods it used, and expressed its view that, subject to a review of the final agreements, Southwest Securities should be able to deliver a written opinion that the preferred stock investment and tender offer were fair to our non-affiliated stockholders from a financial point of view. The special committee carefully considered the presentations made and the terms of the proposed transactions. The special committee also negotiated (1) a reduction in the transaction fee payable to its financial advisor, Southwest Securities, from $2.8 million to $2.5 million and (2) a reduction in the severance payments owed Mr. Brodsky in light of the substantial benefits that Mr. Brodsky would realize as a result of the closing of the proposed transactions. Following a thorough discussion, the special committee approved the proposed transactions, subject to the satisfactory negotiation of the final terms of the purchase agreement, support agreement and other related documents.

        On October 24, 2003, the special committee's legal counsel discussed the remaining issues with Mr. Brodsky's legal counsel, which focused on the no solicitation and termination provisions contained in the purchase agreement and the support agreement. Mr. Konigsberg and the special committee's legal advisor then met with representatives of New Mountain Partners and its legal advisor to discuss those remaining issues.

        Negotiation of the transaction agreements continued and the purchase agreement and the other documents contemplated by the purchase agreement were substantially finalized in the late evening of October 28, 2003.

        At a meeting of the special committee held on October 29, 2003, the committee members considered the terms of the proposed financing that had been negotiated with New Mountain Partners. The other members of our board of directors joined the meeting as observers and Southwest Securities presented an updated, comprehensive analysis of the proposed series A preferred stock financing and tender offer, including a review of the valuation methods it used, and orally advised the special committee and our board of directors that the transaction was fair to our non-affiliated stockholders from a financial point of view. The oral opinion was subsequently confirmed in writing on October 30, 2003. Our legal advisor reviewed with the special committee and our board of directors the principal terms of the proposed series A preferred stock financing and the tender offer, as well as a discussion of the fiduciary duties of the directors with respect to the proposed transactions. Following thorough discussions, the directors who were not members of the special committee left the meeting and the committee unanimously agreed to approve the proposed transactions and to recommend to the full board that it also approve the proposed transactions. Shortly thereafter, our board of directors approved the proposed transactions.

        Late in the evening of October 30, 2003, the purchase agreement and certain other agreements were executed by our appropriate officers, New Mountain Partners and the stockholders executing the support agreement, and the Contemplated Transactions were publicly announced the morning of October 31, 2003.

        During the first week of November 2003, we were contacted by representatives of the Nasdaq Stock Market, Inc. ("Nasdaq"), who requested that we modify the manner in which voting rights of holders of the series A preferred stock are calculated in certain circumstances. Following discussion between our and New Mountain Partners' legal advisors, our board of directors met on November 19, 2003 and approved the modification to the terms of the series A preferred stock. The amended and restated purchase agreement reflecting the modification was executed on November 26, 2003.

Reasons for the Contemplated Transactions; Recommendation of the Special Committee and Our Board of Directors

        In determining that the Contemplated Transactions are advisable, fair and in our best interests and our stockholders' best interests, the special committee and our board of directors consulted with our management and our board of directors' and the special committee's financial advisor and legal counsel, and considered numerous factors discussed below that supported their recommendations.

        In deciding to approve the Contemplated Transactions, our board of directors considered a variety of factors, including:

  •
  the recommendation of the special committee to our board of directors;

  •
  the investigation and review by our board of directors of the terms and conditions of the Contemplated Transactions;

  •
  our board of directors' familiarity with, and information provided by our management as to, our business, financial condition, results of operations, current business strategy and future prospects, as well as the risks involved in achieving those prospects and objectives in the current industry and market conditions; the nature of the markets in which we operate, our position in such markets; our historical inability to access the capital markets to obtain growth capital; the historical and current market prices for shares of our common stock; the limited number of institutional holders of shares of our common stock; the lack of coverage by equity research analysts of our common stock; the low daily trading volume in the shares of our common stock and the lack of liquidity as a result thereof; and the desire on the part of Mr. Brodsky, our largest stockholder, to sell a significant amount of shares of his common stock and the possible negative effect on our common stock resulting from such sales;

  •
  the information provided to our board of directors by our management and Southwest Securities with respect to the financial and other aspects of the Contemplated Transactions, the positive attributes of the Contemplated Transactions from our point of view and that of our stockholders such as the infusion of growth capital, the replacement of a large stockholder who wants to sell his shares, the addition of a well-regarded institutional stockholder and the avoidance of the risks associated with raising capital in the open market, among other things, and our growth prospects if the Contemplated Transactions were not consummated;

  •
  the proposed structure of the preferred stock financing and the pro rata cash tender offer, which would enable our stockholders to immediately obtain cash for their shares;

  •
  the analyses performed by Southwest Securities in connection with rendering its fairness opinion, including Southwest Securities' comparable public company, comparable merger and acquisition transaction and discounted cash flow analyses, as well as Southwest Securities' written opinion, a copy of which is attached to this proxy statement as Annex A, to the effect that the issuance of the series A preferred stock and the tender offer is fair to our non-affiliated stockholders from a financial point of view;

  •
  the material terms and conditions of the Contemplated Transactions as reflected in the purchase agreement, including (a) the consideration to be paid for the series A preferred stock in connection with the Series A Preferred Stock Proposal; (b) the cash consideration to be paid in the tender offer; (c) approximately $22 million of net proceeds from the Series A Preferred Stock Proposal being available for acquisitions and working capital purposes; (d) the provisions in the purchase agreement permitting us to furnish nonpublic information to, and to respond to and participate in, negotiations with, any third-party that submits an unsolicited acquisition proposal concerning a merger or similar transaction with us that our board of directors determines in good faith after consultation with its legal and financial advisors is reasonably likely to be or result in a superior proposal, if our board of directors determines that such action is required to satisfy its fiduciary obligations under applicable law and the purchase agreement permits our board of directors to terminate the purchase agreement in certain circumstances in the exercise of such fiduciary duties; (e) our obligation to pay New Mountain Partners a closing fee of $1,450,000 and reimburse its out-of-pocket expenses up to a maximum of $1,500,000; (f) the termination provisions of the purchase agreement, which under certain circumstances could obligate us to pay a termination fee of $2,000,000 to New Mountain Partners (less any amounts paid by Bert E. Brodsky and certain stockholders related to him under the support agreement under certain circumstances) and reimburse New Mountain Partners for its out-of-pocket expenses in connection with the Contemplated Transactions, up to a maximum of $1,500,000, and our board of directors' belief that such fee and expense reimbursement provisions would not deter a superior proposal; (g) the conditions precedent to the consummation of the tender offer, including regulatory approval (including from NASD); and (h) and the estimated length of time to consummate the Contemplated Transactions;

  •
  the consideration offered to our stockholders relative to the historical and projected stock price for us;

  •
  the total expenses of the Contemplated Transactions and the accounting impact of the Contemplated Transactions on our reported financial results;

  •
  the near-term negative accounting impact of the Contemplated Transactions on our reported financial results, including the charges to our net income resulting from the consummation of the Contemplated Transactions as described in the section "Unaudited Pro Forma Condensed Financial Information" on page 50;

  •
  the change of control severance payments and the bonuses due to certain members of management resulting from the consummation of the Contemplated Transactions of approximately $1,565,000 as described in the section "Unaudited Pro Forma Condensed Financial Information" on page 50;

  •
  the experience and reputation of New Mountain Partners and the potential benefits New Mountain Partners could bring to us, including a potentially higher profile among institutional investors and equity research analysts; and

  •
  the process engaged in by our management, the special committee of our board of directors and our financial advisor, which included a number of meetings, negotiations and discussions with New Mountain Partners and consideration of alternatives to the Contemplated Transactions, including the fact that since 2002 we retained an investment banking firm and held negotiations with several companies interested in acquiring us, but that none of those transactions were completed.

        Our board of directors also considered the potential benefits to certain directors, officers and employees discussed in the section below entitled "Interests of Management and Directors in the Contemplated Transactions." Our board of directors did not believe that these interests should affect its decision to approve the Contemplated Transactions since these interests are primarily based on contractual arrangements that were in place before the negotiation of the purchase agreement and our board of directors' view that the judgment and performance of the directors and executive officers would not be impaired by these interests. In considering the Contemplated Transactions, our board of directors considered the impact of these factors and the other factors described below on our stockholders.

        The foregoing discussion describes the material factors considered by the special committee of our board of directors and our board of directors in their consideration of the Contemplated Transactions. In view of the wide variety of factors considered by the special committee and our board of directors, the special committee and our board of directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered. The special committee and our board of directors viewed their positions and recommendations as being based on the totality of the information presented to, and considered by, them. In addition, individual members of the special committee and our board of directors may have given different weights to different factors. After taking into consideration all the factors set forth above, the special committee and our board of directors determined that the potential benefits of the Contemplated Transactions outweighed the potential disadvantages associated with the Contemplated Transactions.

Impact of the Issuance and Sale of the Series A Preferred Stock on Our Existing Stockholders

        The holders of the series A preferred stock will have certain rights that are senior to those of the holders of our common stock. You should consider the following factors in determining whether to vote for this proposal:

  •
  Currently, Mr. Brodsky and certain stockholders related to Mr. Brodsky own more than a majority of our outstanding shares of common stock and are able to elect the entire board of directors. After the Contemplated Transactions are consummated, the holders of series A preferred stock will initially be entitled to nominate and elect 60% of our directors. The remaining 40% of our directors will be nominated by a nominating committee of our board of directors, a majority of whose members will be independent directors. The portion of our board of directors that the holders of the series A preferred stock may nominate and elect is dependent upon the number of shares of our common stock New Mountain Partners beneficially owns measured as a percentage of the number of shares of our common stock that New Mountain Partners beneficially owned as a result of its original investment in the series A preferred stock. We refer to this original beneficial ownership as "New Mountain Partners' original investment." The portion of our board of directors that the holders of series A preferred stock will be entitled to nominate and elect decreases as New Mountain Partners' and its permitted transferees' beneficial ownership of New Mountain Partners' original investment decreases.

  •
  So long as New Mountain Partners and its permitted transferees beneficially own shares of common stock that amount to at least (1) 33% of New Mountain Partners' original investment on the closing date of the Contemplated Transactions (as adjusted for any split subdivision, combination, recapitalization or similar event from such closing date until the date of determination) or (2) 15% of the combined voting power of our then outstanding voting securities, whichever is lower, a majority vote of the directors elected by the holders of the series A preferred stock will be necessary to approve certain corporate transactions, including certain mergers and stock issuances.

  •
  The issuance of the series A preferred stock, the ability of the holders of the series A preferred stock to convert their shares into common stock, and the conversion price adjustment provisions of the series A preferred stock for issuances of securities below the conversion price (which is initially $11.50), as well as the special rights of holders of the series A preferred stock, may affect the trading patterns and/or may adversely affect the market price of our common stock.

  •
  The holders of series A preferred stock will have a claim against our assets that is senior to the claim of the holders of common stock in the event of our liquidation or bankruptcy.

  •
  The holders of series A preferred stock will be entitled to receive certain preferred dividends out of funds legally available therefor. The payment of these preferred dividends will take priority over the payment of dividends, if any, on our common stock and may reduce the amount of cash available to operate and grow our business.

  •
  Some of the events that trigger the anti-dilution provisions of the series A preferred stock, such as the issuance of common stock or securities convertible into common stock below the conversion price (which is initially $11.50), will reduce the conversion price of the series A preferred stock, thereby causing an increase in the number of shares of common stock issuable upon conversion of the series A preferred stock and diluting the ownership of the holders of our common stock.

  •
  New Mountain Partners will have other rights and preferences described in this proxy statement, including a right of first offer on certain future security issuances and consent rights with respect to dividends or distributions on equity securities.

  •
  Holders of shares of series A preferred stock and common stock issuable upon conversion of series A preferred stock will be entitled to certain demand and piggyback registration rights. The ability of New Mountain Partners to potentially transfer a significant portion of its shares in a demand or piggyback registration could materially and adversely affect the market price of our common stock or it could improve the liquidity of our common stock by increasing the outstanding float.

Opinion of Southwest Securities, Inc.

Introduction

        Southwest Securities, Inc. acted as the financial advisor to the special committee of our board of directors in connection with the special committee's analyses and evaluation of the Transactions (as defined below). The special committee of our board of directors requested that Southwest Securities provide the special committee with an opinion as to the fairness, from a financial point of view, to our non-affiliated common stockholders of the issuance of the series A preferred stock and the tender offer, collectively referred to in this section as the "Transactions." In requesting Southwest Securities' opinion, the special committee of our board of directors did not give any special instructions to Southwest Securities or impose any limitation upon the scope of investigation that Southwest Securities deemed necessary to enable it to deliver its opinion.

        At the October 29, 2003 meeting of our board of directors, Southwest Securities delivered its oral opinion to the special committee and our board of directors that, based on and subject to the assumptions and conditions set forth therein, each of the proposed issuance of the series A preferred stock and the tender offer is fair to our non-affiliated common stockholders from a financial point of view. On October 30, 2003, at the request of the special committee of our board of directors, Southwest Securities delivered its written opinion, stating that, based on and subject to the assumptions and conditions set forth therein, as of October 30, 2003, each of the proposed issuance of the series A preferred stock and the tender offer is fair to our non-affiliated common stockholders from a financial point of view (the "Southwest Securities Opinion").

        A copy of the Southwest Securities Opinion is attached to this proxy statement as Annex A, and Southwest Securities has consented to its attachment hereto. We urge you to read the Southwest Securities Opinion carefully and in its entirety. The Southwest Securities Opinion is directed only to the fairness, from a financial point of view, to our non-affiliated common stockholders of the issuance of the series A preferred stock and the tender offer. The Southwest Securities Opinion does not constitute a recommendation to any stockholder as to how you should vote in respect of the Transactions or whether to tender all or any of your common stock pursuant to the proposed tender offer.

        In arriving at the Southwest Securities Opinion, Southwest Securities has, among other things:

  •
  reviewed the material terms of the Transactions, including the material terms of the series A preferred stock;

  •
  reviewed certain publicly available audited and unaudited financial statements and other publicly available information regarding our business and operations, including our recent filings with the SEC and our press releases;

  •
  reviewed certain internal information, primarily financial in nature, concerning us prepared by our management;

  •
  reviewed our projected financial statements, prepared and furnished to Southwest Securities by our senior management;

  •
  held discussions with certain of our officers and employees concerning our operations, financial condition and future prospects;

  •
  reviewed certain publicly available comparable transactions that Southwest Securities considered relevant;

  •
  reviewed the historical market prices and trading volume for the common stock;

  •
  reviewed certain publicly available financial and stock market data relating to selected public companies that Southwest Securities considered relevant;

  •
  considered certain pro forma financial effects of the Transactions on us; and

  •
  conducted such other financial studies, analyses and investigations and considered such other information as Southwest Securities deemed necessary or appropriate, including a review of the market forces affecting, and the competitive landscape of, the pharmacy benefit management, specialty pharmaceutical distribution and disease management industries.

        In connection with its review, Southwest Securities assumed and relied upon the accuracy and completeness of all financial and other information supplied to Southwest Securities by our management, and all publicly available information concerning us, and did not independently verify such information. Southwest Securities also relied upon our management as to the reasonableness and achievability of the financial projections (and the assumptions and bases therein) that we provided to Southwest Securities and Southwest Securities assumed that the projections were reasonably prepared on bases reflecting the best currently available estimates and judgments of our management as to our future operating performance. In arriving at the Southwest Securities Opinion, Southwest Securities relied upon the projected financial data for fiscal 2004 through 2007. The projected financial data for 2004 through 2007 were our latest available projections provided to Southwest Securities by our management as of the date of the Southwest Securities Opinion. We do not publicly disclose internal management projections of the type provided to Southwest Securities in connection with Southwest Securities' review of the Transactions. These projections were not prepared with the expectation of public disclosure. The projections were based on numerous variables and assumptions that are inherently uncertain, including factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in the projections.

        The Southwest Securities Opinion does not constitute a recommendation of the Transactions over any alternative transaction (including the alternative not to effect the Transactions) that may be available to us or the effect of any transaction in which we might engage and does not address the underlying business decision of our board of directors to proceed with the Transactions. Furthermore, Southwest Securities was not requested to make, and did not make, an independent appraisal or evaluation of our assets, properties, facilities or liabilities, and Southwest Securities has not been furnished with any such appraisals or evaluations. In addition, Southwest Securities did not assume any obligation to conduct, nor did they conduct, any physical inspection of our properties or facilities. Estimates of values of us and our assets do not purport to be appraisals or necessarily reflect the prices at which we or our assets may actually be sold.

        The Southwest Securities Opinion is necessarily based on share prices and economic and other conditions and circumstances as they existed or were in effect on, and the information made available to it as of, October 30, 2003. Southwest Securities expressed no opinion as to what the value of our common stock actually would be when the Transactions are consummated or as to the price or trading range at which our common stock may trade at any time following the Transactions.

        In connection with rendering the Southwest Securities Opinion, Southwest Securities performed a variety of financial and comparative analyses, including those described below. Although all of the material analyses performed are summarized below, the summary does not purport to be a complete description of the analyses performed and factors considered by Southwest Securities in arriving at the Southwest Securities Opinion. Southwest Securities believes that its analyses must be considered as a whole and that selecting portions of Southwest Securities' analyses and of the factors considered by it, without considering all analyses and factors, could create a misleading view of the processes underlying the Southwest Securities Opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. Southwest Securities assumed that the Transactions will be consummated according to the terms and conditions described in the forms of the definitive agreements relating to the Transactions that were reviewed by Southwest Securities, without any waiver or modification of material terms or conditions by any party thereto, including us and New Mountain Partners.

        The following is a summary of the principal financial and comparative analyses performed by Southwest Securities in connection with the preparation of the Southwest Securities Opinion. These analyses were presented to the special committee of our board of directors at its meeting on October 29, 2003.

Summary of Southwest Securities' Valuation Approach

        Valuation Methodologies.    Southwest Securities completed a series of valuation methodologies to determine an estimated value for us before giving effect to the Transactions. The valuation methodologies that Southwest Securities utilized included:

  •
  historical market price analysis;

  •
  comparable companies analysis;

  •
  mergers and acquisitions analysis; and

  •
  discounted cash flow analysis.

        In each analysis, Southwest Securities calculated a range of implied equity values per share of our common stock.

        Historical Market Price Analysis.    Southwest Securities analyzed the performance of the price of our common stock over the last 18 months, a time period that Southwest Securities determined to be sufficient for its analysis and within the typical range for such an analysis. Eighteen months is also the approximate period of time since we began to explore our strategic alternatives. This 18-month period included 380 trading days, and this analysis concluded that over this period of time, the closing price of our common stock was less than or equal to $11.50 on 327 of the 380 trading days, or 86% of such trading days. Southwest Securities also analyzed the closing stock prices over the last 18 months and the number of shares that traded on each trading day and concluded that during this period of time, 77% of the shares traded on days that the closing price of our common stock was below $11.50. The closing prices of our common stock for the 18 month period that Southwest Securities analyzed ranged from $6.65 to $13.60 and the mean and median were $9.57 and $9.00, respectively. The closing price of our common stock on October 30, 2003, the day prior to the announcement of the Contemplated Transactions, was $13.75 per share.

        Selected Comparable Companies Analysis.    Southwest Securities compared our relevant historical, current and projected financial and operating results with the financial and operating results of publicly traded companies that operate in the pharmacy benefit management industry (collectively the "Comparable Companies"). The Comparable Companies were chosen by Southwest Securities based on general business, operating and financial characteristics representative of companies in the industry in which we operate. No company or business used in the Comparable Companies analysis is identical or substantially identical to us.

        For the purposes of this analysis, the Comparable Companies selected by Southwest Securities were five companies that operate in the pharmacy benefit management industry as listed below:

  •
  AdvancePCS;

  •
  Caremark Rx, Inc.;

  •
  Express Scripts, Inc.;

  •
  Medco Health Solutions, Inc.; and

  •
  MIM Corporation.

        In performing its analysis, Southwest Securities calculated multiples of, among other things, each Comparable Company's latest twelve months ("LTM"), projected calendar year 2003 ("CY 2003") and projected calendar year 2004 ("CY 2004") net income (collectively, the "Equity Value Multiples"). Southwest Securities also calculated multiples of each Comparable Company's LTM, CY 2003 and CY 2004 earnings before interest, taxes, depreciation and amortization ("EBITDA") and earnings before interest and taxes ("EBIT") (collectively, the "Enterprise Value Multiples").

        Using the above-referenced information, Southwest Securities derived a range of estimated equity and enterprise values for us by applying the above-referenced mean, median, low and high Enterprise Value Multiples and Equity Value Multiples of the Comparable Companies to our appropriate financial statistics. Southwest Securities ultimately derived a range of equity values per share of our common stock for each multiple after taking into account our net debt of $11.5 million as of June 30, 2003 and the number of shares of our common stock outstanding, using the treasury stock method, as of September 30, 2003. In addition to the aforementioned Comparable Companies, Southwest Securities also performed an analysis of HealthExtras, Inc., which is also engaged in the pharmacy benefit management business, and determined that the analysis was not meaningful because of its limited operating history as a pharmacy benefit management company and the absence of publicly available projections.

        Southwest Securities applied the Comparable Companies' multiples to our appropriate financial statistics and calculated a range of implied equity values per share of our common stock based on the Comparable Companies' low, mean, median and high multiples. The closing price of our common stock on October 30, 2003, the day prior to the announcement of the Contemplated Transactions, was $13.75 per share. In reviewing the results of its analysis, Southwest Securities noted that the price per share to be received for the series A preferred stock and to be paid in the tender offer, as well as the closing price per share of our common stock on October 29, 2003, two days prior to the announcement of the Contemplated Transactions, were in all cases lower than the values implied by the Comparable Companies' mean, median and high multiples and in some cases lower than the value implied by the

Comparable Companies' low multiple. This analysis resulted in the following implied equity values per share of our common stock:

	Implied Equity Value Per Share of Our Common Stock
Financial Statistic
	Low	Mean	Median	High
LTM EBITDA	$9.33	$18.33	$17.67	$25.20
LTM EBIT	$8.27	$15.53	$16.02	$19.57
LTM net income	$9.39	$15.92	$16.39	$19.71
CY 2003 EBITDA	$13.22	$18.60	$17.59	$23.33
CY 2003 EBIT	$9.61	$14.68	$14.99	$18.19
CY 2003 net income	$10.68	$14.98	$16.11	$17.86
CY 2004 EBITDA	$25.54	$35.24	$33.75	$44.18
CY 2004 EBIT	$21.58	$32.05	$33.79	$39.76
CY 2004 net income	$22.60	$32.62	$35.28	$38.76

        Selected Mergers and Acquisitions Analysis.    Southwest Securities conducted an analysis of merger and acquisition transactions involving pharmacy benefit management and/or specialty pharmaceutical distribution companies as a method of valuing us. A mergers and acquisitions analysis reviews and analyzes transactions, and the resulting implied multiples, involving companies in the same or similar industries as ours ("Selected Transactions"). No acquired company or business used in the mergers and acquisitions analysis is identical or substantially identical to us, and none of the transactions were identical or substantially identical to the proposed Transactions.

        In performing this analysis, Southwest Securities analyzed the acquisition of publicly traded and privately held companies. Southwest Securities then calculated the acquisition multiples paid for these companies. The range of multiples of these transactions was then applied to our financial results. The analysis focused on transactions where the target company's LTM EBITDA was disclosed and calculated the ratio of enterprise value (based on disclosed transaction value) to LTM EBITDA. For the purposes of this analysis, Southwest Securities reviewed more than 60 merger and acquisition transactions since 1998. Southwest Securities then reviewed each of these transactions to determine which transactions involved pharmacy benefit management and/or specialty pharmaceutical distribution companies and selected the transactions that disclosed the information necessary to be included in the analysis. Southwest Securities selected the 14 transactions that met the industry criteria and for which the information that was necessary to calculate the enterprise value and LTM EBITDA was publicly available. Southwest Securities calculated the low, mean, median and high multiples based on these 14 Selected Transactions. In reviewing the results of its analysis, Southwest Securities noted that the price per share to be received for the series A preferred stock and to be paid in the tender offer, as well as the closing market price per share of our common stock on October 29, 2003, two days prior to the announcement of the Contemplated Transaction, were lower than the values implied by the Selected Transactions' mean, median and high multiples. The transactions that Southwest Securities used in this analysis include the following:

  •
  AmerisourceBergen Corporation's acquisition of US Bioservices Corporation;

  •
  HealthExtras, Inc.'s acquisition of Pharmacy Network National Corporation;

  •
  Accredo Health, Incorporated's acquisition of the Specialty Pharmaceuticals Services division of Gentiva Health Services, Inc.;

  •
  Caremark Rx, Inc.'s acquisition of Choice Source Therapeutics;

  •
  Express Scripts, Inc.'s acquisition of National Prescription Administrators, Inc.;

  •
  MIM Corporation's acquisition of Vitality Home Infusion Services, Inc.;

  •
  National Medical Health Card Systems, Inc.'s acquisition of Centrus from Health Solutions, Ltd.;

  •
  Advance Paradigm, Inc.'s acquisition of PCS Health Systems, Inc. from Rite Aid Corporation;

  •
  MIM Corporation's acquisition of American Disease Management Associates, L.L.C.;

  •
  Medco Health Solutions, Inc.'s acquisition of ProVantage Health Services, Inc.;

  •
  Accredo Health, Incorporated's acquisition of Sunrise Health Management, Inc.;

  •
  Bergen Brunswig Corporation's acquisition of PharMerica, Inc.; and

  •
  Express Scripts, Inc.'s acquisition of ValueRx from Columbia/HCA Healthcare Corporation.

        Using the above-mentioned information, Southwest Securities derived a range of estimated values for us, based upon the implied enterprise values for us, derived by applying the Enterprise Value Multiples of the Selected Transactions to our LTM EBITDA. Southwest Securities ultimately derived a range of equity values per share of our common stock for each multiple after taking into account our net debt of $11.5 million as of June 30, 2003 and our number of shares outstanding, using the treasury stock method, as of September 30, 2003.

        Southwest Securities applied the Selected Transactions' multiples to our LTM EBITDA and calculated a range of implied equity values per share of our common stock based on the Selected Transactions' low, mean, median and high multiples. This analysis resulted in the following implied equity values per share of our common stock:

	Implied Equity Value Per Share of Our Common Stock
Financial Statistic
	Low	Mean	Median	High
LTM EBITDA	$7.98	$14.51	$13.87	$25.76

        Discounted Cash Flow Analysis.    Southwest Securities performed a discounted cash flow analysis to determine a range of implied present values per share of our common stock premised upon the assumptions summarized below. The discounted cash flow analysis was based upon financial and operating information relating to our business, operations and prospects supplied by our management and covering fiscal years 2004 through 2007.

        In order to perform this analysis, Southwest Securities selected discount rates ranging from 25% to 35%, which it determined to be representative of an investor's return on equity expectations for a small market cap growth company. Using these discount rates, Southwest Securities calculated a range of present values of our projected stream of Net Unlevered Cash Flows (as defined below) for fiscal years 2004 through 2007 and a range of present cash values of our terminal value (the "Terminal Value") at June 30, 2007. "Net Unlevered Cash Flows," as used in the analysis, is defined, for each period, as projected EBIT, less taxes at an estimated rate of 41.0%, plus projected depreciation and amortization, plus or minus projected changes in non-cash working capital, less projected capital expenditures. The Terminal Value was computed by multiplying our projected EBITDA by terminal multiples ranging from 5.0x to 9.0x, a range that Southwest Securities selected from the Selected Transactions it reviewed its Selected Mergers and Acquisitions Analysis. Southwest Securities calculated present values of the Net Unlevered Cash Flows and Terminal Value and subtracted our net debt of $11.5 million as of June 30, 2003, in order to calculate a range of implied equity values for us. Southwest Securities then calculated a range of implied equity values per share of our common stock by dividing the equity values by the number of shares of our common stock outstanding, using the treasury stock method, as of September 30, 2003, to calculate a range of implied equity values per share of our common stock.

        Based on the range of discount rates and terminal multiples referred to above, Southwest Securities calculated a range of implied equity values per share of our common stock between $19.41 and $41.54. The closing price of our common stock on October 30, 2003, the day prior to the announcement of the Contemplated Transactions, was $13.75 per share. In reviewing the results of its analysis, Southwest Securities noted that the price per share to be received for the series A preferred stock and to be paid in the tender offer, as well as the closing price per share of our common stock on October 29, 2003, two days prior to the announcement of the Contemplated Transactions, were lower than the values implied by the discounted cash flow analysis.

        Selected Comparable Convertible Preferred Stock Investment Analysis.    Southwest Securities reviewed recently completed comparable transactions, focusing on transactions of comparable size to the issuance of the series A preferred stock and companies of a comparable size to us. Specifically, Southwest Securities reviewed convertible preferred stock investments in public companies in which the company issuing the preferred stock (i) had a market capitalization prior to the transaction between $50 million and $150 million and in which the gross proceeds of the offering were greater than $40 million, (ii) was a pharmacy benefit management company or (iii) intended to use the proceeds to conduct a self-tender offer. The transactions that Southwest Securities used in this analysis were the following:

  •
  Aviall, Inc.'s issuance of $45 million of preferred stock;

  •
  Casual Male Retail Group, Inc.'s issuance of $80 million of preferred stock;

  •
  Hexcel Corporation's issuance of $125 million of preferred stock;

  •
  Inverness Medical Innovations, Inc.'s issuance of $60 million of preferred stock;

  •
  Net2000 Communications, Inc.'s issuance of $65 million of preferred stock;

  •
  Seattle Genetics, Inc.'s issuance of $41 million of preferred stock;

  •
  Advance Paradigm, Inc.'s issuance of $150 million of preferred stock; and

  •
  Strayer Education, Inc.'s issuance of $150 million of preferred stock.

        Southwest Securities compared the ranges and the means and medians that it calculated for the conversion premiums/(discounts) and dividend rates to those of the series A preferred stock. Southwest Securities calculated the low, mean, median and high conversion premiums and dividend rates. Southwest Securities then compared the range of conversion premiums of (45.4%) to 15.4% and mean and median of (9.1%) and (11.6%), as the case may be, to a conversion premium calculated based on four different share prices of our common stock. A conversion premium of 7.2% was calculated based on our closing share price of $10.73 as of July 23, 2003, the day prior to our first meeting with New Mountain Partners. A conversion premium of 0.0% was calculated based on our closing share price of $11.50 as of August 25, 2003, the day before we received the initial indication of terms from New Mountain Partners. A conversion premium of (16.4%) was calculated based on our closing share price of $13.75 as of October 30, 2003, the day prior to the announcement of the Transactions. Lastly, a conversion premium of 20.0% was calculated based on the average closing price for our stock of $9.57 over the last 18 months. Southwest Securities compared the proposed dividend on the series A preferred stock of 7.0% to the range of dividend rates of 6.0% to 15.0% and the mean and median of 10.0% and 9.0%, as the case may be.

  Other Considerations

        In rendering the Southwest Securities Opinion, Southwest Securities reviewed our business and operations, and analyzed secular and cyclical trends in our business and the industries in which we operate, as well as the relative illiquidity of our stock, the apparent unwillingness of Mr. Brodsky, our "controlling stockholder," to provide additional growth capital to us, the failure of a recent limited auction of us, the apparent significant overhang on our stock as a result of all of these factors, and the capital strength and reputation of New Mountain Partners. Southwest Securities also considered the indication to our board of directors by Mr. Brodsky and certain stockholders related to him of their interest in selling their shares and agreement to tender 4,448,900 of their shares of common stock for $11.00 per share in the tender offer as a significant factor to the consideration of the fairness to our non-affiliated common stockholders from a financial point of view of the price to be paid in the tender offer. Also, Southwest Securities was of the view that all of our non-affiliated stockholders having the opportunity to make their own decisions as to whether or not to sell their shares pursuant to the tender offer was an important factor in evaluating the Contemplated Transactions.

  General

        Pursuant to the terms of the engagement of Southwest Securities by the special committee of our board of directors, we paid Southwest Securities a fee of $250,000 upon the rendering of its opinion. Payment of this fee to Southwest Securities was not contingent upon the closing of the proposed Transactions. For financial advisory and investment banking services specifically related to the proposed Transactions, we have also agreed to pay Southwest Securities an additional transaction fee of $2,250,000. The transaction fee is contingent upon the closing of the Contemplated Transactions. Whether or not the Contemplated Transactions are completed, we have also agreed to reimburse Southwest Securities for its travel and other reasonable out-of-pocket expenses, including the reasonable fees and expenses of its legal counsel, and to indemnify Southwest Securities and related persons against liabilities, including liabilities under the federal securities laws, arising out of its engagement.

        In the ordinary course of its business, Southwest Securities and its affiliates may actively trade in our securities for its own account and the accounts of its customers, and accordingly, may at any time hold a long or short position in our securities.

        The special committee of our board of directors selected Southwest Securities based upon its industry expertise, as well as its experience and reputation. Southwest Securities is a nationally recognized investment banking firm that, as a customary part of its business, evaluates businesses and their securities in mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

Reason for Request for Approval

        Our common stock is listed on The Nasdaq National Market (the "Nasdaq Market"). NASD Rule 4350(i)(1)(D)(ii) (the "NASD 20% Rule") requires the approval of our stockholders prior to any issuance by us of our securities under certain circumstances, including in connection with a transaction (other than a public offering) involving our sale or issuance of common stock, or securities convertible into or exercisable for our common stock, equal to 20% or more of our common stock or 20% or more of our voting power outstanding before the issuance at a price (or in the case of convertible securities, a conversion price) less than the greater of the book or market value of our common stock. Additionally, NASD Rule 4350(i)(1)(B) (the "NASD Control Rule") requires the approval of our stockholders prior to the issuance of securities by us that would result in a change of control of us. Pursuant to the purchase agreement, we have agreed to issue a total of 6,956,522 shares of series A preferred stock to New Mountain Partners at a purchase price of $11.50 per share. Each share of series A preferred stock will be initially convertible (at a conversion price of $11.50 per share) into one share of our common stock, subject to customary antidilution adjustments. As of the date of the purchase agreement, the series A preferred stock would be convertible into 6,956,522 shares of our common stock. Assuming the tender offer is fully subscribed, New Mountain Partners would hold approximately 65% of our voting power prior to conversion of the series A preferred stock and 69% of our outstanding common stock on an as converted basis, and will have the right to nominate and elect 60% of the members of our board of directors, which will result in a change of control of us. We are seeking stockholder approval of the issuance of the series A preferred stock pursuant to the purchase agreement in order to ensure compliance with the NASD 20% Rule and the NASD Control Rule. Mr. Brodsky and certain stockholders related to Mr. Brodsky have already agreed to vote their shares in favor of the Contemplated Transactions, assuring that the Contemplated Transactions will be approved, provided that certain conditions described in more detail below have been met.

        Stockholder approval is required by the NASD as discussed above and under the Delaware General Corporation Law in connection with the proposed amendment to our certificate of incorporation, as contemplated under "Amendment to Our Certificate of Incorporation" in Proposal 2.

Interests of Management and Directors in the Contemplated Transactions

        Mr. Brodsky, the chairman of our board of directors, and certain stockholders related to Mr. Brodsky have agreed, pursuant to the support agreement, to tender 4,448,900 shares of our common stock that they hold into the tender offer. Upon the closing of the Contemplated Transactions, options held by Mr. Brodsky covering 200,000 shares of our common stock will accelerate and be exercisable by Mr. Brodsky. The weighted average exercise price of Mr. Brodsky's stock options is $1.84. If Mr. Brodsky exercised all of these stock options and sold all of the shares acquired in such exercise at a per share price of $20.10, the closing price on January 6, 2004, he would realize a gross profit of approximately $5,478,000. Mr. Brodsky would also be entitled to a severance payment from us of $857,500 upon his resignation as chairman of our board of directors upon the closing of the Contemplated Transactions. However, in connection with the Contemplated Transactions, Mr. Brodsky has agreed to amend his employment agreement to reduce his severance payment to $357,500 and to defer our obligation to pay him that amount until the later of July 1, 2004 and the closing date of the Contemplated Transactions. This amendment would cease to be effective if the closing of the Contemplated Transactions does not occur by July 1, 2004. In addition, we have agreed to indemnify and hold Mr. Brodsky harmless from any "golden parachute" taxes (and any additional federal, state and local taxes incurred by Mr. Brodsky as a result of such indemnification) that he may incur as a result of any payments to Mr. Brodsky from us (including his severance payment and the accelerated vesting of his stock options).

        We agreed with Mr. Brodsky that the non-competition covenant in the support agreement would be effective in lieu of the non-competition covenant contained in Mr. Brodsky's existing employment agreement with us, and the non-competition covenant contained in the existing employment agreement will have no force and effect after the closing of the Contemplated Transactions. The principal difference between the non-competition covenants in Mr. Brodsky's employment agreement and the support agreement is that the non-competition covenant in Mr. Brodsky's employment agreement prohibits Mr. Brodsky from engaging in any competitive activity for one year after termination of Mr. Brodsky's employment with us, whereas the non-competition covenant in the support agreement prohibits competitive activity for two years from Mr. Brodsky's last date of employment or, if later, the last day of service as one of our directors. The support agreement also contains a provision prohibiting Mr. Brodsky from soliciting our employees and certain former employees during the same period applicable to the non-competition covenant. In connection with such agreements with Mr. Brodsky, we agreed to indemnify Mr. Brodsky for any net additional federal, state and local tax liability incurred by Mr. Brodsky (including any interest and penalties attributable thereto) resulting from any portion of the offer consideration being allocated to the non-competition covenant contained in the support agreement for income tax purposes (and hence subject to tax at rates applicable to ordinary income rather than long-term capital gain) and from the receipt of any indemnity payment, with the amount of any such additional tax liability to be determined only after giving effect to the benefit to Mr. Brodsky of any reduced gain or increased loss available to Mr. Brodsky with respect to the sale of common stock resulting from such allocation.

        Mr. Bigl, our president and chief executive officer, is entitled to receive a transaction bonus in the amount of $500,000 under his employment agreement at the closing of the Contemplated Transactions. Mr. Bigl has agreed to use 50% of his transaction bonus to purchase shares of our common stock after the closing of the Contemplated Transactions. In addition, in connection with the Contemplated Transactions, Mr. Bigl's employment agreement has been amended to provide that upon a termination of his employment with us for any reason prior to the eighteen-month anniversary of the date of the closing of the Contemplated Transactions, in addition to any other severance payments that he is otherwise entitled to, Mr. Bigl will become entitled to a lump-sum payment equal to $624,000; provided, however, that if such termination is either by us without cause or by Mr. Bigl for good reason, the lump sum payment will be increased to $874,000.

        Upon the closing of the Contemplated Transactions, options granted to Mr. Bigl covering 473,665 shares of common stock will accelerate and become fully vested. Mr. Bigl however, has agreed that with respect to these and other vested options covering 527,330 shares of common stock, he will not exercise (1) options covering more than 93,330 shares before April 30, 2004, (2) options covering more than an additional 34,000 shares before June 12, 2004, (3) options covering more than an additional 133,334 shares before June 12, 2005, and (4) options covering more than an additional 133,333 shares before June 12, 2006. After June 12, 2006 options covering all of the 527,330 shares will be fully exercisable; provided, that, all of these options will become exercisable upon either (x) a change in control of us following the closing of the Contemplated Transactions or (y) a termination of Mr. Bigl's employment with us for any reason following the closing of the Contemplated Transactions. The weighted average exercise price of Mr. Bigl's stock options is $9.30. If Mr. Bigl exercised all of these stock options and sold all of the shares acquired in such exercise at a per share price of $20.10, the closing price on January 6, 2004, he would realize a gross profit of approximately $5,463,404.

        Furthermore, we have agreed to hold Mr. Bigl harmless from any "golden parachute" taxes (and any additional federal, state and local taxes incurred by Mr. Bigl as a result of such indemnification) that he may incur as a result of any payments to Mr. Bigl from us (including his transaction bonus and the accelerated vesting of his stock options).

        Upon the closing of the Contemplated Transactions, options granted to Messrs. Gershen and Baskin and Ms. Hall covering 19,985, 58,331, and 47,330 shares of common stock, respectively, will accelerate and become fully vested and immediately exercisable. Also, upon the closing of the Contemplated Transactions, options granted to Patrick McLaughlin, the president of our pharmacy benefit management division, covering 119,167 shares of common stock, will accelerate and become fully vested and immediately exercisable.

        The weighted average exercise price of Mr. Gershen's stock options is $6.15. If Mr. Gershen exercised all of these stock options and sold all of the shares acquired in such exercise at a per share price of $20.10, the closing price on January 6, 2004, he would realize a gross profit of approximately $958,024. The weighted average exercise price of Mr. Baskin's stock options is $7.39. If Mr. Baskin exercised all of these stock options and sold all of the shares acquired in such exercise at a per share price of $20.10, the closing price on January 6, 2004, he would realize a gross profit of approximately $982,928. The weighted average exercise price of Ms. Hall's stock options is $9.33. If Ms. Hall exercised all of these stock options and sold all of the shares acquired in such exercise at a per share price of $20.10, the closing price on January 6, 2004, she would realize a gross profit of approximately $760,989. The weighted average exercise price of Mr. McLaughlin's stock options is $12.35. If Mr. McLaughlin exercised all of these stock options and sold all of the shares acquired in such exercise at a per share price of $20.10, the closing price on January 6, 2004, he would realize a gross profit of approximately $1,085,250.

        Mr. Gershen, our executive vice president of financial services and treasurer, is entitled to receive a total transaction bonus in the amount of $205,000 under his employment agreement payable in two equal installments, the first upon the closing of the Contemplated Transactions and the second on the earlier of (x) the six month anniversary of the closing of the Contemplated Transactions and (y) the effective date of the termination of his employment with us for a reason other than cause (as such term is defined in his employment agreement). Mr. Gerhsen has agreed to use 30% of his aggregate transaction bonus when paid, less any income taxes payable, to purchase additional shares of our common stock during the period beginning on the day after the closing of the Contemplated Transactions and ending on the one-month anniversary date of our next subsequent earnings release.

        Mr. Baskin, our chief marketing officer, is entitled to receive a total transaction bonus in the amount of $190,000 under his employment agreement payable in two equal installments, the first upon the closing of the Contemplated Transactions and the second on the earlier of (x) the six month anniversary of the closing of the Contemplated Transactions and (y) the effective date of the termination of his employment with us for a reason other than cause (as such term is defined in his employment agreement). Mr. Baskin has agreed to use 50% of his aggregate transaction bonus when paid, less any income taxes payable, to purchase additional shares of our common stock during the period beginning on the day after the closing of the Contemplated Transactions and ending on the one-month anniversary date of our next subsequent earnings release.

        Ms. Hall, our chief information officer, is entitled to receive a total transaction bonus in the amount of $190,000 under her employment agreement payable in two equal installments, the first upon the closing of the Contemplated Transactions and the second on the earlier of (x) the six month anniversary of the closing of the Contemplated Transactions and (y) the effective date of the termination of her employment with us for a reason other than cause (as such term is defined in her employment agreement). Ms. Hall has agreed to use 50% of her aggregate transaction bonus when paid, less any income taxes payable, to purchase additional shares of our common stock during the period beginning on the day after the closing of the Contemplated Transactions and ending on the one-month anniversary date of our next subsequent earnings release.

        Upon the closing of the Contemplated Transactions, some of our outside directors will resign from our board as our board is reconstituted as described under "Composition of Our Board of Directors Following the Contemplated Transactions" below. If any options to purchase common stock held by a resigning director have not yet vested, we will fully vest all of such outstanding unvested options so that they become immediately exercisable upon such director's resignation.

        We have entered into indemnification agreements with each of our directors. The agreements provide that we will indemnify each director against any judgments, penalties, fines, amounts paid in settlement and expenses incurred in connection with any actual or threatened proceeding against us or our affiliates. In addition, we agreed to pay in advance certain expenses, including attorneys' fees, incurred by any director prior to the final disposition of such proceedings, except that the director must repay such amounts if it is ultimately determined that the director is not entitled to be indemnified by us.

Composition of our Board of Directors Following the Contemplated Transactions

        As of the closing of the Contemplated Transactions, we will eliminate the classified structure of our board of directors and expand our board of directors from seven members to 10 members. Mr. Brodsky will resign as chairman of our board of directors, but will remain as a director of our board of directors along with Mr. Bigl, Gerald Angowitz and Paul J. Konigsberg, and Messrs. Daley, Fish and Shapiro will resign as directors. Six directors selected by New Mountain Partners will join our board of directors. Recently adopted NASD rules will require most companies whose stock is quoted on the Nasdaq Market, following their first annual stockholders meeting after January 15, 2004, to have a board of directors composed of a majority of independent directors, as determined and defined under NASD Rule 4350(c), and to comply with certain other requirements for committees and independent directors. Companies that are controlled by a single stockholder or a group of stockholders acting together are eligible to utilize an exemption from certain of the requirements under NASD Rule 4350(c)(5), including the rule requirement that a majority of the directors be independent. Upon the closing of the Contemplated Transactions, we will be a "controlled company," as defined in Nasdaq's new rules, because New Mountain Partners will own more than 50% of our voting power. Accordingly, we intend to avail ourselves of the exemption from the rule requiring a majority of independent directors.

        The currently identified new members of our board of directors to be designated by New Mountain Partners are:

        Steven B. Klinsky.    Mr. Klinsky, 47, is the founder and has been the managing member and chief executive officer of New Mountain Capital, LLC since January 2000. From 1987 to June 1999, Mr. Klinsky was a general partner of Forstmann Little & Co., a private equity firm. He is the lead outside director and a member of the executive committee and chairman of the compensation committee of Strayer Education, Inc., where he served as non-executive Chairman from March 2001 until February 2003. Mr. Klinsky also serves on the board of directors of Surgis, Inc., Overland Solutions, Inc., and ITC Holdings Inc. Mr. Klinsky will become the non-executive chairman of our board of directors.

        Michael B. Ajouz.    Mr. Ajouz, 30, a managing director of New Mountain Capital, LLC, joined New Mountain Capital as a principal in September 2000. From July 1998 to September 2000, Mr. Ajouz was an executive in the New York office of Kohlberg Kravis Roberts & Co., where he worked on transactions in a variety of industries. From August 1996 to July 1998, Mr. Ajouz was an investment banking professional in the Mergers and Acquisitions Department of Goldman, Sachs & Co., where he evaluated and executed numerous strategic transactions. From August 1995 to May 1996, he was a professional at the economic consulting firm Cornerstone Research. Mr. Ajouz also serves on the board of directors of Surgis, Inc. and ITC Holdings Inc.

        Michael T. Flaherman.    Mr. Flaherman, 39, a managing director of New Mountain Capital, LLC, joined New Mountain Capital as a senior advisor in January 2003. From January 1995 to January 2003, Mr. Flaherman served as a member of the Board of Administration of the California Public Employees' Retirement System, or CalPERS, the largest pension system in the United States. In his capacity as chairman of the investment committee of the CalPERS' board from March 2000 to January 2003, Mr. Flaherman led board decision-making on all aspects of CalPERS' investment strategy, including asset allocation, as well as CalPERS' investment program in domestic and international equity and fixed income, real estate and private equity. Mr. Flaherman also participated in decision-making about CalPERS' health benefits program, including pharmacy benefits. From August 1993 to March 2000, Mr. Flaherman worked as an economist for the San Francisco Bay Area Rapid Transit District.

        Robert R. Grusky.    Mr. Grusky, 46, a managing director and co-founder of New Mountain Capital, LLC, joined New Mountain Capital as a member in January 2000. Since January 2000, Mr. Grusky has also been the managing member of RKA Capital Group, L.L.C., the limited liability company that is the general partner of Hope Capital Partners, L.P., an investment partnership that invests primarily in equity securities of public companies. From April 1998 to December 1999, Mr. Grusky served as president of RSL Investments Corporation. From July 1985 to April 1997, with the exception of 1990-1991 when he was on a leave of absence to serve as a White House Fellow and Assistant for Special Projects to the Secretary of Defense, Mr. Grusky served in a variety of capacities, including Vice President, at Goldman, Sachs & Co., first in its Mergers & Acquisitions Department and then in its Principal Investment Area. Mr. Grusky is a member of the board of directors of Strayer Education, Inc. and Surgis, Inc. and a member of the Board of Trustees of Hackley School and the Multiple Myeloma Research Foundation.

        As of the date of this proxy statement, New Mountain Partners has not identified the two additional directors it is entitled to nominate and elect.

Terms of the Purchase Agreement

        Although this section describes the material provisions of the purchase agreement, it does not purport to describe all of its provisions. Capitalized terms used in this section, but not defined, have the meanings given to them in the purchase agreement. A copy of the purchase agreement is attached to this proxy statement as Annex B and is incorporated into this proxy statement by reference. We urge all stockholders to read the entire purchase agreement carefully.

        The purchase agreement provides for the following transactions to take place:

        Assuming that the stockholders have approved the issuance of the series A preferred stock and the amendment to the certificate of incorporation at the annual meeting and that the other conditions to the closing of the Contemplated Transactions have been satisfied, on the date of closing of the Contemplated Transactions:

  •
  we will file a certificate of amendment to our certificate of incorporation implementing the amendments discussed under "Amendment to Our Certificate of Incorporation" in Proposal 2;

  •
  New Mountain Partners will deliver $80,000,003, representing the purchase price for the series A preferred stock;

  •
  we will issue 6,956,522 shares of series A preferred stock to New Mountain Partners;

  •
  our board of directors will be reconstituted as described in "Composition of Our Board of Directors;"

  •
  we will use up to $50,000,003 of the funds from New Mountain Partners to purchase up to 4,545,455 shares that have been tendered into the tender offer and the tender offer will close;

  •
  we will have accepted for payment a minimum of 4,448,900 (and up to 4,545,455) shares of our common stock in the tender offer (Bert E. Brodsky and certain stockholders related to Mr. Brodsky will have irrevocably tendered 4,448,900 of their shares of our common stock into the tender offer); and

  •
  New Mountain Partners will receive a closing fee in the amount of $1,450,000, and will be reimbursed for certain out-of-pocket expenses up to a maximum of $1,500,000.

        Representations and Warranties.    In the purchase agreement, we make customary representations and warranties to New Mountain Partners relating to, among other things:

  •
  corporate existence and power of us and our subsidiaries;

  •
  corporate authorization, no contravention of our certificate of incorporation, our bylaws, our contractual obligations or law;

  •
  governmental authorization and third party consents relating to the Contemplated Transactions;

  •
  enforceability of each of the purchase agreement and other documents contemplated thereby;

  •
  capitalization of us and our subsidiaries;

  •
  securities laws filings and compliance with the Sarbanes-Oxley Act;

  •
  the absence of certain developments since June 30, 2002 (representing the date of our most recently audited financial statements when discussion with New Mountain Partners began), including facts, events or developments that individually or in the aggregate have had or would reasonably be expected to have a material adverse effect on us and our subsidiaries, taken as a whole, excluding (a) changes in the market price or trading volume of our capital stock, (b) changes, events or occurrences in the United States securities markets not specific to us, (c) changes, events, developments or effects resulting from general economic conditions and (d) changes resulting from the execution or announcement of the purchase agreement and the Contemplated Transactions;

  •
  no undisclosed liabilities;

  •
  compliance with laws and possession of necessary licenses;

  •
  litigation matters;

  •
  material contracts, including compliance with, and enforceability of, such contracts;

  •
  environmental matters;

  •
  taxes;

  •
  title to properties and assets and compliance with, and enforceability of, leases;

  •
  compliance with the Employee Retirement Income Security Act of 1974, as amended, and labor relations with our employees;

  •
  absence of certain prohibited payments by us or our employees or agents;

  •
  insurance maintained by us;

  •
  intellectual property matters;

  •
  affiliate transactions;

  •
  the inapplicability of certain provisions of the Investment Company Act;

  •
  private offering matters relating to the lack of any general solicitation or general advertising in connection with the offer or sale of the series A preferred stock and there being no requirement that the series A preferred stock or common stock issuable upon conversion of the series A preferred stock be registered under the Securities Act;

  •
  board of directors approval of the Contemplated Transactions and the required stockholder approval;

  •
  receipt of the opinion of Southwest Securities;

  •
  validity of the series A preferred stock;

  •
  absence of brokers and finders fees;

  •
  absence of any untrue statement of material fact or omission to state a material fact;

  •
  we, and our directors, officers and affiliates (a) not having been convicted or indicted of felonies or certain crimes, (b) not being subject to decrees that limit our or their right to engage in certain activities and (c) not having been denied certain licenses;

  •
  absence of off balance sheet arrangements; and

  •
  regulatory compliance.

        Covenants.    Interim Operations.    From the date of signing the purchase agreement until the closing of the Contemplated Transactions, we are required to conduct our business in the ordinary course, consistent with past practice. In addition, we may not take the following actions without the prior approval of New Mountain Partners:

  •
  make capital expenditures in excess of $100,000 individually or $300,000 in the aggregate, except as described in the purchase agreement;

  •
  enter into or amend any lease, license or agreement, other than in the ordinary course of business, involving more than $100,000 individually or $300,000 in the aggregate, except as described in the purchase agreement;

  •
  enter into, modify, make, renew, extend, or otherwise alter any credit agreement, note or other similar agreement or instrument to which we or a subsidiary is a party or incur or otherwise become liable with respect to any indebtedness, other than (1) trade payables incurred in the ordinary course of business and consistent with past practice, or (2) amendments of our outstanding credit facility that would not impose any additional obligations on us or any of our subsidiaries or otherwise adversely affect us or any of our subsidiaries or as otherwise described in the purchase agreement;

  •
  enter into any contract or agreement with respect to the acquisition of any business, assets, or property other than in the ordinary course of business and consistent with past practice;

  •
  form any joint venture or partnership;

  •
  sell, lease, license, surrender, relinquish, encumber, pledge, transfer, amend, convey or otherwise dispose of any business, property, or assets having an aggregate market value in excess of $100,000 individually or $300,000 in the aggregate except (1) sales of inventory or (2) transactions pursuant to our outstanding credit facility, in the case of each made in the ordinary course of business consistent with past practice;

  •
  fail to maintain any of our or our subsidiaries' material property in customary repair, order and condition consistent with our or such subsidiary's current maintenance policies, ordinary wear and tear excepted;

  •
  discontinue, permit to lapse or otherwise fail to keep in full force and effect any material policies of insurance or knowingly take any action that would cause any such policy to terminate or be terminable prior to the expiration of its stated term;

  •
  except as required by applicable law, make or change any material tax election of ours or any of our subsidiaries, change any annual tax accounting period of ours or any of our subsidiaries, adopt or change any tax accounting method of our or any of our subsidiaries, file any return, declaration, report, claim for refund or information return or statement relating to taxes relating to us or any of our subsidiaries in a manner that is materially inconsistent with past practice, enter into any closing agreement relating to material taxes of ours or any of our subsidiaries, settle any material claim made by any governmental authority including social security administration, domestic or foreign, having jurisdiction over the assessment, determination, collection or other imposition of tax or assessment relating to us or any of our subsidiaries, surrender any right to claim a refund of taxes relating to us or any of our subsidiaries, consent to any extensions or waivers of the limitations period applicable to any tax claim or assessment relating to us or any of our subsidiaries, or enter into a tax sharing agreement or similar arrangement with respect to us or any of our subsidiaries;

  •
  purchase, redeem or otherwise acquire, split, combine or reclassify, directly or indirectly, any of our common stock or other equity securities or give notice of any intention to exercise any right to purchase, redeem or otherwise acquire, split, combine or reclassify, any of our common stock or other equity securities;

  •
  except as contemplated by the purchase agreement, issue or sell, or issue any rights to purchase or subscribe for, or subdivide or otherwise change, any shares of our or any of our subsidiaries' stock or other securities or similar rights;

  •
  declare or pay any dividends or make any distributions, directly or indirectly, in respect of our common stock;

  •
  amend our certificate of incorporation or bylaws or the organization documents of any subsidiary, except as contemplated in the purchase agreement;

  •
  settle any material claim of, or against, us or our subsidiaries;

  •
  change any method of accounting or accounting practice used by us or any of our subsidiaries, except for any change required by GAAP, by any governmental authority or by a change in law;

  •
  cause or permit, by any act or failure to act, any material license to expire or to be revoked, suspended or modified, or take any action that could reasonably be expected to cause any governmental authority to institute proceedings for the suspension, revocation or adverse modification of any material license;

  •
  maintain any significant amount of investments in or trade in equities or other speculative securities;

  •
  take any corporate or other action in furtherance of any of the foregoing; or

  •
  agree to do any of the foregoing.

        No Solicitation.    The purchase agreement requires that, from the date of the purchase agreement until the closing of the Contemplated Transactions, neither we nor any of our subsidiaries nor any of our subsidiaries' officers or directors will, and we must direct and use our reasonable best efforts to cause our subsidiaries' employees, agents and representatives, including any investment banker, attorney, or accountant retained by us or any of our subsidiaries, not to, directly or indirectly,

  •
  initiate, solicit, encourage or knowingly facilitate, including by way of furnishing information, any inquiries or the making of any proposal or offer (other than the Contemplated Transactions) with respect to or a transaction to effect, a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving us or any of our subsidiaries, taken as a whole, or any purchase or sale of 30% or more of the consolidated assets of us and our subsidiaries, or any purchase or sale of, or tender or exchange offer for our equity securities that, if consummated, would result in any person (or the stockholders of such person) beneficially owning securities representing 20% or more of the total voting power of us or any of our subsidiaries (any proposal or offer an "Acquisition Proposal");

  •
  have any discussions with or provide any confidential information or data to any person relating to an Acquisition Proposal, or engage in any negotiations concerning an Acquisition Proposal, or knowingly facilitate any effort or attempt to make or implement an Acquisition Proposal;

  •
  approve or recommend, or propose publicly to approve or recommend, any acquisition proposal; or

  •
  approve or recommend, or propose to approve or recommend, or execute or enter into, any letter of intent, agreement in principle, merger agreement, acquisition agreement, option agreement or other similar agreement or propose publicly or agree to do any of the foregoing relating to any acquisition proposal.

        However, we are not prohibited (A) from complying with Rule 14e-2 and Rule 14d-9 under the Securities Exchange Act of 1934 with regard to a bona fide tender offer or exchange offer, or (B) from participating in negotiations or discussions with or furnishing information to any Person in connection with an unsolicited bona fide Acquisition Proposal which is submitted in writing by such person to our board of directors after October 30, 2003 and prior to participating in any such discussions or negotiations or furnishing any information, (1) we receive from such person an executed confidentiality agreement on terms no less favorable to us than the confidentiality agreement between us and New Mountain Partners, dated July 24, 2003, a copy of which will be provided only for informational purposes to New Mountain Partners, and (2) our board of directors concludes in good faith, after consulting with its outside financial advisors and counsel, that such Acquisition Proposal is reasonably likely to be or to result in a Superior Proposal (an Acquisition Proposal which meets all of the conditions set forth in this clause (B), including our board of directors having reached the conclusion set forth in clause (B)(2), being herein referred to as a "Qualified Acquisition Proposal"), or (C) after our board of directors has received a Qualified Acquisition Proposal, from engaging in negotiations and discussions with the stockholders party to the support agreement with respect to such Qualified Acquisition Proposal.

        We are required to promptly notify New Mountain Partners if any inquiries, proposals or offers are received by, any information is requested from, or any discussions or negotiations are sought to be initiated or continued with, us or our representatives indicating, in connection with such notice, the name of the person and the terms and conditions of any proposals or offers and thereafter must keep New Mountain Partners informed, on a current basis, on the status and terms of any proposals or offers and the status of any negotiations or discussions.

        Regulatory Approval; Litigation.    We and New Mountain Partners each agreed to use its reasonable efforts to take all actions and to do, and to assist and cooperate with the other party in doing, all things which may be required to obtain all necessary actions or non-actions, waivers, consents and approval from governmental authorities, including without limitation,

  (1)
  preparing and filing with the appropriate governmental authorities the requisite notification with respect to the Contemplated Transactions pursuant to the HSR Act,

  (2)
  promptly supplying all information requested by governmental authorities in connection with the HSR Act notification and cooperating with each other in responding to any such request,

  (3)
  using all reasonable efforts to cause the applicable HSR Act waiting periods to be terminated early or to expire without further inquiry or extension of time by any governmental authority, and

  (4)
  otherwise causing the requirements of the HSR Act to be satisfied, including by supplying all information requested by governmental authorities in connection therewith, and

  (5)
  obtaining the consent of Nasdaq for the listing of the shares of common stock issuable upon conversion of the series A preferred stock, subject only to official notice of issuance.

        In connection with obtaining any such action, non-action, waiver, consent or approval, New Mountain Partners will not be required to agree, and we, without the consent of New Mountain Partners can not agree, to any condition or action that New Mountain Partners reasonably believes would, individually or in the aggregate, adversely affect New Mountain Partners' ability to obtain the benefits (financial or otherwise) from the Contemplated Transactions (including benefits set forth in any of the agreements contemplated by the purchase agreement).

        We have also agreed that if any action is brought seeking to restrain or prohibit the closing of the Contemplated Transactions, we will use all commercially reasonable efforts to defend such action.

        Board of Directors.    We are required to take all action necessary so that the composition of our board of directors is comprised of six designees of New Mountain Partners, two directors selected by the special committee of our board of directors who are reasonably acceptable to New Mountain Partners, and Messrs. Brodsky and Bigl.

        Access.    The purchase agreement requires that, upon reasonable notice, we will afford New Mountain Partners access to our properties, books, contracts, and records. Prior to the closing of the Contemplated Transactions, we are required to keep New Mountain Partners informed of any material development in our business or the business of our subsidiaries, and to cause our officers to consult and cooperate with New Mountain Partners in order to facilitate a smooth transition.

        Employee Benefits Matters.    We are prohibited from taking certain actions with respect to employee benefits matters without the written consent of New Mountain Partners, including, in most circumstances, entering into or amending any significant employment agreements, hiring any executive officers, increasing the salaries, wages or other compensation or benefits of any employee or director, granting any options or other equity-based compensation to any employee or director, other than in accordance with our normal operations, or adopting or amending any of our benefit plans.

        Payment of Dividends.    Except if prohibited by law, after the closing of the Contemplated Transactions, we will pay cash dividends on the series A preferred stock at a rate of 7% per year through the fifth anniversary of the closing date of the Contemplated Transactions and 3.5% per year thereafter. These dividends are payable on March 31, June 30, September 30 and December 31 of each year for so long as the series A preferred stock remains outstanding. In addition, for so long as New Mountain Partners beneficially owns shares of common stock that amount to at least either 33% or more of the common stock issued on the closing date of the Contemplated Transactions (as adjusted for any split, subdivision, combination, recapitalization or similar event from the closing date of the Contemplated Transactions until the date of determination) or 15% or more of the combined voting power of our then outstanding voting securities, we and our subsidiaries are prohibited, without the consent of the majority of the directors designated by the series A preferred stockholder, from entering into any agreements that would preclude the payment of dividends on the series A preferred stock. However, we and New Mountain Partners have agreed that no dividends on shares of series A preferred stock will be declared by our board of directors during a default or event of default period under our outstanding credit facility, or if the payment would result in an event of termination, group-wide event of termination or servicer termination event under our outstanding credit facility.

        Confirmation of Surplus.    Prior to the closing of the Contemplated Transactions, our board of directors will take all such action as it deems necessary to be reasonably satisfied that the Contemplated Transactions may be effected in a manner consistent with Section 160 of the Delaware General Corporation Law, which restricts the ability of a company to purchase, redeem or otherwise acquire its own shares.

        Conditions to the Contemplated Transactions.    The obligations of New Mountain Partners to effect the Contemplated Transactions are subject to the fulfillment, on or before the closing of the Contemplated Transactions, of the following conditions:

  •
  our representations and warranties being true and correct in all material respects on and as of the closing date of the Contemplated Transactions and our compliance with our covenants in all material respects;

  •
  our counsel having delivered an opinion, relating to, among other things, the authorization of the issuance of the series A preferred stock and the enforceability of the purchase agreement and the other agreements contemplated by the purchase agreement;

  •
  the absence of any pending or overtly threatened actions by any governmental authority or any other party against us or any of our directors or New Mountain Partners, which action is reasonably likely to (x) restrain or prohibit the closing of the Contemplated Transactions or (y) result in damages that alone or together with the costs and expenses of defending such action are material in relation to us and our subsidiaries, taken as a whole;

  •
  the absence of any law, order, decree rule or injunction enacted, entered, promulgated, or enforced by any governmental authority prohibiting or making illegal the Contemplated Transactions;

  •
  approval of the series A preferred stock issuance and the amendments to our certificate of incorporation by our stockholders;

  •
  no occurrence of any event or development or any circumstance that individually or in the aggregate has had or would reasonably be expected to have a material adverse effect on us and our subsidiaries, taken as a whole;

  •
  no more than one of our material customer contracts will not be in full force and effect;

  •
  receipt of any and all consents, approvals, orders, licenses and other actions (1) necessary to be obtained from governmental authorities in order to consummate the Contemplated Transactions and for us to operate our business as currently conducted and as currently contemplated to be conducted following the closing of the Contemplated Transactions without any limitation, restriction or requirement that would adversely affect the ability of New Mountain Partners to obtain the benefits (financial or otherwise) from the Contemplated Transactions, and any applicable waiting periods (and any extensions thereof) will have been terminated or will have expired, and (2) necessary to be obtained from parties other than governmental authorities in order to consummate the Contemplated Transactions and for us to operate our business as currently conducted and as currently contemplated to be conducted following the closing of the Contemplated Transactions (except for those consents, approvals, orders, licenses and other actions, the failure of which to obtain, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on us and our subsidiaries, taken as a whole) without any material adverse change in the terms or conditions of any contractual obligation, and all such consents, approvals, orders, licenses and other actions will be in full force and effect;

  •
  approval for listing on the Nasdaq Market of the shares of common stock into which the series A preferred stock is convertible;

  •
  all of the tender offer conditions have been satisfied and we will have accepted for payment all shares validly tendered in the tender offer and not withdrawn up to 4,545,455 shares;

  •
  we will have entered into the registration rights agreement and the management rights letter; the certificate of amendment and the certificate of designations will have been filed with and accepted for recording by the Secretary of the State of Delaware, and we will have adopted the amended bylaws;

  •
  James J. Bigl, our president and chief executive officer, will continue to be an active employee for us, and his employment agreement, as amended, will be in full force and effect on the closing date; and

  •
  our board of directors will have been reconstituted as described under "Composition of our Board of Directors Following the Contemplated Transactions."

        Pursuant to the terms of the purchase agreement, New Mountain Partners can waive all of the conditions to its obligations to effect the Contemplated Transactions. However, the conditions described in the third, fourth, fifth and eighth bullets above are based on legal requirements which may prevent the closing whether or not New Mountain Partners waives satisfaction of such conditions.

        Our obligations to effect the Contemplated Transactions are subject to the fulfillment, on or before the closing date of the Contemplated Transactions, of the following conditions, each of which can be waived by us:

  •
  New Mountain Partners' representations and warranties being true on and as of the closing date of the Contemplated Transactions in all material respects and their compliance with covenants in all material respects;

  •
  absence of any pending or overtly threatened actions by any governmental authority or any other party against us or any of our directors or New Mountain Partners, which action is reasonably likely to (x) restrain or prohibit the closing of the Contemplated Transactions or (y) result in damages that alone or together with costs and expenses of defending such action are material in relation to us and our subsidiaries, taken as a whole;

  •
  absence of any law, order, decree rule or injunction enacted, entered, promulgated or enforced by any governmental authority prohibiting or making illegal the Contemplated Transactions;

  •
  approval of the series A preferred stock issuance and the amendment to the certificate of incorporation by our stockholders;

  •
  receipt of any and all consents, approvals, orders, licenses and other actions necessary to be obtained from (a) governmental authorities in order to consummate the Contemplated Transactions and for us to operate our business as currently conducted and as currently contemplated to be conducted following the closing of the Contemplated Transactions and (b) from parties other than governmental authorities in order to consummate the Contemplated Transactions will have been obtained (except for those consents, approvals, orders, licenses and other actions, the failure of which to obtain, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on us and our subsidiaries, taken as a whole), and any applicable waiting periods (and any extensions thereof) will have been terminated or will have expired; and

  •
  a minimum of 4,448,900 shares of common stock will have been validly tendered and not withdrawn prior to the expiration of the tender offer.

        Pursuant to the terms of the purchase agreement, we can waive all of the conditions to our obligations to effect the Contemplated Transactions. However, the conditions described in the second, third, fourth and fifth bullets above are based on legal requirements which may prevent the closing even if we waive satisfaction of such conditions.

        Termination of the Purchase Agreement.    The purchase agreement may be terminated at any time prior to the closing of the Contemplated Transactions:

  •
  by mutual written consent of us and New Mountain Partners;

  •
  by either New Mountain Partners or us if (A) the closing of the Contemplated Transactions has not occurred before April 30, 2004, or (B) the approval of our stockholders has not been obtained by reason of the failure to obtain the necessary votes at a duly held meeting of stockholders or any adjournment thereof; except that the right to terminate the purchase agreement is not available to any party whose failure to perform any covenant or obligation under the purchase agreement or willful breach of a representation or warranty has been the cause of or resulted in the failure of the closing to occur on or before such date;

  •
  by either New Mountain Partners or us, if any governmental authority has taken any action, which action is final and not subject to appeal, seeking to prevent the closing of the Contemplated Transactions and New Mountain Partners or us, as the case may be, reasonably and in good faith deems it impracticable or inadvisable to proceed in view of such action; except that the party terminating the purchase agreement must have used all commercially reasonable efforts to have such action vacated;

  •
  at the election of New Mountain Partners, if (A) prior to the closing date there is a breach of any of our representations, warranties, covenants or agreements, which breach would result in the failure to satisfy any of the closing conditions, and such breach is incapable of being cured or, if capable of being cured, has not been cured within 30 days after written notice thereof is received by us, (B) our board of directors has (x) failed to make its recommendation of its approval of our issuance of the series A preferred stock and the amendment to our certificate of incorporation, (y) withdrawn such recommendation or (z) modified or qualified, in any manner adverse to New Mountain Partners, such recommendation (or resolved or proposed to take any such action referred to in clause (x), (y) or (z)), in each case whether or not permitted by the terms of the purchase agreement, (C) we have breached our obligations under the purchase agreement by reason of either a breach of the no solicitation provisions described under "Covenants—No Solicitation" above, a failure to call and hold the stockholders meeting, a failure to prepare and mail to our stockholders this proxy statement or a failure to commence the tender offer or to consummate the tender offer promptly upon satisfaction of the conditions to the tender offer after receipt of the notice from New Mountain Partners, unless such failure was caused by the actions or inactions of New Mountain Partners (or its representatives) in violation in any material respect of their obligations under the purchase agreement, or (D) any of the stockholders party to the support agreement has breached any of their respective obligations to vote their shares of our common stock at the stockholders meeting for the approval of the Contemplated Transactions and against any Acquisition Proposal and any motion to postpone the annual meeting at which the approval of the Contemplated Transactions will be sought to a date later than April 30, 2004, and to dispose of their shares in accordance with the support agreement in any material respects and such breach is incapable of being cured or, if capable of being cured, has not been cured within 30 days after written notice thereof will have been received by such stockholder;

  •
  at our election, if prior to the closing date the Contemplated Transactions there has been a breach of any of New Mountain Partners' representations, warranties, covenants or agreements, which breach would result in the failure to satisfy any of the closing conditions, and such breach is incapable of being cured or, if capable of being cured, has not been cured within 30 days after written notice thereof is received by New Mountain Partners; or

  •
  at our election, if (A) we are not in breach in any material respect of any of the terms of the purchase agreement, (B) our board of directors has made a change in its recommendation with respect to the matters to be submitted at the annual meeting in accordance with the terms of the purchase agreement and authorizes us, subject to complying with the terms of the purchase agreement, to enter into a binding written agreement concerning a transaction that constitutes a Superior Proposal and we notify New Mountain Partners in writing that we intend to enter into such an agreement, attaching the most current version of such agreement to such notice (the "Alternative Transaction Notice"), (C) New Mountain Partners does not make, prior to five business days after receipt of the Alternative Transaction Notice, an offer that our board of directors determines, in good faith after consultation with its financial advisors, is at least as favorable as the Superior Proposal taking into account all relevant factors (including financing, required approvals, the timing and likelihood of consummation and the post-closing prospects for us) and (D) prior to such termination we pay to New Mountain Partners in immediately available funds the termination fees and expenses described below.

        Termination Fees and Expenses.    We will pay New Mountain Partners a termination fee of $2,000,000, and reimburse them for their expenses, up to $1,500,000, if:

  •
  the purchase agreement is terminated at a time that New Mountain Partners is entitled to terminate the purchase agreement under the circumstances described in clause (A) of the fourth bullet point under "Termination of the Purchase Agreement" above and either (1) within twelve months of such termination we or any of our subsidiaries enter into any agreement with respect to, or consummates, any Acquisition Proposal that was received prior to such termination, or (2) within three months of such termination we or any of our subsidiaries enters into any agreement with respect to, or consummates, any Acquisition Proposal;

  •
  the purchase agreement is terminated at a time that New Mountain Partners is entitled to terminate the purchase agreement under the circumstances described in clause (B) of the fourth bullet point under "Termination of the Purchase Agreement" above and the approval of our stockholders has not been obtained because our stockholders do not approve the issuance of the series A preferred stock and amendment to our certificate of incorporation;

  •
  the purchase agreement is terminated at a time that New Mountain Partners is entitled to terminate the purchase agreement under the circumstances described in clause (C) of the fourth bullet point under "Termination of the Purchase Agreement" above; or

  •
  we terminate the purchase agreement under the circumstances described in the sixth bullet point under "Termination of the Purchase Agreement" above.

        Notwithstanding the foregoing, if New Mountain Partners is paid any "profit" amounts pursuant to the support agreement by a stockholder who is a party to that agreement in respect of a sale of common stock to a person other than New Mountain Partners (a "Support Payment"), any such amounts paid, less the amount of the Tax Holdback (as defined below), will reduce the amount of the termination fee payable to New Mountain Partners as described above; except that if a termination fee becomes payable prior to the time that a Support Payment is payable, we must pay the termination fee to New Mountain Partners and New Mountain Partners must pay over to us the amount of any Support Payment received by New Mountain Partners, less the amount of the Tax Holdback, as and when the Support Payment is actually received. "Tax Holdback" means the amount that New Mountain Partners reasonably believes will be necessary to satisfy any potential indemnification obligations that New Mountain Partners may have under the support agreement.

        We must pay our own expenses incurred in connection with the negotiation, execution, delivery, performance and consummation of the Contemplated Transactions (including, expenses incurred in connection with the tender offer and the filing, printing and mailing of this proxy statement).

        Unless the purchase agreement is terminated as a result of:

  (1)
  our failure to obtain the required vote at the annual meeting (provided such termination is not at a time that New Mountain Partners is entitled to terminate the purchase agreement pursuant to another provision of the purchase agreement and be reimbursed for its expenses);

  (2)
  any of the stockholders party to the support agreement breaching their respective obligations to vote their shares of our common stock at the stockholders meeting for the approval of the Contemplated Transactions and against any Acquisition Proposal and any motion to postpone the annual meeting at which the approval of the Contemplated Transactions will be sought to a date later than April 30, 2004 and to dispose of their shares in accordance with the support agreement in any material respect and such breach is incapable of being cured, or if capable of being cured, has not been cured within 30 days after written notice received by such stockholder; or

  (3)
  a breach by New Mountain Partners of its representations, warranties, covenants or agreements, which breach would result in the failure to satisfy any of the closing conditions under the purchase agreement, and such breach is incapable of being cured, or if capable of being cured, will not have been cured within 30 days after written notice received by New Mountain Partners, whether or not the Contemplated Transactions are consummated, we are required to reimburse New Mountain Partners for their reasonable, documented out-of-pocket expenses, not to exceed $1,500,000 in the aggregate, including the fees, disbursements and other reasonable expenses of attorneys, accountants and any other advisors thereto, arising out of or relating to the negotiation, execution, delivery, performance and closing of the Contemplated Transactions and all filing fees and expenses incurred by New Mountain Partners in connection with any filing by New Mountain Partners under the HSR Act ("Transaction Expenses"); provided, that if the purchase agreement is terminated because the closing of the Contemplated Transactions has not occurred by April 30, 2004, the Transaction Expenses will only be reimbursed if within twelve months of such termination we or any of our subsidiaries enter into any agreement with respect to, or consummates, any Acquisition Proposal that was received prior to such termination. Reimbursement must be made no later than the third business day following the date on which New Mountain Partners provides us with a written documented statement of the unreimbursed Transaction Expenses.

        Upon the closing of the Contemplated Transactions, we must pay to New Mountain Partners a closing amount of $1,450,000.

        Except for the payment of the termination fee and additional fees and expenses described above and certain indemnification obligations described below, neither we nor New Mountain Partners is liable to any other party after termination of the purchase agreement in the absence of a willful breach.

        Amendment and Waiver.    Any provision of the purchase agreement may be amended or waived in writing and signed by both us and New Mountain Partners prior to the effective time of the closing.

        Indemnification.    We have agreed to indemnify New Mountain Partners and its affiliates and its directors, managers, officers, agents, advisors, representatives, employees, successors and assigns from and against all claims asserted against, resulting from or imposed upon New Mountain Partners or its affiliates or employees by a third party and arising out of or resulting from any allegation or claim in respect of any wrongful action or inaction by us in connection with the authorization, execution, delivery and performance of the purchase agreement and other agreements contemplated therein, except to the extent that our wrongful action or inaction, which is the subject of the claim, is caused by a material breach by New Mountain Partners or its affiliates or its employees of its representations, warranties or obligations under the purchase agreement.

Terms of the Series A Preferred Stock

        Although this section and the "Other Terms of the Contemplated Transactions" section below describe the material terms of the series A preferred stock, they do not purport to describe all of its terms. Capitalized terms used in this section, but not defined, have the meanings given to them in the form of certificate of designations. A copy of the form of certificate of designations is attached to this proxy statement as Annex C and is incorporated into this proxy statement by reference. We urge all stockholders to read the entire form of certificate of designations carefully.

        Amount.    We will classify and designate a total of 6,956,522 shares of series A preferred stock.

        Stated Value.    The stated value of each share of series A preferred stock will be $11.50, subject to adjustment for certain events, including stock splits and stock dividends.

        Ranking.    The shares of series A preferred stock rank, as to dividends, distributions, redemption payments and rights upon any liquidation, dissolution or winding up, senior to the common stock and on a parity with any class or series of capital stock issued after the original issuance date on par with the series A preferred stock.

        Dividends.    The holders of shares of series A preferred stock are entitled to receive dividends prior to any amounts being paid on the common stock when, as and if declared by our board of directors out of funds legally available therefor.

        Cumulative dividends on the series A preferred stock are payable quarterly in cash when the dividend is declared. To the extent accrued dividends are not paid on the applicable quarterly dividend payment date, the accrued but unpaid dividends will be added to the stated value of each share of series A preferred stock, with the sum of the stated value together with the accrued but unpaid dividends which have been added to the stated value being collectively referred to as the "Accrued Value." From and including the original issuance date of the series A preferred stock until the fifth anniversary of that date, the cumulative dividend on each share of series A preferred stock will accrue daily (computed on the basis of the actual number of days elapsed in a year of 365 or 366 days, as the case may be) and compound quarterly at an annual rate of 7% on the Accrued Value and thereafter the cumulative dividend on each share of series A preferred stock will accrue daily and compound quarterly at an annual rate of 3.5% on the Accrued Value. Dividends must be paid in cash or accrued and added to the Accrued Value quarterly. Once dividends have been added to the Accrued Value, dividends will accrue on the Accrued Value until such dividends, together with all accrued but unpaid dividends on such dividends, are subsequently paid in cash, at which time such dividends, to the extent paid, will be deducted from the Accrued Value.

        We will not be able to pay any dividends on the series A preferred stock during the period a default or an event of default has occurred and is continuing under our outstanding credit facility or if the payment of such dividend would result in an event of termination, a group-wide event of termination or a servicer termination event under our outstanding credit facility.

        Holders of series A preferred stock are not entitled to participate in dividends declared on our common stock. However, for so long as there are any shares of series A preferred stock outstanding, we cannot, directly or indirectly, pay dividends on our common stock unless (1) all unpaid dividends on the series A preferred stock for all prior dividend periods have been paid in full, (2) cash has been set apart for the payment in full of the dividend for the current dividend period with respect to the series A preferred stock and the current dividend period with respect to any other securities on parity with the series A preferred stock and (3) all obligations to redeem the series A preferred stock have been fully discharged.

        Conversion at Option of Holder.    The shares of series A preferred stock are convertible into shares of common stock at any time, in whole or in part, at the option of the holder thereof. The number of shares of common stock which a holder of series A preferred stock will be entitled to upon conversion of a share of series A preferred stock will equal the number of shares obtained by dividing, (1) the Accrued Value of a share of series A preferred stock at the date upon which the conversion takes place, plus an amount equal to the aggregate of all unpaid dividends which have accrued and accumulated on such share (but not previously included in Accrued Value), to the date upon which the conversion takes place by (2) the conversion price, which is initially $11.50, subject to adjustment for certain events, including stock splits, stock dividends and issuances of convertible securities or common stock below the then effective conversion price.

        Liquidation Rights.    Upon our liquidation, dissolution or winding up, the holders of series A preferred stock are entitled to a liquidation preference, prior to any amounts being paid on the common stock. The liquidation preference payable on each share of series A preferred stock is the greater of (1) the amount in cash equal to the Accrued Value, at the date such liquidation preference is paid, of a share of series A preferred stock, plus an amount equal to the aggregate of all unpaid dividends which have accrued and accumulated on the Accrued Value, whether or not declared (but not previously included in Accrued Value), to and including the date such liquidation preference is paid and (2) the amount that would be payable to such holder in the liquidation in respect of shares of common stock issuable upon conversion of such share of series A preferred stock if all outstanding shares of series A preferred stock were converted into common stock immediately prior to the liquidation.

        Change of Control.    Upon a sale of all or substantially all of our assets or our consolidation or merger with or into any other entity that results in a change of control of us, each holder of series A preferred stock is entitled to elect to receive, for each share of series A preferred stock it holds, an amount in cash equal to the Carrying Value (as described below), at the payment date, of a share of series A preferred stock plus an amount equal to the aggregate of all unpaid dividends which have accrued and accumulated on the Accrued Value, whether or not declared (but not previously included in Carrying Value), to the payment date. "Carrying Value" means the sum of the value of a share of series A preferred stock carried on our consolidated balance sheet as of the payment date as prepared in accordance with United States generally accepted accounting principles, together with all accrued but unpaid dividends that are added to the Accrued Value of such share of series A preferred stock on the applicable quarterly dividend payment date.

        If no election is made, the holders retain their series A preferred stock.

        Voting Rights.    Each holder of series A preferred stock is entitled to vote on all matters submitted for stockholder approval. Except as provided by law or by the express terms of the series A preferred stock, holders of series A preferred stock vote together with holders of our common stock as a single class. Each share of series A preferred stock entitles its holder to a number of votes equal to 83.64% of the number of whole shares of our common stock into which all of such holder's shares of series A preferred stock are convertible (without giving effect, for the purposes of voting rights only) to changes in the conversion price triggered by (1) issuances by us of our common stock or convertible securities at a price per share below the conversion price of our series A preferred stock and (2) purchases, redemptions or acquisitions by us of our common stock or convertible securities at a price per share greater than the conversion price of our series A preferred stock. In connection with any right of holders of series A preferred stock to vote as a single class, each share of series A preferred stock entitles its holder to one vote.

        For so long as there are any shares of series A preferred stock outstanding, the approval of the holders of at least a majority of the series A preferred stock outstanding is required before we can:

  •
  reclassify the series A preferred stock or amend, alter or repeal or replace any provision of our certificate of incorporation or bylaws that adversely affects the dividend or preferred voting powers or other rights of the holders of the series A preferred stock; or

  •
  declare, pay or make any dividend (other than dividends on the series A preferred stock) or distribution in respect of, or repurchase, redeem or otherwise acquire, any of our equity securities or any convertible securities, or any derivative or similar securities.

        Redemption at Our Option.    The series A preferred stock may not be redeemed at our option prior to the fourth anniversary of its issuance. From and after the fourth year until the seventh year that the series A preferred stock is outstanding, so long as our common stock is listed on the New York

Stock Exchange or the Nasdaq Market, we may redeem the series A preferred stock, in whole or in part, within 45 days of any period in which the closing price of our common stock for at least 30 consecutive trading days equals or exceeds 225% of the conversion price, which is initially $11.50 per share; except that the 30 day period may not begin before the fourth anniversary of the first date on which the series A preferred stock was issued. The redemption price is 100% of the Carrying Value at the redemption date, plus an amount equal to the aggregate of all unpaid dividends that have accrued and accumulated on the Accrued Value, whether or not declared (but not previously included in Carrying Value) to the redemption date. After the seventh anniversary of the issuance of the series A preferred stock, we may redeem the series A preferred stock, in whole or in part, at a redemption price in cash equal to 100% of the Accrued Value, plus an amount equal to the aggregate of all unpaid dividends that have accrued and accumulated on the Accrued Value, whether or not declared (but not previously included in Accrued Value) to the redemption date.

        Redemption at the Option of the Holder.    After the tenth anniversary of the issuance of the series A preferred stock, each holder of shares of series A preferred stock may, at its sole discretion, require us to redeem all or a part of that holder's shares of series A preferred stock, at a purchase price equal to the Accrued Value, plus an amount equal to the aggregate of all unpaid dividends that have accrued and accumulated on the Accrued Value whether or not declared (but not previously included in Accrued Value) to the redemption date.

        In the event that we do not pay the Accrued Value, plus an amount equal to the aggregate of all unpaid dividends that have accrued and accumulated on the Accrued Value, whether or not declared (but not previously included in Accured Value) to the redemption date, on the date the holder of any shares of series A preferred stock exercises its right to have its shares of series A preferred stock redeemed, and the holders of shares of series A preferred stock do not have the right to elect at least a majority of the directors of our board, then the total number of our directors will be increased by such number of directors, if any, as will be required to enable the holders of shares of series A preferred stock to elect a majority of the directors of our board of directors (the "Default Number"), and the holders of shares of series A preferred stock then outstanding, voting together as a single class, will by affirmative vote of holders of a majority of the total number of shares of series A preferred stock voting thereon, be entitled to elect to our board of directors the Default Number of directors (the "Redemption Default Directors"). In the event we pay in cash the Accrued Value, plus the amount equal to the aggregate of all unpaid dividends that have accrued and accumulated on the Accrued Value, whether or not declared (but not previously included in Accrued Value) to the date such payment is made, owed by us, the term of any Redemption Default Director then in office will terminate as of the time such payment is made.

        Corporate Governance.    Pursuant to the terms of the series A preferred stock, the holders of the series A preferred stock are initially entitled to elect 60% of our board of directors. The portion of our board of directors that the holders of the series A preferred stock may nominate and elect is based upon the number of shares of our common stock New Mountain Partners and its permitted transferees beneficially owns measured as a percentage of the number of shares of our common stock that New Mountain Partners beneficially owned as a result of its original investment in the series A preferred stock. We refer to this original beneficial ownership as "New Mountain Partners' original investment." The portion of our board of directors that the holders of the series A preferred stock may nominate and elect decreases in the following manner as New Mountain Partners' and its permitted transferees' beneficial ownership of New Mountain Partners' original investment decreases:

PERCENTAGE OF ORIGINAL INVESTMENT	PERCENTAGE OF OR NUMBER OF DIRECTORS
75% and above	60%
65% to 75%	50%
55% to 65%	40%
40% to 55%	30%
25% to 40%	20%
10% to 25%	At least one member

        Unless prohibited by applicable law or by any applicable rules of any self-regulatory organization that are binding on us (and, in such case, only to the extent permitted), for so long as New Mountain Partners or its permitted transferees beneficially own, in the aggregate, shares of our common stock that amount to at least 10% of New Mountain Partners' original investment, each committee of our board of directors, the board of directors of any of our subsidiaries and each committee of any such subsidiary's board of directors must include a proportionate number of directors nominated and elected by the holders of series A preferred stock as contemplated above, except that such directors will in no event constitute a majority of the nominating committee.

        Regardless of the voting rights for directors held by the holders of the series A preferred stock described above, the remaining members of our board of directors, who are neither nominated and elected by the holders of series A preferred stock nor are officers or employees of us or our subsidiaries, will be nominated by the nominating committee. Each holder of series A preferred stock will vote or cause to be voted all of its shares of series A preferred stock in favor of or against any such nominees in the same proportion as the votes cast by or on behalf of the holders of our voting securities other than the holders of series A preferred stock in respect of their shares of series A preferred stock.

        In addition, for so long as New Mountain Partners or its permitted transferees beneficially own shares of common stock that amount to at least either 33% of the common stock issued on the closing date of the Contemplated Transacations (as adjusted for any split, subdivision, combination, recapitalization or similar event from the closing date of the Contemplated Transactions until the date of determination) or 15% of the combined voting power of our then outstanding voting securities, whichever is lower, the approval of a majority of the directors nominated and elected by the holders of series A preferred stock will be required in order for us to take any of the following actions:

  (1)
  any authorization, issuance or reclassification, of any of our equity securities or any convertible securities, or any derivative or similar securities with respect to any of the foregoing other than the issuance of: (a) options to purchase shares of our common stock not to exceed in the aggregate, in any fiscal year, 2 1/2% of the shares of our common stock outstanding at the end of the immediately preceding fiscal year ("permitted options"), (b) shares of our common stock upon the exercise of permitted options, (c) shares of our common stock upon the exercise of options, warrants and rights outstanding on the date of the closing of the Contemplated Transactions and (d) shares of our common stock used as consideration in any transaction of the type described in clause (6) below, but for which consent of the directors nominated and elected by the holders of series A preferred stock is not required;

  (2)
  the authorization or creation of, or the increase in the authorized amount of, or the issuance of any shares of any class or series of (or the reclassification of any securities into), our securities ranking senior to or on a par with the series A preferred stock with respect to distributions or rights on liquidation, or any security convertible into or exercisable for or otherwise representing the right to acquire any such securities or any derivative or similar securities representing any of the foregoing;

  (3)
  any issuance or incurrence of (or agreement to issue or incur, including by way of an acquisition of any entity, or any merger, business combination or similar transaction or as a result of any amendment to any indenture, credit agreement or other similar instrument) debt, other than any borrowing that does not cause us to have in excess of $50 million of debt at any time outstanding and is made pursuant to and in accordance with the terms of the loan agreement underlying our existing credit facility as in effect on the date of the closing of the Contemplated Transactions or any other loan agreement approved by our board of directors, which approval will include a majority of the directors nominated and elected by the holders of series A preferred stock except that (a) such debt may only be increased to an amount greater than $40 million if, at the time of borrowing, we certify to our board of directors that we reasonably believe that we will be able to comply for at least the next six months with our covenants under the loan agreement referred to above after giving effect to such increase in borrowings and (b) the provisions of clause (a) will be similarly applicable to successive borrowings, repayments and reborrowings under such agreements;

  (4)
  our liquidation, dissolution, winding up or reorganization;

  (5)
  any transaction or series of related transactions involving a change of control of us or the sale of all or substantially all of our equity or assets;

  (6)
  any transaction or series of related transactions involving any acquisition, disposition or other business combination transaction (or series of transactions) involving consideration in an amount greater than $5 million, individually, or $15 million, in the aggregate, in any 24 month period (including without limitation, in each case, the purchase price paid or to be paid in connection with such transaction (whether pursuant to lump sum payments, future payments, earn-out payments or combinations thereof, with any potential future payments discounted to present value) and any and all liabilities which are assumed or to be assumed in connection with such transaction);

  (7)
  any amendment to our certificate of incorporation or bylaws; and

  (8)
  the removal or replacement of our chief executive officer.

Terms of the Support Agreement

        As a condition to the execution by New Mountain Partners of the purchase agreement, Bert E. Brodsky, P.W. Capital Corp., Lee Jared Brodsky, David Craig Brodsky, Jeffrey Holden Brodsky, Jessica Brodsky Miller, the Bert E. Brodsky Revocable Trust, the Irrevocable Trust of Lee Jared Brodsky, the Irrevocable Trust of David Craig Brodsky, the Irrevocable Trust of Jeffrey Holden Brodsky and the Irrevocable Trust of Jessica Brodsky Miller (the "Covered Stockholders"), who are the holders of approximately 60% (4,613,219 shares) of our issued and outstanding common stock (the "Covered Securities"), entered into the support agreement for the benefit of New Mountain Partners. Capitalized terms used in this section, but not defined, have the meanings given to them in the support agreement. A copy of the support agreement is attached to this proxy as Annex E and is incorporated into this proxy statement by reference. We urge all stockholders to read the entire support agreement carefully.

        Pursuant to the support agreement, the Covered Stockholders agreed to, among other things:

  (1)
  from and after October 30, 2003 until the date of termination of the purchase agreement, vote their shares of common stock in favor of the authorization and approval of the issuance of the shares of series A preferred stock and the certificate of amendment;

  (2)
  from October 30, 2003 until the earlier of the closing of the Contemplated Transactions or the date of termination of the purchase agreement, not directly or indirectly sell, pledge, encumber, grant any proxy with respect to, enter into any voting agreement with respect to, transfer or otherwise dispose of any Covered Securities, or agree or contract to do any of the foregoing, except to certain specified family members or certain trusts for the benefit of such Covered Stockholders or their specified family members or certain charitable foundations created by any of the Covered Stockholders as set forth in the support agreement;

  (3)
  as long as New Mountain Partners beneficially owns 10% or more of the combined voting power of our then outstanding voting securities, from and after the closing of the Contemplated Transactions until the later of (x) two years from the closing of the Contemplated Transactions and (y) two years from such Covered Stockholder's last date of employment with or, if later, service as a director of, us or any of our subsidiaries, not to transfer any Covered Securities, except

  •
  Mr. Brodsky may pledge up to 50% of the Covered Securities as security for one or more loans from a financial institution if the beneficiary of or counterparty to such pledge agreement delivers a letter to New Mountain Partners and us prior to such transfer in which such beneficiary or counterparty agrees to be bound to certain provisions of the support agreement, and

  •
  with the prior written consent of our board of directors (including a majority of the directors designated by the series A preferred stockholders, if any), each Covered Stockholder may transfer Covered Securities in a transaction that is exempt from or not subject to the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"); provided, that (x) prior to such transfer by such Covered Stockholder, we and New Mountain Partners must receive a written opinion of counsel to the effect that such transfer is exempt from or not subject to the registration requirements of the Securities Act; (y) the number of Covered Securities in such transfer, together with all other transfers of Covered Securities in the preceding three months, by such Covered Stockholder does not exceed the greater of one percent of the shares of our common stock outstanding as shown by the most recent report or statement published by us or the average weekly reported volume of trading in our common stock on the Nasdaq Market during the four calendar weeks preceding such transfer; and (z) the aggregate number of Covered Securities so transferred by all Covered Stockholders (whether in a single transfer or in multiple transfers) to a single transferee (and any affiliates or associates of such transferee) represents less than 4% of our then outstanding voting securities;

  (4)
  from October 30, 2003 until the earlier of the closing of the Contemplated Transactions or the date of termination of the purchase agreement, not directly or indirectly, (a) initiate, solicit, encourage or knowingly facilitate (including by way of furnishing information) any inquiries or the making of any Acquisition Proposal or otherwise make any Acquisition Proposal, (b) have any discussion with or provide any confidential information to any person relating to an Acquisition Proposal, or engage in any negotiations concerning an Acquisition Proposal, or knowingly facilitate any effort or attempt to make or implement an Acquisition Proposal, (c) approve or recommend, or propose publicly to approve or recommend, any Acquisition Proposal, (d) approve or recommend, or propose to approve or recommend, or execute or enter into, any letter of intent, agreement in principle, merger agreement, acquisition agreement, option agreement or other similar agreement or propose publicly or agree to do any of the foregoing related to any Acquisition Proposal, (e) acquire, offer, agree or propose to acquire, beneficial ownership of any of our securities, assets or businesses or any of our subsidiaries (other than the exercise of options or warrants for shares of our common stock held by such Covered Stockholder as of the date of the support agreement or issued to such Covered Stockholder by us after the date of the support agreement in compliance with the terms of the purchase agreement) or (f) request permission to waive any of the foregoing terms or discuss any intention or plan inconsistent with any of the foregoing. Notwithstanding the foregoing, in the event we receive a Qualified Acquisition Proposal (as described in "Terms of the Purchase Agreement—No Solicitation" above), the Covered Stockholders may engage in discussions and negotiations with the special committee of our board of directors with respect to such Qualified Acquisition Proposal;

  (5)
  from and after October 30, 2003 until the later of (x) four years from the date of the closing of the Contemplated Transactions and (y) four years from such Covered Stockholder's last date of employment with or, if later, service as a director of, us or any of our subsidiaries, hold in a fiduciary capacity for the benefit of us all secret, confidential or proprietary information, knowledge or data relating to us or any such subsidiary;

  (6)
  if New Mountain Partners beneficially owns shares of common stock that amount to either 33% of the shares of our series A preferred stock issued on the date of the closing of the Contemplated Transactions (as adjusted for any split, subdivision, combination, recapitalization or similar event from the closing date of the Contemplated Transactions until the date of determination) or 15% of the combined voting power of our then outstanding voting securities, whichever is lower, from and after October 30, 2003 until the later of (x) two years from the closing of the Contemplated Transactions, and (y) two years from such Covered Stockholder's last date of employment with or, if later, service as a director of us or any of our subsidiaries, without prior written consent from us and New Mountain Partners, not employ or solicit the employment of any person who was or is at any time during the six months preceding such date of determination an employee or officer of us or any of our subsidiaries;

  (7)
  from and after October 30, 2003 until the date of termination of the purchase agreement, vote their shares of our common stock against any Acquisition Proposal and any motion to adjourn or postpone a meeting of the stockholders in which any matters contemplated by the purchase agreement are to be presented for a vote of our stockholders on a date that is later than April 30, 2004;

  (8)
  that each of the Covered Stockholders will have the same rights and obligations that New Mountain Partners has or is subject to under the registration rights agreement between us and New Mountain Partners in effect from time to time; except that no Covered Stockholder will have any right to be an "Initiating Holder" under the registration rights agreement and, for so long as New Mountain Partners continues to own 10% or more of the combined voting power of our outstanding voting securities, any amendment to the registration rights agreement will be binding on the Covered Stockholders so long as such amendment does not disproportionately affect the Covered Stockholders relative to New Mountain Partners; and

  (9)
  to irrevocably tender 4,448,900 shares of our common stock into the tender offer.

        Mr. Brodsky has also agreed, among other things, that, from and after October 30, 2003 until the later of (x) two years from the closing of the Contemplated Transactions and (y) two years from his last date of employment with or, if later, service as a director of, us or any of our subsidiaries, he will not engage in any activity which is competitive with our business; provided, that he may make and retain passive investments of less than one percent of the outstanding equity of any publicly traded entity engaged in activity competitive with our business.

        In connection with the voting of their shares of Covered Securities on the matters described in the clauses (1) and (7) above, each Covered Stockholder irrevocably granted and appointed New Mountain Partners, Steven B. Klinsky and Michael B. Ajouz, in their respective capacities as designees of New Mountain Partners, as each of such Covered Stockholder's proxy and attorney-in-fact for the purpose of voting each such Covered Stockholder's shares of our common stock in accordance with the foregoing.

        The obligations under the support agreement generally terminate upon the termination of the purchase agreement, except that the profit recapture provisions of the support agreement survive the termination of the purchase agreement as described below. The obligation of Mr. Brodsky to vote for the Contemplated Transactions and against Acquisition Proposals or other prohibitions referenced above will no longer apply if our board of directors changes its recommendation under the circumstances permitted by the purchase agreement. The Covered Stockholders also have the right to terminate the support agreement without any liability to any other party if there is an amendment or waiver of the purchase agreement which:

  •
  reduces the amount or changes the form of the consideration to be paid in the tender offer or has any other economic detriment to the Covered Stockholders;

  •
  extends the date that the purchase agreement becomes terminable by either us or New Mountain Partners;

  •
  modifies certain of the termination events; or

  •
  otherwise affects a Covered Stockholder in a materially adverse manner.

        The Covered Stockholders agreed that, under certain circumstances, in the event the purchase agreement is terminated and we enter into or consummate an Acquisition Proposal within 12 months of such termination, the Covered Stockholders will pay to New Mountain Partners an amount equal to:

  •
  the total consideration received by such Covered Stockholder above $11.00 for all shares of our common stock that such Covered Stockholder agreed to tender into the tender offer that such Covered Stockholder disposed of in such Acquisition Proposal, valuing any non-cash consideration at its fair market value on the date of the consummation of the Acquisition Proposal, plus

  •
  the fair market value (as determined in accordance with the support agreement), determined as of the date of disposition, above $11.00 for all shares of our common stock that such Covered Stockholder agreed to tender into the tender offer that such Covered Stockholder disposed of after the occurrence of a Trigger Event other than pursuant to such Acquisition Proposal (provided, that so long as such Covered Stockholder participated in the Acquisition Proposal with respect to its shares of our common stock that such Covered Stockholder agreed to tender into the tender offer to the fullest extent permitted by the terms of such Acquisition Proposal, then only those shares of our common stock that were disposed of prior to the later of (x) twelve months following the date of termination of the purchase agreement and (y) four months following consummation of the Acquisition Proposal will be included in the calculation made pursuant to this paragraph).

        Additionally, if within 12 months after October 30, 2003 or the termination of the purchase agreement, New Mountain Partners enters into a transaction that would have constituted an Acquisition Proposal had it been proposed by any person other than New Mountain Partners, the Covered Stockholders agreed to forgo the profit above $11.00 that the Covered Stockholders receive for all of the shares of our common stock that the Covered Stockholders agreed to tender into the tender offer and also agreed to pay to New Mountain Partners, an amount equal to the fair market value (as determined in accordance with the support agreement), determined as of the date of disposition, above $11.00 for all shares of our common stock that such Covered Stockholder agreed to tender into the tender offer that such Covered Stockholder disposed of after the occurrence of a Trigger Event other than pursuant to such Acquisition Proposal (provided, that so long as such Covered Stockholder participated in the Acquisition Proposal with respect to its shares of our common stock that such Covered Stockholder agreed to tender into the tender offer to the fullest extent permitted by the terms of such Acquisition Proposal, then only those shares of our common stock that were disposed of prior to the later of (x) twelve months following the date of termination of the purchase agreement and (y) four months following consummation of the Acquisition Proposal will be included in the calculation made pursuant to this paragraph).

        Mr. Brodsky also agreed until the later of (x) two years from the closing of the Contemplated Transactions and (y) two years from his last date of employment with or, if later, service as a director of us, or any of our subsidiaries, at any time Mr. Brodsky and his affiliates and associates beneficially own in the aggregate more than 9.5% of our then outstanding voting securities (the number of shares of common stock above such 9.5% amount, the "Excess Shares"), Mr. Brodsky will vote (including by executing a proxy authorizing designees of us to vote) the Excess Shares at any meeting of our stockholders (including any adjournments or postponements thereof) in favor of or against each proposal voted upon at such meeting in the same proportion as the votes cast in respect of all the voting securities excluding the Excess Shares on such proposal.

        Mr. Brodsky agreed that he will, effective as of the date of the closing of the Contemplated Transactions and upon receipt by him of the payments that he is entitled to upon a termination without cause pursuant to his employment agreement with us (other than any severance and "gross up" payments that are provided for in his employment agreement, which will be paid in accordance with an amendment to his employment agreement, dated as of October 30, 2003), resign his positions as (x) chairman of our board of directors and member of any committee of such board of directors and (y) officer and/or member of the board of directors (and any committees thereof) of any of our subsidiaries. Mr. Brodsky will remain a member of our board of directors.

        We also agreed in a letter agreement between us and Mr. Brodsky, dated as of October 30, 2003, to indemnify Mr. Brodsky for any additional tax liability incurred by Mr. Brodsky resulting from any portion of the tender offer consideration being allocated to the non-competition covenant contained in the support agreement for income tax purposes and from the receipt of any such indemnity payment, subject to the limitations described in the letter agreement.

        No Covered Stockholder will be liable to New Mountain Partners for any profit on transfers of up to an aggregate of 1,500,000 shares of common stock after a Trigger Event and prior to our entering into any agreement with respect to, or consummating, an Acquisition Proposal or Purchaser Acquisition Proposal if, and only if, on the date of any such transfer, Mr. Brodsky has provided New Mountain Partners with a signed letter representing and warranting to New Mountain Partners that, as of the date of such transfer, to Mr. Brodsky's knowledge there is no Acquisition Proposal or Purchaser Acquisition Proposal pending or contemplated.

        From the closing of the Contemplated Transactions until the later of (x) two years from the closing of the Contemplated Transactions and (y) two years from Mr. Brodsky's last date of employment with or, if later, service as a director of, us or any of our subsidiaries, the Covered Stockholders may not acquire shares of our common stock to increase their aggregate ownership to more than 9.5% of the then outstanding voting securities and may request that our board of directors consent to permitting such Covered Stockholders to acquire shares of our common stock in excess of such amount, which consent will be effective if approved by our board of directors, including a majority of the directors nominated and elected by the holders of the series A preferred stock.

        The support agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by each of the parties to the support agreement.

Terms of the Registration Rights Agreement

        Although this section describes the material terms of the registration rights agreement, it does not purport to describe all of its terms. Capitalized terms used in this section, but not defined, have the meanings given to them in the registration rights agreement. A copy of the form of registration rights agreement is attached to this proxy statement as Annex D and is incorporated into this proxy statement by reference. We urge all stockholders to read the entire form of the registration rights agreement carefully.

        Demand Registration.    We agreed to register the securities held by New Mountain Partners upon the request of the holders of a majority of the registrable securities (as described below) then outstanding at any time or from time to time, as follows, subject to the following conditions:

  •
  We will not register the resale of registrable securities more than four times, except in connection with a piggyback registration as described below;

  •
  We will not register the resale of registrable securities more than twice during any six month period; and

  •
  The aggregate offering price of registrable securities registered must be at least $5,000,000.

        If we determine in our reasonable judgment, as authorized by our board of directors, that a requested registration would result in premature disclosure of any material financing, material corporate reorganization or other material transaction, we may delay the registration. No postponement may exceed 90 days in any 12-month period.

        The registrable securities under the registration rights agreement include the series A preferred stock and the common stock and other securities, if any, issuable on conversion of the series A preferred stock.

        Piggyback Registration.    We have granted New Mountain Partners the right to include its shares in any registration statement filed by us for our own account or in any registration statement we have filed upon the request of other stockholders.

        Expenses.    We will bear all the expenses of the registration, other than all underwriting discounts and commissions relating to the securities sold by New Mountain Partners or its permitted transferees.

        Indemnification.    We have agreed to indemnify New Mountain Partners and its affiliates against any losses which may arise out of or are based upon an untrue statement (actual or alleged) of a material fact, or omission (actual or alleged) of a material fact, contained in any registration statement for our securities or the related prospectus, or violations of any federal, state or common law rule or regulation applicable to us and relating to action or inaction by us in connection with, any registration statement, other than untrue statements that were provided in writing by New Mountain Partners and its affiliates or omissions of material facts from statements provided in writing by New Mountain Partners for inclusion in the registration statement. New Mountain Partners has agreed to indemnify us and any underwriters participating in the registration statement against any losses that may arise out of an untrue statement that was provided in writing by New Mountain Partners or omissions from statements provided in writing by New Mountain Partners for inclusion in the registration statement and relied upon by us. The amounts owed by New Mountain Partners under this indemnification obligation will not exceed the proceeds received by New Mountain Partners from the sale of securities under the registration statement.

        Assignment.    New Mountain Partners may freely transfer the registration rights to any of its affiliates. New Mountain Partners may also transfer the registration rights to any other person to whom New Mountain Partners or its affiliates transfers shares of series A preferred stock or the common stock into which the series A preferred stock converts and other securities, if any, issuable on conversion of the series A preferred stock.

Other Terms of the Contemplated Transactions

        Amendment to Bylaws.    Upon the closing of the Contemplated Transactions, our bylaws will be amended and restated as follows:

          Series A Dividend Committees.    So long as any of the holders of shares of our series A preferred stock are entitled to nominate and elect at least one director as provided in our certificate of incorporation, our board of directors will designate two committees to carry out the powers of our board of directors with respect to declaring dividends on the shares of the series A preferred stock. One such committee will be comprised solely of one or more of the directors nominated and elected by the holders of the series A preferred stock and the other such committee will be comprised solely of one or more of the other directors (who are neither directors nominated and elected by the holders of the series A preferred stock nor our officers or employees). Each committee will have the power and authority to declare dividends on the series A preferred stock, and, if either committee declares such dividends, the dividends so declared will be paid regardless of whether the other such committee has acted to declare such dividends or has acted to prohibit the declaration and payment of such dividends.

          Nominating Committee.    We currently do not have a nominating committee. After the closing of the Contemplated Transactions, our board of directors will designate a nominating committee to carry out the powers of our board of directors with respect to identifying individuals qualified to become Independent Directors (as defined and contemplated in the certificate of designations relating to the series A preferred stock) and to select the Independent Director nominees to stand for election as directors at any meeting of our stockholders and to fill any Independent Director vacancy, however created, in our board of directors. Such committee will be comprised of a majority of Independent Directors. Following the closing of the contemplated transactions, we will be a controlled company and exempt from NASD Rule 4350(c)(4) relating to independent director oversight of director nominations.

          Staggered Terms.    The provisions regarding our classified board with members of each class holding office for staggered three-year terms will be eliminated from the bylaws upon the closing of the Contemplated Transactions as further discussed in Proposal 2. Our board of directors will thereafter consist of one class of directors each of whom will be elected for one-year terms at each annual meeting of our stockholders.

        Transfer Restrictions.    Pursuant to the support agreement, Mr. Brodsky has agreed to limit transfers of his shares of our capital stock as discussed above.

        Right of First Offer.    From the closing date of the Contemplated Transactions, and for as long as New Mountain Partners beneficially owns shares of common stock that amount to at least either (x) 33% of the common stock issued on the closing date of the Contemplated Transactions (as adjusted for any split, subdivision, combination, recapitalization or similar event from the closing date of the Contemplated Transactions until the date of determination) or (y) 15% of the combined voting power of the then outstanding voting securities, whichever is lower, New Mountain Partners has the right to purchase its pro rata portion of any new equity securities we issue, other than (1) stock options to acquire shares of common stock or restricted common stock issued after the closing of the Contemplated Transactions to our employees, consultants, officers or non-employee directors which issuances have been approved by our board of directors and the compensation committee of our board of directors pursuant to any stock option, restricted stock, stock purchase or stock bonus plan, agreement or arrangement that has been approved by our board of directors and the compensation committee of our board of directors and any shares of common stock issuable upon the exercise of such stock options; (2) securities issued upon conversion of the series A preferred stock; (3) securities issuable as dividends or distributions on shares of the series A preferred stock; (4) securities issued as consideration for the acquisition of another business entity or business segment of any such entity by us by merger, purchase of substantially all the assets or other reorganization agreement if such issuance is approved by our board of directors; (5) securities issuable upon exercise of our outstanding stock options or warrants outstanding as of October 30, 2003 to purchase common stock and common stock issuable in connection with acquisitions consummated by us prior to October 30, 2003; and (6) securities issuable upon conversion or exchange of (a) securities issued in accordance with the right of first offer or (b) securities issued pursuant to clauses (1) through (5) above.

No Appraisal Rights

        Under Delaware law, stockholders are not entitled to appraisal rights with respect to the Series A Preferred Stock Proposal.

Delaware Anti-Takeover Law and Certain Provisions of Our Certificate of Incorporation

        Section 203 prohibits a publicly held Delaware corporation from engaging in a business combination transaction with any interested stockholder for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination or the transaction in which the person became an interested stockholder is approved in a prescribed manner. For purposes of Section 203, a business combination includes a merger, asset sale or other transaction resulting in a financial benefit to the interested stockholder, and an interested stockholder is a person who, together with affiliates and associates, owns, or within three years, did own, 15% or more of a corporation's voting stock.

        Our board of directors has approved the Contemplated Transactions in the manner prescribed in Section 203, which approval prevents New Mountain Partners from being deemed an interested stockholder. As a result, Section 203 of the Delaware General Corporation Law will be inapplicable to any subsequent business combination between us and New Mountain Partners.

Required Vote

        Approval of the Series A Preferred Stock Proposal requires the affirmative vote of the holders of a majority of the shares in person or represented by proxy and entitled to vote at the annual meeting. A properly executed proxy marked "ABSTAIN" with respect to the Series A Preferred Stock Proposal will have the same legal effect as a vote "against" such proposal as it represents a share present or represented at the annual meeting and entitled to vote, but is not considered an affirmative vote for the Series A Preferred Stock Proposal. Bert E. Brodsky and certain stockholders related to Mr. Brodsky, who together hold approximately 60% of our outstanding common stock, have agreed, pursuant to the support agreement described above, to vote their shares in favor of the Series A Preferred Stock Proposal. As long as the purchase agreement remains in effect and the board of directors does not change its recommendation that the stockholders vote for the Series A Preferred Stock Proposal and the other proposals necessary to complete the Contemplated Transactions, Mr. Brodsky and certain related stockholders related to Mr. Brodsky are obligated to vote in favor of the Series A Preferred Stock Proposal. Accordingly, adoption of this proposal is assured unless our board of directors ceases to recommend approval of this and the other proposals required to complete the Contemplated Transactions under the circumstances permitted by the purchase agreement.

Recommendation of Our Board of Directors

        In accordance with the unanimous vote of the special committee, our board of directors has determined that the Series A Preferred Stock Proposal and the other Contemplated Transactions are advisable and in our best interest.

Our board of directors recommends that all stockholders vote "FOR" the approval of the Series A Preferred Stock Proposal at the annual meeting.

UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

        The following unaudited pro forma financial information reflects financial information with respect to us as if the Contemplated Transactions had occurred on July 1, 2002 for consolidated income statement purposes and September 30, 2003 for consolidated balance sheet purposes.

        The unaudited pro forma condensed financial information reflects the balance sheet effect of the Contemplated Transactions, although the following material nonrecurring items which result directly from the Contemplated Transactions and that impact the consolidated statements of income and net income available to holders of our common stock have not been reflected in the pro forma condensed statements of income:

  •
  a charge to net income available to holders of our common stock for a beneficial conversion feature related to the series A preferred stock, which is convertible into our common stock at $11.50 per share. The beneficial conversion feature will be measured based on the difference between the fair market value of our common stock on the date of the closing of the Contemplated Transactions and the effective conversion price of $11.29 per share (after deducting the closing payment of $1,450,000 payable to New Mountain Partners) multiplied by the number of shares of common stock (6,956,522) into which the series A preferred stock is convertible. Using an estimated fair market value of $20.10, which represents the closing price of our common stock on January 6, 2004, the beneficial conversion feature would result in a charge, recorded as a dividend on the series A preferred stock, against net income available to holders of our common stock of $61,276,000. If the price of our common stock increases or decreases by $1.00, the charge will increase or decrease by approximately $6,957,000;

  •
  the change of control severance payments and the bonuses due under certain of our employment agreements of approximately $1,565,000 and our indemnities to Mr. Brodsky and Mr. Bigl for any "golden parachute" taxes and any taxes due by Mr. Brodsky in connection with the non-competition covenant in his employment agreement; and

  •
  certain stock options granted to two directors, which will vest upon their anticipated resignation from our board of directors. This non-cash compensation charge will be measured based on the intrinsic value, which would be the difference between the fair market value of our common stock on the date of vesting and the exercise price of $8.61 per share multiplied by the number of unvested options (22,000). Using an estimated fair market value of $20.10, which represents the closing price of our common stock on January 6, 2004, this will result in a charge against net income of $149,000.

        The unaudited pro forma condensed financial information is not necessarily indicative of our financial position or the results of operations that actually would have occurred if the Contemplated Transactions and other transactions described above had occurred on the dates indicated or for any future period or date. The unaudited pro forma adjustments give effect to available information and assumptions that we believe are reasonable. The unaudited pro forma condensed financial information should be read in conjunction with our historical consolidated financial statements and the notes thereto.

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of September 30, 2003
(in thousands, except share amounts)

	Historical	Pro Forma Adjustments		Pro Forma As Adjusted
ASSETS
Cash	$4,881	$75,383	(1)	$27,627
		(51,833	)(2)
		(804	)(3)
Restricted cash	2,274			2,274
Accounts receivable, net	60,236			60,236
Rebates receivable	21,446			21,446
Inventory	1,315			1,315
Due from affiliates	29			29
Deferred tax asset	2,065			2,065
Other current assets	1,825			1,825

Total current assets	94,071	22,746		116,817

Property and equipment, net	9,178			9,178
Intangible assets, net	2,554			2,554
Goodwill	57,262			57,262
Other assets	339			339

Total assets	$163,404	$22,746		$186,150

LIABILITIES
Accounts payable and accrued expenses	$116,591	$761	(3)	$117,352
Revolving credit facility and loans payable-current	10,579			10,579
Current portion of capital lease obligations	476			476
Income taxes payable	816	(642	)(3)	70
		(104	)(5)
Other current liabilities	348			348

Total current liabilities	128,810	15		128,825
Capital lease obligations, less current portion	215			215
Long term loans payable and other liabilities	1,939			1,939
Deferred tax liability	2,245			2,245

Total liabilities	133,209	15		133,224
Preferred stock—$.10 par value; authorized 10,000,000 shares, 6,956,522 outstanding		75,383	(1)	75,383
COMMON STOCKHOLDERS' EQUITY (deficiency)
Common stock—$.001 par value; authorized 25,000,000 shares; shares issued, 7,836,694 (historical), 7,836,694 (pro forma as adjusted), shares outstanding; 7,645,694 (historical), 3,100,239 (pro forma as adjusted)	8			8
Additional paid-in-capital	15,150			76,277
		61,276	(4)
		(149	)(5)
Retained earnings	15,781			(46,166)
		(923	)(3)
		(61,276	)(4)
		253	(5)
Treasury stock at cost, 191,000 shares and 4,736,455 shares pro forma as adjusted	(744)	(51,833	)(2)	(52,577)

Common stockholders' equity (deficiency)	30,195	(52,653)		(22,458)

Total liabilities and stockholders' equity	$163,404	$22,746		$186,150

See accompanying notes which are an integral part of these Unaudited Proforma Condensed Financial Statements.

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
Three Months Ended September 30, 2003(6)

(in thousands, except per share amounts)

	Historical	Pro Forma Adjustments		Pro Forma As Adjusted
Revenue	$150,830			$150,830
Cost of claims	137,314			137,314

Gross profit	13,516			13,516
Selling, general and administrative expenses	10,550			10,550

Operating income	2,966			2,966

Other income (expense):
Interest expense	(245)			(245)
Interest income	31			31
Other expense, net	38			38

	(176)			(176)

Income before provision for income taxes	2,790			2,790
Provision for income taxes	1,144			1,144

Net income	1,646			1,646
Preferred stock cash dividend	—	1,400	(7)	1,400
Accretion of transaction expenses	—	115	(8)	115

Net income available to common stockholders before non-recurring charges or credits directly attributable to the Contemplated Transactions	$1,646	($1,515)		$131

Earnings per common share:
Basic	$0.22			$0.04

Diluted	$0.19			$0.03

Weighted-average number of common shares outstanding:
Basic	7,641			3,097

Diluted	8,473			3,929 (9)

See accompanying notes which are an integral part of these Unaudited Proforma Condensed Financial Statements.

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
Year Ended June 30, 2003(6)

(in thousands, except per share amounts)

	Historical	Pro Forma Adjustments		Pro Forma As Adjusted
Revenue	$573,266			$573,266
Cost of claims	525,472			525,472

Gross profit	47,794			47,794
Selling, general and administrative expenses	35,974			35,974

Operating income	11,820			11,820

Other income (expense):
Interest expense	(1,209)			(1,209)
Interest income	252			252
Other expense, net	153			153

	(804)			(804)

Income before provision for income taxes	11,016			11,016
Provision for income taxes	4,602			4,602

Net income	6,414			6,414
Preferred stock cash dividend	—	5,600	(10)	5,600
Accretion of transaction expenses	—	462	(8)	462

Net income available to common stockholders before non-recurring charges or credits directly attributable to the Contemplated Transactions	$6,414	$(6,062)		$352

Earnings per common share:
Basic	$0.85			$0.12

Diluted	$0.80			$0.10

Weighted-average number of common shares outstanding
Basic	7,590			3,046

Diluted	8,036			3,492 (9)

See accompanying notes which are an integral part of these Unaudited Proforma Condensed Financial Statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS
(dollars in thousands, except per share amounts)

(1)
Reflects New Mountain Partners' initial investment in connection with the purchase of 6,956,522 shares of series A preferred stock, less estimated offering costs of $4,617.

(2)
Reflects the cash paid to repurchase 4,545,455 shares of our common stock at $11.00 per share in connection with the tender offer, including estimated tender offer expenses of $1,833.

(3)
Includes the accrual ($761)and payment ($804) of change in control bonuses and severance payments of $1,565 and related tax benefit of $642.

(4)
Reflects the non-cash charge for a beneficial conversion feature which is estimated using the closing common stock price on January 6 of $20.10 versus the effective conversion price of $11.29 multiplied by 6,956,522, the common share equivalents of New Mountain Partners' investment.

(5)
Reflects the $253, and related tax benefit of $104, non-cash compensation resulting from the acceleration of vesting of directors' options, upon the directors' resignation (calculated as follows: estimated using the closing price of our common stock on January 6 of $20.10 versus the exercise price of the options of $8.61 multiplied by the 22,000 options which would accelerate).

(6)
The unaudited pro forma consolidated statement of income assumes that the investment by New Mountain Partners and adjustments related thereto occurred on July 1, 2002.

(7)
Reflects the accrual of 7% dividends for the three months ended September 30, 2003.

(8)
Reflects the accretion of the preferred stock from its initial carrying value, after deductions for offering costs estimated at $4,617, to the redemption value over the 10 year period until the preferred stock is redeemable at the option of the holder.

(9)
Common stock equivalents assuming the conversion of the series A preferred stock of 6,956,522 shares are excluded from diluted earnings per share as they are anti-dilutive.

(10)
Reflects the accrual of 7% dividends for the full fiscal year.

PROPOSAL 2—AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION

        Our certificate of incorporation provides that we are authorized to issue two classes of stock, consisting of 25,000,000 shares of common stock and 10,000,000 shares of preferred stock. Our board of directors is authorized to establish and designate the rights, terms, and preferences of any series of preferred stock. On October 29, 2003, our board of directors approved the amendments to our certificate of incorporation, subject to stockholder approval, to:

         (1)  increase the authorized number of shares of our common stock to 35,000,000 shares,

         (2)  increase the authorized number of shares of our preferred stock to 15,000,000 shares,

         (3)  eliminate the classified structure of our board of directors,

         (4)  enable the holders of series A preferred stock to appoint a majority of the members of our board of directors in the event that we fail to pay the redemption price upon a redemption of the series A preferred stock made at the request of the holders of series A preferred stock,

         (5)  provide for the amendment of any of the terms of the series A preferred stock described in our certificate of incorporation (including the certificate of designations relating to such series of preferred stock) solely by a vote of a majority of the holders of the then outstanding series A preferred stock, and not the holders of common stock, when such amendment is approved by a majority of the independent directors then in office, and

         (6)  enable the authorized shares of our common stock to be increased or decreased by the holders of a majority of our voting power, without requiring a separate common stock class vote.

        Stockholders are being asked to consider and approve the proposed amendments individually. Accordingly, stockholders may vote for, against or abstain from voting with respect to each proposed amendment. However, none of the proposed amendments to the certificate of incorporation will be implemented unless all of the amendments receive the required vote for approval and the Contemplated Transactions with New Mountain Partners are consummated. Additionally, approval of all of the proposed amendments is a condition to New Mountain Partners' obligation to purchase shares of our series A preferred stock.

        The text of the amendments to our certificate of incorporation is attached to this proxy statement as Annex F and is incorporated into this proxy statement by reference. We urge all stockholders to read the entire text of the proposed amendments to our certificate of incorporation carefully.

Our Current Preferred Stock

        As of the date of this proxy statement, we had no shares of preferred stock issued or outstanding.

Purpose and Effect of the Amendments

        In connection with the Contemplated Transactions, we have agreed to designate 6,956,522 shares of preferred stock as "Series A 7% Convertible Preferred Stock" and issue and sell these shares to New Mountain Partners. A description of the terms of the series A preferred stock is set forth above under "Terms of Series A Preferred Stock" in Proposal 1 of this proxy statement.

        The principal purpose of the proposed amendments to the certificate of incorporation is to take certain actions deemed desirable in connection with the Contemplated Transactions, including:

    (1)
    increasing the authorized number of shares of our common stock;

    (2)
    increasing the authorized number of shares of our preferred stock;

    (3)
    enabling the holders of series A preferred stock to appoint a majority of our board in the event that we fail to pay the redemption price upon a redemption at the option of the holders of series A preferred stock;

    (4)
    providing that the holders of our common stock will not be entitled to vote on any amendment to the certificate of designation governing the series A preferred stock, but requiring that such amendment be approved by a committee of our independent directors;

    (5)
    enabling the authorized shares of our common stock to be increased or decreased by the holders of a majority of the voting power of our stock, voting as a single class, without requiring a separate vote of the holders of our common stock; and

    (6)
    requiring that each director have a term of no more than one year.

        The amendments to our certificate of incorporation will have the effect of eliminating the "staggered terms" and classified structure of our board of directors. The "staggered terms" and classified structure of our board of directors, when coupled with the provision of our certificate of incorporation authorizing our board of directors to fill vacant directorships or increase the size of our board of directors, may have the effect of (1) deterring a stockholder from removing incumbent directors and simultaneously gaining control of our board of directors by filling the vacancies created by such removal with its own nominees and (2) deterring a change of control/takeover attempt of us. However, given New Mountain Partners' control and ability to elect and nominate 60% of our board of directors following the closing of the Contemplated Transactions, none of the actions described in clauses (1) and (2) in the preceeding sentence could occur without New Mountain Partners' approval until their ownership of our outstanding voting securities decreases significantly.

Potential Effects of the Proposed Amendments to the Certificate of Incorporation on Holders of Our Common Stock

        Our board of directors has determined that adoption of the proposed amendments to our certificate of incorporation is desirable in light of the Contemplated Transactions. Currently, we have 10,000,000 shares of preferred stock with the rights, terms and preferences to be designated by our board of directors available for issuance. After the closing of the Contemplated Transactions and assuming the approval of the amendments to the certificate of incorporation, we will have 8,043,478 shares of "blank check" preferred stock available.

        Assuming that the proposed amendments to our certificate of incorporation are approved and adopted, the remaining 8,043,478 shares of preferred stock that are authorized and unissued after the issuance of the series A preferred stock will be available in the event our board of directors determines that it is necessary or appropriate to raise additional capital to acquire another company or its business or assets through the sale of preferred securities. As of the date of this proxy statement, other than as contemplated by the Contemplated Transactions, our board of directors has no agreement, arrangement or intention to issue any of the shares for which approval is sought. If the proposed amendments to our certificate of incorporation are approved by our stockholders, our board of directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of preferred stock, except as may be required by applicable law, the NASD or other applicable stock exchange requirements, or the terms of any series of then outstanding shares of preferred stock, and the terms of the preferred stock will have the terms determined by our board of directors.

        Holders of our common stock do not have any preemptive or similar rights to purchase any shares of preferred stock. Although the increase in the authorized number of shares of preferred stock will not, in and of itself, have any immediate effect on the rights of the holders of shares of our common stock, the issuance of the shares of series A preferred stock will, and any issuance of shares of one or more series of preferred stock by us could, depending on the nature of the rights and preferences granted to a newly issued series of preferred stock, affect the holders of shares of our common stock in a number of respects, including the following:

  •
  by diluting the voting power of the holders of our common stock, to the extent that a new series of preferred stock has voting rights;

  •
  by reducing the amount otherwise available for payment of dividends on our common stock, to the extent dividends are payable on shares of a new series of preferred stock;

  •
  by restricting the payment of dividends on our common stock, to the extent of any dividend restrictions set forth in the terms of a new series of preferred stock;

  •
  by diluting the market price of our common stock, to the extent that a new series of preferred stock provides for the conversion of that preferred stock into common stock at prices that could be (either initially or subject to anti-dilution or other adjustment provisions) below the fair market value of the common stock;

  •
  by reducing the amount otherwise available for payment upon liquidation of us to holders of our common stock, to the extent of any liquidation preference on a new series of preferred stock; and

  •
  by diluting the earnings per share and book value per share of outstanding shares of our common stock and preferred stock.

        Please see also "Impact of the Issuance of Sale of the Series A Preferred Stock on Our Existing Stockholders" in Proposal 1.

        In addition, although the proposed amendments to our certificate of incorporation are not motivated by takeover concerns and are not considered or intended by our board of directors to be an anti-takeover measure, the availability of additional authorized shares of preferred stock could enable our board of directors to make more difficult, discourage or prevent an attempt by a person, group or entity to obtain control of us by a merger, tender offer, proxy contest or other means. For example, our board of directors could issue shares of preferred stock defensively into friendly hands or upon friendly terms in response to a takeover attempt. These issuances could deter the types of transactions that may be proposed or could discourage or limit the participation of holders of our common stock in certain types of transactions that might be proposed (such as a tender offer), whether or not these transactions were favored by the majority of our stockholders, and could enhance the ability of our officers and directors to retain their positions. Excluding the Contemplated Transactions, our board of directors is not aware of any present attempt to take over control of us, and our board of directors has no present intention to use the preferred stock in order to impede a takeover attempt.

Implementing the Proposed Amendments to Our Certificate of Incorporation

        If approved by our stockholders at the annual meeting, the proposed amendments to our certificate of incorporation will become effective upon our filing a certificate of amendment to our certificate of incorporation with the Secretary of State of the State of Delaware. We intend to file the certificate of amendment on or as soon as possible following the date of the annual meeting. If, in the judgment of our board of directors, there exists an Acquisition Proposal that is financially superior to the holders of our common stock than the Contemplated Transactions (taking into account all relevant factors) that would make consummation of the proposed amendments to the certificate of incorporation inadvisable, then, in accordance with Delaware law and notwithstanding approval of the proposed amendments to the certificate of incorporation by our stockholders, our board of directors may abandon the proposed amendments to the certificate of incorporation, either before or after approval and authorization thereof by our stockholders, at any time prior to the effectiveness of the filing of the certificate of amendment. Under the purchase agreement, the amendments to our certificate of incorporation is required to be filed on or prior to the closing of the Contemplated Transactions.

No Appraisal Rights

        Under Delaware law, our stockholders are not entitled to appraisal rights with respect to the proposed amendments to our certificate of incorporation.

Required Vote

        The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve each of the amendments to our certificate of incorporation. As a result, failures to vote, abstentions and broker non-votes will have the effect of a negative vote. A properly executed proxy marked "ABSTAIN" with respect to the amendments to our certificate of incorporation will have the same legal effect as a vote "against" such proposal as it represents a share present or represented at the annual meeting and entitled to vote, but is not considered an affirmative vote for the amendment to our certificate of incorporation. Bert E. Brodsky and certain stockholders related to Mr. Brodsky, who together hold approximately 60% of our outstanding common stock, have agreed, pursuant to the support agreement described above, to vote their shares in favor of the amendments to our certificate of incorporation. As long as the purchase agreement remains in effect and the board of directors does not change its recommendation that the stockholders vote for the Series A Preferred Stock Proposal and the other proposals necessary to complete the Contemplated Transactions, Mr. Brodsky and certain related stockholders related to Mr. Brodsky are obligated to vote in favor of the amendments to our certificates of incorporation. Accordingly, adoption of this proposal is assured, unless our board of directors ceases to recommend approval of this and the other proposals required to complete the Contemplated Transactions under the circumstances permitted by the purchase agreement.

Recommendation of our Board of Directors

        In connection with their approval of the Series A Preferred Stock Proposal, our board of directors has determined that the amendments to our certificate of incorporation are advisable and in our best interest.

        Our board of directors recommends that all stockholders vote "FOR" the approval of the amendments to our certificate of incorporation at the annual meeting.

PROPOSAL 3—ELECTION OF CLASS II DIRECTORS

        Our current certificate of incorporation provides that our board of directors is classified into three classes (designated as Class I directors, Class II directors and Class III directors), with members of each class holding office for staggered three-year terms. There are currently two Class II directors, whose terms expire at the 2003 Annual Meeting of Stockholders, two Class III directors, whose terms expire at the 2004 Annual Meeting of Stockholders, and two Class I directors, whose terms expire at the 2005 Annual Meeting of Stockholders (in all cases subject to the election and qualification of their successors and to their earlier death, resignation or removal).

        The persons named on the enclosed proxy as attorneys and proxies of our stockholders will vote to elect as Class II directors the two nominees named below, both of whom are presently our Class II directors, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. All of the nominees have indicated their willingness to serve, if elected, but if any should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by our board of directors. If the closing of the Contemplated Transactions does not occur, each Class II director will be elected to hold office until the 2006 Annual Meeting of Stockholders subject to the election and qualification of his successor and to his earlier death, resignation or removal. However, if the Contemplated Transactions are consummated, our board of directors will be reconstituted as described in the section "Composition of our Board of Directors Following the Contemplated Transactions" contained in Proposal 1 and the classified structure of our board of directors will be eliminated as described in Proposal 2. In this circumstance, it is expected that Messrs. Daley, Fish and Shapiro will resign from our board of directors and any committees thereof. Please review "Composition of Our Board of Directors Following the Contemplated Transactions" contained in Proposal 1 and "Purpose and Effect of the Amendment" contained in Proposal 2 in conjunction with this Proposal 3.

Nomination of Class II Directors

        Set forth below for each nominee for Class II director is his name, his age as of January 6, 2004, his position(s) with us, his principal occupation and business experience during the past five years, and the year of the commencement of his term as a director of Health Card:

        Gerald Angowitz is 54 years old and has served as our director since June 26, 1998. Since January 2000, Mr. Angowitz has served as a management consultant through the Angowitz Company, which provides consulting services. Mr. Angowitz had served as Senior Vice President of Human Resources and Administration for RJR Nabisco, Inc. ("RJR"), a consumer products manufacturer, from March 1995 until December 1999. Mr. Angowitz previously served as Vice President of Human Resources for RJR from February 1994 to March 1995 and Vice President of employee benefits at RJR from January 1992 to February 1994. Mr. Angowitz also serves as the Chairman of our Compensation Committee.

        Kenneth J. Daley is 66 years old and has served as our director since May 10, 1999. From 1980 until he retired in 1998, Mr. Daley served in various capacities with Chase Manhattan Bank and most recently as Senior Vice President and Division Head of Chase Manhattan Bank. Since 1999, Mr. Daley has served as a director of Comforce Inc., a provider of staff augmentation and staffing and contract consultation services. Mr. Daley also serves on our Audit and Compensation Committees.

        Mr. Angowitz will remain one of our directors whether or not the Contemplated Transactions are consumated if he is elected a director pursuant to this Proposal 3. However, even if Mr. Daley is elected a director pursuant to this Proposal 3, he has agreed to resign as a director in connection with the closing of the Contemplated Transactions.

Incumbent Directors

        Set forth below, for each incumbent director, are his name, his age as of January 6, 2004, his position(s) with us, his principal occupation and business experience for at least the past five years and the year of the commencement of his term as our director:

  Incumbent Class I Directors

        Gerald Shapiro is 73 years old and has served as the vice chairman of our board since February 4, 1998 and as our secretary since October 28, 1998. From June 1, 1998 until December 7, 1998, Mr. Shapiro served as the chairman of our board. For more than the past five years, Mr. Shapiro has been an employee of Sandata, a provider of computerized data processing services and custom software and programming services and an affiliate of ours; and has also been President and Treasurer of Lee Management Associates, Inc., a physician billing and consulting firm; Chairman and Treasurer of Mediclaim, Inc., a physician billing and consulting firm; President and Treasurer of Brookhaven M.R.I., Inc., a company that operates magnetic resonance imaging machines; and Vice President and Treasurer of Mobile Health Management Services, Inc., a provider of medical screening services.

        Ronald L. Fish is 63 years old and has served as our director since November 2000. Mr. Fish also serves on our Audit and Compensation Committees and from January 1998 to May 2003, he served on our board of directors of Sandata. Since 1975, Mr. Fish has served as Administrator, Treasurer and Director of Unlimited Care Inc., a nursing services firm, and is a certified public accountant.

        Messrs. Shapiro and Fish have each agreed to resign as a director in connection with the closing of the Complentated Transactions.

  Incumbent Class III Directors

        Bert E. Brodsky is 61 years old and has served as the chairman of our board since December 7, 1998, and was also our chief executive officer from June 1998 until April 2002. Mr. Brodsky has at various times from 1983 served as the chairman of our board, president and director. Mr. Brodsky has served as Chairman of the Board and Treasurer of Sandata since June 1983 and as President of Sandata from December 1989 through January 2000. For more than the past five years, Mr. Brodsky has served as Chairman of the Board and President of P.W. Medical Management, Inc., which provides financial and consulting services to physicians; as President of P.W. Capital Corp., a consulting services firm; and as Chairman of Sandsport Data Services, Inc., a computer services firm and wholly owned subsidiary of Sandata. Mr. Brodsky has also, for more than the past five years, been the Operating Manager of various real estate companies, and President of Bert Brodsky Associates, Inc., which provides consulting services.

        Paul J. Konigsberg is 67 years old and has served as our director since November 2000. From January 1998 until October of 2002, Mr. Konigsberg also served on our board of directors of Sandata. Mr. Konigsberg is a certified public accountant and has been a senior partner in the accounting firm of Konigsberg Wolf & Co., P.C. since 1965. Mr. Konigsberg also serves as the chairman of our Audit Committee.

        James J. Bigl is 40 years old and has served as our chief executive officer and our director since April 2002, and as our president since June 2000. Immediately prior to joining us, Mr. Bigl served as President and CEO of York HealthNet, SelectPro and USI Care Management. In late 1998, Mr. Bigl directed the sale of the Pharmacy Benefit Management Company which he founded at Yale-New Haven Health to USI. Beginning in October of 1994, Mr. Bigl oversaw the wide ranging operations, including home infusion, managed care operations, real estate and retail pharmacy, in Yale-New Haven Health's for-profit divisions. For the last fifteen years, Mr. Bigl has been working in the retail pharmacy and pharmacy benefit management industries.

Required Vote

        The nominees receiving the highest number of affirmative votes of the votes cast at the annual meeting either in person or by proxy will be elected as Class II directors. A properly executed proxy card marked "WITHHOLD AUTHORITY" and broker non-votes with respect to the election of one or more Class II directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Broker non-votes, if any, will not affect the outcome of voting on directors.

Recommendation of Our Board of Directors

        Our board of directors recommends a vote "FOR" the election of the nominees named above.

Executive Officers

        Our other executive officers, and their ages and positions as of January 6, 2004 are:

Name	Age	Officer and Position Held
James J. Bigl	40	President and Chief Executive Officer
Tery Baskin	50	Chief Marketing Officer
Stuart F. Fleischer	51	Chief Financial Officer
David Gershen	49	Executive Vice President of Financial Services and Treasurer
Agnes Hall	56	Chief Information Officer
Patrick McLaughlin	40	President, PBM Services

        James J. Bigl is our president and chief executive officer. Information about Mr. Bigl's tenure with us and his business experience is presented above under "Incumbent Class III Directors."

        Tery Baskin is 50 years old and has served as our chief marketing officer since April 2003. He served as our chief operating officer from June 2001 to April 2003. He has been a licensed pharmacist since 1978. From 1993 to July 2000 he served as the President and a director of Pharmacy Associates, Inc. From July 2000 to June 2001, Mr. Baskin was the Senior Vice President of Pharmacy Associates, Inc., which in July 2000 became a wholly owned subsidiary ours. He has served as a director of the American Pharmaceutical Association Foundation since 1998 and as Treasurer since March 2002.

        Stuart F. Fleischer is 51 years old and has served as our chief financial officer since October 2003. From January 2001 to September 2003, Mr. Fleischer was a partner at Tatum CFO Partners LLP. Prior to joining Tatum CFO Partners, Mr. Fleischer served as vice president of finance for the medical group at Henry Schein, Inc. from August 1997 to August 2000. Mr. Fleischer also served as vice president and chief financial officer of Micro Bio-Medics, Inc., a public distributor of medical supplies and equipment, from March 1995 to August 1997, before Henry Schein, Inc. acquired it in August 1997. From February 1986 to March 1995, Mr. Fleischer served as senior vice president and chief financial officer of Communications Diversified, a promotional marketing firm. Mr. Fleischer began his career on the audit staff of Price Waterhouse LLP, where he was employed from June 1974 to January 1986.

        David Gershen is 49 years old and has served as our executive vice president of Financial Services since October 2003 and treasurer since November 2000. From November 2000 to October 2003, Mr. Gershen was our chief financial officer. From May 2000 to November 2000, he was our Senior Vice President of Finance. From July 1996 until April 2000, Mr. Gershen served as the Vice President of Finance and Administration of CSC Healthcare Inc., a subsidiary of Computer Sciences Corporation ("CSC"), a healthcare information services company. Prior thereto, and since 1985, Mr. Gershen held various financial positions with APM, Inc., which was acquired by CSC in 1996.

        Agnes Hall is 56 years old and has served as our chief information officer since January 2001. Ms. Hall has a broad background in a number of different industries, having spent most of her career as a management consultant and CIO. Her experience includes insurance, manufacturing, utilities, health care, and government agencies. Prior to joining us, Ms. Hall managed a consulting practice for Oracle Corporation from late 1998, joining Oracle after serving as CIO for Killark Electric for three years.

        Patrick McLaughlin is 40 years old and has served as the president of our pharmacy benefit management division since April 2003, and previously served as executive vice president of managed care from January 2002 to April 2003. Prior to joining us, Mr. McLaughlin was the President of Centrus Pharmacy Solutions from January 2000 to January 2002. Mr. McLaughlin was employed by Centrus in various executive positions from February 1992 until his appointment as President in 2000. He also served as a director of Health Solutions, Ltd., the parent of Centrus from November 1995 until its acquisition by us in January 2002.

        Each of the executive officers serves, subject to his or her employment agreement, until the meeting of our board of directors immediately following the annual meeting of stockholders.

Familial Relationships

        There are no familial relationships among any of our executive officers, directors or nominees for directors.

Compensation of Directors

        Our bylaws provide that our directors may, by resolution of our board of directors, be paid a fixed fee and expenses for attendance at each regular or annual meeting of our board of directors and committee meetings. Each director received $500 for each meeting he attended by telephone and $1,000 for each meeting he attended in person. We paid an aggregate of $69,500 in directors' fees during the fiscal year ended June 30, 2003. We reimburse directors for out-of-pocket expenses incurred in connection with attending board of directors and committee meetings. Directors are eligible to receive awards pursuant to the Plan. During fiscal year 2003, we granted to each of our non-employee directors, Messrs. Angowtiz, Daley, Fish and Konigsberg, an option to purchase 11,000 shares of common stock with an exercise price of $8.61 per share. Such options vest over a three-year period commencing April 9, 2004 and expire on April 9, 2008.

        In the event that any of our directors resign prior to or as of the closing of the Contemplated Transactions, we will allow any and all of the outstanding unvested stock options held by such director to become immediately fully vested and exercisable. To the extent such vesting occurs, we will recognize a one-time charge to our statement of income in the fiscal quarter in which such vesting occurs equal to the difference between the fair market value of our common stock on the date such vesting occurs less the exercise price multiplied by the number of options whose vesting was accelerated.

Meetings and Committees of Our Board of Directors

        Our board of directors held nine meetings during the fiscal year ended June 30, 2003. At least a majority of our directors attended each meeting. Our board of directors also acted twice during the last fiscal year by unanimous written consent in lieu of a meeting. Our board of directors has a standing audit committee and a standing compensation committee, the responsibilities of which are summarized below. Our board of directors does not have a standing nominating committee or other committee performing such functions. After the closing of the Contemplated Transactions, our board of directors will form a nominating committee and two series A dividend committees. See Proposal 1 under "Other Terms of the Contemplated Transactions." Each of our directors attended at least 75% of the meetings of our board of directors or committee meetings thereof during the fiscal year ended June 30, 2003.

The Audit Committee

        The audit committee of our board of directors is charged with the review of the activities of our independent auditors, including the fees, services and scope of such audit. The audit committee is currently composed of Paul J. Konigsberg (chairman), Kenneth J. Daley and Ronald L. Fish. After the closing of the Contemplated Transactions, the committee will be reconstituted and any resigning member of our board of directors who is currently a member of the committee will be replaced by a newly elected member of our board of directors who is not one of our officers or employees. The audit committee met on six occasions during the fiscal year ended June 30, 2003.

The Compensation Committee

        Our compensation committee is responsible for making recommendations to our board of directors regarding compensation arrangements for our executive officers and consulting with our management regarding compensation policies and practices. The compensation committee also makes recommendations concerning annual bonus compensation, the adoption of any compensation plans in which management is eligible to participate and the granting of stock options or other benefits under such plans. The compensation committee currently consists of Gerald Angowitz, Kenneth J. Daley and Ronald L. Fish. After the closing of the Contemplated Transactions, the committee will be reconstituted and any resigning members of our board of directors who is currently a member of the committee will be replaced by a newly elected member of our board of directors who is not one of our officers or employees. The compensation committee held four meetings during the fiscal year ended June 30, 2003.

AUDIT COMMITTEE REPORT

        The audit committee of our board of the directors is comprised of three independent directors and acts under a written charter approved by our board of directors. The members of the committee are Messrs. Fish, Daley and Konigsberg, each of whom is independent, as determined under Rule 4200(a)(14) of the NASD's listing standards.

        Management has primary responsibility for our internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards accepted in the U.S., and to issue a report thereon. The audit committee oversees our financial reporting process on behalf of our board of directors.

        In fulfilling its oversight responsibilities, the audit committee has met and held discussions with management and the independent auditors. Management represented to the Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States. The audit committee has reviewed and discussed the consolidated financial statements set forth in our Form 10-K for the fiscal year ended June 30, 2003, with management and the independent auditors. The audit committee also discussed with Ernst & Young LLP, our independent accountants (who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles), the matters required to be discussed by the Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended. In addition, the committee also received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the independent auditors their independence.

        In reliance on the review and discussions referred to above, the audit committee recommended to our board of directors, and our board of directors has approved, that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2003, filed with the Commission.

        This report was approved by the current members of the Audit Committee on September 8, 2003.

The Audit Committee Paul J. Konigsberg, Chairman Kenneth J. Daley Ronald L. Fish

COMPENSATION COMMITTEE'S REPORT ON EXECUTIVE COMPENSATION

        The following is a summary of the compensation practice and philosophy that was in effect for us for the fiscal year ended June 30, 2003. Modifications to such philosophy have been and may continue to be made.

Compensation Philosophy

        Our executive compensation program is designed to attract, motivate and retain management with incentives linked to financial performance and enhanced stockholder value. Our compensation committee seeks to adjust compensation levels (through competitive base salaries, bonus payments and stock option grants) based on individual and our financial performance.

Compensation Program Components

        Our compensation program currently consists of a number of components, including a cash salary, an executive bonus pool and stock option grants.

        Salary and bonus levels reflect job responsibility, seniority, compensation committee judgments of individual effort and performance, and our financial and market performance (in light of the competitive environment in which we operate). In considering our financial and market performance, our compensation committee reviews, among other things, net income, cash flow, working capital and revenues, and share price performance relative to comparable companies and historical performance. Annual cash compensation is also influenced by compensation practices of competitive companies of comparable size in similar industries, as well as that of companies not in our industry which do business in locations where we have operations. Based in part on this information, our compensation committee generally targets salaries at levels comparable to the median of the range of salaries paid by competitors of a comparable size.

        The executive bonus plan compensates executives based on (i) individual performance and our performance in addressing immediate financial and operational challenges, (ii) our performance relative to the performance of other companies of comparable size, complexity and quality, and (iii) performance that supports both our short-term and long-term goals. Bonuses thus align the interest of executive officers with those of our stockholders.

        The third component is a stock option program which we use to motivate our executive officers and other employees. Our board of directors believes that the granting of options to purchase our common stock provides our executive employees with the long-term incentive to work for our betterment. Stock options are generally granted annually to executives and periodically to other selected employees whose contributions and skills are critical to our long-term success. Options generally are granted with an exercise price equal to the market price of our common stock on the date of the grant, generally vest over a period of at least three years and generally expire after five years.

        We also anticipate compensating our executive employees through the grant of awards under the 2000 Restricted Stock Plan, which was approved by our stockholders.

        For a detailed description of the employment agreements and compensation arrangements between us and our executive officers, see "Employee Contracts, Termination of Employment and Change-in-Control Arrangements" below.

Chief Executive Officer Compensation

        As described above, our executive compensation philosophy, applicable to the compensation of our chief executive officer, is to provide a competitive base salary and incentive compensation based on the individual's and our performance. James J. Bigl has served as our chief executive officer since April 2002. Prior to that, Mr. Bigl was our president, starting in June 2000. Our compensation committee believes that some portion of the chief executive officer's compensation should be related to our financial performance and/or the progress made in implementing our business plan. Accordingly, our compensation committee considered not only our overall performance during the last year, but the successful consummation of financing and acquisition transactions that were essential components of our business plan. In light of Mr. Bigl's extensive experience in the pharmacy benefit management industry, his and our respective performance this past year, our board of directors determined that the amounts payable to Mr. Bigl for the fiscal year ended June 30, 2003 under his employment agreement, as well as the bonus and long-term compensation awards that were granted to him, fairly compensated Mr. Bigl for the services he rendered to us in fiscal 2003.

Tax Deductibility under Section 162(m) of the Internal Revenue Code

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally denies a publicly-held corporation a federal income tax deduction for taxable year compensation in excess of $1,000,000 paid to each of its chief executive officer and its four other most highly compensated executive officers, unless that compensation qualifies as performance-based compensation. Through June 30, 2003, this provision has not limited our ability to deduct executive compensation, but the Compensation Committee will continue to monitor the potential impact of Section 162(m) on our ability to deduct executive compensation. In addition, one of the purposes of the amendment to the Plan being submitted for stockholder approval at the annual meeting (See Proposal 4 below), is to enable compensation derived from certain awards under the Plan to qualify as performance-based compensation.

        This report was approved by the members of our Compensation Committee on August 5, 2003.

The Compensation Committee Gerald Angowitz Kenneth J. Daley Ronald L. Fish

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee's current members are Gerald Angowitz, Kenneth J. Daley, and Ronald L. Fish. None of the members of our compensation committee is or has been an officer or employee of us or any of our subsidiaries. Mr. Fish was a member of the board of directors and the compensation committee of Sandata Technologies, Inc., of which Mr. Brodsky is the chairman, treasurer and principal stockholder, from January 1998 until May 2003. No other interlocking relationships exist between our board of directors or compensation committee and the board of directors or compensation committee of any other company. None of our executive officers serve on the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of our board of directors or compensation committee.

SUMMARY COMPENSATION TABLE

        The following table sets forth certain information with respect to the compensation paid, earned, or awarded by us to our chief executive officer and other executive officers, whose salary and bonus exceeded $100,000 in all capacities during the fiscal years ended June 30, 2003, 2002 and 2001. The table also provides information about two executive officers who earned less than $100,000 in certain years who would have been included in the table for those years if their salaries for the period employed were annualized. We refer to these six executive officers as our "named executive officers."

		Annual Compensation						Long-term Compensation
Name and Principal Position	Fiscal Year	Salary		Bonus		Other Annual Compensation		Securities Underlying Options Granted		All Other Compensation
Bert E. Brodsky	2003	$425,000	(1)	$382,500	(1)	$81,650	(2)	—		$—
Chairman of the Board	2002	425,000	(1)	120,000	(1)	87,421	(2)	—		—
	2001	377,015	(1)	120,000	(1)	89,380	(2)	500,000	(3)	—
James J. Bigl,	2003	264,539		247,500	(4)	12,000	(5)	50,000	(6)	3,637	(9)
President and	2002	209,921		100,000		12,000	(5)	450,000	(7)	4,034	(10)
Chief Executive Officer	2001	184,760		60,000	(4)	12,000	(5)	31,000	(8)	1,486	(11)
David Gershen	2003	196,462		54,600	(13)	—		10,000	(14)	4,164	(9)
Chief Financial Officer(12)	2002	185,000		30,000	(13)	—		20,000	(15)	2,625	(10)
and Treasurer	2001	155,250		55,000	(13)	—		11,000	(16)	737	(11)
Tery Baskin	2003	172,308		50,000	(17)	32,184	(18)	20,000	(19)	4,220	(9)
Chief Marketing Officer	2002	150,000		15,000	(17)	32,184	(18)	27,000	(20)	6,154	(10)
	2001	132,923		56,440	(17)	10,408	(18)	55,000	(21)	8,338	(11)
Agnes Hall	2003	177,846		40,000	(22)	—		25,000	(23)	1,903	(9)
Chief Information Officer	2002	154,557		16,000	(22)	—		37,000	(24)	1,694	(10)
	2001	69,231		15,000		—		10,000	(25)	—
Patrick McLaughlin	2003	146,646		30,000	(26)	4,800	(27)	15,000	(28)	—
President PBM Services	2002	57,462		—		2,000	(27)	125,000	(29)	—

(1)
Represents salary and bonus accrued for Mr. Brodsky for each of the three years reported. All amounts accrued for these years were paid subsequent to June 30, 2003. See "Certain Relationships and Related Transactions—Indebtedness of Management," below.

(2)
Includes automobile lease payments to an entity affiliated with Mr. Brodsky. Also includes life insurance premiums paid by Health Card on Mr. Brodsky's behalf.

(3)
Includes an option granted on February 20, 2001, to purchase 500,000 shares of common stock at an exercise price of $1.84, of which 200,000 shares were exercised in July 2002, and 200,000 are not currently exercisable.

(4)
For the fiscal years ended June 30, 2003 and 2001, a bonus of $247,500 and $60,000, respectively, was awarded to Mr. Bigl, but was paid subsequent to June 30, 2003 and 2001, respectively.

(5)
Represents a nonaccountable expense allowance.

(6)
Includes an option granted on July 22, 2003, to purchase 50,000 shares of common stock at an exercise price of $10.47, of which no shares were exercisable as of June 30, 2003 and October 31, 2003.

(7)
Includes an option granted on April 30, 2002, to purchase 100,000 shares of common stock at an exercise price of $9.00, of which 33,000 shares were exercisable as of June 30, 2003 and October 31, 2003. Also includes an option granted on June 26, 2002, to purchase 350,000 shares of common stock at an exercise price of $9.45, of which no shares were exercisable as of June 30, 2003 and October 31, 2003.

(8)
Includes an option granted on February 20, 2001, to purchase 11,000 shares of common stock at an exercise price of $1.67, of which 3,670 shares were exercised in March 2002, and 7,330 shares were exercisable as of June 30, 2003 and October 31, 2003. Also includes an option granted on June 12, 2001 to purchase 20,000 shares of common stock at an exercise price of $3.00, of which 13,335 shares were exercisable as of June 30, 2003 and October 31, 2003.

(9)
Represents the aggregate amount contributed by us under our 401(k) Plan as of June 30, 2003, some of which amount was funded subsequent to June 30, 2003.

(10)
Represents the aggregate amount contributed by us under our 401(k) Plan as of June 30, 2002, some of which amount was funded subsequent to June 30, 2002.

(11)
Represents the aggregate amount contributed by us under our 401(k) Plan as of June 30, 2001, some of which amount was funded subsequent to June 30, 2001.

(12)
On October 2, 2003, we appointed Stuart F. Fleischer as our Chief Financial Officer. Mr. Gershen was named Executive Vice President of Financial Services and will continue to serve as our Treasurer.

(13)
For the fiscal years ended June 30, 2003 and 2002, a bonus of $54,600 and $30,000, respectively, was awarded to Mr. Gershen, but was paid subsequent to June 30, 2003 and 2002, respectively. For the fiscal year ended June 30, 2001, a $25,000 guaranteed bonus was paid to Mr. Gershen per his employment agreement after one year of service. An additional bonus of $30,000 was awarded to Mr. Gershen, but was paid subsequent to June 30, 2001.

(14)
Includes an option granted on August 1, 2003, to purchase 10,000 shares of common stock at an exercise price of $11.50, of which no shares were exercisable as of June 30, 2003 and October 31, 2003.

(15)
Includes an option granted on September 24, 2001, to purchase 10,000 shares of common stock at an exercise price of $4.00, of which 3,350 shares were exercisable as of June 30, 2003. As of October 31, 2003, 6,675 shares of such option were currently exercisable. Also includes an option awarded for the fiscal year ended June 30, 2002, but subsequently issued on August 1, 2002 to purchase 10,000 shares of common stock at an exercise price of $8.60, of which no shares were exercisable as of June 30, 2003. As of October 31, 2003, 3,340 shares of such option were currently exercisable.

(16)
Includes an option granted on February 20, 2001, to purchase 11,000 shares of common stock at an exercise price of $1.67, of which 7,335 shares were exercised in March 2002, and 3,665 shares were exercisable as of June 30, 2003 and October 31, 2003.

(17)
For the fiscal years ended June 30, 2003 and 2002, a bonus of $50,000 and $15,000, respectively, was awarded to Mr. Baskin, but was paid subsequent to June 30, 2003 and 2002, respectively. For the fiscal year ending June 30, 2001, reflects a $25,000 bonus awarded to Mr. Baskin; such amounts were paid to Mr. Baskin subsequent to June 30, 2001. Also reflects commissions paid pursuant to an employment agreement with us, which commission arrangement terminated on June 4, 2001 with the execution of a new employment agreement with us.

(18)
Represents payments under a bank loan collateralized by an automobile and life insurance premiums.

(19)
Includes an option granted on August 1, 2003, to purchase 20,000 shares of common stock at an exercise price of $11.50, of which no shares were exercisable as of June 30, 2003 and October 31, 2003.

(20)
Includes an option granted on August 10, 2001, to purchase 2,000 shares of common stock at an exercise price of $3.50, of which 670 shares were exercisable as of June 30, 2003. As of October 31, 2003, 1,335 shares of such option were currently exercisable. Also includes an option awarded for the fiscal year ended June 30, 2002, but subsequently issued on August 1, 2002 to purchase 20,000 shares of common stock at an exercise price of $8.60, of which no shares were exercisable as of June 30, 2003. As of October 31, 2003, 6,667 shares of such option were currently exercisable. Also includes an option granted on September 19, 2002, to purchase 5,000 shares of common stock at an exercise price of $8.15, of which no shares were exercisable as of June 30, 2003. As of October 31, 2003, 1,667 shares of such option were currently exercisable.

(21)
Includes an option granted on July 20, 2000, to purchase 40,000 shares of common stock at an exercise price of $4.00, of which 16,000 shares were exercisable as of June 30, 2003. As of October 31, 2003, 24,000 shares of such option were currently exercisable. Also includes an option granted on June 4, 2001, to purchase 15,000 shares of common stock at an exercise price of $4.00, of which 10,000 shares were exercisable as of June 30, 2003 and October 31, 2003.

(22)
For the fiscal years ended June 30, 2003 and 2002, a bonus of $40,000 and $16,000, respectively, was awarded to Ms. Hall, but was paid subsequent to June 30, 2003 and 2002, respectively.

(23)
Includes an option granted on August 1, 2003, to purchase 25,000 shares of common stock at an exercise price of $11.50, of which no shares were exercisable as of June 30, 2003 and October 31, 2003.

(24)
Includes an option granted on August 10, 2001, to purchase 2,000 shares of common stock at an exercise price of $3.50, of which 670 shares were exercisable as of June 30, 2003. As of October 31, 2003, 1,335 shares of such option were currently exercisable. Also includes an option granted on January 4, 2002 to purchase 5,000 shares of common stock at an exercise price of $12.61, of which 1,670 shares were exercisable as of June 30, 2003 and October 31, 2003. Also includes an option awarded for the fiscal year ended June 30, 2002, but subsequently issued on July 31, 2002, to purchase 30,000 shares of common stock at an exercise price of $8.55, of which no shares were exercisable as of June 30, 2003. As of October 31, 2003, 10,000 shares of such option were currently exercisable.

(25)
Includes an option granted on January 8, 2001, to purchase 10,000 shares of common stock at an exercise price of $5.00, of which 6,670 shares were exercisable as of June 30, 2003 and October 31, 2003.

(26)
For the fiscal year ended June 30, 2003, a bonus of $30,000 was awarded to Mr. McLaughlin, but was paid subsequent to June 30, 2003.

(27)
Includes a monthly car allowance.

(28)
Includes an option awarded for the fiscal year ended June 30, 2003, but subsequently issued on August 1, 2003, to purchase 15,000 shares of common stock at an exercise price of $11.50, of which no shares were exercisable as of June 30, 2003 and October 31, 2003.

(29)
Includes an option granted on January 29, 2003, to purchase 125,000 shares of common stock at an exercise price of $12.45, of which 20,833 shares were exercisable as of June 30, 2003 and October 31, 2003.

Option Grants in Last Fiscal Year Table

        The following table sets forth certain information concerning individual grants of stock options to the named executive officers during the fiscal year ended June 30, 2003:

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Share Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted		% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date	5% ($)	10% ($)
Bert E. Brodsky	—		—	—	—	—	—
James J. Bigl	—		—	—	—	—	—
David Gershen	10,000	(1)	2.5	8.60	8/01/07	23,760	52,504
Tery Baskin	20,000 5,000	(2) (3)	5.0 1.2	8.60 8.15	8/01/07 9/19/07	47,520 11,258	105,008 24,878
Agnes Hall	30,000	(4)	7.5	8.55	7/31/07	70,866	156,596
Patrick McLaughlin	—		—	—	—	—	—

(1)
Exercisable over a three year period to the extent of 3,340 shares of common stock in August 2003 and 3,330 shares of common stock in each of August 2004 and August 2005.

(2)
Exercisable over a three year period to the extent of 6,667 shares of common stock in each of August 2003 and August 2004 and 6,666 shares of common stock in August 2005.

(3)
Exercisable over a three year period to the extent of 1,667 shares of common stock in each of September 2003 and September 2004 and 1,666 shares of common stock in September 2005.

(4)
Exercisable over a three year period to the extent of 10,000 shares of common stock in each of July 2003, 2004, and 2005.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value Table

        The following table sets forth certain information concerning each stock option exercised during the fiscal year ended June 30, 2003 by each of the named executive officers and the value of unexercised options held by such officers at the end of the fiscal year ended June 30, 2003:

Name	Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options at June 30, 2003 (#) Exercisable/Unexercisable	Value of Unexercised In- the-Money Options at June 30, 2003 ($) Exercisable/Unexercisable
Bert E. Brodsky	200,000	1,328,000	100,000/200,000	731,000/1,462,000
James J. Bigl	0	0	53,665/423,665	141,788/51,040
David Gershen	0	0	42,015/16,650	189,917/39,748
Tery Baskin	0	0	26,670/55,330	127,686/167,905
Agnes Hall	0	0	9,010/37,990	14,792/31,010
Patrick McLaughlin	0	0	20,833/104,167	0/0

Employee Contracts, Termination of Employment and Change-in-Control Arrangements

        Employment Agreement with Bert E. Brodsky.    We entered into an employment agreement with Bert E. Brodsky effective July 1, 2002. This employment agreement superseded Mr. Brodsky's employment agreement dated July 1, 1999. Pursuant to this agreement, Mr. Brodsky agreed to serve as the executive chairman of our board at an annual base salary of $200,000, subject to adjustment by our compensation committee. As of August 1, 2003, Mr. Brodsky's annual salary was increased to $475,000 plus payment for nonaccountable expenses incurred in the performance of his duties in an amount of $10,000 per calendar quarter. The agreement had an initial term of one year, which automatically renewed for additional one-year terms and renews for additional terms thereafter. Each renewal term is subject to our right to terminate the agreement by giving not less than ninety days written notice to Mr. Brodsky. The agreement provides for certain fringe benefits payable to Mr. Brodsky, such as the use of an automobile. In addition, the agreement also provides for certain termination benefits payable to Mr. Brodsky, which depending upon the reason for termination, can equal up to one year of compensation. Mr. Brodsky may devote a portion of his time to business affairs unrelated to our business, provided that such activities do not prevent him from fulfilling his obligations under the agreement. The agreement does not quantify the amount of time that Mr. Brodsky must devote to our business. However, it was contemplated that Mr. Brodsky will devote a substantial portion of his time to our business. In addition, we will hold Mr. Brodsky harmless from any golden parachute tax imposed as a result of any of the payments made under the employment agreement and any stock option agreements with us. Furthermore, the employment agreement contains noncompetition and nonsolicitation provisions will be effective during the term of his employment and for two years after termination; however, the noncompetition covenant was superseded by the noncompetition covenant contained in the support agreement. On February 20, 2001, we granted Mr. Brodsky an incentive stock option to purchase 500,000 shares of common stock at $1.84, which was exercised as to 200,000 shares July 2002. Such option vests over a five year period commencing February 20, 2001 and expires on February 19, 2006. In connection with the Contemplated Transactions, Mr. Brodsky has agreed to amend his employment agreement to reduce his severance payment to $357,000 and to defer our obligation to pay him that amount until the later of July 1, 2004 or the closing date of the Contemplated Transactions. This amendment would cease to be effective if the closing of the Contemplated Transactions does not occur by June 30, 2004.

        In January 2000, our board of directors authorized the payment to Mr. Brodsky of a bonus in the amount of $120,000. Such bonus was payable in equal monthly installments of $10,000. These amounts accrued monthly through June 30, 2002 and were paid to Mr. Brodsky in July 2003. In July 2003, our board of directors authorized the payment to Mr. Brodsky of a bonus in the amount of $382,500 related to our 2003 fiscal year.

        Employment Agreement with James J. Bigl.    We entered into an employment agreement with James J. Bigl effective June 12, 2000. As amended, the term of the employment agreement will expire on October 1, 2006. Pursuant to the agreement, Mr. Bigl initially agreed to serve as our president at an annual base salary of $188,000, subject to adjustment by our Compensation Committee. Pursuant to this agreement, Mr. Bigl is entitled to (x) participation in the bonus pool for senior executives and (y) payment for nonitemized expenses incurred in the performance of his duties in an amount of $12,000 per year. The agreement also provides for certain termination benefits, which depending upon the reason for termination, can equal up to two years of salary and bonus (based upon the trailing 12 months actual amounts received). In the event of a change of control, Mr. Bigl is entitled to receive a transaction bonus of up to 200% of his current base salary and most recently paid annual bonus. The employment agreement also contains a perpetual confidentiality provision, and noncompetition and nonsolicitation provisions effective during the term of his employment and for a period of two and three years thereafter, respectively. In addition, we agreed to hold Mr. Bigl harmless from any golden parachute tax imposed as a result of any of the payments made under the employment agreement and any stock option agreements with us. In connection with the employment agreement, we granted to Mr. Bigl an incentive stock option to purchase 100,000 shares of common stock at $4.00 per share. Such option vests over a three year period commencing on June 12, 2001 and expires on June 12, 2005. On February 20, 2001, Mr. Bigl was granted an incentive stock option to purchase 11,000 shares at $1.67 per share. Such option vests over a three year period commencing February 20, 2001 and expires on February 19, 2006. On June 12, 2001, we granted Mr. Bigl an additional incentive stock option to purchase 20,000 shares of common stock at $3.00 per share. Such option vests over a three year period commencing June 12, 2002 and expires on June 11, 2007. Effective June 1, 2002, Mr. Bigl was promoted to our Chief Executive Officer and elected to our board of directors and his salary was increased to $263,000 per year. At that time, we granted Mr. Bigl an incentive stock option, effective April 30, 2002, to purchase 100,000 shares of common stock at $9.00 per share. Such option vests over a three year period commencing April 30, 2003 and expires on April 11, 2007. On June 26, 2002, we granted Mr. Bigl an incentive stock option to purchase 350,000 shares of common stock at $9.45 per share. Such option vests over an eight year period commencing June 26, 2008 and expires on June 26, 2012. On June 12, 2003, we increased the annual compensation paid to Mr. Bigl to $325,000 and effective as of July 1, 2003, the Company will pay Mr. Bigl $10,000 per calendar quarter for non-accountable expenses. On July 22, 2003, we granted Mr. Bigl an incentive stock option to purchase 50,000 shares of common stock at $10.47 per share. Such option vests over a three year period commencing July 22, 2004 and expires on July 22, 2013.

        In connection with the Contemplated Transactions, we amended Mr. Bigl's employment agreement to provide: (a) that a change of control will not have been deemed to have occurred under his employment agreement solely as a result of the closing of the Contemplated Transactions and therefore Mr. Bigl will not be entitled to certain transaction bonus payments under his employment agreement and (b) that the noncompetition and nonsolicitation provisions effective during the term of his employment and for a period of three years thereafter. Mr. Bigl is entitled to receive a transaction bonus in the amount of $500,000 under his employment agreement at the closing of the Contemplated Transactions. Mr. Bigl has agreed to use $250,000 of his transaction bonus to purchase additional shares of our common stock during the period beginning on the day after the closing of the Contemplated Transactions and ending on the one-month anniversary date of our next subsequent earnings release. In addition, Mr. Bigl will only be able to sell such additional shares of our common stock purchased with his transaction bonus as and when New Mountain Partners sells series A preferred stock or common stock that it holds. On the closing date of the Contemplated Transactions, existing unvested options held by Mr. Bigl will become fully vested; provided, however, that certain of these options cannot be exercised until a future date. To the extent that Mr. Bigl's employment agreement is terminated by us within eighteen months following the closing of the Contemplated Transactions, we will pay Mr. Bigl a lump sum cash payment equal to $624,000; provided, however, that if such termination is either by us without cause or by Mr. Bigl for good reason, the lump sum payment will be increased to $874,000.

        Employment Agreement with David Gershen.    We entered into an employment agreement with David Gershen effective May 1, 2000 for an initial one-year term, which automatically renewed for additional one-year terms and renews for additional terms thereafter. Pursuant to the agreement, Mr. Gershen agreed to serve as chief financial officer and treasurer at an annual base salary of $150,000, subject to adjustment, in addition to the ability to participate in the bonus pool for senior executives. The agreement also provides for certain termination benefits, which, depending upon the reason for termination, can equal up to one year of salary. In the event of a change of control, Mr. Gershen is entitled to receive a transaction bonus of up to 100% of his current base salary. In connection with the Contemplated Transactions, Mr. Gershen is entitled to receive a total transaction bonus in the amount of $205,000 under his employment agreement payable in two installments, the first upon the closing of the Contemplated Transactions and the second on the earlier of (x) the six month anniversary of the closing of the Contemplated Transactions and (y) the effective date of the termination of his employment with us for a reason other than cause (as such term is defined in his employment agreement). Mr. Gerhsen has agreed to use 30% of his aggregate transaction bonus when paid, less any income taxes payable, to purchase additional shares of our common stock during the period beginning on the day after the closing of the Contemplated Transactions and ending on the one-month anniversary date of our next subsequent earnings release. The employment agreement also contains a perpetual confidentiality provision, noncompetition and noninterference provisions effective during the term of his employment and for a period of one year after the severance period, and a nonsolicitation provision effective during the term of his employment and for a period of three years after the severance period. In connection with the employment agreement, we granted to Mr. Gershen an incentive stock option to purchase 35,000 shares of common stock at $5.00 per share. Such option vests over a three year period commencing on May 1, 2001. The option expires on May 1, 2005. On February 20, 2001, Mr. Gershen was granted an incentive stock option to purchase 11,000 shares at $1.67 per share. Such option vests over a three year period commencing February 20, 2001 and expires on February 19, 2006. On September 24, 2001, we granted an incentive stock option to purchase 10,000 shares of common stock at $4.00 per share. The option vests over a three year period commencing September 24, 2002 and expires on September 24, 2006. On August 1, 2002, we granted an incentive stock option to purchase 10,000 shares at $8.60 per share. Such option vests over a three year period commencing August 1, 2003 and expires on August 1, 2007. On August 1, 2003, Mr. Gershen's annual base salary was increased to $205,000 and we granted an incentive stock option to purchase 10,000 shares at $11.50 per share. Such option vests over a three year period commencing August 1, 2004 and expires on August 1, 2008. Upon the closing of the Contemplated Transactions, options granted to Mr. Gershen covering 19,985 shares of common stock will accelerate and become fully vested and immediately exercisable.

        Employment Agreement with Tery Baskin.    We entered into an employment agreement with Tery Baskin effective June 4, 2001 for an initial one-year term, which superceded his prior employment agreement with us and is terminable on 30 days prior written notice by us or him, and provides that Mr. Baskin will serve as our chief operating officer at an annual base salary of $150,000, in addition to the ability to participate in the bonus pool for senior executives. Furthermore, the agreement provides that we will provide Mr. Baskin with an automobile. In the event of a change of control, Mr. Baskin is entitled to receive a transaction bonus of up to 100% of his current base salary. In connection with the Contemplated Transactions, Mr. Baskin is entitled to receive a total transaction bonus in the amount of $190,000 under his employment agreement payable in two installments, the first upon the closing of the Contemplated Transactions and the second on the earlier of (x) the six month anniversary of the closing of the Contemplated Transactions and (y) the effective date of the termination of his employment with us for a reason other than cause (as such term is defined in his employment agreement). Mr. Baskin has agreed to use 50% of his aggregate transaction bonus when paid, less any income taxes payable, to purchase additional shares of our common stock during the period beginning on the day after the closing of the Contemplated Transactions and ending on the one-month anniversary date of our next subsequent earnings release. The employment agreement also contains a perpetual confidentiality provision, noncompetition and noninterference provisions effective during the term of his employment and for a period of eighteen months after the severance period, and a nonsolicitation provision effective during the term of his employment and for a period of three years after the severance period. In addition, the agreement provides for certain termination benefits, which, depending upon the reason for termination, can equal up to six months salary. In connection with the employment agreement, we granted to Mr. Baskin incentive stock options to purchase 15,000 shares of common stock at $4.00 per share. Such option vests over a three year period commencing June 4, 2002 and expires on June 4, 2006. On July 20, 2000, we granted to Mr. Baskin incentive stock options to purchase 40,000 shares of common stock at $4.00 per share. Such stock option vests over a five year period commencing July 20, 2001 and expires on July 20, 2006. On August 10, 2001, we granted to Mr. Baskin incentive stock options to purchase 2,000 shares of common stock at $3.50 per share. Such option vests over a three year period commencing August 10, 2002 and expires on August 10, 2006. On August 1, 2002, we granted to Mr. Baskin incentive stock options to purchase 20,000 shares of common stock at $8.60 per share. Such option vests over a three year period commencing August 1, 2003 and expires on August 1, 2007. On September 19, 2002, we granted to Mr. Baskin incentive stock options to purchase 5,000 shares of common stock at $8.15 per share. Such option vests over a three year period commencing September 19, 2003 and expires on September 19, 2007. On August 1, 2003, we granted Mr. Baskin incentive stock options to purchase 20,000 shares of common stock at $11.50 per share. Such option vests over a three year period commencing August 1, 2004 and expires on August 1, 2008. Upon the closing of the Contemplated Transactions, options granted to Mr. Baskin covering 58,331 shares of common stock will accelerate and become fully vested and immediately exercisable. Effective April 2003, Mr. Baskin's title was changed to

Chief Marketing Officer and on August 1, 2003, Mr. Baskin's annual base salary was increased to $190,000.

        Employment Agreement with Agnes Hall.    Effective as of November 20, 2002, we entered into an employment agreement with Agnes Hall to serve as our chief information officer. The term of the agreement extends through November 20, 2003, which automatically renewed for an additional one-year term and automatically renews for successive one-year terms thereafter. Ms. Hall is entitled to receive an annual base salary of $190,000, subject to increase, and an annual bonus payable in accordance with our management bonus plan. In the event of a change of control, Ms. Hall is entitled to receive a transaction bonus of 100% of her current base salary. In connection with the Contemplated Transactions, Ms. Hall is entitled to receive a total transaction bonus in the amount of $190,000 under her employment agreement payable in two installments, the first upon the closing of the Contemplated Transactions and the second on the earlier of (x) the six month anniversary of the closing of the Contemplated Transactions and (y) the effective date of the termination of her employment with us for a reason other than cause (as such term is defined in her employment agreement). Ms. Hall has agreed to use 50% of her aggregate transaction bonus when paid, less any income taxes payable, to purchase additional shares of our common stock during the period beginning on the day after the closing of the Contemplated Transactions and ending on the one-month anniversary date of our next subsequent earnings release. In the event the employment agreement is terminated by us for any reason other than (1) for cause, (2) as a result of Ms. Hall's resignation, or (3) as a result of the death or permanent disability of Ms. Hall, Ms. Hall is entitled to receive a severance amount equal to her current base salary and benefits for a six month period. Furthermore, the employment agreement contains a perpetual confidentiality provision, and noncompetition and non-solicitation provisions effective during the term of her employment and for one and two years, respectively, after her employment has terminated. On January 8, 2001, we granted Ms. Hall an incentive stock option to purchase 10,000 shares of common stock at $5.00 per share. Such option vests over a three year period commencing January 8, 2002 and expires on January 8, 2006. On August 10, 2001, we granted Ms. Hall an incentive stock option to purchase 2,000 shares of common stock at $3.50 per share. Such option vests over a three year period commencing August 10, 2002 and expires on August 10, 2006. On December 4, 2002 we granted Ms. Hall an incentive stock option to purchase 5,000 shares of common stock at $12.61 per share. Such option vests over a three year period commencing January 4, 2002 and expires on January 4, 2007. On July 31, 2002, we granted Ms. Hall an incentive stock option to purchase 30,000 shares of common stock at $8.55 per share. Such option vests over a three year period commencing July 31, 2003 and expires on July 31, 2007. On August 1, 2003, we granted Ms. Hall an incentive stock option to purchase 25,000 shares of common stock at $11.50 per share. Such option vests over a three year period commencing August 1, 2004 and expires on August 1, 2008. Upon closing of the Contemplated Transactions, options granted to Ms. Hall covering 47,330 shares of common stock will accelerate and become fully vested and immediately exercisable.

        Employment Agreement with Patrick McLaughlin.    Effective as of January 29, 2002, we entered into an employment agreement with Patrick McLaughlin to serve as our Executive Vice President of Managed Care. The term of this agreement extends through April 2004. Mr. McLaughlin is entitled to receive an annual base salary of $140,000, subject to increase, and an annual bonus payable in accordance with our management bonus plan. Effective April 2003, Mr. McLaughlin's title was changed to president of our pharmacy benefit management division. In the event the employment agreement is terminated by us (x) prior to Mr. McLaughlin's second year anniversary for any reason other than (A) for cause, or (B) as a result of the death or permanent disability of Mr. McLaughlin, or (y) as a result of Mr. McLaughlin's resignation following an uncured material breach of our obligations under this agreement, Mr. McLaughlin is entitled to receive a severance amount equal to his current base salary and benefits for a six month period. In addition, we pay Mr. McLaughlin a monthly car allowance. Furthermore, the employment agreement contains a perpetual confidentiality provision, and noncompetition and nonsolicitation provisions effective during the term of his employment and for one and two years, respectively, after his employment has terminated. On January 29, 2002, we granted Mr. McLaughlin an incentive stock option to purchase 125,000 shares of common stock at $12.45 per share. Such option vests in accordance to the contingent payment terms of the Asset Purchase Agreement dated January 29, 2002 with Health Solutions Ltd., HSL Acquisition Corp., and the other persons named therein (See "Item 1—Description of Business—Recent Acquisitions and Developments" in our Annual Report on Form 10-K for the fiscal year ended June 30, 2003) and otherwise over a nine year period and expires on January 28, 2012. On August 1, 2003, Mr. McLaughlin's annual base salary was increased to $175,000 and we granted Mr. McLaughlin an incentive stock option to purchase 15,000 shares of common stock at $11.50 per share. Such option vests over a three year period commencing August 1, 2004 and expires on August 1, 2008. Upon closing of the Contemplated Transactions, options granted to Mr. McLaughlin covering 47,330 shares of common stock will accelerate and become fully vested and immediately excisable.

        All of the stock option agreements between us and our named executive officers have contractual language to the effect that all unvested options would become immediately exercisable upon a change of control.

Legal Proceedings

        There are no legal proceedings to which any of our directors, officers or affiliates, any owner of record or beneficially of more than five percent of our common stock, or any associate of any such director, officer, affiliate, or security holder is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

COMPARATIVE STOCK PERFORMANCE

        The following graph shows a comparison of cumulative total stockholder return, calculated on a dividend reinvested basis, for us, the Nasdaq Stock Market (U.S.) Index and the Media General Health Services Index (No. 337) (the "MG Group Index"). The graph assumes $100 was invested in each of our common stock, the Nasdaq Stock Market (U.S.) Index and the MG Group Index on July 28, 1999. Data points on the graph are quarterly as of June 30, 2003. Note that historic stock price performance is not necessarily indicative of future stock performance.

COMPARISON OF 47 MONTH CUMULATIVE TOTAL RETURN*
AMONG NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.,
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE MG GROUP INDEX

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Relationship with Sandata Technologies, Inc.

        We have historically entered into various verbal and written agreements, with Sandata Technologies, Inc. ("Sandata") and its wholly owned subsidiaries. Mr. Brodsky is the Chairman of the Board, Treasurer and principal stockholder of Sandata. The majority of the services were related to database and operating system support, hardware leasing, maintenance and related administrative services. We purchased services from Sandata, and its subsidiaries, on an as needed basis at negotiated hourly or monthly rates. We have evaluated the services that Sandata has performed for us in the past, and have brought most of those services in-house by hiring employees with the needed skills.

        During the fiscal years ended June 30, 2001, 2002, and 2003 we incurred fees to Sandata, or its subsidiaries, in the aggregate amounts of approximately $3,612,000, $1,097,000, and $66,000 respectively.

        As of June 30, 2001, Sandata owed us $503,958 pursuant to a promissory note, dated May 31, 2000, in the original principal amount of $500,000 plus interest at the rate of 9 1/2%; interest on such note was payable quarterly and such note was paid in full on May 31, 2001. On June 9, 2001, Sandata issued us a promissory note to us in the principal amount of $500,000, with interest at the rate of 7%, which was to have been due on June 8, 2002. The Note was paid in full on August 15, 2001.

Our Relationship with Medical Arts Office Services, Inc.

        Medical Arts Office Services, Inc. of which Mr. Brodsky is the sole stockholder, is an affiliate of ours. Medical Arts Office Services provides us with certain legal, human resources, accounting and administrative services (including payroll processing) pursuant to a verbal agreement, terminable at will by either party. During the fiscal year ended June 30, 2003, the total payments made by us to Medical Arts were approximately $216,601, of which $66,560 was paid for legal services and $150,041 was paid for human resources and administrative services. Management believes that the hourly rates charged by Medical Arts are as fair to us as those that could be obtained from an unaffiliated third party, although no independent fee quotes have been obtained. In connection with the Contemplated Transactions, on October 23, 2003 we entered into a written agreement with Medical Arts Office Services to provide the same services under the same terms and conditions that had been agreed to under the verbal agreement, which is scheduled to expire on April 23, 2005, but is terminable by us for any reason upon thirty days written notice.

Our Relationship with P.W. Capital, LLC

        We lease a two family house in Port Washington, New York (near our offices) from P.W. Capital, LLC, of which Muriel Brodsky, the wife of the chairman of our board of directors is the sole stockholder, and Mr. Brodsky is the president. We use these properties for out-of-town employees. We evaluated the cost of hotels for these individuals and determined it was more cost efficient to rent the house at a monthly rate of $5,500 plus escalations. During the fiscal year ended June 30, 2003, we paid P.W. Capital, LLC $66,000 in rent for this facility. We also lease three cars from P.W. Capital, LLC for which we paid $29,059 during the fiscal year ended June 30, 2003.

Our Relationship with Mediclaim, Inc.

        In August 2001, we entered into a sale-leaseback operating lease of certain fixed assets (principally computer hardware and externally developed software) with Mediclaim, Inc., of which our vice chairman, Gerald Shapiro, is chairman and treasurer. Upon expiration or termination of the lease, we have no right to acquire the leased assets. The sale price for the leased assets was $1.32 million. The lease expires on October 31, 2004. Monthly payments of $37,025.09 ($444,301 per year) are made directly to Mediclaim's bank.

Our Relationship with E-data Corp.

        In the past, we sublet a room in a house that we lease from P.W. Capital, LLC in Port Washington, New York to E-data Corp., of which Mr. Brodsky is chief executive officer and chairman of the board of directors. We have since terminated the sublease to E-data Corp. However, as of December 31, 2003, E-data Corp. owes us 14 months of rental payments in the aggregate amount of $19,600. E-data Corp. has informed us that they intend to pay us in the near future the overdue rental payments in full.

Real Estate

        We currently occupy approximately 26,500 square feet of office space at 26 Harbor Park Drive, Port Washington, NY 11050 (the "Leased Premises"). We sublease the Leased Premises from BFS Realty, LLC ("BFS Realty"). Our chairman of the board, Bert E. Brodsky, is the operating manager of BFS Realty. BFS Realty leases the Leased Premises from the Nassau County Industrial Development Agency, pursuant to a lease which was entered into by the agency and BFS Realty in July 1994, and which expires in March 2005. BFS Realty has the right to become the owner of the Leased Premises upon expiration of the lease for a purchase price of $1. BFS Realty subleases a portion of the Leased Premises to us (the "Lease"). As of November 1, 2001, we and BFS Realty amended the Lease. The Lease provides that, effective August 1, 2001, the rent payable by us will be an aggregate annual rent of $308,000 with annual rent increases, plus expenses related to real estate taxes, and utilities. On October 23, 2003, we and BFS Realty amended the Lease again for us to occupy 34,270 square feet of office space, effective the later of January 1, 2004 or when the space is available for occupancy. The rent will be $531,308 per annum, plus expenses related to real estate taxes, and utilities with annual rent increases based on the Consumer Price Index plus 2.5% subject to a maximum annual cap of 3.5%. The Lease expires on December 31, 2013 subject to our early termination right in which we can terminate the Lease effective on December 31, 2008, upon 60 days prior written notice, delivered subsequent to January 1, 2008, but before, December 31, 2008. Rent paid to BFS Realty for the fiscal year ended June 30, 2003 was $321,102 plus $12,000 for additional storage space. Leasehold improvements made to this space during the years ended June 30, 2002 and 2003 were approximately $60,000 and $1,000 respectively.

        Pursuant to a lease dated August 10, 1998 and expiring on August 31, 2005, we occupy approximately 1,500 square feet at 63 Manorhaven Boulevard, Port Washington, New York, which is used as office storage space. The landlord for these premises is 61 Manorhaven Boulevard, LLC, of which our Chairman is the sole member. The current monthly rent is $1,914 per month. The annual rent increases by 5% per year. Additional rent, in the form of certain expenses, is also payable. The total rent paid during the fiscal year ended June 30, 2003 was $21,836.

        We entered into two leases with Living in Style, LLC, an entity owned by three of our executive officers, Agnes Hall, Tery Baskin and James J. Bigl. In connection with the acquisition of Centrus, which we completed in January 2002, additional "hotel" space was required for the use of our out-of-town employees in lieu of renting multiple hotel rooms. Therefore, we entered into these two leases (in addition to our lease with P.W. Capital, LLC) to rent two additional houses. These leases expire on April 30, 2007. The total rent paid during the fiscal year ended June 30, 2003 was $127,050. In connection with the Contemplated Transactions, we amended our leases with Living in Style, LLC on October 30, 2003, to provide for the termination of such leases by us with the greater of six months' notice or the period of time equal to 50% of the remaining terms of such leases.

        We believe each of the related transactions described above in this section "Certain Relationships and Related Transactions" was negotiated on terms as favorable in the aggregate as could have been obtained from unrelated third parties.

Indebtedness of Management

        From time to time, Mr. Brodsky and certain of his affiliates and other of our officers, directors and affiliates have borrowed funds from us. The following table describes certain information relating to such indebtedness.

Debtor	Largest Aggregate Amount Owed by Debtor During Fiscal Year Ended June 30, 2003	Debt Owed As Of September 30, 2003
P.W. Capital, LLC(1)	$3,781,678	0
James J. Bigl(2)	107,531	0

(1)
On June 1, 1998, we assigned indebtedness from certain persons and entities, including Mr. Brodsky, aggregating $1,636,785 to P.W. Capital, LLC, a company affiliated with Mr. Brodsky. P.W. Capital executed a demand promissory note payable to us in the principal amount of $4,254,785, reflecting the assigned debt and amounts then owed by P.W. Capital to us. Mr. Brodsky simultaneously executed an unconditional guaranty in favor of Health Card for the full and prompt payment to Health Card of all amounts payable under the P.W. Capital note. Such note was secured by 1,022,757 shares of common stock and was without recourse to the maker. The note was replaced by a new non-recourse promissory note dated July 31, 2000, in the amount of $3,890,940, with interest at the rate of 8 1/2% per annum. Such note was payable in annual installments of $400,000 consisting of principal and interest on each of the first and second anniversary date with the total remaining balance of principal and interest due and payable on July 31, 2003. The note was collateralized by 1,000,000 shares of common stock. The two $400,000 payments due under the note as of July 31, 2001 and 2002 were satisfied by offsetting an equal amount owed to Mr. Brodsky by us under the Brodsky Employment Agreement. Effective July 31, 2001, the interest rate on the note was changed to the prime rate in effect from time to time. The balance of the note, including accrued interest, was paid in full on July 31, 2003. The note was satisfied through a combination of monies owed by us to Mr. Brodsky and a cash payment made by P.W. Capital to us.

(2)
On February 8, 2001, Mr. Bigl entered into a Promissory Note in the amount of $34,000 as evidence of the loan by us to him. On April 12, 2002, the Promissory Note was amended and we agreed to increase the loan to $100,000. The loan bore interest at 8%, and was due on April 25, 2003. The interest rate was lowered effective July 1, 2002 to the rate at which we borrow money. Mr. Bigl's repayment obligation under the Promissory Note has been satisfied through a set-off from the bonus paid to Mr. Bigl in July 2003, as part of his annual compensation, against the amount that was otherwise payable by Mr. Bigl under the Promissory Note, including accrued interest.

PROPOSAL 4—APPROVAL OF AMENDMENT TO OUR 1999 STOCK OPTION PLAN

        On October 29, 2003, our board of directors unanimously adopted, subject to stockholder approval, an amendment to our 1999 Stock Option Plan, as amended (the "Plan"), which would: (a) increase the number of shares of common stock available for issuance pursuant to the Plan by 2,000,000, from 2,850,000 to 4,850,000 and (b) limit the number of shares of common stock with respect to which options and stock appreciation rights may be granted under the Plan during any fiscal year to any employee to 600,000. Our board of directors believes that approval of the amendment will serve our best interests and the best interests of our stockholders.

        On October 27, 2003, 2,390,129 shares of common stock were subject to outstanding options under the Plan and 33,604 shares remained available for future awards under the Plan. Our board of directors believes that, without the proposed increase in shares, there will be insufficient shares available for the effective use of the Plan in the future. Our stockholders previously approved an increase in the number of shares available for issuance under the Plan from 1,650,00 to 2,850,000 on January 24, 2002.

        The proposed limitation on the number of shares with respect to which options and stock appreciation rights may be granted under the Plan to any employee during any fiscal year will enable compensation derived from certain awards under the Plan to qualify for the performance-based compensation exception to the $1,000,000 deduction limitation on taxable year compensation paid to our chief executive officer and our four other most highly compensated executive officers under Section 162(m) of the Code.

Summary of the Plan

        The following summarizes the material features of the Plan, including the proposed amendment. Because it is not a complete description of all of the terms and conditions of the Plan, the summary is qualified in its entirety by the full text of the Plan, which is set forth in Appendix G (with the text of the proposed amendment set forth in bold faced type) and is incorporated into this proxy statement by reference. We urge all stockholders to read the entire plan carefully.

        Purpose.    The purpose of the Plan is to advance our interests by encouraging and enabling eligible employees, non-employee directors, consultants and advisors, upon whose judgment, initiative and effort we are largely dependent for the successful conduct of our business, to acquire and retain a proprietary interest in us through ownership of our common stock.

        Administration.    The Plan provides for its administration by our board of directors or by a committee thereof appointed by our board. Currently, our Compensation Committee has been appointed as the Committee (the "Committee"). Our board of directors or the Committee has authority (subject to certain restrictions) to select, from the group of eligible employees, non-employee directors, consultants and advisors, the persons to whom options will be granted, and to determine the times at which, and the exercise price for which, options will be granted. Our board of directors or the Committee is authorized, to interpret the Plan and the interpretation and construction by our board of directors or the Committee of any provision of the Plan or of any option granted thereunder will be final and conclusive.

        Available Shares.    The maximum number of shares of common stock which may be issued pursuant to the Plan is 2,850,000. If this Proposal 4 is approved by our stockholders this number will be increased by 2,000,000 to an aggregate of 4,850,000. In the event any option granted under the Plan expires or is terminated for any reason without having been exercised in full, the unpurchased shares subject thereto will again be available for issuance under the Plan. Also, if this Proposal 4 is approved, the number of shares with respect to which options and stock appreciation rights may be granted under the Plan to any employee during any fiscal year will be limited to 600,000. Currently, the Plan does not contain such a limitation. The closing price of our common stock, as reported by the Nasdaq Market was, $22.45 on November 25, 2003.

        Type of Options.    Options that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Stock Options"), and options that do not so qualify ("Nonstatutory Stock Options") may be granted under the Plan. The United States federal income tax consequences relating to the grant and exercise of Incentive Stock Options and Nonstatutory Stock Options are described below under "United States Federal Income Tax Consequences."

        Eligibility.    Subject to certain limitations contained in the Plan, options to purchase shares may be granted to persons who, in the case of Incentive Stock Options, are employees of either us or any of our subsidiaries or, in the case of Nonstatutory Stock Options, are our non-employee directors, or consultants or advisors to, either us or any of our subsidiaries. As of November 21, 2003, we had seven directors, and we and our subsidiaries had approximately 306 employees and 2 consultants.

        Exercise Price.    The exercise price per share of an Incentive Stock Option may not be less than the fair market value (as such term is defined in the Plan) of a share of common stock on the date of grant. In addition, in the case of an Incentive Stock Option to an employee who owns more than 10% of the total combined voting power of all classes of our stock or the stock of a subsidiary corporation of ours (a "10% Stockholder"), the exercise price of the shares may not be less than 110% of the fair market value of the common stock on the date of grant. The exercise price per share of a Nonstatutory Stock Option will be determined by our board of directors or the Committee, in its sole discretion, at the time of grant and may be less than, equal to or greater than the fair market value of the common stock at such time. To the extent permitted by the Plan and applicable law, the exercise price of an option may be paid in cash or check, with previously acquired shares of our common stock and, if permitted by our board of directors or the Committee, with a promissory note made payable to us.

        Duration and Exercise of Options.    No Incentive Stock Option will be exercisable after the expiration of ten years from the date of its grant or, in the case of an Incentive Stock Option granted to a 10% Stockholder, five years. Nonstatutory Stock Options may be of such duration as will be determined by our board of directors or the Committee. An option holder's right to exercise options granted under the Plan will be subject to such conditions on exercise, including that such option holder remain in employment or other service with us or a subsidiary corporation of ours for a stated period of time, as our board of directors or the Committee may impose.

        Reload Feature.    Our board of directors or the Committee may grant options with a reload feature. A reload feature will only apply when the exercise price is paid by delivery of shares of our common stock. The stock option agreement for options containing the reload feature will provide that the option holder will receive, contemporaneously with the payment of the option price in common stock, a reload stock option to purchase that number of shares of common stock equal to the sum of the number of shares of common stock used to exercise the option, and with respect to Nonstatutory Stock Options, the number of shares of common stock used to satisfy any tax withholding requirement incident to the exercise of such Nonstatutory Stock Options.

        Stock Appreciation Rights.    Stock appreciation rights may be granted concurrently with, or subsequent to, stock options granted under the Plan. Upon the exercise of a stock appreciation right, in lieu of exercising the related option a holder will be entitled, in the sole determination of our board of directors or the Committee, to receive an amount in cash, shares of common stock, or a combination thereof, equal in value to the excess of the fair market value of a share of common stock on the date of exercise over the related option exercise price per share of common stock.

        Transferability.    Options granted under the Plan are not transferable otherwise than by will or the laws of descent and distribution and such options are exercisable, during a holder's lifetime, only by the optionee.

        Death, Disability or Termination of Employment.    Unless an option holder's option agreement provides otherwise, (a) if the employment or other service of an option holder is terminated for cause or voluntarily by the option holder, any options held by such persons will terminate immediately and (b) if the employment or other service of an option holder is terminated for any other reason, than any portion of such option that is exercisable on the date of such termination may be exercised at any time within three months after such termination (but not beyond the stated term thereof) and any portion that is not exercisable on the date of such termination will immediately terminate. If, however, the option holder's termination is due to death or disability, or such option holder dies within three months after the termination of his employment or other service (other than voluntarily or for cause), then, unless an option holder's option agreement provides otherwise, any portion of such option that is exercisable on the date of termination may be exercised at any time within one year after such termination (but not beyond the stated term thereof) and any portion that is not exercisable on the date of termination will immediately terminate.

        Amendment and Termination.    The Plan (but not options previously granted thereunder) will terminate on February 8, 2009, ten years from the date that it was adopted by our board of directors. Subject to certain limitations, the Plan may be amended or modified from time to time, or terminated at an earlier date, by our board of directors, or if stockholder approval is obtained; provided, however, that stockholder approval is required for our board of directors to increase the maximum number of shares available for issuance under the Plan.

Amended Plan Benefits

        Participant's awards under the Plan, if any, will be determined at the discretion of our board of directors or the Committee and therefore cannot be calculated. As a result, we cannot determine the number or type of awards that will be granted under the Plan to participants in the future.

        The following table sets forth the aggregate number of options granted to the persons and groups listed below, as of October 31, 2003, pursuant to the Plan since the inception of the Plan:

Name and Position	Number of Shares Underlying Options Granted under the Plan
Bert E. Brodsky Chairman of the Board and Director	500,000
Gerald Shapiro Vice Chairman and Director	11,000
James J. Bigl President, Chief Executive Officer and Director	631,000
Stuart F. Fleischer Chief Financial Officer	80,000
David Gershen Executive Vice President of Financial Services and Treasurer	76,000
Tery Baskin Chief Marketing Officer	102,000
Agnes Hall Chief Information Officer	72,000
Patrick McLaughlin President PBM Services	140,000
Gerald Angowitz Director and Nominee	42,000
Kenneth J. Daley Director and Nominee	42,000
Ronald L. Fish Director	32,000
Paul Konigsberg Director	32,000
All current executive officers as a group (7 persons)	1,601,000
All current directors who are not executive officers (including nominees) as a group (5 persons)	159,000
All employees who are not executive officers as a group (309 persons)	1,040,646

Equity Compensation Plan Information

        The following table provides information about the securities authorized for issuance under our equity compensation plans as of June 30, 2003.

	Number of Securities to be issued upon exercise of outstanding options, warrants, and rights(1)	Weighted-average price of outstanding options, warrants and rights	Number of Securities remaining available for future issuance under equity compensation plans (2) (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity Compensation Plans approved by security holders	2,168,890	$7.74	1,184,867
Equity Compensation Plans not approved by security holders	—	—	—

(1)
Reflects aggregate option outstanding under the Plan.

(2)
Includes securities remaining available for issuance under the Plan (other than the additional 2,000,000 shares covered by Proposal 4) and our Restricted Stock Plan.

United States Federal Income Tax Consequences

        The holder of a Nonstatutory Stock Option will not recognize taxable income upon the grant of the option. In general, the holder of a Nonstatutory Stock Option will recognize ordinary income upon the exercise of the option in an amount equal to the excess of the fair market value of the shares of common stock with respect to which the option is exercised at such time over the aggregate exercise price of such shares (i.e., the option spread). We generally will receive a corresponding tax deduction at such time, subject to Section 162(m) of the Code (as described below). Upon a later sale of the common stock, the option holder will recognize capital gain or loss equal to the difference between the sale price and the sum of the exercise price plus the amount of ordinary income recognized on the date of exercise.

        The holder of an Incentive Stock Option will not recognize taxable income upon the grant or exercise of the option (although, upon exercise, the option spread is includable as income for purposes of the alternative minimum tax). If the common stock acquired upon exercise of an Incentive Stock Option is sold or otherwise disposed of within two years from the grant date or within one year from the exercise date, then, in general, any gain realized on the sale is treated as ordinary income to the extent of the ordinary income that would have been recognized upon exercise if the option had been a Nonstatutory Stock Option and we will generally receive a corresponding deduction. Any remaining gain is treated as capital gain.

        If the common stock acquired pursuant to the exercise of an Incentive Stock Option is held for at least two years from the grant date and one year from the exercise date and the optionee is employed by us or a subsidiary of ours at all times beginning on the grant date and ending on the date three months (or, in the case of disability, one year) prior to the exercise date, then all gain or loss realized upon the sale of the common stock acquired upon exercise of the Incentive Stock Option will be capital gain or loss and we will not be entitled to a deduction. A special basis adjustment applies to reduce the gain for alternative minimum tax purposes.

        Section 162(m) of the Code generally denies us a deduction for federal income tax purposes for compensation paid in excess of $1,000,000 to each of our chief executive officer and our four other most highly compensated executive officers, unless that compensation qualifies as performance based compensation. Although the amendment to the Plan has been designed so that compensation attributable to the exercise of certain Nonstatutory Stock Options and stock appreciation rights will qualify for the exception for performance based compensation to the deduction limitation, it is possible that, in certain instances, remuneration attributable to awards granted under the Plan (as amended by this Proposal 4) will not be deductible by us by virtue of Section 162(m) of the Code.

        Rules covering the taxation of stock options are complex and subject to change. The preceding summary is only a summary of the basic United States federal income tax consequences with respect to options granted under the Plan, based upon management's understanding of existing United States federal income tax laws. Participants are urged to consult with their own tax advisors regarding the specific tax consequences associated with their participation in the Plan.

Required Vote

        Approval of the amendment to the Plan requires the affirmative vote of the holders of a majority of the shares in person or represented by proxy at the annual meeting. A properly executed proxy marked "ABSTAIN" with respect to the amendment of the Plan will have the same legal effect as a vote "against" such proposal as it represents a share present or represented at the annual meeting and entitled to vote, but is not considered an affirmative vote for the amendment to Plan.

Recommendation of Our Board of Directors

        Our board of directors believes that approving the amendment to the Plan is in our best interest and our stockholders' best interest.

Our board of directors recommends that you vote "for" approval of the amendment to the 1999 Stock Option Plan.

RELATIONSHIP WITH INDEPENDENT AUDITORS

        On July 19, 2002, we dismissed our prior independent auditors, Goldstein Golub Kessler LLP ("GGK") and engaged Ernst & Young LLP as our new independent auditors, to serve starting with the fiscal year ending June 30, 2002. GGK's report on our financial statements for the fiscal year ended June 30, 2001 did not contain an adverse opinion or disclaimer of opinion, nor was such report modified as to uncertainty, audit scope or accounting principles. Our decision to change our auditors was recommended by our Audit Committee and approved by our board of directors. During the fiscal year ended June 30, 2001 and the subsequent period preceding such dismissal, there were no disagreements between us and GGK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of GGK, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

        None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K occurred with respect to us within the last fiscal year and the subsequent interim period. During the fiscal year ended June 30, 2001 and the subsequent period preceding the dismissal of GGK, we did not consult Ernst & Young regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K. We requested that GGK furnish a letter addressed to the Securities and Exchange Commission stating that it agreed with the above statements relating to GGK with respect to our fiscal year ended June 30, 2001 and the subsequent period preceding their dismissal. A copy of this letter was filed as Exhibit 16, as part of our current report on Form 8-K, dated July 23, 2002. No representative of GGK is expected to be present at the annual meeting.

Audit Fees

        Ernst & Young LLP has billed us $170,000, in the aggregate, for professional services rendered by Ernst & Young LLP for the audit of our annual financial statements for our 2003 fiscal year and the review of the interim financial statements included in our Quarterly Reports on Form 10-Q for our 2003 fiscal year.

All Other Fees

        Ernst & Young LLP has billed us $103,000, in the aggregate, for professional services rendered by Ernst & Young LLP for all services other than those services covered in the section captioned "Audit Fees" for our 2003 fiscal year. These other services include audit related fees of $78,000 related to consultations/research/review of documents related to accounting issues and other SEC filings. The other services also include tax fees of $25,000 for tax compliance, tax advice and tax planning.

        Ernst & Young LLP has also been engaged to serve as our independent auditors in connection with the review of our interim financial statements to be included in our Quarterly Reports on Form 10-Q for the fiscal year ending June 30, 2004.

        Representatives of Ernst & Young LLP are expected to be present at the annual meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

        We have made forward-looking statements in this proxy statement that are subject to various risks and uncertainties. Forward-looking statements include the information concerning possible or assumed future results of our operations and those statements preceded by, followed by, or that include the words "believes," "expects," "anticipates," or similar expressions. These statements reflect the current views of us with respect to future events. For those statements as they relate to us or New Mountain

Partners, we claim the protection of the safe harbor for "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. However, the safe harbor does not apply to statements made in this proxy statement about the proposed tender offer. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements in this document include statements about future financial and operating results and the Contemplated Transactions. The following factors, among others, could cause actual results to differ materially from those described herein: inability to obtain, or meet conditions imposed for, regulatory approvals for the Contemplated Transactions; the failure of our stockholders to approve the Contemplated Transactions; there can be no assurance that the contemplated advantages will be achieved upon closing of the Contemplated Transactions; the costs related to the Contemplated Transactions; and other economic, business, competitive and/or regulatory factors affecting our business generally. More detailed information about those factors is set forth in our filings with the SEC, including our Annual Report filed on Form 10-K for the fiscal year ended 2003, especially in the Management's Discussion and Analysis section, and our most recent quarterly reports on Form 10-Q. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements whether as a result of new information, future events or otherwise.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

        Stockholder proposals intended to be presented at the next annual stockholder's meeting pursuant to the provisions of Rule 14a-8 of the SEC, must be received by our Secretary at our executive offices in Port Washington, New York by            , 2004 for inclusion in our proxy statement and form of proxy relating to our next annual meeting. We, however, may hold next year's annual meeting earlier in the year than this year's meeting. If the date of next year's annual meeting is changed by more than 30 days from the date of this year's annual meeting, then the deadline is a reasonable time before we begin to print and mail our proxy materials.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Based upon a review of the filings with the SEC, we believe that the reporting requirements of Section 16 applicable to our executive officers and directors, and persons who beneficially own more than ten percent of our common stock during fiscal year 2003 were complied with on a timely basis, except as follows: Mr. Brodsky failed to timely file one report relative to one transaction. The required report has subsequently been filed.

FINANCIAL STATEMENTS

        A copy of the Annual Report to Stockholders, which is included in our Form 10-K, as amended, for the fiscal year ended June 30, 2003, contains consolidated balance sheets as of June 30, 2003 and 2002, and the related consolidated statements of income, stockholders' equity and cash flows for the fiscal years ended June 30, 2003, 2002 and 2001, prepared in conformity with generally accepted accounting principles, and accompanies this proxy statement. The consolidated balance sheets as of June 30, 2003 and 2002, and the related consolidated statements of income, stockholders' equity and cash flows for the fiscal years then ended, have been audited by Ernst & Young LLP whose report thereon appears in the Annual Report. The consolidated statements of income, stockholders' equity and cash flows for the fiscal year ended June 30 2001, have been audited by Goldstein Golub Kessler LLP whose report thereon appears in the Annual Report. An additional copy of the Annual Report will be promptly furnished without charge to stockholders upon request.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy materials that we have filed with the SEC located at: 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549.

        Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room.

        Our common stock is traded on the Nasdaq Market under the symbols "NMHC" and our Securities and Exchange Commission filings can also be read at the following address: Nasdaq Operations, 1735 K Street, N.W., Washington, D.C. 20006.

        Our Securities and Exchange Commission filings are also available to the public on the Securities and Exchange Commission's internet website at http://www.sec.gov, which contains reports, proxy and information statements and other information regarding companies that file electronically with the Securities and Exchange Commission. In addition, our Securities and Exchange Commission filings are also available to the public on our website, http://www.nmhc.com. Information contained on our web site is not incorporated by reference into this document, and you should not consider information contained on our web site as part of this document.

        We incorporate by reference into this proxy statement the documents listed below and any of our future filings made with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, including any filings after the date of this proxy statement, until the annual meeting. The information incorporated by reference is an important part of this proxy statement. Any statement in a document incorporated by reference into this proxy statement will be deemed to be modified or superseded for purposes of this proxy statement to the extent a statement contained in this proxy statement or any other subsequently filed document that is incorporated by reference into this proxy statement modifies or supersedes such statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

OUR SECURITIES AND EXCHANGE COMMISSION FILINGS

  •
  Annual Report on Form 10-K for the fiscal year ended June 30, 2003.

  •
  Amended Annual Report on Form 10-K/A for the fiscal year ended June 30, 2003.

  •
  Quarterly Report on Form 10-Q for the quarter ended September 30, 2003.

  •
  Current Reports on Form 8-K, dated October 2, 2003, October 31, 2003 and November 17, 2003.

        The documents incorporated by reference into this proxy statement are available from us upon request. We will provide a copy of any and all information that is incorporated by reference into this proxy statement (not including exhibits to the information unless those exhibits are specifically incorporated by reference into this proxy statement) to any person without charge, upon written or oral request, at National Medical Health Card Systems, Inc., Attention: Investor Relations, 26 Harbor Park Drive, Port Washington, New York 11050 (telephone no. (516) 626-0007).

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

        We have filed our Annual Report on Form 10-K for our fiscal year ended June 30, 2003 with the SEC. Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of this proxy statement or Annual Report to stockholders may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request to: Investor Relations Department, National Medical Health Card Systems, Inc., 26 Harbor Park Drive, Port Washington, New York 11050 (telephone no.: (800) 251-3883). Any stockholder who wants to receive separate copies of our proxy statement or Annual Report in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder's bank, broker, or other nominee record holder, or the stockholder may contact us at the above address and phone number.

TO ASSURE THAT YOUR SHARES ARE PRESENTED AT THE ANNUAL
MEETING, PLEASE SIGN, DATE AND PROMPTLY RETURN
THE ACCOMPANYING PROXY CARD IN THE
POSTAGE-PAID ENVELOPE PROVIDED.

OTHER INFORMATION

        While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the meeting, we have no knowledge of any other matter to be presented at the meeting other than Proposals 1, 2, 3 and 4 in the Notice. However, the enclosed Proxy gives discretionary authority in the event any other matters should be presented.

By Order of the Board of Directors of National Medical Health Card Systems, Inc.
Gerald Shapiro Secretary

Port Washington, New York
                                    , 2004

ANNEX A
OPINION OF SOUTHWEST SECURITIES

October 30, 2003
Special Committee of the Board of Directors
National Medical Health Card Systems, Inc.
26 Harbor Park Drive
Port Washington, NY 11050

Members of the Special Committee:

        National Medical Health Card Systems, Inc. ("NMHC" or the "Company") has proposed to raise $80,000,003 through the issuance of 6,956,522 shares (subject to adjustment pursuant to Section 2.2 of the Preferred Stock Purchase Agreement ("Section 2.2")) of convertible preferred stock of the Company to New Mountain Partners, L.P. (the "Purchaser") at a price of $11.50 per share (the "Convertible Preferred Stock Issue"). The Company will then use up to $50,000,005 of the proceeds of that issuance to fund an offer to its stockholders to acquire up to 4,545,455 shares (subject to adjustment pursuant to Section 2.2) of its outstanding common stock for $11.00 per share in cash (the "Tender Offer"), the balance of the proceeds from the Convertible Preferred Stock Issue will be used for purposes approved by the board of directors. The Convertible Preferred Stock Issue and the Tender Offer are collectively referred to as the "Transactions." After the Transactions are effected, and assuming the maximum number of shares are tendered into the Tender Offer, the Purchaser will own no less than 54.6% (as adjusted pursuant to Section 2.2) of the outstanding capital stock of the Company on a fully diluted basis, and the voting power of such issued shares of Series A preferred stock will represent, in the aggregate, no less than 54.6% (as adjusted pursuant to Section 2.2) of the total number of votes able to be cast on any matter by the voting securities of the Company on a fully diluted basis. You have requested our opinion (the "Opinion") as to the fairness, from a financial point of view, to NMHC's non-affiliated common stockholders of the Convertible Preferred Stock Issue and the Tender Offer.

        Southwest Securities has acted as the financial advisor to the Special Committee of the board of directors in connection with the Special Committee's analyses and evaluation of the proposed issuance of Convertible Preferred Stock to the Purchasers. Southwest Securities will receive a fee for its financial advisory services, a significant portion of which is contingent on the closing of the Transactions.

        In arriving at our Opinion set forth below, we have, among other things: (i) reviewed the material terms of the Transactions, including the material terms of the Convertible Preferred Stock; (ii) reviewed certain publicly available audited and unaudited financial statements of NMHC and certain other publicly available information; (iii) reviewed certain internal information, primarily financial in nature, concerning NMHC prepared by its management; (iv) reviewed projected financial statements of NMHC prepared and furnished to us by senior management of NMHC; (v) held discussions with certain officers and employees of NMHC concerning the operations, financial condition and future prospects of NMHC; (vi) reviewed certain publicly available comparable transactions that we considered relevant; (vii) reviewed certain publicly available financial and stock market data relating to selected public companies that we considered relevant; (viii) considered certain pro forma financial effects of the Transactions on NMHC; (ix) conducted such other financial studies, analyses and investigations and considered such other information as we deemed necessary or appropriate; and (x) participated in discussions with the Company's management, attorneys, auditors and other advisors.

        We are not expressing an opinion as to the price or trading range at which NMHC's common stock may trade at any time following the Transactions.

        In connection with our review, we have assumed and relied upon the accuracy and completeness of all financial and other information supplied to us by NMHC, and all publicly available information, and

A-1

we have not independently verified such information. We also relied upon the management of NMHC as to the reasonableness and achievability of the financial projections (and the assumptions and bases therein) provided to us for NMHC and we have assumed that such projections have been reasonably prepared on bases reflecting the best currently available estimates and judgments of management as to the future operating performance of NMHC. NMHC does not publicly disclose internal management projections of the type provided to Southwest Securities in connection with Southwest Securities' review of the Transactions. Such projections were not prepared with the expectation of public disclosure. The projections were based upon numerous variables and assumptions that are inherently uncertain, including without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such projections.

        We have not been requested to make, and we have not made, an independent appraisal or evaluation of the assets, properties, facilities or liabilities of NMHC and we have not been furnished with any such appraisals or evaluations. In addition, we have not assumed any obligation to conduct, nor have we conducted, any physical inspection of the properties or facilities of NMHC. Estimates of values of NMHC and its assets do not purport to be appraisals or necessarily reflect the prices at which NMHC or its assets may actually be sold. Because such estimates are inherently subject to uncertainty, Southwest Securities assumes no responsibility for their accuracy.

        Our Opinion is necessarily based on share prices and economic and other conditions and circumstances as in effect on, and the information made available to us, as of the date hereof. We have assumed that the Transactions described above will be consummated on the terms and conditions as presented to us by management, without any waiver or modification of material terms or conditions by NMHC. Subsequent developments may affect our Opinion and we have no obligation to update, reissue or reaffirm our Opinion.

        This letter is directed to NMHC's Special Committee of the board of directors and the Opinion expressed herein is provided for the use of the board of directors in its evaluation of the proposed Transactions. This letter does not constitute a recommendation of the Transactions over any other alternative transaction (including the alternative to not effect the Transactions) that may be available to NMHC or the effect of any transaction in which NMHC might engage and does not address the underlying business decision of the Special Committee of the board of directors of NMHC to proceed with or effect the Transactions. In connection with the preparation of this Opinion, we have not been authorized by the Special Committee of the board of directors, nor NMHC to solicit, nor have we solicited or evaluated any third-party indications of interest in acquiring or financing all or any part of the Company. This letter is not to be quoted or referred to, in whole or in part, in any registration, prospectus or proxy statement, or in any other document used in connection with the offering or sale of securities, nor shall this letter be used for any other purposes, without the prior written consent of Southwest Securities, Inc. provided that this Opinion may be included in its entirety in any filing made by NMHC with the Securities and Exchange Commission with respect to the Transactions.

        Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, each of the Convertible Preferred Stock Issue and the Tender Offer is fair to NMHC's non-affiliated common stockholders from a financial point of view.

Best regards, /s/ Southwest Securities, Inc. Southwest Securities, Inc.

A-2

ANNEX B

AMENDED AND RESTATED

PREFERRED STOCK PURCHASE AGREEMENT

BY AND BETWEEN

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.,

AND

NEW MOUNTAIN PARTNERS, L.P.

DATED: NOVEMBER 26, 2003

ARTICLE 1 DEFINITIONS		B-5
1.1	Definitions	B-5
ARTICLE 2 PURCHASE AND SALE OF SERIES A PREFERRED STOCK		B-11
2.1	Purchase and Sale of Series A Preferred Stock	B-11
2.2	Increase in Purchase Amount	B-11
2.3	Certification of Designation	B-11
2.4	Closing	B-11
2.5	Use of Proceeds	B-12
2.6	Additional Issuances; Adjustment	B-12
ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY		B-13
3.1	Corporate Existence and Power	B-13
3.2	Subsidiaries	B-13
3.3	Corporate Authorization; No Contravention	B-13
3.4	Governmental Authorization; Third Party Consents	B-14
3.5	Binding Effect	B-14
3.6	Capitalization of the Company and its Subsidiaries	B-14
3.7	SEC Documents; Sarbanes-Oxley Compliance	B-15
3.8	Absence of Certain Developments	B-16
3.9	No Undisclosed Liabilities	B-16
3.10	Compliance with Laws	B-16
3.11	Litigation	B-17
3.12	Material Contracts	B-17
3.13	Environmental	B-18
3.14	Taxes	B-18
3.15	Title to Property and Assets; Leases	B-19
3.16	Compliance with ERISA	B-19
3.17	Labor Relations; Employees	B-20
3.18	Certain Payments	B-21
3.19	Insurance	B-21
3.20	Intellectual Property	B-21
3.21	Affiliate Transactions	B-22
3.22	Investment Company Act	B-22
3.23	Private Offering	B-22
3.24	Board Approval; Stockholder Approval	B-22
3.25	Series A Preferred Stock	B-23
3.26	No Brokers or Finders	B-23
3.27	Disclosure	B-23
3.28	Suitability	B-23
3.29	Off Balance Sheet Arrangements	B-23
3.30	Regulatory Compliance	B-23
ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER		B-24
4.1	Existence and Power	B-24
4.2	Authorization; No Contravention	B-24
4.3	Governmental Authorization; Third Party Consents	B-25
4.4	Binding Effect	B-25
4.5	Purchase for Own Account, Etc	B-25
4.6	Receipt of Information	B-25
4.7	No Brokers or Finders	B-25
4.8	Sufficient Funds	B-26
4.9	Litigation	B-26

ARTICLE 5 COVENANTS OF THE COMPANY		B-26
5.1	Conduct of Business	B-26
5.2	No Solicitation	B-28
5.3	Regulatory Approval; Litigation	B-29
5.4	Board of Directors	B-30
5.5	Access	B-30
5.6	Employee Benefits Matters	B-30
5.7	Payment of Dividends	B-31
5.8	Consents	B-31
5.9	Legends	B-31
5.10	Confirmation of Surplus	B-31
ARTICLE 6 STOCKHOLDERS MEETING; TENDER OFFER		B-32
6.1	Preparation of Proxy Statement; Stockholders Meeting	B-32
6.2	Tender Offer	B-33
6.3	Other Matters	B-33
ARTICLE 7 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PURCHASER TO CLOSE		B-34
7.1	Conditions to Closing	B-34
ARTICLE 8 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO CLOSE		B-35
8.1	Conditions to Closing	B-35
ARTICLE 9 REGISTRATION RIGHTS; RIGHT OF FIRST OFFER; OTHER AGREEMENTS OF THE COMPANY		B-36
9.1	Registration Rights	B-36
9.2	Other Registration Rights	B-36
9.3	Right of First Offer	B-36
9.4	Rule 144	B-37
9.5	Availability of Common Stock	B-37
9.6	No Rights Plan	B-37
ARTICLE 10 TERMINATION OF AGREEMENT		B-38
10.1	Termination	B-38
10.2	Survival after Termination	B-39
10.3	Termination Payment	B-39
ARTICLE 11 INDEMNIFICATION		B-40
11.1	Indemnification	B-40
11.2	Terms of Indemnification	B-40
ARTICLE 12 MISCELLANEOUS		B-41
12.1	Survival	B-41
12.2	Fees and Expenses	B-41
12.3	Notices	B-41
12.4	Successors and Assigns	B-42
12.5	Amendment and Waiver	B-42
12.6	Counterparts	B-43
12.7	Headings	B-43
12.8	Governing Law; Consent to Jurisdiction; Waiver of Jury Trial	B-43
12.9	Severability	B-43
12.10	Entire Agreement	B-43
12.11	Further Assurances	B-43
12.12	Public Announcements	B-44
12.13	Specific Performance	B-44
12.14	Subsidiaries	B-44

EXHIBITS AND SCHEDULES

Exhibit A	Amended Bylaws
Exhibit B	Articles of Amendment
Exhibit C	Certificate of Designations
Exhibit D	Management Rights Letter
Exhibit E	Board of Directors
Exhibit F	Offer Conditions
Exhibit G	Opinion of Fulbright & Jaworski L.L.P.
Exhibit H	Registration Rights Agreement
Schedule 3.2	Subsidiaries
Schedule 3.3	Corporate Authorization; No Contravention
Schedule 3.4	Governmental Authorization; Third Party Consents
Schedule 3.6	Capitalization of the Company and its Subsidiaries
Schedule 3.7	SEC Documents; Sarbanes-Oxley Compliance
Schedule 3.8	Absence of Certain Developments
Schedule 3.9	Undisclosed Liabilities
Schedule 3.10(a)	Compliance with Laws
Schedule 3.11	Litigation
Schedule 3.12(a)	Material Contracts
Schedule 3.12(b)	Non-Competition Agreements
Schedule 3.13	Environmental
Schedule 3.14	Taxes
Schedule 3.15	Title to Property and Assets; Leases
Schedule 3.16	Compliance with ERISA
Schedule 3.17	Labor Relations; Employees
Schedule 3.20	Intellectual Property
Schedule 3.21(a)	Affiliate Transactions
Schedule 3.21(b)	Ongoing Intercompany Transactions
Schedule 3.26	No Brokers and Finders
Schedule 4.3	Governmental Authorization; Third Party Consents
Schedule 5.1(a)(i)	Conduct of Business; Capital Expenditures
Schedule 5.1(a)(ii)	Conduct of Business; Contractual Obligations
Schedule 5.1(a)(iii)	Conduct of Business; Financing and Indebtedness
Schedule 5.1(a)(vi)	Conduct of Business; Sell, Lease, etc.
Schedule 7.1.6	Material Contracts

AMENDED AND RESTATED
PREFERRED STOCK PURCHASE AGREEMENT

        AMENDED AND RESTATED PREFERRED STOCK PURCHASE AGREEMENT, dated as of November 26, 2003 (as the same may be amended, supplemented or modified in accordance with the terms hereof, this "Agreement"), by and between National Medical Health Card Systems, Inc., a Delaware corporation (the "Company") and New Mountain Partners, L.P., a Delaware limited partnership (the "Purchaser").

        WHEREAS, the parties hereto entered into a Preferred Stock Purchase Agreement, dated as of October 30, 2003 (the "Original Purchase Agreement"), and they now desire to amend and restate the Original Purchase Agreement pursuant to this Agreement (it being understood that all references herein to "the date hereof" refer to October 30, 2003);

        WHEREAS, the Company proposes to issue and sell to the Purchaser, and the Purchaser proposes to buy, for an aggregate purchase price of $80,000,003 (subject to increase pursuant to Section 2.2), an aggregate of 6,956,522 shares (subject to adjustment pursuant to Section 2.2) of Series A 7% Convertible Preferred Stock, par value $0.10 per share (the "Series A Preferred Stock"); and

        WHEREAS, it is a condition to the willingness of the Purchaser to execute and deliver this Agreement that the Company, the Purchaser and certain stockholders of the Company execute and deliver the Support Agreement (as defined below).

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

        1.1    Definitions.    As used in this Agreement, and unless the context requires a different meaning, the following terms shall have the meanings set forth below:

        "Acquisition Proposal" has the meaning assigned to such term in Section 5.2.

        "Actions" means actions, causes of action, suits, claims, complaints, demands, litigations or legal, administrative or arbitral proceedings.

        "Additional Shares" has the meaning assigned to such term in Section 2.2.

        "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and, for purposes of Section 3.21 only, with respect to any individual, the spouse, parent, sibling, child, step-child, grandchild, niece or nephew of such individual or the spouse thereof and any trust for the benefit of such Stockholder or any of the foregoing. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, whether through the ownership of Voting Securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "Agreement" has the meaning assigned to such term in the Preamble.

        "Alternative Transaction Notice" has the meaning assigned to such term in Section 10.1(a)(v).

        "Amended Bylaws" means the Amended and Restated Bylaws of the Company, in the form attached hereto as Exhibit A, which shall provide for committees for the declaration of dividends on the Series A Preferred Stock (one committee of Series A Directors and one committee of Independent Directors) and remove provisions relating to the classification of the Board of Directors.

        "Articles of Amendment" means the Amendment to the Certificate of Incorporation of the Company, in the form attached hereto as Exhibit B, which shall, among other things, increase the number of authorized shares of Preferred Stock to 15,000,000 shares, increase the authorized number of shares of Common Stock to ensure that there are a sufficient number of shares of Common Stock outstanding to allow for the conversion of the Series A Preferred Stock and remove provisions relating to the classification of the Board of Directors.

        "associate" has the meaning assigned in Rule 12b-2 promulgated by the Commission under the Exchange Act.

        "beneficially own" with respect to any securities means having "beneficial ownership" of such securities as determined pursuant to Rule 13d-3 under the Exchange Act, as in effect on the date hereof.

        "Board of Directors" means either the board of directors of the Company or any duly authorized committee thereof.

        "Board Recommendation" has the meaning assigned to such term in Section 6.1(b).

        "Business Day" means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in New York City are authorized or obligated by law or executive order to remain closed.

        "Bylaws" means the bylaws of the Company, as the same may have been amended and in effect as of the Closing Date.

        "Certificate of Designations" means the certificate of designations setting forth the designation, powers and preferences of the Series A Preferred Stock, substantially in the form attached hereto as Exhibit C.

        "Certificate of Incorporation" means the certificate of incorporation of the Company, as the same may have been amended and in effect as of the Closing Date.

        "Change in the Board Recommendation" has the meaning assigned to such term in Section 6.1(b).

        "Claims" means losses, claims, damages or liabilities, joint or several, Actions or proceedings (whether commenced or threatened).

        "Closing" has the meaning assigned to such term in Section 2.4.

        "Closing Amount" has the meaning assigned to such term in Section 2.4.

        "Closing Date" has the meaning assigned to such term in Section 2.4.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

        "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

        "Common Stock" means the Common Stock, par value $0.001 per share, of the Company.

        "Company" has the meaning assigned to such term in the Preamble.

        "Company Agreements" has the meaning assigned to such term in Section 3.1.

        "Company Benefit Plans" means all employee benefit plans providing benefits to any current or former employee or director of the Company or any of its Subsidiaries or any beneficiary or dependent thereof that are sponsored or maintained by the Company or any of its Subsidiaries or ERISA Affiliates or to which the Company or any of its Subsidiaries or ERISA Affiliates contributes or is obligated to contribute, including without limitation all employee welfare benefit plans within the meaning of Section 3(1) of ERISA, all employee pension benefit plans within the meaning of Section 3(2) of ERISA, and all bonus, incentive, deferred compensation, vacation, stock purchase, stock option, restricted stock, severance, termination pay and fringe benefit plans.

        "Company Options" has the meaning assigned to such term in Section 3.6.

        "Confidentiality Agreement" means the confidentiality agreement dated July 24, 2003, between New Mountain Capital and the Company.

        "Contemplated Transactions" means the transactions contemplated by this Agreement and the exhibits hereto, including without limitation the issuance, purchase and sale of the Series A Preferred Stock, the adoption of the Articles of Amendment, and the Offer.

        "Contractual Obligation" means, as to any Person, any agreement, undertaking, contract, indenture, mortgage, deed of trust, credit agreement, note, evidence of indebtedness or other instrument, written or otherwise, to which such Person is a party or by which it or any of its property is bound.

        "Conversion Shares" has the meaning assigned to such term in Section 4.5(c).

        "Decrees" has the meaning assigned to such term in Section 3.10(a).

        "DGCL" means the Delaware General Corporation Law.

        "Employment Agreement" means a contract, offer letter or agreement of the Company or any of its Subsidiaries with or addressed to any individual who is rendering or has rendered services thereto as an employee or consultant, pursuant to which the Company or any of its Subsidiaries has any actual or contingent liability or obligation in excess of $75,000 to provide compensation and/or benefits in consideration for past, present or future services.

        "Environmental Claim" means any claim, action, cause of action, investigation of which the Company or any of its Subsidiaries has knowledge, or written notice by any Person to the Company or any of its Subsidiaries alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from (a) the presence, or release into the environment, of any Material of Environmental Concern at any location, or (b) circumstances forming the basis of any violation or liability, or alleged violation or liability, of any Environmental Law.

        "Environmental Laws" means all Federal, state, local, and foreign statute, law, regulation, ordinance, rule, common law, judgment, order, decree or other governmental requirement or restriction relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata and natural resources), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern; provided that Environmental Laws does not include the Occupational Safety and Health Act or any other similar Requirement of Law governing worker safety or workplace conditions.

        "Equitable Principles" means applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, regardless of whether in a proceeding at equity or at law.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder from time to time.

        "ERISA Affiliate" means each entity which is a member of a "controlled group of corporations," under "common control" or an "affiliated service group" with the Company or its Subsidiaries within the meaning of Sections 414(b), (c) or (m) of the Code, or required to be aggregated with the Company or its Subsidiaries under Section 414(o) of the Code, or is under "common control" with the Company or its Subsidiaries, within the meaning of Section 4001(a)(14) of ERISA.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder by the Commission from time to time.

        "Existing Plans" has the meaning assigned to such term in Section 3.6.

        "Fully Diluted Basis" has the meaning assigned to such term in Section 2.1.

        "GAAP" means United States generally accepted accounting principles.

        "Governmental Authority" means the government of any nation, state, city, locality or other political subdivision of any thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government or any international regulatory body or self regulatory organization having or asserting jurisdiction over a Person, its business or its properties.

        "HFG Credit Facility" means the Receivables Purchase Agreement and the Loan Agreement, each as in effect on the date hereof.

        "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder by the Federal Trade Commission from time to time.

        "Intellectual Property" has the meaning assigned to such term in Section 3.20.

        "knowledge of the Company" means the actual knowledge of the chairman or any executive officer of the Company or any of its Subsidiaries, after due inquiry of those persons employed by the Company or its Subsidiaries charged with administrative or operational responsibility for such matter.

        "Leases" has the meaning assigned to such term in Section 3.15.

        "Licenses" has the meaning assigned to such term in Section 3.10(b).

        "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other), voting or other restriction, preemptive right or other security interest of any kind or nature whatsoever.

        "Loan Agreement" means the Loan and Security Agreement, dated as of January 29, 2002, as amended on the date hereof, between NMHC Funding, LLC, a Delaware limited liability company, and HFG Healthco-4 LLC, a Delaware limited liability company.

        "Management Rights Letter" means the management rights letter between the Company and the Purchaser, substantially in the form attached hereto as Exhibit D.

        "Material Adverse Effect" means any material adverse change in or affecting (i) the business, properties, assets, liabilities, operations, results of operations (financial or otherwise), condition, or prospects of the Company and its Subsidiaries taken as a whole or (ii) the ability of the Company or any of the Company's Subsidiaries to consummate the Contemplated Transactions; provided, however, that none of the following shall be deemed in themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been, a Material Adverse Effect: (A) any change in the market price or trading volume of the capital stock of the Company after the date hereof, (B) any changes, events or occurrences in the United States securities markets which are not specific to the Company, (C) any changes, events, developments or effects resulting from general economic conditions, which are not specific to the Company or its Subsidiaries and which do not affect the Company or its Subsidiaries in a materially disproportionate manner and (D) any changes resulting from the execution or announcement of this Agreement and the Contemplated Transactions.

        "Material Contracts" has the meaning assigned to such term in Section 3.12.

        "Materials of Environmental Concern" means chemicals, pollutants, contaminants, industrial, toxic or hazardous wastes, substances or constituents, petroleum and petroleum products (or any by-product or constituent thereof), asbestos or asbestos-containing materials, lead or lead-based paints or materials, PCBs, or radon, or any other materials that are regulated by, or may form the basis of liability under, any Environmental Law.

        "Maximum Number" has the meaning assigned to such term in Section 6.2.

        "NASD" means the National Association of Securities Dealers, Inc.

        "NASDAQ" means The Nasdaq Stock Market Inc.'s National Market System.

        "NYSE" means the New York Stock Exchange.

        "Offer" has the meaning assigned to such term in Section 6.2.

        "Offer Conditions" has the meaning assigned to such term in Section 6.2.

        "Offer Consideration" has the meaning assigned to such term in Section 6.2.

        "Original Purchase Agreement" has the meaning assigned to such term in the Preamble.

        "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, company, limited liability company, trust, unincorporated association, Governmental Authority, or any other entity of whatever nature.

        "Preferred Stock" has the meaning assigned to such term in Section 3.6.

        "Proposed Securities" has the meaning assigned to such term in Section 9.3(a)(i).

        "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

        "Proxy Statement" has the meaning assigned to such term in Section 6.1(a).

        "Purchase Price" has the meaning assigned to such term in Section 2.1.

        "Purchaser" has the meaning assigned to such term in the Preamble.

        "Qualified Acquisition Proposal" has the meaning assigned to such term in Section 5.2.

        "Receivables Purchase Agreement" means the Receivables Purchase and Transfer Agreement, dated as of January 29, 2002, as amended on the date hereof, among the Company, the other providers named therein and NMHC Funding, LLC, as purchaser.

        "Registrable Securities" means the Series A Preferred Stock, the Common Stock and other securities, if any, issuable upon conversion of the Series A Preferred Stock, any securities issued pursuant to Purchaser's rights under Section 9.3, and any other securities included in the term Registrable Securities in the Registration Rights Agreement, in each case, until any such security is effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, or is distributed to the public by the holder thereof pursuant to Rule 144.

        "Registration Rights Agreement" shall have the meaning assigned to such term in Section 9.1.

        "Registration Statement" means any registration statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

        "Required Vote" has the meaning assigned to such term in Section 3.24(c).

        "Requirement of Law" means, as to any Person, the certificate of incorporation and bylaws or other organizational or governing documents of such Person, and any law (including, without limitation, laws related to Taxes and Environmental Laws), treaty, rule, regulation, ordinance, qualification, standard, license or franchise or determination of an arbitrator or a court or other Governmental Authority, including the NYSE or NASD or any national securities exchange or automated quotation system on which the Common Stock is listed or admitted to trading, in each case applicable to, or binding upon, such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated hereby.

        "Return" has the meaning assigned to such term in Section 5.1(a)(ix).

        "Rule 144" means Rule 144 promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

        "Sarbanes-Oxley Act" has the meaning assigned to such term in Section 3.7(a)

        "SEC Reports" means each registration statement, report, proxy statement or information statement (other than preliminary materials) or other documents filed by the Company or any of its Subsidiaries with the Commission pursuant to the Securities Act or the Exchange Act or the rules and regulations thereunder since June 30, 2001, each in the form (including exhibits and any amendments) filed with the Commission.

        "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder by the Commission from time to time.

        "Series A Preferred Stock" has the meaning assigned to such term in the Recitals hereto.

        "Shares" mean the shares of Common Stock.

        "Stockholders Meeting" has the meaning assigned to such term in Section 6.1(b).

        "Subsidiary" of any specified Person means any other Person more than 50% of the outstanding voting securities of which is owned or controlled, directly or indirectly, by such specified Person or by one or more other Subsidiaries of such specified Person, or by such specified Person and one or more other Subsidiaries of such specified Person. For the purposes of this definition, "voting securities" means securities which ordinarily have voting power for the election of directors (or other Persons having similar functions), whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency, or other ownership interests ordinarily constituting a majority voting interest.

        "Superior Proposal" has the meaning assigned to such term in Section 6.1(b).

        "Support Agreement" means the Support Agreement, dated as of the date hereof, by and among the Company, the stockholders listed therein and the Purchaser.

        "Support Payment" has the meaning assigned to such term in Section 10.3.

        "Tax Claim" has the meaning assigned to such term in Section 5.1(a)(ix).

        "Tax" or "Taxes" means any taxes, assessment, duties, fees, levies, imposts, deductions, or withholdings, including income, gross receipts, ad valorem, value added, excise, real or personal property, asset, sales, use, license, payroll, transaction, capital, net worth and franchise taxes, estimated taxes, withholding, employment, social security, workers' compensation, utility, severance, production, unemployment compensation, occupation, premium, windfall profits, transfer and gains taxes, or other governmental charges of any nature whatsoever, imposed by any taxing authority of any government or country or political subdivision of any country, and any liabilities with respect thereto, including any penalties, additions to tax, fines or interest thereon and includes any liability for Taxes of another Person by Contract, as a transferee or successor, under Treasury Regulation 1.1502-6 or analogous state, local or foreign Requirement of Law provision or otherwise.

        "Tax Holdback" has the meaning assigned to such term in Section 10.3.

        "Tendered Shares" has the meaning assigned to such term in the Support Agreement.

        "Termination Payment" has the meaning assigned to such term in Section 10.3.

        "Transaction Expenses" has the meaning assigned to such term in Section 12.2(b).

        "Voting Securities" mean any class or classes of stock of the Company pursuant to which the holders thereof have the general power under ordinary circumstances to vote with respect to the election of the Board of Directors, irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency.

ARTICLE 2

PURCHASE AND SALE OF SERIES A PREFERRED STOCK

        2.1    Purchase and Sale of Series A Preferred Stock.    Subject to the terms set forth herein and in reliance upon the representations set forth below, the Company shall issue and sell to the Purchaser and the Purchaser shall purchase from the Company 6,956,522 shares of Series A Preferred Stock, for an aggregate purchase price of $80,000,003 (subject to increase pursuant to Section 2.2) (the "Purchase Price"). Immediately following the Closing, and assuming the Maximum Number are tendered into the Offer, the Purchaser shall own 54.6% (subject to adjustment pursuant to Section 2.2) of the equity of the Company on a fully diluted basis (i.e., assuming the exercise of all Company Options (whether or not vested) and the issuance of all shares of Common Stock listed on Schedule 3.6, the granting and exercise of all the options or securities allowed pursuant to Section 5.6(iii) and the conversion of the Series A Preferred Stock into Common Stock, all as of the Closing ("Fully Diluted Basis")).

        2.2    Increase in Purchase Amount.    If the Company and the Purchaser so agree, at the Closing the Company shall issue and sell to the Purchaser additional shares of Series A Preferred Stock for a purchase price of $11.50 per share (the "Additional Shares"). The Company and the Purchaser agree that if the Company issues and sells to the Purchaser any Additional Shares, the Company will increase the Maximum Number by a number of shares (rounded up to the nearest whole share) equal to (x) the amount of the additional proceeds received from the issuance of the Additional Shares divided by (y) the Offer Consideration.

        2.3    Certification of Designation.    The Series A Preferred Stock shall have the powers, rights and other terms set forth in the form of Certificate of Designations attached hereto as Exhibit C.

        2.4    Closing.    The issuance, sale and purchase of the Series A Preferred Stock shall take place at a closing (the "Closing") to be held at the offices of Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York, at 10:00 A.M., local time, on the Closing Date. On the first Business Day after the conditions set forth in Sections 7.1 and 8.1 (other than those to be satisfied on the Closing Date, which shall be satisfied or waived on such date) have been satisfied or waived by the party entitled to waive such conditions or such later date and time as the parties may agree in writing

(the "Closing Date"), (A) the Purchaser shall (x) deliver to the Company by wire transfer in immediately available funds to an account or accounts designated in writing by the Company to the Purchaser at least two Business Days prior to the Closing Date, funds in an amount equal to the Purchase Price (which funds will be used by the Company in accordance with Section 2.5) and (y) make or cause to be made the deliveries set forth in Section 8.1 and (B) the Company shall (w) accept for payment and pay for shares validly tendered in the Offer and not withdrawn as set forth in Section 6.2, (x) issue and deliver to the Purchaser all of the shares of the Series A Preferred Stock registered in the name of the Purchaser, (y) pay to the Purchaser or its designated Affiliate by wire transfer of immediately available funds to an account or accounts designated in writing by the Purchaser to the Company at least two Business Days before the Closing an amount equal to $1,450,000 (the "Closing Amount") and (z) make or cause to be made the deliveries set forth in Section 7.1.

        2.5    Use of Proceeds.    Up to $50,000,005 (subject to adjustment pursuant to Section 2.2) of the amount received by the Company in respect of the Purchase Price shall be used by the Company solely to purchase the Shares pursuant to and in accordance with the Offer, and the Company shall not, without the prior written consent of the Purchaser, borrow any moneys or use any funds, from whatever source, to finance the Offer and the balance of the Purchase Price shall be used for working capital and other purposes approved by the Board of Directors.

        2.6    Additional Issuances; Adjustment.    (a) In the event that at any time after the Closing the representation and warranty set forth in the last sentence of Section 3.6 (as adjusted pursuant to Section 2.2) is determined not to have been true as of the Closing, the Company shall issue to the Purchaser, at no cost to the Purchaser, and as an adjustment to the purchase price paid by the Purchaser per share of Series A Preferred Stock, an additional amount of Series A Preferred Stock such that, if such issuance of additional Series A Preferred Stock had been made at the Closing, such representation and warranty would have been true and accurate in all respects at the Closing.

        (b)   If at the time of any required adjustment pursuant to Section 2.6(a), all shares of Series A Preferred Stock have been converted into shares of Common Stock, the Company shall promptly issue to the Purchaser, at no cost to the Purchaser and as an adjustment to the purchase price paid by the Purchaser per share of Series A Preferred Stock, an additional amount and kind of Common Stock equal to the amount and kind of Common Stock issuable upon the conversion (based on the conversion ratio in effect at the time the last shares of Series A Preferred Stock were converted into shares of Common Stock) of the amount of Series A Preferred Stock which would have been issued with respect to such adjustment pursuant to Section 2.6(a) if such adjustment had been made immediately prior to the time the last shares of Series A Preferred Stock were converted into shares of Common Stock.

        (c)   Any additional shares of Series A Preferred Stock and Common Stock issued to the Purchaser pursuant to this Section 2.6 shall be treated as if they were issued at the Closing and shall reflect any dividends or other distributions which would have accrued or have been payable with respect to, and the application of any anti-dilution, ratable treatment or similar provisions (as set forth in the Certificate of Incorporation, Certificate of Designations, applicable law or otherwise) which would have been applicable to, such shares of Series A Preferred Stock and Common Stock had they been issued at the Closing.

        (d)   In connection with any issuances of stock pursuant to this Section 2.6, the Company (i) shall take all action necessary to cause its Certificate of Incorporation or Certificate of Designations to be amended to increase the authorized capital of the Company to permit such issuances and (ii) shall reserve a sufficient number of shares of Common Stock for issuance to the Purchaser upon the conversion of any shares of Series A Preferred Stock so issued. Any shares of Series A Preferred Stock or Common Stock issued to the Purchaser pursuant to this Section 2.6 shall, when issued, be validly issued and fully paid and nonassessable with no personal liability attaching to the ownership thereof and free and clear of all Liens.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company hereby represents and warrants to the Purchaser as follows:

        3.1    Corporate Existence and Power.    The Company (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware; (b) has all requisite corporate power and authority to own and operate its properties, to lease the properties it operates as lessee and to carry on its business as currently conducted and currently contemplated to be conducted; and (c) has (or will have, as applicable) all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Support Agreement, the Registration Rights Agreement, the Management Rights Letter, the Articles of Amendment, the Amended Bylaws and the Certificate of Designations (collectively, the "Company Agreements"). The Company is duly qualified to do business as a foreign corporation in, and is in good standing under the laws of, each jurisdiction in which the conduct of its business or the nature of the property owned requires such qualification except where the failure to be so qualified or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect.

        3.2    Subsidiaries.    Except as set forth on Schedule 3.2, the Company has no Subsidiaries and no interest or investments in any corporation, partnership, limited liability company, trust or other entity or organization. Each Subsidiary listed on Schedule 3.2 has been duly organized, is validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite corporate (or, in the case of an entity other than a corporation, other) power and authority to own and operate its properties, to lease the properties it operates as lessee and to carry on its business as currently conducted and currently contemplated to be conducted, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such qualification except where the failure to be so qualified or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 3.2, all of the issued and outstanding stock (or equivalent interests) of each Subsidiary set forth on Schedule 3.2 has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company free and clear of any Liens and there are no rights, options or warrants outstanding or other agreements to acquire shares of stock (or equivalent interests) of such Subsidiary. Schedule 3.2 sets forth the capitalization of each of the Subsidiaries, including the amount and kind of equity interests held by the Company in the Subsidiary and the percentage interest represented thereby.

        3.3    Corporate Authorization; No Contravention.    The execution, delivery and performance by the Company of each Company Agreement and the consummation of the Contemplated Transactions, (a) subject to the satisfaction of the matters described in Section 3.24(c), have been duly authorized by all necessary corporate action of the Company; (b) do not contravene the terms of the Certificate of Incorporation or Bylaws or the organizational documents of its Subsidiaries; (c) do not entitle any Person to exercise any statutory or contractual preemptive rights to purchase shares of capital stock or any equity interest in the Company and (d) subject to receipt or satisfaction of the approvals, consents, exemptions, authorizations or other actions, notices or filings set forth on Schedule 3.4, and except as may result from any facts or circumstances relating solely to the Purchaser or its Affiliates, do not violate or result in any breach or contravention of, a default under, or an acceleration of any obligation under or the creation (with or without notice, lapse of time or both) of any Lien under, result in the termination or loss of any right or the imposition of any penalty under any Contractual Obligation of the Company or its Subsidiaries or by which their respective assets or properties are bound or any Requirement of Law applicable to the Company or its Subsidiaries or by which their respective assets or properties are bound except for any of the foregoing that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 3.3, no event has occurred and no condition exists which (upon notice or the passage of time or both) would constitute, or give rise to: (i) any breach, violation, default, change of control or right to cause the Company to repurchase or redeem under, (ii) any Lien on the assets of the Company or any of its Subsidiaries under, (iii) any termination right of any party, or any loss of any right or imposition of any penalty, under or (iv) any change or acceleration in the rights or obligations of any party under, any material Contractual Obligation of the Company or its Subsidiaries (or by which their respective assets or properties are bound) or the Certificate of Incorporation or Bylaws or the organizational documents of the Company's Subsidiaries except for any of the foregoing that, individually or in the aggregate, would not be material to the Company and its Subsidiaries taken as a whole.

        3.4    Governmental Authorization; Third Party Consents.    Except as set forth on Schedule 3.4, no approval, consent, qualification, order, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority, or any other Person in respect of any Requirement of Law, Contractual Obligation or otherwise, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the issuance, sale and delivery of the Series A Preferred Stock) by the Company, or enforcement against the Company, of the Company Agreements or the consummation of the Contemplated Transactions except for any of the foregoing that, if not obtained, given or made, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

        3.5    Binding Effect.    Each of the Company Agreements has been (or will, as of the Closing, be, as applicable) duly authorized, executed and delivered by the Company and, subject to Equitable Principles, constitutes (or will, as of the Closing, constitute, as applicable) the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

        3.6    Capitalization of the Company and its Subsidiaries.    The authorized stock of the Company consists of (i) 25,000,000 shares of Common Stock and (ii) 10,000,000 shares of preferred stock, par value $0.10, of the Company (the "Preferred Stock"). As of the date hereof, (a) no shares of Preferred Stock are issued or outstanding, (b) 7,651,918 shares of Common Stock were issued and outstanding, (c) 3,050,000 shares of Common Stock were reserved for or subject to issuance upon the exercise of outstanding Company Options, and (d) shares of Common Stock are issuable in connection with the earn-out provision in connection with the acquisition by the Company of Portland Professional Pharmacy and Portland Professional Pharmacy Associates as set forth on Schedule 3.6. Schedule 3.6 sets forth a true and correct list of all outstanding rights, options or warrants to purchase shares of any class or series of stock of the Company (collectively, the "Company Options") and a true and correct list of each of the Company's stock option, incentive, purchase or other plans pursuant to which options or warrants to purchase stock of the Company may be issued (collectively, the "Existing Plans"). Except (1) as set forth in subsection (d) in the first sentence of this Section 3.6, (2) for shares of Common Stock issued pursuant to the exercise of outstanding Company Options, and (3) for shares of Common Stock issuable upon conversion of the Series A Preferred Stock, on the Closing Date there will be no shares of Common Stock or any other equity security of the Company issued or outstanding and no shares of Common Stock or any other equity security of the Company or any of its Subsidiaries issuable upon conversion or exchange of any security of the Company or any of its Subsidiaries nor will there be any rights, options or warrants outstanding or other agreements to acquire shares of stock of the Company or any of its Subsidiaries nor will the Company or any of its Subsidiaries be contractually obligated to issue any shares of stock or to purchase, redeem or otherwise acquire any of its outstanding shares of stock. Neither the Company nor any of its Subsidiaries has created any "phantom stock," stock appreciation rights or other similar rights the value of which is related to or based upon the price or value of the Common Stock. Neither the Company nor any of its Subsidiaries has outstanding debt or debt instruments providing for voting rights with respect to the Company or such Subsidiary to the holders thereof. No stockholder of the Company or any of its Subsidiaries or other Person is entitled to any preemptive or similar rights to subscribe for shares of stock of the Company or any of its Subsidiaries. All of the issued and outstanding shares of Common Stock are duly authorized, validly issued, fully paid, and nonassessable. Except as set forth on Schedule 3.6 hereto, neither the Company nor any of its Subsidiaries has granted to any Person the right to demand or request that the Company or such Subsidiary effect a registration under the Securities Act of any securities held by such Person or to include any securities of such Person in any such registration by the Company or such Subsidiary. Immediately following the Closing, and assuming that the Maximum Number are tendered into the Offer, the shares of Common Stock issuable upon conversion of the Series A Preferred Stock that will be issued to the Purchaser under this Agreement will represent, in the aggregate, no less than 54.6% (as adjusted pursuant to Section 2.2) of the outstanding capital stock of the Company on a Fully Diluted Basis, and the voting power of such issued shares of Series A Preferred Stock will represent, in the aggregate, no less than 54.6% (as adjusted pursuant to Section 2.2) of the total number of votes able to be cast on any matter by Voting Securities of the Company on a Fully Diluted Basis.

        3.7    SEC Documents; Sarbanes-Oxley Compliance.    (a) The Company has made available to the Purchaser the SEC Reports filed with the Commission prior to the date hereof. The Company and each of its Subsidiaries have timely filed each registration statement, report, proxy statement or information statement (other than preliminary materials) or other documents required to be filed by it with the Commission pursuant to the Securities Act or the Exchange Act or the rules and regulations thereunder since June 30, 2001. As of their respective dates, the SEC Reports (i) were prepared in all material respects in accordance with the applicable requirements of the Securities Act, the Exchange Act, and the rules and regulations thereunder and complied in all material respects with the then applicable accounting requirements, (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except for those statements, if any, as have been modified by subsequent filings with the Commission prior to the date hereof, and (iii) with respect to SEC Reports filed after July 30, 2002, at the time filed included or were accompanied by the certifications required by the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (the "Sarbanes-Oxley Act") to be filed or submitted by the Company's principal executive officer and principal financial officer (each of which certification was true and correct and complied with the Sarbanes-Oxley Act) and otherwise complied in all material respects with the applicable requirements of the Sarbanes-Oxley Act. The financial statements and other financial information included in each of the SEC Reports fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company and its Subsidiaries as of, and for the periods presented in, the applicable SEC Reports. Except as set forth on Schedule 3.7, each of the consolidated balance sheets of the Company and its Subsidiaries included in or incorporated by reference into the SEC Reports (including the related notes and schedules) present fairly, in all material respects, the financial position of the Company and its Subsidiaries as of its date and each of the consolidated statements of operations, cash flows and shareholders' equity of the Company and its Subsidiaries included in or incorporated by reference into the SEC Reports (including any related notes and schedules) present fairly, in all material respects, the results of operations and cash flows of the Company and its Subsidiaries for the periods set forth, in each case in conformity with GAAP consistently applied during the periods involved, except as may be noted (subject, in the case of unaudited statements, to those exceptions as may be permitted by Form 10-Q of the Commission and to normal year-end audit adjustments).

        (b)   The management of the Company has (i) designed disclosure controls and procedures to ensure that material information relating to the Company, including its consolidated Subsidiaries, is made known to the management of the Company by others within those entities, and (ii) has disclosed, based on its most recent evaluation, to the Company's outside auditors and the audit committee of the Board of Directors (A) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and have identified for the Company's outside auditors any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls. A summary of any of those disclosures made by management to the Company's auditors and audit committee has been furnished to Purchaser. The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        (c)   Since June 30, 2001, neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, employee, auditor, accountant or representative of the Company or any of its Subsidiaries has received or otherwise had or obtained knowledge of any complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices. No attorney representing the Company or any of its Subsidiaries, whether or not employed by the Company or any of its Subsidiaries, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Board of Directors or any committee thereof or to any director or officer of the Company.

        (d)   To the knowledge of the Company, no employee of the Company or any of its Subsidiaries has provided or is providing information to any law enforcement agency regarding the commission or possible commission of any crime or the violation or possible violation of any law, rule, regulation, order, decree or injunction. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any contractor, subcontractor or agent of the Company or any such Subsidiary of the Company has discharged, demoted, suspended, threatened, harassed or in any other manner discriminated against an employee of the Company or any of its Subsidiaries in the terms and conditions of employment because of any act of such employee described in 18 U.S.C. §1514A(a).

        3.8    Absence of Certain Developments.    Since June 30, 2002, except as set forth on Schedule 3.8 and except as described in the SEC Reports filed with the Commission prior to the date hereof (a) each of the Company and its Subsidiaries has operated in the ordinary course, (b) there has been no occurrence or event of the type set forth in Section 5.1(a) and (c) there has occurred no fact, event, circumstance or development that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

        3.9    No Undisclosed Liabilities.    Neither the Company nor any of its Subsidiaries has any material liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, except (a) liabilities or obligations disclosed or reserved against in the SEC Reports filed with the Commission prior to the date hereof, (b) liabilities or obligations which arose after the last date of any such SEC Report, in the ordinary course of business consistent with past practice that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect and (c) except as set forth on Schedule 3.9, liabilities incurred in connection with the Contemplated Transactions that are not in breach of this Agreement.

        3.10    Compliance with Laws.    (a) Except as set forth in the SEC Reports filed with the Commission prior to the date hereof or as set forth on Schedule 3.10(a), neither the Company nor any of its Subsidiaries in the conduct of its business, is, or since June 30, 2001, has been, in violation of any Requirement of Law, or any judgments, orders, rulings, injunctions or decrees of a Governmental Authority (collectively, "Decrees"), applicable thereto or to the employees conducting such business, except for violations that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

        (b)    Licenses.    The Company and its Subsidiaries as applicable, have obtained or made, as the case may be, all permits, licenses, authorizations, orders and approvals, and all filings, applications and registrations with, all Governmental Authorities ("Licenses"), that are required to conduct the businesses of the Company and its Subsidiaries in the manner and to the full extent as currently conducted or currently contemplated to be conducted except where such failure to obtain or make, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. None of such Licenses is subject to any restriction or condition that limits or would reasonably be expected to limit in any material way the full operation of the Company or its Subsidiaries as currently conducted or currently contemplated to be conducted. Each of the Licenses has been duly obtained, is valid and in full force and effect, and is not subject to any pending or threatened proceeding to limit, condition, suspend, cancel, suspend, or declare such License invalid. Neither the Company nor any of its Subsidiaries is in default in any material respect with respect to any of the Licenses, and to the knowledge of the Company no event has occurred which constitutes, or with due notice or lapse of time or both may constitute, a default by the Company or any such Subsidiary under any License.

        3.11    Litigation.    Except as set forth on Schedule 3.11, there is no legal action, suit, arbitration, proceeding or, to the knowledge of the Company, other legal, administrative or other governmental investigation or inquiry pending or claims asserted (or, to the knowledge of the Company, any threat thereof) to which the Company or any of its Subsidiaries or relating to any of the Company Agreements or the Contemplated Transactions or against any officer, director or employee of the Company in connection with such Person's relationship with or actions taken on behalf of the Company that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect or would reasonably be expected to prohibit or materially delay the Closing. The Company is not subject to any Decree that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

        3.12    Material Contracts.    (a) Schedule 3.12(a) sets forth as of the date hereof a true, correct and complete list of the following Contractual Obligations (including every written amendment, modification or supplement to the foregoing or other material amendment, modification or supplement to the foregoing that is binding on the Company or any of its Subsidiaries) to which the Company or any of its Subsidiaries is a party: (i) any Contractual Obligation that is a "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K of the Commission), (ii) Contractual Obligations that collectively represent the top 20 agreements (based on rebate receipts) with pharmaceutical manufacturers for the Company and its Subsidiaries during the Company's last fiscal year, (iii) Contractual Obligations that collectively represent the top 20 agreements (based on revenue) for pharmacy benefit management services provided by the Company and its Subsidiaries during the Company's last fiscal year, (iv) Contractual Obligations that collectively represent the top 20 (based on payments) pharmacy agreements during the Company's last fiscal year, (v) any Contractual Obligation (other than a Contractual Obligation described in one of the other provisions of this Section 3.12(a) without regard to any threshold contained therein) that involves annual expenditures during the Company's last fiscal year by the Company or any Company Subsidiary in excess of $200,000 and is not otherwise cancelable by the Company or any of its Subsidiaries without any financial or other penalty on 90-days' or less notice, (vi) any Lease for real property or (vii) any other Contractual Obligation that is material to the Company or its Subsidiaries (each Contractual Obligation referenced above in clauses (i) through (vii) individually, a "Material Contract" and collectively, "Material Contracts"); provided that, with respect to Company Material Contracts described above, such list shall identify the date of such contract and any communications (written or, to the knowledge of the Company, oral) received by the Company or its Subsidiaries from any party to such contract or on behalf of any such party that such party intends to cancel, terminate, seek re-bidding of or fail to renew such contract. Except as set forth on Schedule 3.12(a), the Company has delivered or made available true, correct and complete copies of all such Contractual Obligations to counsel to Purchaser.

        (b)   All of the Material Contracts are valid, binding and in full force and effect in all material respects and enforceable by the Company in accordance with their respective terms in all material respects, subject to Equitable Principles. The Company is not in material default or breach under any of its Contractual Obligations or organizational documents and, to the knowledge of the Company, no other party to any of its Contractual Obligations is in material default or breach thereunder (and no event has occurred which with the passage of time or the giving of notice or both would result in a material default or breach by the Company or, to the knowledge of the Company, by any other party thereunder). Except as set forth on Schedule 3.12(b), neither the Company nor any of its Subsidiaries is a party to any non-competition agreement or any other agreement or obligation that materially limits or will materially limit the Company or any of its Subsidiaries from engaging in any line of business in any territory.

        3.13    Environmental.    Except as set forth on Schedule 3.13, the Company and its Subsidiaries are, and have been, in compliance with all Environmental Laws, except where such non-compliance, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any written notice that alleges that the Company or its Subsidiaries is not in compliance with any Environmental Laws, and to the knowledge of the Company, there are no circumstances that could reasonably be expected to prevent or interfere with such compliance in the future. There is no Environmental Claim pending, or to the knowledge of the Company, threatened against the Company or any of its Subsidiaries with respect to the operations or business of the Company or its Subsidiaries, or against any Person whose liability for any Environmental Claim the Company or its Subsidiaries has retained or assumed either contractually or by operation of law. Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect, there has been no release at any time of any Materials of Environmental Concern at, on, about, under or within any real property currently, or to the knowledge of the Company, formerly owned, leased, operated or controlled by the Company or any of its Subsidiaries or any of their predecessors.

        3.14    Taxes.    Except as set forth on Schedule 3.14 hereto, all Returns required to be filed by the Company and each of its Subsidiaries have been timely filed (after giving effect to any valid extensions of time in which to make such filings) and all such Returns are true, complete, and correct in all material respects. All Taxes that are due or claimed to be due from the Company and each of its Subsidiaries have been timely paid, other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings and for which, in the case of both clauses (i) and (ii), adequate reserves have been established on the books and records of the Company and its Subsidiaries in accordance with GAAP. There are no proposed, asserted, ongoing or to the knowledge of the Company, threatened, assessments, examinations, claims, deficiencies, Liens or other litigation with regard to any Taxes or Returns of the Company or any of its Subsidiaries. To the knowledge of the Company, the accruals and reserves on the books and records of the Company and its Subsidiaries in respect of any Tax liability for any taxable period not finally determined are adequate to meet any assessments of Tax for any such period. The Company is not a United States real property holding corporation as defined in Section 897(c)(2) of the Code. Except as set forth on Schedule 3.14, the Company and each of its Subsidiaries are not currently the beneficiary of any extension of time within which to file any Tax Return. All material amounts required to be collected or withheld by the Company or any of its Subsidiaries have been collected or withheld and any such amounts that are required to be remitted to any taxing authority have been duly and timely remitted. Neither the Company nor any of its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency. No taxing authority in a jurisdiction where the Company or its Subsidiaries do not file Tax Returns has made a written claim or assertion that the Company or its Subsidiaries are or may be subject to taxation by such jurisdiction. Except as set forth on Schedule 3.14, the Company and each of its Subsidiaries is not a party to or bound by any Tax sharing or Tax allocation or similar Contractual Obligation. True and complete copies of all income Tax Returns that have been filed by the Company or any of its Subsidiaries for Tax periods after December 31, 1999 have been delivered or made available to the Purchaser. The Company and each of its Subsidiaries (A) has not been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group of which the Company was the common parent) or (B) does not have any liability for the Taxes of any Person (other than the Company) under Treasury Regulation § 1.1502-6 (or any similar provision of state, local, or foreign Requirement of Law), as a transferee or successor, by contract, or otherwise. The Company and each of its Subsidiaries has not agreed, and is not required to include in income any adjustment pursuant to Section 481(a) of the Code (or analogous provision of foreign, state, or local Requirement of Law) by reason of a change in accounting method or otherwise, and the Company and each of its Subsidiaries does not have knowledge that the Internal Revenue Service (or other taxing authority) has proposed or is considering any such change in accounting. The Company and each of its Subsidiaries will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (A) "closing agreement" as described in Code § 7121 (or any corresponding or similar provision of state, local or foreign income Tax Requirement of Law) executed on or prior to the Closing Date; (B) installment sale or open transaction disposition made on or prior to the Closing Date; or (C) prepaid amount received on or prior to the Closing Date.

        3.15    Title to Property and Assets; Leases.    Except as set forth on Schedule 3.15, each of the Company and its Subsidiaries has good and marketable title, free and clear of all Liens to all of its assets, including all real property and interests in real property owned in fee simple by the Company and its Subsidiaries and all real property leased, subleased or otherwise occupied by the Company and its Subsidiaries and any assets and properties which it purports to own, except (i) Liens for taxes not yet due and payable and (ii) Liens that do not interfere with the use, utility or value of such assets in any material respect. All leases to which the Company or any of its Subsidiaries is a party (collectively, the "Leases") are valid and binding and in full force and effect in accordance with their respective terms on the Company and its Subsidiaries and, to the knowledge of the Company, with respect to each other party to any such Leases, except, in each case, subject to Equitable Principles. No material default (or event which, with the giving of notice or passage of time, or both, would constitute a material default) by the Company or any of its Subsidiaries, or to the knowledge of the Company by any other party thereto, has occurred and is continuing under the Leases. The Company and its Subsidiaries enjoy a peaceful and undisturbed possession under all such Leases to which any of them is a party as lessee. With respect to each Lease, to the knowledge of the Company, either (a) such Lease is not subject or subordinate to any mortgage, deed of trust or other lien which has priority over such Lease, or (b) the holder of any such lien has entered into a valid, binding and enforceable nondisturbance agreement in favor of the lessee pursuant to which the Lease cannot be extinguished or terminated by reason of any foreclosure or other acquisition of title by such holder if the lessee thereunder is not in default under the Lease as of the date of acquisition of title. As used herein, the term "Lease" shall also include subleases or other occupancy agreements (and any amendments thereto) and the term "lessee" shall also include any sublessee or other occupant. Neither the Company nor any of its Subsidiaries own any real property.

        3.16    Compliance with ERISA.    Except as set forth on Schedule 3.16, the Company has made available to the Purchaser true and complete copies of each Employment Agreement and each material Company Benefit Plan, as well as certain related documents, including, but not limited to, (a) the actuarial report for such Company Benefit Plan (if applicable) for each of the last two years, (b) the most recent determination letter from the IRS (if applicable) for such Company Benefit Plan, (c) the two most recent annual reports (Series 5500 and related schedules) required under ERISA (if any), (d) the most recent summary plan descriptions (with all material modifications) and (e) all material communications to any current or former employees of the Company relating to any material Company Benefit Plan or Employment Agreement. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (A) each of the Company Benefit Plans has been operated and administered in all material respects in compliance with its terms and all applicable laws; (B) each of the Company Benefit Plans intended to be "qualified" within the meaning of Section 401(a) of the Code is so qualified; and (C) there are no pending, or to the knowledge of Company, threatened claims (other than routine claims for benefits) by, on behalf of or against any of the Company Benefit Plans or any trusts related thereto or pursuant to any Employment Agreement. Neither the Company nor any ERISA Affiliate currently sponsors, maintains or contributes to, and is not required to contribute to, nor has ever sponsored, maintained or contributed to, and been required to contribute to, or incurred any liability with respect to any "employee benefit plan" (within the meaning of Section 3(3) of ERISA) that is subject to Section 302 of the Code or Title IV of ERISA. No non-exempt "prohibited transaction," within the meaning of Section 4975 of the Code or Section 406 of ERISA, has occurred with respect to any Company Benefit Plan which could, individually or in the aggregate, reasonably be expected to result in a material liability to the Company. No material liability under any Company Benefit Plan has been funded nor has any such obligation been satisfied with the purchase of a contract from an insurance company as to which the Company has received notice that such insurance company is insolvent or is in rehabilitation or any similar proceeding. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, no Company Benefit Plan is under audit or, to the knowledge of the Company, investigation by, or is the subject of a proceeding with respect to, the IRS, the Department of Labor or the Pension Benefit Guaranty Corporation, and, to the knowledge of the Company, no such audit, investigation or proceeding is threatened. Except as set forth on Schedule 3.16, with respect to each Company Benefit Plan which provides medical benefits, short-term disability benefits or long-term disability benefits (other than any "pension plan" within the meaning of Section 3(2) of ERISA), all claims incurred by the Company under such Company Benefit Plan are either insured pursuant to a contract of insurance whereby the insurance company bears any risk of loss with respect to such claims or covered under a contract with a health maintenance organization pursuant to which such health maintenance organization bears the liability for such claims. Except as set forth on Schedule 3.16 hereto or disclosed in the SEC Reports filed with the Commission prior to the date hereof, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in conjunction with any other event such as termination of employment) (i) result in, or cause any increase, acceleration or vesting of, any payment, benefit or award under any Company Benefit Plan or Employment Agreement to any director or employee of Company or any of its Subsidiaries, (ii) give rise to any obligation to fund for any such payments, awards or benefits, (iii) give rise to any limitation on the ability of the Company or any of its Subsidiaries to amend or terminate any Company Benefit Plan, or (iv) result in any payment or benefit that will or may be made by the Company or any of its Subsidiaries or affiliates that will be characterized as an "excess parachute payment," within the meaning of Section 280G of the Code. Except as set forth on Schedule 3.16, neither the Company nor any of its Subsidiaries or ERISA Affiliates has any liability to provide any post-retirement or post-termination life, health, medical or other welfare benefits to any current or former employees or beneficiaries or dependents thereof which, individually or in the aggregate, is material, except for health continuation coverage as required by Section 4980B of the Code or Part 6 of Title I of ERISA or applicable state healthcare continuation coverage laws which, individually or in the aggregate, is at no material expense to the Company and its Subsidiaries. With respect to each Company Benefit Plan, there are no understandings, agreements or undertakings that would prevent the Company from amending or terminating such Company Benefit Plan at any time without incurring material liability thereunder other than in respect of accrued obligations and medical or welfare claims incurred prior to such amendment or termination.

        3.17    Labor Relations; Employees.    Except as set forth on Schedule 3.17, the Company is not in any material respect delinquent in payments to any of its current or former employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by such employee or for reimbursement of expenses. The Company is in material compliance with all applicable

Requirements of Law respecting employment, employment practices, labor, terms and conditions of employment and wages and hours. The Company is not a party to any Contractual Obligation with any labor union, and no labor union has since July 1, 2001 requested or sought to represent any of the employees, representatives or agents of the Company. There is no labor strike, dispute, slowdown or stoppage pending or, to the knowledge of the Company, threatened against or involving the Company. To the knowledge of the Company, no key employee has announced plans to terminate his or her employment with the Company.

        3.18    Certain Payments.    Neither the Company nor any Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee, or other Person associated with or acting on behalf of any of them, has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any Person, private or public, regardless of form, whether in money, property, or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained, for or in respect of the Company or any Subsidiary or any Affiliate of the Company or any Subsidiary, or (iv) in violation of any Requirement of Law, or (b) established or maintained any fund or asset that has not been recorded in the books and records of the Company.

        3.19    Insurance.    The Company and its Subsidiaries maintain, with financially sound and reputable insurers, insurance in such amounts, including deductible arrangements, and of such a character as is, in the judgment of the Board of Directors, reasonable in light of the risks faced by the Company in the conduct of its business. All policies of title, fire, liability, casualty, business interruption, workers' compensation and other forms of insurance including, but not limited to, directors and officers insurance, held by the Company and its Subsidiaries, are in full force and effect in accordance with their terms. Neither the Company nor any of its Subsidiaries is in default in any material respect under any provisions of any such policy of insurance that has not been remedied and no such Person has received notice of cancellation of any such insurance.

        3.20    Intellectual Property.    The Company and its Subsidiaries own the entire and unencumbered right, title and interest in and to, or possess adequate licenses or other rights to use, all intellectual property, including but not limited to, patents, trademarks, service marks, trade names, trade secrets, copyrights, domain names, computer software (including but not limited to code, data, databases and documentation) and know-how used in, or necessary to, the business as currently conducted or currently contemplated to be conducted by the Company or any of its Subsidiaries (the "Intellectual Property") except where such failure to so own or possess, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. All Intellectual Property which is a material patent, trademark, service mark, trade name, copyright or domain name is set forth on Schedule 3.20. The Company and each of its Subsidiaries have performed all commercially reasonable acts to protect and maintain its material Intellectual Property, including but not limited to paying all required fees and Taxes to maintain all registrations and applications of such Intellectual Property in full force and effect. Except as set forth on Schedule 3.20, none of the Company or any of its Subsidiaries has received any written notice of infringement of or conflict with (or knows of such infringement of or conflict with) asserted rights of others with respect to the use of Intellectual Property. To the knowledge of the Company, the Company and its Subsidiaries do not in the conduct of their business infringe or conflict with any right of any third party. Except as set forth on Schedule 3.20, neither the Company nor any of its Subsidiaries have asserted within two years of the date hereof, any claim against any third party that such party has violated, infringed, misappropriated or misused, in any material respect, any Intellectual Property. The Company and its Subsidiaries have taken commercially reasonable precautions to preserve and protect the availability, confidentiality, security and integrity of data held or transmitted by or through the Company and its Subsidiaries' computer networks, software, hardware, and other systems.

        3.21    Affiliate Transactions.    (a) Except for transactions described on Schedule 3.21(a) and transactions contemplated by the Support Agreement, (i)(w) no current officer, director or employee of the Company or any of its Subsidiaries, (x) to the knowledge of the Company, no former officer, director or employee of the Company or any of its Subsidiaries, (y) to the knowledge of the Company, no Affiliate or associate of any current officer, director or employee of the Company or any of its Subsidiaries and (z) to the knowledge of the Company, no Affiliate or associate of any former officer, director or employee of the Company or any of its Subsidiaries has, directly or indirectly, any interest in any contract, arrangement or property (real or personal, tangible or intangible) used by the Company or any such Subsidiary or in their respective businesses, or in any supplier, distributor or customer of the Company or any such Subsidiary (other than indirectly through such Person's ownership of the securities of a corporation whose stock is traded on a national securities exchange or in the over-the-counter market and less than one percent (1%) of the stock of such corporation is beneficially owned by such Person) and (ii) neither the Company nor any of its Subsidiaries shares any assets, rights or services with any entity that is controlled by any current officer, director or employee of the Company or any of its Subsidiaries or, to the knowledge of the Company, by any former officer, director or employee of the Company or any of its Subsidiaries.

        (b)   Except as set forth on Schedule 3.21(b), each ongoing intercompany transaction set forth on Schedule 3.21(a) is on terms that are (i) consistent with the past practice of the Company and (ii) at least as favorable in the aggregate for such transaction to the Company as would be available with independent third parties dealing at arms' length.

        3.22    Investment Company Act.    Neither the Company nor any of its Subsidiaries is, and, after giving effect to consummation of the transactions contemplated hereby and by the other Company Agreements, will be, an "investment company" or an entity "controlled by" an "investment company" (as such terms are defined in the Investment Company Act of 1940, as amended).

        3.23    Private Offering.    No form of general solicitation or general advertising was used by the Company or its representatives in connection with the offer or sale of the Series A Preferred Stock. No registration of the Series A Preferred Stock pursuant to the provisions of the Securities Act will be required by the offer, sale, or issuance of the Series A Preferred Stock pursuant to this Agreement and no registration of the Conversion Stock upon conversion of the Series A Preferred Stock in accordance with the Certificate of Designations will be required, assuming the accuracy of the Purchaser's representations contained in Section 4.5.

        3.24    Board Approval; Stockholder Approval.    (a) The Board of Directors at a meeting duly called and held has unanimously determined the Contemplated Transactions to be advisable and in the best interests of the Company and its stockholders and has approved the Contemplated Transactions. The Board of Directors of the Company has received the opinion of its financial advisor, Southwest Securities, to the effect that, as of the date of such opinion, the issuance of the Series A Preferred Stock and the Offer are fair from a financial point of view to the holders of the Common Stock other than Affiliates of the Company.

        (b)   The Board of Directors has taken all action required in order to (i) exempt the Purchaser, in respect to its purchase and conversion of the Series A Preferred Stock and any other securities of the Company acquired pursuant to the Contemplated Transactions, from "interested stockholder" status as defined under Section 203 of the DGCL and (ii) exempt the Contemplated Transactions from the requirements of, and from triggering any provisions under, any "moratorium," "control share," "fair price," "interested stockholder," "affiliate transaction," "business combination" or other anti-takeover laws and regulations of any Governmental Authority.

        (c)   The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is required under the DGCL to approve the Articles of Amendment and the affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the

Stockholders Meeting is required under the rules of NASDAQ to approve the Contemplated Transactions (collectively, the "Required Vote"). Except for the Required Vote, no approval of the Company Agreements or of the Contemplated Transactions by the holders of any shares of stock of the Company is required in connection with the execution or delivery of the Company Agreements or the consummation of the Contemplated Transactions, whether pursuant to the DGCL, the Certificate of Incorporation or Bylaws, the rules and regulations of the NASD, NASDAQ or otherwise.

        3.25    Series A Preferred Stock.    (a) All shares of the Series A Preferred Stock, when issued and delivered in accordance with the terms of this Agreement, the Certificate of Designations and the other Company Agreements, will be duly and validly issued and outstanding, entitled to the benefits contemplated by the Certificate of Designations, fully paid and nonassessable and free and clear of any Liens (other than any Liens granted by the Purchaser), not subject to preemptive or other similar rights, and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms.

        (b)   All shares of the Common Stock issued and delivered upon conversion of the Series A Preferred Stock, in accordance with the terms of the Certificate of Designation, will, when so issued and delivered, be duly and validly issued and outstanding, fully paid and nonassessable and free and clear of any Liens (other than any Liens granted by the Purchaser) and not subject to preemptive or other similar rights.

        3.26    No Brokers or Finders.    Except as set forth on Schedule 3.26, no agent, broker, finder, or investment or commercial banker or other Person (if any) engaged by or acting on behalf of the Company or any Subsidiary or Affiliate is or will be entitled to any brokerage or finder's or similar fee or other commission as a result of the Company Agreements or the Contemplated Transactions (except for the Closing Amount as set forth in Section 2.4).

        3.27    Disclosure.    Neither this Agreement nor any certificate, instrument or written statement furnished or made to the Purchaser by or on behalf of the Company in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein in light of the circumstances under which they were made not misleading.

        3.28    Suitability.    Neither the Company nor any of its directors, officers, Subsidiaries or, to the knowledge of the Company, other Affiliates (a) has ever been convicted of or, to the knowledge of the Company since July 28, 1999, indicted for any felony or any crime involving fraud, misrepresentation or moral turpitude, (b) is subject to any Decree barring, suspending or otherwise limiting the right of the Company or such Person to engage in any activity or (c) has ever been denied any License affecting the Company's or such Person's ability to conduct any activity currently conducted or currently contemplated to be conducted by the Company, nor, to the knowledge of the Company, is there any basis upon which such License may be denied.

        3.29    Off Balance Sheet Arrangements.    Except as disclosed in Management's Discussion and Analysis of Financial Conditions and Results of Operations in the Company's Form 10-K for the fiscal year ending June 30, 2003, neither the Company nor any of its Subsidiaries has or is subject to any "Off-Balance Sheet Arrangement" (as defined in Item 303(a)(4)(ii) of Regulation S-K promulgated under the Exchange Act).

        3.30    Regulatory Compliance.    (a) The Company and each of its Subsidiaries are in material compliance with (i) to the extent applicable, all rules and regulations of the Medicare and Medicaid programs, including any guidance interpreting such rules and regulations; (ii) all federal laws, rules, regulations and applicable guidance relating to health care fraud and abuse, including, without limitation: (A) the Anti-Kickback Law, 42 U.S.C. §1320a-7b, 42 C.F.R. §1001.952, (B) the federal false coding statute, 42 U.S.C. §1320a-7a, (C) the federal physician self-referral prohibition, 42 U.S.C. §

1395nn, 42 C.F.R. §411.351 et seq., and (D) the false claims act, 31 U.S.C. §3729 et seq.; (iii) any and all state laws relating to health care fraud and abuse; (iv) state laws relating to Medicaid or any other state health care or health insurance programs; (v) federal or state laws relating to billing or claims for reimbursement submitted to any third party payor; and (vi) any other federal or state laws relating to fraudulent, abusive or unlawful practices connected in any way with the provision of health care items or services, or the billing for or claims for reimbursement for such items or services provided to a beneficiary of any state, federal or other governmental health care or health insurance program or any private payor.

        (b)   Since July 28, 1999, neither the Company, any Subsidiary of the Company, nor any director, officer, or, to the knowledge of the Company, any employee or agent, of the Company or any Subsidiary of the Company, with respect to actions taken on behalf of the Company or a Subsidiary of the Company, (i) has been assessed a civil money penalty under Section 1128A of the Social Security Act or any regulations promulgated thereunder, (ii) has been excluded from participation in any federal health care program or state health care program (as such terms are defined by the Social Security Act), (iii) has been convicted of any criminal offense relating to the delivery of any item or service under a federal health care program relating to the unlawful manufacture, distribution, prescription, or dispensing of a prescription drug or a controlled substance or (iv) is a party to or subject to any action or proceeding concerning any of the matters described above in clauses (i) through (iii).

        (c)   The Company and each of its Subsidiaries are in compliance in all material respects with all Requirements of Law with respect to matters relating to patient or individual healthcare information, including, without limitation, the Health Insurance Portability and Accountability Act of 1996, Pub. L. No. 104-191, as amended, and any rules or regulations promulgated thereunder (collectively, the "Healthcare Information Laws"). The Company and each of its Subsidiaries (i) have undertaken all necessary surveys, audits, inventories, reviews, analyses, or assessments (including any necessary risk assessments) on all areas required for material compliance under all Healthcare Information Laws, (ii) have developed a plan and time line for coming into material compliance with all Healthcare Information Laws (the "Compliance Plan") and (iii) have implemented those provisions of the Compliance Plan to ensure that such entity is and will remain in material compliance with all Healthcare Information Laws.

        (d)   The Company and each of its Subsidiaries (i) are in material compliance with all Requirements of Law and any other applicable guidance relating to the operation of pharmacies, the repackaging of drug products, the wholesale distribution of prescription drugs or controlled substances, and the dispensing of prescription drugs or controlled substances, (ii) are in material compliance with all Requirements of Law and any other applicable guidance relating to the labeling, packaging, advertising, or adulteration of prescription drugs or controlled substances and (iii) are not subject to any sanction or other adverse action by any Governmental Authority for the matters described above in clauses (i) and (ii).

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

        The Purchaser hereby represents and warrants to the Company as follows:

        4.1    Existence and Power.    The Purchaser (a) is duly organized and validly existing under the laws of the jurisdiction of its formation and (b) has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.

        4.2    Authorization; No Contravention.    The execution, delivery and performance by the Purchaser of each Company Agreement to which it is a party and the Contemplated Transactions (a) have been duly authorized by all necessary corporate or other action, (b) do not contravene the terms of the

Purchaser's organizational documents, and (c) do not violate, conflict with or result in any breach or contravention of, or the creation of any Lien under, any Contractual Obligation of the Purchaser or any Requirement of Law applicable to the Purchaser, except for such violations, conflicts, breaches or Liens which, individually or in the aggregate, have not had and would not reasonably be expected to have a material adverse effect on the Purchaser's ability to consummate the Contemplated Transactions.

        4.3    Governmental Authorization; Third Party Consents.    Except as listed in Schedule 4.3 or, individually or in the aggregate, has not had and would not reasonably be expected to have a material adverse effect on the Purchaser's legal power or ability to own the Series A Preferred Stock and exercise the rights incident thereto, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any Requirement of Law, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance by the Purchaser, or enforcement against the Purchaser, of this Agreement or the consummation of the Contemplated Transactions.

        4.4    Binding Effect.    This Agreement has been duly executed and delivered by the Purchaser and, subject to Equitable Principles, constitutes the legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms.

        4.5    Purchase for Own Account, Etc.    (a) Purchase for Own Account. The shares of Series A Preferred Stock are being acquired by the Purchaser for its own account and with no current intention of distributing or reselling such shares of Series A Preferred Stock or any part thereof in any transaction that would be in violation of the securities laws of the United States of America or any state, without prejudice, however, to the rights of the Purchaser at all times to sell or otherwise dispose of all or any part of the Series A Preferred Stock under an effective Registration Statement under the Securities Act or under an exemption from said registration available under the Securities Act. The Purchaser understands and agrees that if the Purchaser should in the future decide to dispose of any Series A Preferred Stock, it may do so only in compliance with the Securities Act and applicable state securities laws, as then in effect. The Purchaser agrees to the imprinting, so long as required by law, of a legend on all certificates representing shares of Series A Preferred Stock.

        (b)    Purchaser Status.    The Purchaser is an "Accredited Investor" (as defined in Rule 501(a)) under the Securities Act.

        (c)    Restricted Shares.    The Purchaser understands (i) that the shares of the Series A Preferred Stock have not been, and the shares of Common Stock issuable upon conversion of the Series A Preferred Stock (the "Conversion Shares") will not (subject to Section 9.1) be registered under the Securities Act or any state securities laws, by reason of their issuance by the Company in a transaction exempt from the registration requirements thereof and (ii) the shares of the Series A Preferred Stock and the Conversion Shares may not be sold unless such disposition is registered under the Securities Act and applicable state securities laws or is exempt from registration thereunder.

        4.6    Receipt of Information.    The Purchaser represents that it has had an opportunity to ask questions and receive answers and documents from the Company regarding the business, properties, prospects and financial condition of the Company and concerning the terms and conditions of the offering of the Series A Preferred Stock and to obtain additional information necessary to verify the accuracy of any information furnished to the Purchaser or to which the Purchaser had access.

        4.7    No Brokers or Finders.    Except as contemplated by this Agreement (including the Closing Amount), no agent, broker, finder, or investment or commercial banker or other Person (if any) engaged by or acting on behalf of the Purchaser or any of its Affiliates is or will be entitled to any brokerage or finder's or similar fee or other commission as a result of this Agreement or the Contemplated Transactions.

        4.8    Sufficient Funds.    The Purchaser will have at the Closing funds sufficient to perform its obligations under this Agreement and to consummate the Contemplated Transactions.

        4.9    Litigation.    There is no legal action, suit, arbitration or other legal, administrative or other governmental investigation, inquiry or proceeding pending or, to the knowledge of the Purchaser, threatened against or affecting the Purchaser or relating to any of the Company Agreements or the Contemplated Transactions which, if determined adversely to the Purchaser, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the Purchaser's ability to consummate the Contemplated Transactions. The Purchaser is not subject to any Decree that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the Purchaser's ability to consummate the Contemplated Transactions.

ARTICLE 5

COVENANTS OF THE COMPANY

        5.1    Conduct of Business.    (a) Except as expressly contemplated by this Agreement or consented to in writing by the Purchaser, from the date hereof through the Closing Date, the Company and its Subsidiaries shall conduct their businesses in the ordinary course, consistent with past practice and generally in a manner such that the representations and warranties contained in Article 3, to the extent such matters are within the Company's or any of its Subsidiary's control, shall continue to be true and correct in all material respects on and as of the Closing Date (except for representations and warranties made as of a specific date) as if made on and as of the Closing Date. The Company shall give the Purchaser prompt notice of any event, condition or circumstance known or that becomes known to the Company occurring from the date hereof through the Closing Date that would constitute a violation or breach of (i) any representation or warranty, whether made as of the date hereof or as of the Closing Date, or (ii) any covenant of the Company contained in this Agreement; provided, however, that no such notification shall relieve or cure any such breach or violation of any such representation, warranty or covenant or otherwise affect the accuracy of any such representation or warranty for the purposes of Section 7.1; provided further, however, that the unintentional failure to give notice shall not give rise to a claim for damages by the Purchaser. Without limiting the generality of the foregoing, except as otherwise expressly contemplated by the terms of this Agreement or agreed in writing by the Purchaser, from and after the date hereof and through and including the Closing Date, the Company shall not, and will cause its Subsidiaries not to:

          (i)  make capital expenditures which are more than $100,000 individually or $300,000 in the aggregate except (x) pursuant to agreements or commitments entered into by the Company or any of its Subsidiaries prior to the date hereof and included on Schedule 3.12(a), (y) unless otherwise reserved against in the Company's most recent financial statements filed with the Commission prior to the date hereof, or (z) except as set forth on Schedule 5.1(a)(i);

          (ii)  enter into any or amend any Contractual Obligation, other than in the ordinary course of business, or, in any event, involving more than $100,000 individually or $300,000 in the aggregate except as set forth on Schedule 5.1(a)(ii);

          (iii)  enter into, modify, make, renew, extend or otherwise alter any credit agreement, note or other similar agreement (including any interest rate or currency swap, hedge, collar or straddle or similar transaction) or instrument to which the Company or a Subsidiary is a party or incur or otherwise become liable with respect to any indebtedness, other than (x) trade payables incurred in the ordinary course of business and consistent with past practice, (y) amendments of the HFG Credit Facility that would not impose any additional obligations on the Company or any of its Subsidiaries or otherwise adversely affect the Company or any of its Subsidiaries or (z) as set forth on Schedule 5.1(a)(iii);

          (iv)  enter into any Contractual Obligation with respect to the acquisition of any business, assets or property (real, personal or mixed, tangible or intangible, including stock or other equity interests in, or evidences of the indebtedness of, any other corporation, partnership or entity), other than acquisitions of assets in the ordinary course of business and consistent with past practice;

          (v)  form any joint venture or partnership;

          (vi)  sell, lease, license, surrender, relinquish, encumber, pledge, transfer, amend, convey or otherwise dispose of any business, property or assets (whether tangible or intangible) having an aggregate market value of in excess of $100,000 individually or $300,000 in the aggregate, except (x) sales of the inventory or (y) transactions pursuant to the Receivables Purchase Agreement, in the case of each of clauses (x) and (y) made in the ordinary course of business consistent with past practice or (z) as set forth on Schedule 5.1(a)(vi);

          (vii)  fail to maintain any material property of the Company or any of its Subsidiaries in customary repair, order and condition consistent with the Company's or such Subsidiary's current maintenance policies, ordinary wear and tear excepted;

          (viii)  discontinue, permit to lapse or otherwise fail to keep in full force and effect any material policies of insurance or knowingly take any action that would cause any such policy to terminate or be terminable prior to the expiration of its stated term;

          (ix)  except as required by applicable law, make or change any material Tax election of the Company or any of its Subsidiaries, change any annual Tax accounting period of the Company or any of its Subsidiaries, adopt or change any Tax accounting method of the Company or any of its Subsidiaries, file any return, declaration, report, claim for refund, or information return or statement relating to Taxes (including any schedule or attachment thereto, and including any amendment thereof, a "Return") relating to the Company or any of its Subsidiaries in a manner that is materially inconsistent with past practice, enter into any closing agreement relating to material Taxes of the Company or any of its Subsidiaries, settle any material claim made by any Governmental Authority including social security administration, domestic or foreign, having jurisdiction over the assessment, determination, collection or other imposition of Tax or assessment relating to the Company or any of its Subsidiaries (a "Tax Claim"), surrender any right to claim a refund of Taxes relating to the Company or any of its Subsidiaries, consent to any extensions or waivers of the limitations period applicable to any Tax Claim or assessment relating to the Company or any of its Subsidiaries, or enter into a Tax sharing agreement or similar arrangement with respect to the Company or any of its Subsidiaries;

          (x)  purchase, redeem or otherwise acquire, split, combine or reclassify, directly or indirectly, any of the Common Stock or other equity securities or give notice of any intention to exercise any right to purchase, redeem or otherwise acquire, split, combine or reclassify, any of the Common Stock or other equity securities (including any such purchase, redemption, acquisition or notice in accordance with the terms of the Certificate of Incorporation or Bylaws or any stockholders agreement);

          (xi)  except pursuant to the exercise of (x) Company Options disclosed on Schedule 3.6 or (y) options permitted to be granted pursuant to Section 5.6(iii), issue or sell, or issue any rights to purchase or subscribe for, or subdivide or otherwise change, any shares of the Company's or any of its Subsidiaries' stock or other securities or similar rights;

          (xii)  declare or pay any dividends on or make other distributions (whether in cash, stock or property or any combination thereof), directly or indirectly, in respect of the Common Stock;

          (xiii)  amend the Certificate of Incorporation or Bylaws or the organizational documents of any Subsidiary, except as contemplated herein;

          (xiv)  settle any material Claim of, or against, the Company or its Subsidiaries;

          (xv)  change any method of accounting or accounting practice used by the Company or any of its Subsidiaries, except for any change required by GAAP, by any Governmental Authority or by a change in law;

          (xvi)  cause or permit, by any act or failure to act, any material License to expire or to be revoked, suspended, or modified, or take any action that could reasonably be expected to cause any Governmental Authority to institute proceedings for the suspension, revocation, or adverse modification of any material License;

          (xvii)  maintain any significant amount of investments in or trade in equities or other speculative securities;

          (xviii)  take any corporate or other action in furtherance of any of the foregoing; or

          (xix)  agree to do any of the foregoing.

        (b)   The Company shall promptly file with the Commission a Current Report on Form 8-K pursuant to Item 1 of such Form when such form is required to be filed.

        5.2    No Solicitation.    Without limiting the Company's other obligations under this Agreement, the Company agrees that, from the date hereof until the Closing, neither it nor any of its Subsidiaries nor any of the officers and directors of it or its Subsidiaries shall, and that it shall use its reasonable best efforts to cause its and its Subsidiaries' employees, agents and representatives (including any investment banker, attorney or accountant retained by it or any of its Subsidiaries) not to, directly or indirectly, (i) initiate, solicit, encourage or knowingly facilitate (including by way of furnishing information) any inquiries or the making of any proposal or offer with respect to, or a transaction to effect, a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving it or any of its Subsidiaries, or any purchase or sale of 30% or more of the consolidated assets (including without limitation stock of its Subsidiaries) of it and its Subsidiaries, taken as a whole, or any purchase or sale of, or tender or exchange offer for, the equity securities of the Company that, if consummated, would result in any Person (or the stockholders of such Person) beneficially owning securities representing 20% or more of the total voting power of the Company (or of the surviving parent entity in such transaction) or any of its Subsidiaries (any such proposal, offer or transaction, including any single or multi-step transaction or series of related transactions (other than a proposal or offer made by the Purchaser or any of its Affiliates) being hereinafter referred to as an "Acquisition Proposal"), (ii) have any discussion with or provide any confidential information or data to any Person relating to an Acquisition Proposal, or engage in any negotiations concerning an Acquisition Proposal, or knowingly facilitate any effort or attempt to make or implement an Acquisition Proposal, (iii) approve or recommend, or propose publicly to approve or recommend, any Acquisition Proposal or (iv) approve or recommend, or propose to approve or recommend, or execute or enter into, any letter of intent, agreement in principle, merger agreement, acquisition agreement, option agreement or other similar agreement or propose publicly or agree to do any of the foregoing related to any Acquisition Proposal; provided, however, that the foregoing shall not prohibit the Company, (A) from complying with Rule 14e-2 and Rule 14d-9 under the Exchange Act with regard to a bona fide tender offer or exchange offer, or (B) from participating in negotiations or discussions with or furnishing information to any Person in connection with an unsolicited bona fide Acquisition Proposal which is submitted in writing by such Person to the Board of Directors of the Company after the date hereof; provided further, however, that prior to participating in any such discussions or negotiations or furnishing any information, (i) the Company receives from such Person an executed confidentiality agreement on terms no less favorable to the Company than the

Confidentiality Agreement, a copy of which shall be provided only for informational purposes to the Purchaser, and (ii) the Board of Directors of the Company shall have concluded in good faith, after consulting with its outside financial advisors and counsel, that such Acquisition Proposal is reasonably likely to be or to result in a Superior Proposal (as defined in Section 6.1(b) hereto) (an Acquisition Proposal which meets all of the conditions set forth in this clause (B), including the Board of Directors of the Company having reached the conclusion set forth in clause (B)(ii), being herein referred to as a "Qualified Acquisition Proposal"), or (C) after the Board of Directors of the Company has received a Qualified Acquisition Proposal, from engaging in negotiations and discussions with the Stockholders (as defined in the Support Agreement) with respect to such Qualified Acquisition Proposal. If the Board of Directors of the Company receives an Acquisition Proposal, the Company shall promptly inform the Purchaser in writing of the terms and conditions of such proposal and the identity of the Person making it, and will keep the Purchaser informed, on a current basis, of the status and terms of any such proposals or offers by any Person (whether written or oral). The Company will, and will cause its Affiliates to, immediately cease and cause to be terminated any activities, discussions or negotiations existing as of the date hereof with any Persons (other than the Purchaser and its Affiliates) conducted heretofore with respect to any Acquisition Proposal, and request the return or destruction of all non-public information furnished in connection therewith. The Company shall not release any third party from, or waive any provisions of, any confidentiality or standstill agreement to which such party or its Subsidiaries is a party; provided, however, that the Company may waive any provisions of a standstill agreement so long as (A) the Company promptly informs the Purchaser in writing of such waiver and the identity of the Person requesting such waiver (and the Company hereby agrees that it will keep the Purchaser informed, on a current basis, of the status and terms of any proposal made by the Person requesting such waiver), (B) such waiver is limited to allowing the party subject to the standstill agreement (x) to submit to the Board of Directors of the Company, on a confidential basis, a written Acquisition Proposal and (y) if such Acquisition Proposal is a Qualified Acquisition Proposal, to pursue discussions and negotiations with respect to such Qualified Acquisition Proposal with the Company, and (C) the Company otherwise observes the terms of this Section 5.2 with respect to such Acquisition Proposal.

        5.3    Regulatory Approval; Litigation.    (a) Each of the Purchaser and the Company agrees that it will use its reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other party in doing all things, which may be required to obtain all necessary actions or non-actions, waivers, consents and approval from Governmental Authorities, including without limitation, (x)(i) preparing and filing, or causing to be prepared and filed, with the appropriate Governmental Authorities, the requisite notification with respect to the Contemplated Transactions pursuant to the HSR Act, (ii) promptly supplying all information requested by Governmental Authorities in connection with the HSR Act notification and cooperating with each other in responding to any such request, (iii) using all reasonable efforts to cause the applicable HSR Act waiting periods to be terminated early or to expire without further inquiry or extension of time by any Governmental Authority and (iv) otherwise causing the HSR Requirements to be satisfied, including by supplying all information requested by Governmental Authorities in connection therewith and (y) obtaining the consent of the NASDAQ for the listing of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, subject only to official notice of issuance; provided, however, that, in connection with obtaining any such action, non-action, waiver, consent or approval, the Purchaser shall not be required to agree, and the Company, without the consent of the Purchaser shall not agree, to any condition or action that the Purchaser reasonably believes would, individually or in the aggregate, adversely affect Purchaser's ability to obtain the benefits (financial or otherwise) from the Contemplated Transactions (including benefits set forth in the Company Agreements).

        (b)   The Purchaser and the Company agree that if any Action is brought seeking to restrain or prohibit or otherwise relates to consummation of the Contemplated Transactions, the parties shall use all commercially reasonable efforts to defend such Action, whether judicial or administrative, and to seek to have any stay or temporary restraining order entered by any court or Governmental Authority reversed or vacated.

        5.4    Board of Directors.    At or prior to the Closing Date, the Company will take all action necessary (including without limitation using its reasonable best efforts to cause the resignation of the current members of the Company's (and Subsidiaries') Boards of Directors (and committees thereof)) (or, if necessary, to increase the size of such Boards of Directors) so that, on such date the composition of the Company's Board of Directors shall be as set forth in Exhibit E hereto.

        5.5    Access.    (a) From the date hereof until the Closing, upon reasonable notice, the Company shall (and shall cause its Subsidiaries to) afford to the officers, employees, accountants, counsel, financial advisors and other representatives of the Purchaser reasonable access during normal business hours, during the period prior to the Closing, to all its books, records, properties, plants and personnel and, during such period, the Company shall (and shall cause its Subsidiaries to) furnish promptly to the Purchaser (i) a copy of each report, schedule, registration statement and other document filed, published, announced or received by it during such period pursuant to the requirements of Federal or state laws, as applicable, and (ii) all other information concerning it and its business, properties and personnel as the Purchaser may reasonably request. The Purchaser will hold any information obtained pursuant to this Section 5.5 in confidence in accordance with, and will otherwise be subject to, the provisions of the Confidentiality Agreement. Any investigation by the Purchaser shall not affect the representations and warranties of the Company or the conditions to its obligations to consummate the transactions contemplated by this Agreement.

        (b)   From the date hereof until the Closing, the Company shall promptly keep the Purchaser and its representatives informed of any material development in the business of the Company or its Subsidiaries provided that the unintentional failure to keep the Purchaser and its representatives informed shall not give rise to a claim for damages by any Purchaser. Without limiting the foregoing, from the date hereof until the Closing, the Company shall cause its officers to consult and cooperate with representatives of the Purchaser in order to facilitate a smooth transition as of the Closing. Nothing in this Section 5.5 shall give the Purchaser or its Affiliates any approval rights over the day-to-day activities of the Company.

        5.6    Employee Benefits Matters.    Without limiting the generality of the foregoing, except as otherwise expressly agreed in writing by the Purchaser, the Company shall not, and shall cause its Subsidiaries not to, take any of the following actions:

          (i)  enter into any new Employment Agreement unless such agreement (x) is in the ordinary course consistent with past practice, (y) is terminable at will without severance or (z) does not obligate the Company or any Subsidiary to provide compensation and/or benefits in excess of $120,000 per year unless an offer letter is outstanding, which offer letter is disclosed on Schedule 3.16, or amend any existing Employment Agreement or hire any executive officer of the Company or any of its Subsidiaries;

          (ii)  adopt any new Company Benefit Plan or, except as may be required by applicable law, amend any existing Company Benefit Plan; provided, however, that the Company's 1999 Stock Option Plan may be amended to increase the stock options available for grant thereunder, not to exceed an amount in excess of 2,000,000 options in the aggregate;

          (iii)  except in the ordinary course of business consistent with past practice, grant any stock options or other equity-based compensation to any employee or director of the Company or any of its Subsidiaries; provided, however, that the amount of Shares subject to options or other equity-based compensation awards permitted to be granted pursuant to this Section 5.6(iii) shall not exceed 90,000 (such amount to be increased by the amount of any Company Options cancelled after the date hereof);

          (iv)  increase the salaries, wages, or other compensation or benefits of any employee or director of the Company or any of its Subsidiaries, except for such increases with respect to employees who are not officers of the Company or any of its Subsidiaries that are in the ordinary course of business consistent with past practice and do not result in an aggregate increase in the annual cost of compensation and benefits for employees of the Company and its Subsidiaries of more than five percent (5%) over such annual costs as in effect on the date hereof; or

          (v)  agree to do any of the foregoing.

        5.7    Payment of Dividends.    (a) Except as set forth in Section 5.7(c), the Company agrees that after the Closing, so long as it is not prohibited from doing so under any Requirement of Law (including any fiduciary obligation of the Board of Directors), (a) it will pay cash dividends on the Series A Preferred Stock, as promptly as practicable, on a current basis and (b) if the Company has insufficient surplus to declare such dividends, it will review the values of its assets and will revalue its assets to the extent possible so as to enable it to pay such dividends, as promptly as practicable, on a current basis.

        (b)   In addition, for so long as the Initial Holders (as defined in the Certificate of Designations) beneficially own shares of Common Stock that constitute either (x) 33% or more of the Series A Preferred Stock issued on the Closing Date (as adjusted for any split, subdivision, combination, recapitalization or similar event from the Closing Date until the date of determination) or (y) 15% or more of the combined voting power of the then outstanding Voting Securities, whichever is lower, the Company shall refrain and shall cause its Subsidiaries to refrain from entering into any agreements which would preclude the payment of dividends on the Series A Preferred Stock, excluding the HFG Credit Facility and any agreements for any replacement, refinancing or extension thereof provided that such renewal, refinancing or extension (i) does not provide for borrowings in excess of the amount that may be borrowed under the HFG Credit Facility and (ii) is on substantially similar terms as, or terms no more restrictive with respect to the payment of dividends than, the HFG Credit Facility, and shall seek a waiver under any agreements which would prevent such payments at any time.

        (c)   The Company and the Purchaser agree that no dividends on shares of Series A Preferred Stock shall be declared by the Board of Directors of the Company (A) during the period that a Default or Event of Default (as such terms are defined in the Loan Agreement, as amended from time to time) shall have occurred and be continuing under the Loan Agreement, as amended from time to time, (B) if the payment of any such dividend would result in an Event of Termination (as defined in the Receivables Purchase Agreement, as amended from time to time), (C) if the payment of any such dividend would result in a Group-Wide Event of Termination (as defined in the Receivables Purchase Agreement, as amended from time to time) and (D) if the payment of any such dividend would result in a Servicer Termination Event (as defined in the Receivables Purchase Agreement, as amended from time to time).

        5.8    Consents.    The Company shall (and shall cause its applicable Subsidiary to), on or prior to the Closing, obtain all consents listed or required to be listed on Schedule 3.4 hereto.

        5.9    Legends.    Any legends placed on the Series A Preferred Stock or the Common Stock or other securities issuable, if any, pursuant to the Contemplated Transactions shall be removed by the Company upon delivery of an opinion of counsel reasonably acceptable to the Company stating that such legend is no longer necessary.

        5.10    Confirmation of Surplus.    Prior to the Closing Date, the Board of Directors of the Company shall take all such action as it deems necessary to be reasonably satisfied that the Contemplated Transactions may be effected in a manner consistent with Section 160 of the DGCL.

ARTICLE 6

STOCKHOLDERS MEETING; TENDER OFFER

        6.1    Preparation of Proxy Statement; Stockholders Meeting.    (a) As promptly as reasonably practicable following the date hereof, the Company shall prepare and file with the Commission a proxy statement (such proxy statement and any amendments or supplements thereto, the "Proxy Statement") with respect to the Contemplated Transactions. The Proxy Statement shall seek approval of the matters to be submitted for approval at the Stockholders Meeting as provided below. The Company shall use reasonable best efforts to have the Proxy Statement cleared by the Commission as promptly as reasonably practicable after filing with the Commission. The Company shall, as promptly as practicable after receipt thereof, provide the Purchaser copies of any written comments and advise the Purchaser of any oral comments, with respect to the Proxy Statement received from the Commission. The Company shall provide the Purchaser with a reasonable opportunity to review and comment on the Proxy Statement and any amendment or supplement thereto prior to filing such with the Commission, and with a copy of all such filings made with the Commission. Notwithstanding any other provision herein to the contrary, neither the Proxy Statement nor any amendment or supplement thereto shall be filed or made without the approval of the Purchaser (which approval shall not be unreasonably withheld or delayed). The Company will use reasonable best efforts to cause the Proxy Statement to be mailed to its stockholders as promptly as practicable. If at any time any information should be discovered by the Company which should be set forth in an amendment or supplement to the Proxy Statement so that it would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company shall promptly notify the Purchaser and, to the extent required by applicable law, an appropriate amendment or supplement describing such information shall be promptly filed with the Commission and disseminated to the stockholders of the Company.

        (b)   The Company shall duly take all lawful action to call, give notice of, convene and hold a meeting of its stockholders as promptly as practicable after the date hereof for the purpose of obtaining the Required Vote (including, without limitation, with respect to the issuance of the Series A Preferred Stock and the issuance of shares of Common Stock upon conversion of the Series A Preferred Stock, the Articles of Amendment and such other amendments to the Certificate of Incorporation as may be necessary or appropriate to give effect to any of the Contemplated Transactions (including without limitation the grant of right of first offer as contemplated by Article 9 hereof), and any other action that may be required with respect to any of the transactions contemplated by this Agreement) (the "Stockholders Meeting") and shall take all lawful action to solicit the approval of all such matters by the Company's stockholders. The Company shall include in the Proxy Statement the recommendation of the Board of Directors in favor of approval of all such matters (the "Board Recommendation") and the written opinion of Southwest Securities, dated the date hereof, to the effect that, as of the date hereof, the issuance of the Series A Preferred Stock and the Offer are fair, from a financial point of view, to the holders of the Common Stock other than Affiliates of the Company; provided, that, the Company shall not be required to include the Board Recommendation in the Proxy Statement if, at the time of the mailing of the Proxy Statement, the Board of Directors of the Company would be permitted to make a Change in the Board Recommendation pursuant to the next sentence of this Section 6.1(b). The Board of Directors of the Company shall not withdraw, modify or qualify (or propose to withdraw, modify or qualify) in any manner adverse to the Purchaser such recommendation (a "Change in the Board Recommendation"); provided, however, that the Board of Directors of the Company may make a Change in the Board Recommendation in connection with an unsolicited bona fide Acquisition Proposal which is submitted in writing to the Board of Directors of the Company after the date hereof if the Company shall have complied in all respects with the requirements of Section 5.2 with respect to such Acquisition Proposal; provided that the Board of Directors of the Company shall have concluded in good faith, after consulting with its outside financial advisors and counsel that such Acquisition Proposal is financially superior to the holders of the Common Stock than the Contemplated Transactions, taking into account all relevant factors (including financing, required approvals and the timing and likelihood of consummation and the post-closing prospects for the Company) (a "Superior Proposal") and that the failure to take such action would reasonably be likely to violate the obligations of the directors under Delaware law. Unless this Agreement shall have been terminated in accordance with its terms, the Company shall comply with all of its obligations under this Agreement, including calling and holding a Stockholders Meeting under this Section 6.1(b) and submitting the matters set forth in Section 3.24(c) to a vote of the stockholders of the Company, even if the Board of Directors of the Company determines at any time after the date hereof to make a Change in the Board Recommendation.

        6.2    Tender Offer.    As promptly as reasonably practicable following the date hereof, but in any event not later than one (1) Business Day after the mailing of the Proxy Statement as set forth in Section 6.1(a), the Company shall commence (within the meaning of Rule 13e-4(a)(4) under the Exchange Act), an offer (the "Offer") to purchase up to 4,545,455 outstanding Shares (as adjusted pursuant to Section 2.2) (the "Maximum Number") at a price of $11.00 per Share, net to the seller in cash (as paid pursuant to the Offer, the "Offer Consideration"), in compliance with the applicable provisions of Rule 13e-4 and Rule 13e-3, if applicable, and Regulation MA of the Commission, and pursuant to documentation in form and substance reasonably satisfactory to the Purchaser. The obligation of the Company to consummate the Offer and to accept for payment and pay for Shares validly tendered in the Offer and not withdrawn, up to the Maximum Number, shall be subject only to the conditions set forth in Exhibit F hereto (the "Offer Conditions"). The Company expressly reserves the right, in its sole discretion, to waive any such condition (other than the Minimum Condition as defined in the Offer Conditions) and make any other changes in the terms and conditions of the Offer; provided that no such change may be made unless previously approved by the Purchaser in writing which approval shall not be unreasonably withheld.

        6.3    Other Matters.    The Company shall use its reasonable best efforts to cause the completion of the Offer to occur on the Business Day immediately following the day the Stockholders Meeting occurs. After receipt of a written notice from the Company that all of the conditions set forth in Section 8.1 have been satisfied or waived and subject to the satisfaction or waiver of all of the conditions set forth in Section 7.1, other than the condition that the Company shall have accepted for payment all Shares validly tendered into the Offer and not withdrawn, up to the Maximum Number, the Purchaser shall deliver to the Company written notice indicating that all of the conditions set forth in Section 7.1 have been satisfied or waived by the Purchaser other than the condition that the Company shall have accepted for payment all Shares validly tendered in the Offer and not withdrawn, up to the Maximum Number. Subject to the satisfaction or waiver of all of the Offer Conditions and the conditions set forth in Section 8.1 and upon receipt of the Purchaser's notice, the Company will accept for payment all Shares validly tendered into the Offer and not withdrawn, up to the Maximum Number. The Company and the Purchaser will each use their respective reasonable best efforts to cause the Closing to occur immediately after the Company shall have accepted for payment all Shares validly tendered into the Offer and not withdrawn, up to the Maximum Number.

ARTICLE 7

CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PURCHASER TO CLOSE

        7.1    Conditions to Closing.    The obligation of the Purchaser to enter into and complete the Closing are subject to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by the Purchaser:

          7.1.1    Representations and Covenants.    The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (other than those which are qualified as to materiality, Material Adverse Effect or other similar term, which shall be true and correct in all respects) on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (except that representations and warranties made as of a specific date shall be true and correct in all material respects (except as aforesaid) on such date); the Company shall have in all material respects performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by the Company on or prior to the Closing Date; and the Company shall have delivered to the Purchaser a certificate, dated the date of the Closing Date and signed by an executive officer of the Company, to the foregoing effect.

          7.1.2    Opinion of Counsel to the Company.    The Purchaser shall have received the legal opinion of Fulbright & Jaworski L.L.P., counsel to the Company, dated the Closing Date, addressed to the Purchaser, with respect to the matters set forth in Exhibit G hereto.

          7.1.3    No Actions.    (a) No Action shall be pending or overtly threatened by any Governmental Authority or any other party against the Company or any of its directors or the Purchaser, which Action is reasonably likely to (x) restrain or prohibit the consummation of any of the Contemplated Transactions, or (y) result in damages that alone or together with the costs and expenses of defending such Action are material in relation to the Company and its Subsidiaries, taken as a whole.

          (b)   No law, order, decree, rule or injunction shall have been enacted, entered, promulgated or enforced by any Governmental Authority that prohibits or makes illegal the consummation of any of the Contemplated Transactions.

          7.1.4    Stockholder Approval.    The Required Vote shall have been obtained and shall be in full force and effect.

          7.1.5    No Material Adverse Effect.    Since the date hereof, no event or development shall have occurred (or failed to occur) and there shall be no circumstance (and the Purchaser shall not have become aware of any previously existing circumstance) that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

          7.1.6    Material Contracts.    No more than one of the Contractual Obligations listed on Schedule 7.1.6 (i) shall not be in full force and effect at the Closing or (ii) shall, to the knowledge of the Company, be terminated during the current term or not be renewed upon the expiration of its current term.

          7.1.7    Consents.    Any and all consents, approvals, orders, Licenses and other actions (i) necessary to be obtained from Governmental Authorities in order to consummate the Contemplated Transactions and for the Company to operate its business as currently conducted and as currently contemplated to be conducted following the Closing shall have been obtained and delivered to Purchaser without any limitation, restriction or requirement that would adversely affect the ability of the Purchaser to obtain the benefits (financial or otherwise) from the Contemplated Transactions, and any applicable waiting periods (and any extensions thereof) shall have been terminated or shall have expired, and (ii) necessary to be obtained from parties other than Governmental Authorities in order to consummate the Contemplated Transactions and for the Company to operate its business as currently conducted and as currently contemplated to be conducted following the Closing (except for those consents, approvals, orders, Licenses and other actions, the failure of which to obtain, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect) shall have been obtained and delivered to Purchaser without any material adverse change in the terms or conditions of any Contractual Obligation, and all such consents, approvals, orders, Licenses and other actions shall be in full force and effect.

          7.1.8    NASDAQ Listing.    The shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall have been approved for listing on NASDAQ, subject only to official notice of issuance.

          7.1.9    Completion of the Offer.    All of the Offer Conditions shall be satisfied and the Company shall have accepted for payment all Shares validly tendered in the Offer and not withdrawn, up to the Maximum Number.

          7.1.10    Company Agreements.    The Company shall have entered into the Registration Rights Agreement and the Management Rights Letter. The Articles of Amendment and the Certificate of Designations in the forms attached hereto as Exhibits B and C shall, respectively, have been filed with and accepted for record by the Secretary of State of Delaware in accordance with the DGCL. The Company shall have adopted the Amended Bylaws in the form attached hereto as Exhibit A.

          7.1.11    Employment.    James J. Bigl, the President and Chief Executive Officer of the Company, shall continue to be an active employee of the Company, and the Employment Agreement between Company and James J. Bigl, dated May 3, 2000 amended by amendments no. 1 - 6 in the form in effect on the date hereof shall be in full force and effect on the Closing Date.

          7.1.12    Board of Directors.    The Board of Directors of the Company shall have been reconstituted as set forth on Exhibit E, effective as of the Closing.

ARTICLE 8

CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO CLOSE

        8.1    Conditions to Closing.    The obligation of the Company to enter into and complete the Closing are subject to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by the Company:

          8.1.1    Representations and Covenants.    The representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (except that representations and warranties made as of a specific date shall be true and correct in all material respects on such date); the Purchaser shall have in all material respects performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date; and the Purchaser shall have delivered to the Company a certificate, dated the date of the Closing Date and signed by the Purchaser, to the foregoing effect.

          8.1.2    No Actions.    (a) No Action shall be pending or overtly threatened by any Governmental Authority or any other party against the Company or any of its directors or the Purchaser, which Action is reasonably likely to (x) restrain or prohibit the consummation of any of the Contemplated Transactions, or (y) result in damages that alone or together with the costs and expenses of defending such Action are material in relation to the Company and its Subsidiaries, taken as a whole.

          (b)   No law, order, decree, rule or injunction shall have been enacted, entered, promulgated or enforced by any Governmental Authority that prohibits or makes illegal or otherwise relates to the consummation of any of the Contemplated Transactions.

          8.1.3    Stockholder Approval.    The Required Vote shall have been obtained and shall be in full force and effect.

          8.1.4    Consents.    Any and all consents, approvals, orders, Licenses and other actions necessary to be obtained (a) from Governmental Authorities in order to consummate the Contemplated Transactions and for the Company to operate its business as currently conducted and as currently contemplated to be conducted following the Closing and (b) from parties other than Governmental Authorities in order to consummate the Contemplated Transactions shall have been obtained (except for those consents, approvals, orders, Licenses and other actions, the failure of which to obtain, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect), and any applicable waiting periods (and any extensions thereof) shall have been terminated or shall have expired.

          8.1.5    Completion of the Offer.    The Minimum Condition shall be satisfied.

ARTICLE 9

REGISTRATION RIGHTS; RIGHT OF FIRST OFFER; OTHER AGREEMENTS OF THE COMPANY

        9.1    Registration Rights.    On or prior to the Closing Date, the Company shall enter into a Registration Rights Agreement (the "Registration Rights Agreement") with respect to the Registrable Securities having the terms set forth in Exhibit H hereto.

        9.2    Other Registration Rights.    The Company shall not grant any right of registration under the Securities Act relating to any of its securities to any Person other than the Purchaser if such rights would or could reasonably be expected to frustrate, impede or limit the Purchaser's rights pursuant to the Registration Rights Agreement.

        9.3    Right of First Offer.    (a) From the Closing Date, and for as long as the Purchaser beneficially owns shares of Common Stock that constitute either (x) 33% or more of the Series A Preferred Stock issued on the Closing Date (as adjusted for any split, subdivision, combination, recapitalization or similar event from the Closing Date until the date of determination) or (y) 15% or more of the combined voting power of the then outstanding Voting Securities, whichever is lower, in the event the Company proposes to issue Common Stock of any kind (including any warrants, options or securities or units comprising securities convertible into or exchangeable for Common Stock or rights to acquire the same) of the Company, other than (1) stock options to acquire shares of Common Stock or restricted Common Stock issued after the Closing Date to employees, consultants, officers or non-employee directors of the Company which issuances have been approved by the Board of Directors and the Compensation Committee of the Board of Directors pursuant to any stock option, restricted stock, stock purchase or stock bonus plan, agreement or arrangement that has been approved by the Board of Directors and the Compensation Committee of the Board of Directors and any shares of Common Stock issuable upon the exercise of such stock options; (2) securities issued upon conversion of the Series A Preferred Stock; (3) securities issuable as dividends or distributions on shares of the Company's Series A Preferred Stock; (4) securities issued as consideration for the acquisition of another business entity or business segment of any such entity by the Company by merger, purchase of substantially all the assets or other reorganization agreement if such issuance is approved by the Board of Directors; (5) securities issuable upon exercise of outstanding Company Options and Common Stock issuable in connection with prior acquisitions by the Company, each as set forth on Schedule 3.6;

(6) securities issuable upon conversion or exchange of (a) securities issued in accordance with this Section 9.3 or (b) securities issued pursuant to clauses (1) through (5) above, then the Company shall:

          (i)  deliver to the Purchaser written notice setting forth in reasonable detail (1) the terms and provisions of the securities proposed to be issued (the "Proposed Securities"); (2) the price and other terms of the proposed sale of such securities; (3) the amount of such securities proposed to be issued; and (4) such other information as the Purchaser may reasonably request in order to evaluate the proposed issuance; and

          (ii)  offer to issue to the Purchaser a portion of the Proposed Securities equal to a percentage determined by dividing (x) the number of shares of Common Stock beneficially owned by the Purchaser (assuming conversion of all shares of Series A Preferred Stock into Common Stock), by (y) the total number of shares of Common Stock then outstanding.

        The Purchaser must exercise the purchase rights hereunder within 20 Business Days after receipt of such notice from the Company.

        (b)   Upon the expiration of the offering period described above, or if the Purchaser shall default in paying for or purchasing the Proposed Securities on the terms offered by the Company, the Company shall thereafter be free to sell such Proposed Securities that the Purchaser has not elected to purchase during the 120 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to the Purchaser. Any Proposed Securities offered or sold by the Company after such 120-day period must be reoffered to the Purchaser pursuant to this Section 9.3.

        (c)   The election by the Purchaser not to exercise its rights under this Section 9.3 in any one instance shall not affect its rights (other than in respect of a reduction in their percentage holdings) as to any subsequent proposed issuance. Any sale of such securities by the Company without first giving the Purchaser the rights described in this Section 9.3 shall be void and of no force and effect, and the Company shall not register such sale or issuance on the books and records of the Company.

        9.4    Rule 144.    The Company shall file all reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the Purchaser may reasonably request, all to the extent required to enable the Purchaser to sell the Series A Preferred Stock or the Common Stock into which the Series A Preferred Stock may be converted pursuant to and in accordance with Rule 144. Such action shall include, but not be limited to, making available adequate current public information meeting the requirements of paragraph (c) of Rule 144.

        9.5    Availability of Common Stock.    The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of the Series A Preferred Stock, at least the full number of shares of Common Stock then issuable upon the conversion of such securities. The Company will, from time to time, in accordance with the laws of the State of Delaware, increase the authorized amount of Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall be insufficient to permit conversion of the Series A Preferred Stock.

        9.6    No Rights Plan.    From the date hereof and for as long as the Purchaser beneficially owns Common Stock representing at least 15% of the total voting power of the Company (assuming conversion of all then outstanding shares of Series A Preferred Stock into Common Stock, regardless of whether such securities are actually then convertible), without the prior written consent of the Purchaser, the Company shall not adopt or enter into any "poison pill" rights plan or any similar plan or agreement or declare or pay any dividend of any rights to purchase stock of the Company in connection with such a plan or agreement.

ARTICLE 10

TERMINATION OF AGREEMENT

        10.1    Termination.    (a) This Agreement may be terminated prior to the Closing as follows:

          (i)  by either the Purchaser or the Company if (A) the Closing shall not have occurred before April 30, 2004, or (B) the approval of the Company's stockholders, as set forth in Section 6.1(b) hereof, shall not have been obtained by reason of the failure to obtain the Required Vote at a duly held meeting of stockholders or any adjournment thereof; provided, however, that the right to terminate this Agreement under this Section 10.1(a)(i) shall not be available to any party whose failure to perform any covenant or obligation under this Agreement or willful breach of a representation or warranty has been the cause of or resulted in the failure of the Closing to occur on or before such date;

          (ii)  at the election of the Purchaser, if (A) prior to the Closing Date there shall have been a breach of any of the Company's representations, warranties, covenants or agreements, which breach would result in the failure to satisfy any of the conditions set forth in Section 7.1, and such breach shall be incapable of being cured or, if capable of being cured, shall not have been cured within 30 days after written notice thereof shall have been received by the Company, (B) the Board of Directors shall have (x) failed to make the Board Recommendation, (y) withdrawn the Board Recommendation or (z) modified or qualified, in any manner adverse to the Purchaser, the Board Recommendation (or resolved or proposed to take any such action referred to in clause (x), (y) or (z)), in each case whether or not permitted by the terms hereof, (C) the Company shall have breached its obligations under this Agreement by reason of either a breach of Section 5.2, a failure to call and hold the Stockholders Meeting in accordance with Section 6.1(b), a failure to prepare and mail to its stockholders the Proxy Statement in accordance with Section 6.1(a) or a failure to commence the Offer in accordance with Section 6.2 or to consummate the Offer promptly upon satisfaction of the Offer Conditions in accordance with Section 6.2 after receipt of the notice from the Purchaser pursuant to Section 6.3, unless such failure was caused by the actions or inactions of the Purchaser (or its representatives) in violation in any material respect of their obligations under this Agreement, or (D) any of the stockholders party to the Support Agreement shall have breached any of their respective obligations under Sections 1 and 2 of the Support Agreement in any material respects and such breach shall be incapable of being cured or, if capable of being cured, shall not have been cured within 30 days after written notice thereof shall have been received by such stockholder;

          (iii)  at the election of the Company, if prior to the Closing Date there shall have been a breach of any of the Purchaser's representations, warranties, covenants or agreements, which breach would result in the failure to satisfy any of the conditions set forth in Section 8.1, and such breach shall be incapable of being cured or, if capable of being cured, shall not have been cured within 30 days after written notice thereof shall have been received by the Purchaser;

          (iv)  at the election of the Company or the Purchaser, if any Governmental Authority has taken any Action, which Action is final and not subject to appeal, seeking to prevent the consummation of the Closing or any other Contemplated Transaction and the Company or the Purchaser, as the case may be, reasonably and in good faith deem it impracticable or inadvisable to proceed in view of such Action; provided, however, that the party terminating this Agreement pursuant to this Section 10.1(iv) shall have used all commercially reasonable efforts to have such Action vacated;

          (v)  at the election of the Company, if (A) the Company is not in breach in any material respect of any of the terms of this Agreement, (B) the Board of Directors of the Company shall have made a Change in the Board Recommendation in accordance with Section 6.1 and authorizes the Company, subject to complying with the terms of this Agreement, to enter into a binding written agreement concerning a transaction that constitutes a Superior Proposal and the Company notifies the Purchaser in writing that it intends to enter into such an agreement, attaching the most current version of such agreement to such notice (the "Alternative Transaction Notice"), (C) the Purchaser does not make, prior to five Business Days after receipt of the Alternative Transaction Notice, an offer that the Board of Directors of the Company determines, in good faith after consultation with its financial advisors, is at least as favorable as the Superior Proposal taking into account all relevant factors (including financing, required approvals, the timing and likelihood of consummation and the post-closing prospects for the Company) and (D) the Company prior to such termination pays to the Purchaser in immediately available funds the fees and expenses required to be paid pursuant to Section 10.3 and Section 12.2(b); or

          (vi)  at any time on or prior to the Closing Date, by mutual written consent of the Company and the Purchaser.

        (b)   If this Agreement so terminates, it shall become null and void and have no further force or effect, except as provided in Sections 10.2 and 10.3.

        10.2    Survival after Termination.    If this Agreement terminates pursuant to Section 10.1 and the Contemplated Transactions are not consummated, this Agreement shall become null and void and have no further force or effect, except that any such termination shall be without prejudice to the rights of any party on account of the non-satisfaction of the conditions set forth in Articles 7 and 8 or on account of the termination of this Agreement, each resulting from the intentional or willful breach or violation of the representations, warranties, covenants or agreements of another party under this Agreement. Notwithstanding anything in this Agreement to the contrary, the provisions of Sections 3.26 and 4.7, this Section 10.2, Sections 10.3, 11.1 and 11.2 and Article 12 shall survive any termination of this Agreement.

        10.3    Termination Payment.    If

          (i)  this Agreement shall be terminated at a time at which the Purchaser is entitled to terminate this Agreement pursuant to Section 10.1(a)(ii)(A) and either (x) within twelve (12) months of such termination the Company or any of its Subsidiaries enters into any agreement with respect to, or consummates, any Acquisition Proposal that was received prior to such termination or (y) within (3) months of such termination the Company or any of its Subsidiaries enters into any agreement with respect to, or consummates, any Acquisition Proposal, or

          (ii)  this Agreement shall be terminated at a time at which the Purchaser is entitled to terminate this Agreement pursuant to Section 10.1(a)(ii)(B) and the approval of the Company's stockholders, as set forth in Section 6.1(b), shall not have been obtained by reason of the failure to obtain the Required Vote at a duly held meeting of stockholders or any adjournment thereof, or

          (iii)  this Agreement shall be terminated at a time at which the Purchaser is entitled to terminate this Agreement pursuant to Section 10.1(a)(ii)(C),

then, in each such case, the Company shall promptly, but in no event later than the date of such termination (or in the case of clause (i), if later, the date the Company or its Subsidiary enters into such agreement with respect to or consummates (whichever is earlier) such Acquisition Proposal), pay the Purchaser (to the account or accounts designated by the Purchaser) a termination payment in an amount equal to $2,000,000 (the "Termination Payment"), by wire transfer of immediately available funds, in addition to any amount to which Purchaser is then entitled pursuant to Section 12.2(b).

        If the Company elects to terminate this Agreement pursuant to Section 10(a)(v), the Company, prior to such termination, shall pay to the Purchaser (to the account or accounts designated by the Purchaser) the Termination Payment, by wire transfer of immediately available funds, in addition to any amount to which Purchaser is then entitled pursuant to Section 12.2(b).

        Notwithstanding the foregoing, if the Purchaser is paid any amounts pursuant to Section 3(f) of the Support Agreement (the "Support Payment"), any such amounts paid, less the amount of the Tax Holdback, shall reduce the amount of the Termination Payment payable to the Purchaser pursuant to this Section 10.3 (but shall not reduce any amount that the Purchaser is entitled to pursuant to Section 12.2(b)); provided, however, that if a Termination Payment becomes payable pursuant to this Section 10.3 prior to the time that a Support Payment is payable, the Company shall pay the Termination Payment to the Purchaser in accordance with this Section 10.3 and the Purchaser shall pay over to the Company the amount of any Support Payment received by the Purchaser, less the amount of the Tax Holdback, as and when the Support Payment is actually received. As used herein, the term "Tax Holdback" shall mean the amount that Purchaser reasonably believes will be necessary to satisfy any potential indemnification obligations that the Purchaser may have under Section 3(f)(iv) of the Support Agreement.

ARTICLE 11

INDEMNIFICATION

        11.1    Indemnification.    The Company hereby agrees to indemnify, defend and hold harmless the Purchaser, its Affiliates and its directors, managers, officers, agents, advisors, representatives, employees, successors and assigns (each, a "Purchaser Indemnitee") from and against all Claims, including without limitation, interest, penalties and attorneys' fees and expenses, asserted against, resulting to, or imposed upon or incurred by such Purchaser Indemnitee by a third party and arising out of or resulting from any allegation or Claim in respect of any wrongful action or inaction by the Company in connection with the authorization, execution, delivery and performance of this Agreement or the Company Agreements, except to the extent that the Purchaser Indemnitee has committed a material breach of its representations, warranties or obligations under this Agreement, which breach is the cause of the Company's wrongful action or inaction. If the Closing occurs, any payment by the Company to any Purchaser Indemnitee pursuant to Section 11.1 shall be treated for all income tax purposes as an adjustment to the price paid by the Purchaser for the Series A Preferred Stock pursuant to this Agreement.

        11.2    Terms of Indemnification.    The obligations and liabilities of the Company with respect to Claims by third parties will be subject to the following terms and conditions: (a) a Purchaser Indemnitee will give the Company prompt notice of any Claims asserted against, resulting to, imposed upon or incurred by such Purchaser Indemnitee, directly or indirectly, and the Company will undertake the defense thereof by representatives of their own choosing which are reasonably satisfactory to such Purchaser Indemnitee; provided that the failure of any Purchaser Indemnitee to give notice as provided in this Section 11.2 shall not relieve the Company of its obligations under this Article 11, except to the extent that such failure has materially and adversely affected the rights of the Company; (b) if within a reasonable time after notice of any Claim, the Company fails to defend, such Purchaser Indemnitee will have the right to undertake the defense, compromise or settlement of such Claims on behalf of and for the account and at the risk of the Company, subject to the right of the Company to assume the defense of such Claim at any time prior to settlement, compromise or final determination thereof; (c) if there is a reasonable probability that a Claim may materially and adversely affect a Purchaser Indemnitee other than as a result of money damages or other money payments, such Purchaser Indemnitee will have the right at its own expense to defend, or co-defend, such Claim; (d) neither the Company nor the Purchaser Indemnitee will, without the prior written consent of the other, settle or compromise any Claim or consent to entry of any judgment relating to any such Claim; (e) with respect to any Claims asserted against a Purchaser Indemnitee, such Purchaser Indemnitee will have the right to employ one counsel of its choice in each applicable jurisdiction (if more than one jurisdiction is involved) to represent such Purchaser Indemnitee if, in such Purchaser Indemnitee's reasonable judgment, a conflict of interest between such Purchaser Indemnitee and the Company exists in respect of such Claims, and in that event the fees and expenses of such separate counsel shall be paid by the Company; and (f) the Company will provide each Purchaser Indemnitee reasonable access to all records and documents of the Company relating to any Claim.

ARTICLE 12

MISCELLANEOUS

        12.1    Survival.    All representations and warranties, covenants and agreements of the Company and the Purchaser contained in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Purchaser or any controlling Person thereof or by or on behalf of the Company, any of its officers and directors or any controlling Person thereof, and such representations and warranties shall expire on the Closing Date (except as provided in Section 2.6). The covenants and agreements contained herein shall survive in accordance with their terms.

        12.2    Fees and Expenses.    (a) The Company shall pay its own expenses incurred in connection with the negotiation, execution, delivery, performance and consummation of this Agreement and the Contemplated Transactions (including without limitations expenses incurred in connection with the Offer and the filing, printing and mailing of the Proxy Statement).

        (b)   Unless this Agreement is terminated pursuant to Section 10.1(a)(i)(B) (provided such termination is not at a time that the Purchaser is entitled to terminate this Agreement pursuant to another provision of Section 10.1(a) and be reimbursed for its expenses under this Section 12.2(b)), 10.1(a)(ii)(D) or 10.1(a)(iii), whether or not the Contemplated Transactions are consummated and without limiting Section 10.3, the Company shall reimburse the Purchaser for the reasonable, documented out-of-pocket expenses of the Purchaser or any of their Affiliates (whether or not incurred prior to the date hereof) not to exceed $1,500,000 in the aggregate, including, without limitation, the fees, disbursements and other reasonable expenses of attorneys, accountants and any other advisors thereto, arising out of or relating to the negotiation, execution, delivery, performance and consummation of this Agreement and the Contemplated Transactions and all filing fees and expenses incurred by the Purchaser in connection with any filing by the Purchaser under the HSR Act ("Transaction Expenses"); provided, that if this Agreement is terminated pursuant to Section 10(a)(i)(A), the Transaction Expenses shall be reimbursed only if within twelve (12) months of such termination the Company or any of its Subsidiaries enters into any agreement with respect to, or consummates, any Acquisition Proposal that was received prior to such termination. Such reimbursement shall be made from time to time not later than the third Business Day following the date on which the Purchaser provides a written documented statement of their theretofore unreimbursed expenses to the Company.

        (c)   On the Closing Date, the Company shall pay to the Purchaser the Closing Amount, as set forth in Section 2.4.

        12.3    Notices.    All notices or other communications required or permitted hereunder shall be in writing and shall be delivered personally, telecopied or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given if delivered personally or telecopied, on the date of such delivery, or if sent by reputable overnight courier, on the first Business Day following the date of such mailing, as follows:

        (a)   if to the Company:

  National Medical Health Card Systems, Inc.
  26 Harbor Park Drive
  Port Washington, New York 11050
  Attn: Chief Financial Officer
  Telecopy: (516) 626-8002

  with a copy to:

  Fulbright & Jaworski L.L.P.
  666 Fifth Avenue
  New York, New York 10103
  Attention: Steven I. Suzzan, Esq.
  Telecopy: (212) 318-3400

        (b)   if to the Purchaser:

  New Mountain Partners, L.P.
  712 Fifth Avenue, 23rd Floor
  New York, New York 10019
  Attn: Mr. Steven B. Klinsky
  Telecopy: (212) 582-1816

  with a copy to:

  Fried, Frank, Harris, Shriver & Jacobson
  One New York Plaza
  New York, New York 10004
  Attn: Aviva F. Diamant, Esq.
  Telecopy: (212) 859-4000

Any party may by notice given in accordance with this Section 12.3 designate another address or Person for receipt of notices hereunder.

        12.4    Successors and Assigns.    This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Other than the parties hereto and their successors and permitted assigns, and except as set forth in Article 11, no Person is intended to be a beneficiary of this Agreement. No party hereto may assign its rights under this Agreement without the prior written consent of the other party hereto; provided, however, that, without the prior written consent of the Company, (x) prior to the Closing the Purchaser may assign all or any portion of its rights hereunder (along with the corresponding obligations) to any Affiliate of the Purchaser and (y) after the Closing the Purchaser may assign all or any portion of its rights hereunder (along with the corresponding obligations) to any purchaser or transferee of shares of the Series A Preferred Stock. Any assignee of any Purchaser pursuant to the proviso of the foregoing sentence shall be deemed to be a "Purchaser" for all purposes of this Agreement.

        12.5    Amendment and Waiver.    (a) No failure or delay on the part of the Company or the Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

        The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Purchaser at law, in equity or otherwise.

        (b)   Any amendment, supplement or modification of or to any provision of this Agreement and any waiver of any provision of this Agreement shall be effective only if it is made or given in writing and signed by the Company (in the case of any amendment, supplement, modification or waiver after the Closing, with the approval of not less than a majority of the directors not appointed by the Purchaser) and the Purchaser.

        12.6    Counterparts.    This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, all of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        12.7    Headings.    The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        12.8    Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.    This Agreement shall be governed by and construed in accordance with the Requirements of Law of the State of New York without giving effect to the principles of conflict of laws. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in the County of New York, for any Action arising out of or relating to this Agreement and the Contemplated Transactions (and agrees not to commence any Action relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement, or such other address as may be given by one or more parties to the other parties in accordance with the notice provisions of Section 12.2, shall be effective service of process for any action, suit or proceeding brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America, in each case located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Action brought in any such court has been brought in an inconvenient forum. Each of the parties irrevocably and unconditionally waives, to the fullest extent permitted by applicable Requirements of Law, any and all rights to trial by jury in connection with any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

        12.9    Severability.    If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

        12.10    Entire Agreement.    This Agreement, together with the schedules and exhibits hereto, and the Company Agreements referred to herein or delivered pursuant hereto, are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the schedules and exhibits hereto, and the Company Agreements referred to herein or delivered pursuant hereto, supersede all prior agreements and understandings between the parties with respect to such subject matter.

        12.11    Further Assurances.    Subject to the terms and conditions of this Agreement, from time to time after the Closing, the Company and the Purchaser agree to cooperate with each other, and at the request of the other party, to execute and deliver any further instruments or documents and take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the Contemplated Transactions and to otherwise carry out the intent of the parties hereunder. In furtherance and not in limitation of the foregoing, the Company agrees to all actions necessary to give effect to the voting rights of the Series A Preferred Stock in accordance with the terms thereof.

        12.12    Public Announcements.    Except as required by any Requirement of Law, none of the parties hereto will issue or make any reports, statements or releases to the public with respect to this Agreement or the Contemplated Transactions without consulting the other parties, and, during the period from the date hereof until thirty (30) days after the Closing Date, without the approval of the other parties (such approval not to be unreasonably withheld or delayed).

        12.13    Specific Performance.    The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief or any requirement for a bond.

        12.14    Subsidiaries.    Whenever this Agreement provides that a Subsidiary of the Company is obligated to take or refrain from taking any action, the Company shall cause such Subsidiary to take or refrain from taking such action.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
By:	/s/ JAMES J. BIGL Name: James J. Bigl Title: President and CEO
PURCHASER:
NEW MOUNTAIN PARTNERS, L.P.
By:	New Mountain Investments, L.P., its general partner
	By:	New Mountain GP, LLC, its general partner
		By:	/s/ STEVEN B. KLINSKY Name: Steven B. Klinsky Title: Chief Executive Officer

ANNEX C

FORM OF CERTIFICATE OF DESIGNATIONS,
PREFERENCES AND RIGHTS
of
SERIES A
7% CONVERTIBLE PREFERRED STOCK
of
NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.

        Pursuant to Section 151 of the General Corporation Law of the State of Delaware

        National Medical Health Card Systems, Inc., a Delaware corporation (the "Corporation"), certifies that pursuant to the authority contained in its Certificate of Incorporation (the "Certificate of Incorporation"), and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware (the "DGCL"), its Board of Directors (the "Board of Directors") has adopted the following resolution creating a series of its Preferred Stock, par value $0.10 per share, designated as Series A Convertible Preferred Stock:

        RESOLVED, that a series of authorized Preferred Stock, par value $0.10 per share, of the Corporation be hereby created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

        SECTION 1. DESIGNATION AND AMOUNT.

        The shares of such series shall be designated as the "Series A 7% Convertible Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting such series shall be 6,956,522 shares of Series A Preferred Stock.

        SECTION 2. RANK.

        The Series A Preferred Stock shall, with respect to payment of dividends, distributions, redemption payments and rights upon any Liquidation of the Corporation, rank (i) senior to all Junior Securities, (ii) on a parity with all Parity Securities and (iii) junior to all Senior Securities.

        SECTION 3. DIVIDENDS AND DISTRIBUTIONS.

  (a)
  Payment and Accrual of Dividends.

            (i)    From (and including) the Issuance Date until the fifth anniversary of such date, the holders of the issued and outstanding shares of Series A Preferred Stock shall be entitled to receive when, as and if declared by the Board of Directors or a duly authorized committee thereof, out of profits, surplus or other funds of the Corporation legally available therefor, a cumulative dividend on each share of Series A Preferred Stock at the rate of 7% per annum on the Accrued Value thereof. Such dividends shall be fully cumulative and accumulate and accrue on a daily basis (computed on the basis of actual number of days elapsed in a year of 365 or 366 days, as the case may be) and compound and be payable in cash quarterly in arrears on the Dividend Payment Dates at the rate indicated above and in the manner set forth herein (whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends).

            (ii)   From (and including) the fifth anniversary of the Issuance Date, the holders of the issued and outstanding shares of Series A Preferred Stock shall be entitled to receive when, as and if declared by the Board of Directors or a duly authorized committee thereof, out of profits, surplus or other funds of the Corporation legally available therefor, a cumulative dividend on each share of Series A Preferred Stock at the rate of 3.5% per annum on the Accrued Value thereof. Such dividends shall be fully cumulative and accumulate and accrue on a daily basis (computed on the basis of actual number of days elapsed in a year of 365 or 366 days, as the case may be) and compound and be payable in cash quarterly in arrears on the Dividend Payment Dates at the rate indicated above and in the manner set forth herein (whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends). For avoidance of doubt, pursuant to clauses (i) and (ii) of this Section 3(a), dividends shall accumulate and accrue, but not compound, on a daily basis, and dividends shall compound quarterly and be added to Accrued Value on a Dividend Payment Date only if such dividends have not been paid on such Dividend Payment Date.

            (iii)  Each such dividend shall be payable on the applicable Dividend Payment Date to the holders of record of shares of the Series A Preferred Stock, as they appear on the stock ledger of the Corporation at the close of business on the day immediately preceding such Dividend Payment Date. Notwithstanding the foregoing, the Corporation shall not pay any dividend on the Series A Preferred Stock (A) during the period that a Default or Event of Default (as such terms are defined in the Loan Agreement, as amended from time to time) shall have occurred and be continuing under the Loan Agreement, as amended from time to time, (B) if the payment of any such dividend would result in an Event of Termination (as defined in the Receivables Purchase Agreement, as amended from time to time), (C) if the payment of any such dividend would result in a Group-Wide Event of Termination (as defined in the Receivables Purchase Agreement, as amended from time to time) or (D) if the payment of any such dividend would result in a Servicer Termination Event (as defined in the Receivables Purchase Agreement, as amended from time to time). Any dividend that is not otherwise paid in cash on the applicable Dividend Payment Date (whether due to the Corporation's inability to pay such dividend in cash or as a result of the prohibitions of any of clauses (A) through (D) of this Section 3(a)(iii) or otherwise) shall automatically, and without any action on the part of the Corporation, accrue and compound and be added to the Accrued Value on such Dividend Payment Date. Once such dividends have been added to the Accrued Value, dividends shall accrue and accumulate thereon in accordance with clause (i) or (ii) of this Section 3(a), as applicable, until such time, if any, as such dividends, together with all accrued and unpaid dividends thereon, are subsequently paid in cash by the Corporation (at which time such dividends, to the extent paid as aforesaid, shall be deducted from the Accrued Value). Dividends shall cease to accrue and accumulate in respect of the Series A Preferred Stock on the Optional Redemption Date, the Redemption Date or the Conversion Date for such shares as the case may be, unless (1) in the case of the Optional Redemption Date or the Redemption Date, the Corporation fails to pay any amount necessary for such redemption (including any accrued but unpaid dividends required to be paid at such time) when due in accordance with Section 4(c) or Section 5(c) hereof, as applicable, or, (2) in the case of a Conversion Date, the Corporation fails to deliver certificates representing the Common Stock or other assets or securities issuable upon such conversion within three Business Days of the Conversion Date; in the case of either clause (1) or (2) above, dividends shall continue to accumulate and accrue from the Redemption Date or the Conversion Date, as the case may be, at the rate indicated above, or from the Optional Redemption Date as set forth in Section 4(f), until such payment (and payment of such additional dividends) and/or delivery (and delivery of such additional shares or money owed by reason of the continued accumulation and accrual of dividends) is made. Any holder may request in writing that the Corporation pay any dividend or all dividends authorized with respect to any or all Dividend Payment Dates by means of wire transfer to an account specified by the holder in such notice. Such notice shall not apply to a Dividend Payment Date if received less than five days prior thereto.

            (iv)  All dividend payments paid (or accrued) with respect to shares of Series A Preferred Stock shall be paid pro rata (or accrued pro rata for the benefit of the holders entitled thereto), based on the number of shares of Series A Preferred Stock owned by each such holder.

  (b)
  Restricted Payments.

            (i)    Junior Securities. So long as any shares of the Series A Preferred Stock are outstanding, the Corporation shall not, directly or indirectly (whether by any Person, directly or indirectly, controlled by the Corporation or otherwise), unless (A) all unpaid dividends on the Series A Preferred Stock for all prior Dividend Periods shall have been paid in full, (B) sufficient consideration shall have been paid or set apart for the payment of the dividend for the current Dividend Period with respect to the Series A Preferred Stock and the current dividend period with respect to any Parity Securities and (C) all Redemption Obligations have been fully discharged, (1) declare, pay or set apart for payment any dividend or other distribution on any Junior Securities or purchase, redeem or otherwise acquire any Junior Securities, (2) make any payment on account of, or set apart for payment money for, a sinking or other similar fund for the purchase, redemption or other retirement of any Junior Securities, or (3) make any distribution in respect of the Junior Securities, either directly or indirectly, and whether in cash, obligations of the Corporation, Common Stock, Convertible Securities or other property; other than, subject to Sections 7(b) and 8(f) hereof, to the extent applicable, distributions or dividends on Junior Securities which are payable solely in additional shares of Junior Securities.

    (ii)
    Parity Securities.

              (1)   Except as provided in Section 3(b)(ii)(2) below, no dividends shall be paid or authorized and set apart for payment on any Parity Securities for any period unless (A) the Corporation has paid or authorized and set apart for payment, or contemporaneously pays or declares and sets apart for payment, on the Series A Preferred Stock all unpaid dividends for all Dividend Periods terminating on or prior to the date of payment of such dividends, (B) sufficient consideration shall have been paid or set apart for the payment of the dividend for the current Dividend Period with respect to the Series A Preferred Stock and the current dividend period with respect to any Parity Securities and (C) all Redemption Obligations have been fully discharged. Except as provided in Section 3(b)(ii)(2) below, no dividends paid in cash shall be paid or authorized and set apart for payment on the Series A Preferred Stock for any period unless the Corporation has paid or authorized and set apart for payment, or contemporaneously pays or declares and sets apart for such payment, on any Parity Securities all accrued and unpaid dividends for all dividend periods terminating on or prior to the date of payment of such dividends.

              (2)   If at any time the Corporation has failed to pay any unpaid dividends on any shares of Series A Preferred Stock on any Dividend Payment Date or on any Parity Securities on a stated payment date, as the case may be, the Corporation shall not, directly or indirectly (whether by any Person, directly or indirectly, controlled by the Corporation or otherwise), purchase any shares of the Series A Preferred Stock or Parity Securities (except for a consideration payable solely in shares of Junior Securities) or redeem fewer than all of the shares of the Series A Preferred Stock and Parity Securities then outstanding except for (x) the repurchase or redemption of shares of the Series A Preferred Stock made pro rata among the holders of the shares of the Series A Preferred Stock then outstanding, (y) the repurchase or redemption made pro rata with respect to all shares of the Series A Preferred Stock and Parity Securities then outstanding so that the amounts repurchased or redeemed shall in all cases bear to each other the same ratio that, at the time of the repurchase or redemption, the aggregate of the then applicable Liquidation Preference of all of the Series A Preferred Stock and the aggregate of the then applicable liquidation preference of all of the other Parity Securities then outstanding, respectively, bear to each other or (z) pursuant to Section 4 below.

              (3)   Unless and until all unpaid dividends on shares of the Series A Preferred Stock and any Parity Securities at the time outstanding have been paid in full, all dividends paid by the Corporation upon shares of the Series A Preferred Stock or Parity Securities shall be authorized pro rata with respect to all shares of the Series A Preferred Stock and Parity Securities then outstanding, so that the amounts of any dividends authorized on shares of the Series A Preferred Stock and on the Parity Securities shall in all cases bear to each other the same ratio that, at the time of the declaration, all accrued but unpaid dividends in respect of prior Dividend Periods on shares of the Series A Preferred Stock and prior dividend periods on other Parity Securities, respectively, bear to each other.

        SECTION 4. REDEMPTION AT THE OPTION OF THE HOLDER.

        (a)   No holder of shares of Series A Preferred Stock shall have any right to require the Corporation to redeem any shares of Series A Preferred Stock prior to the date that is the tenth anniversary of the Issuance Date. Thereafter, at any time on or following the date that is the tenth anniversary of the Issuance Date, each holder of shares of Series A Preferred Stock shall have the right, at the sole option and election of such holder, to require the Corporation to redeem all or any portion of the shares of Series A Preferred Stock owned by such holder at the Optional Redemption Price for each share of Series A Preferred Stock to be redeemed.

        (b)   The holder of any shares of Series A Preferred Stock may exercise its right to require the Corporation to redeem such shares by surrendering to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose (provided that the Corporation shall at all times maintain an office or agency in the City of New York or in Nassau County, New York for such purposes) a certificate or certificates, duly endorsed, representing the shares of Series A Preferred Stock to be redeemed, accompanied by a written notice stating (i) the number of shares of Series A Preferred Stock to be redeemed, (ii) the date (the "Optional Redemption Date") upon which such holder elects such redemption to take place, which shall be no earlier than ten (10) Business Days from the date of surrender of such certificates and (iii) the account for delivery of the Optional Redemption Price.

        (c)   The Corporation shall, on the Optional Redemption Date, pay to the holder of the shares being redeemed the Optional Redemption Price for each such share of Series A Preferred Stock. Such payment shall be made by wire transfer of immediately available funds to an account designated by such holder. In the event that less than all of the shares of Series A Preferred Stock represented by any certificate are redeemed, a new certificate representing the unredeemed shares shall be promptly issued to the holder thereof without cost to such holder.

        (d)   Subject to Section 4(e), such redemption right shall be deemed to have been exercised (as contemplated in Section 4(b)) at the close of business on the Optional Redemption Date and the shares so redeemed shall no longer be deemed outstanding, the rights to receive dividends thereon shall cease, and the rights of the holder thereof shall cease, at the close of business on the Optional Redemption Date; provided, however, that nothing in this sentence shall relieve the Corporation of its obligation to deliver the Optional Redemption Price to the person or persons entitled thereto pursuant to Section 4.

        (e)   In the event that the Optional Redemption Price for each share of Series A Preferred Stock being redeemed is not paid on the Optional Redemption Date in accordance with Section 4(c) hereof, then, in addition to any other rights that may otherwise be available to holders of shares of Series A Preferred Stock pursuant to this Certificate of Designations or the Certificate of Incorporation, and

notwithstanding Section 4(d) or any provision of this Certificate of Designations or the Certificate of Incorporation to the contrary, (1) all shares of the Series A Preferred Stock redeemed pursuant to Section 4(d) shall be reissued or returned (as applicable) to all holders who exercised their option to redeem such shares, and the right to receive dividends thereon and all other rights of the holder thereof shall be deemed to have continued as if such redemption had not occurred and (2) if the holders of shares of Series A Preferred Stock do not have the right pursuant to Section 7(d) hereof, to elect at least a majority of the directors on the Board of Directors, then the total number of directors of the Corporation shall be increased by such number of directors, if any, as will be required to enable the holders of shares of Series A Preferred Stock to elect a majority of the directors on the Board of Directors (the "Default Number"), and the holders of shares of Series A Preferred Stock then outstanding, voting together as a single class, shall by affirmative vote of holders of a majority of the total number of shares of Series A Preferred Stock voting thereon, be entitled to elect, at a meeting of such stockholders or by written consent in lieu thereof, to the Board of Directors the Default Number of directors (the "Redemption Default Directors") (which directors shall be in addition to, and not in lieu of, any directors such holders may otherwise be entitled to elect pursuant to the terms of this Certificate of Designations and the Certificate of Incorporation and which directors shall each be required to satisfy any applicable qualifications existing under applicable law and any applicable rules of any self regulatory organization that are binding on the Corporation and shall be entitled to all rights of voting and participation as are directors of the Corporation generally). At any time during which the holders of shares of Series A Preferred Stock are entitled to elect Redemption Default Directors, in the event the Corporation pays in cash the aggregate Optional Redemption Price owed by it pursuant to Section 4, then the terms of any Redemption Default Director then in office shall terminate as of the time such payment is made, and the total number of directors of the Corporation shall decrease by the number of Redemption Default Directors then in office whose term shall have terminated and the holders of shares of Series A Preferred Stock shall cease to have any rights hereunder to elect Redemption Default Directors, in each case, unless and until one or more of the conditions specified above shall recur.

        (f)    Failure to Discharge a Redemption Obligation. If the Corporation does not have sufficient funds or capital and surplus legally available to discharge any Redemption Obligation (or is otherwise prohibited from affecting such redemption), the Corporation shall take all actions required or permitted under the DGCL to permit such redemption of the Series A Preferred Stock, and the Corporation shall redeem as many shares of the Series A Preferred Stock as it may legally redeem, ratably from the holders thereof in proportion to the number of shares held by the holders from which shares are being redeemed, and shall thereafter from time to time, as soon as it shall have funds available therefor, redeem as many shares of the Series A Preferred Stock as it legally may redeem until it has fully discharged all Redemption Obligations. Shares of the Series A Preferred Stock not redeemed as required pursuant to any Redemption Obligation shall accrue dividends at a rate equal to 10% per annum of the Accrued Value, accruing and compounding in the manner set forth in Section 3(a) hereof from the Optional Redemption Date, until such shares are redeemed by the Corporation in accordance with this Section 4 and all references herein to payment of the Optional Redemption Price shall be deemed to include a reference to such accrued dividends.

        (g)   Other Purchases. Nothing contained in this Certificate of Designations shall limit any legal right of the Corporation or any of its Subsidiaries or Affiliates to purchase or otherwise acquire any shares of Series A Preferred Stock, at any price and upon any terms, in a negotiated transaction with a holder thereof.

        SECTION 5. REDEMPTION AT THE OPTION OF THE CORPORATION.

        (a)   Except as provided in this Section 5(a) and Section 5(b), shares of the Series A Preferred Stock shall not be redeemable at the election of the Corporation. From and after the date that is the fourth anniversary of the Issuance Date, the Corporation, at its option, may redeem within 45 days after a 225% Date any or all of the outstanding shares of Series A Preferred Stock, in the sole discretion of the Corporation (which redemption has been authorized by the Required Vote of the Independent Directors), to the extent it has funds legally available therefor, at a redemption price in cash equal to 100% of the Carrying Value, at the redemption date, of each share of Series A Preferred Stock to be redeemed, plus an amount equal to the aggregate of all unpaid dividends which have accrued and accumulated on the Accrued Value pursuant to Section 3(a)(i) or (3)(a)(ii), as applicable, whether or not declared (and not previously included in Carrying Value), to the redemption date (any such date, a "Four Year Redemption Date"). No redemption shall be permitted pursuant to this Section 5(a) at any time during which the Common Stock is not either listed on the New York Stock Exchange (the "NYSE") or traded on the National Association of Securities Dealers, Inc. National Market System ("NASDAQ"). A "225% Date" shall mean any date as of which the Closing Price of the Common Stock has equaled or exceeded 225% of the Conversion Price then in effect for at least 30 consecutive Trading Days immediately preceding such date and on such date; provided that such 30 day period cannot begin prior to the fourth anniversary of the Issuance Date.

        (b)   From and after the date that is the seventh anniversary of the Issuance Date, the Corporation, at its option, may redeem any or all of the outstanding shares of Series A Preferred Stock, in the sole discretion of the Corporation (which redemption has been authorized by the Required Vote of the Independent Directors), to the extent it has funds legally available therefor, at a redemption price in cash equal to 100% of the Accrued Value, at the redemption date, of each share of Series A Preferred Stock to be redeemed, plus an amount equal to the aggregate of all unpaid dividends which have accrued and accumulated on the Accrued Value pursuant to Section 3(a)(i) or (3)(a)(ii), as applicable, whether or not declared (and not previously included in Accrued Value), to the redemption date (any such date, a "Seven Year Redemption Date;" each of the Four Year Redemption Date and the Seven Year Redemption Date sometimes being referred to herein as the "Redemption Date").

        (c)   Not less than 15 days nor more than 45 days (such date as fixed by the Board of Directors of the Corporation is referred to herein as the "Redemption Record Date") prior to the date fixed for any redemption of shares of the Series A Preferred Stock pursuant to this Section 5, a notice specifying the Redemption Date and the time and place of the redemption and the number of shares to be redeemed shall be given by overnight courier or by certified mail return receipt requested, to the holders of record on the Redemption Record Date of the shares of the Series A Preferred Stock to be redeemed at their respective addresses as the same shall appear on the books of the Corporation, calling upon each holder of record to surrender to the Corporation on the Redemption Date at the place designated in the notice such holder's certificate or certificates representing the number of shares specified in the notice of redemption (provided that the Corporation shall at all times maintain an office or agency in the City of New York or in Nassau County, New York for such purposes). Neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular holder shall affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other holders. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice. On or after the Redemption Date, each holder of shares of Series A Preferred Stock to be redeemed shall present and surrender such holder's certificate or certificates for such shares to the Corporation at the place designated in the redemption notice and thereupon either (i) the Carrying Value, at the Four Year Redemption Date, of each share of Series A Preferred Stock to be redeemed, plus an amount equal to the aggregate of all unpaid dividends which have accrued and accumulated on the Accrued Value pursuant to Section 3(a)(i) or (3)(a)(ii), as applicable, whether or not declared (and not previously included in Carrying Value), to the Four Year Redemption Date or (ii) the Accrued Value at the Seven Year Redemption Date, of each share of Series A Preferred Stock to be redeemed, plus an amount equal to the aggregate of all unpaid dividends which have accrued and accumulated on the Accrued Value pursuant to Section 3(a)(i) or (3)(a)(ii), as applicable, whether or not declared (and not previously included in Accrued Value), to the Seven Year Redemption Date, as applicable, shall be paid to or on the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

        (d)   If a notice of redemption has been given pursuant to this Section 5 and, on or before the Redemption Date, the funds necessary for such redemption (including all dividends on the shares of Series A Preferred Stock to be redeemed, including accrued and unpaid dividends thereon, that will accrue to the Redemption Date) shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares of Series A Preferred Stock so called for redemption, then, notwithstanding that any certificates for such shares of Series A Preferred Stock have not been surrendered for cancellation, on the Redemption Date dividends shall cease to accrue on the shares of the Series A Preferred Stock to be redeemed and the holders of such shares shall cease to be stockholders with respect to those shares, shall have no interest in the Corporation by virtue thereof and shall have no voting or other rights with respect thereto, except the conversion rights provided in subsection (e) of this Section 5 and Section 8 below and the right to receive the monies payable upon such redemption, without interest thereon, upon surrender (and endorsement, if required by the Corporation) of their certificates, and the shares of Series A Preferred Stock represented thereby shall no longer be outstanding. Subject to applicable escheat laws, any monies so set aside by the Corporation and unclaimed at the end of one year from the Redemption Date shall revert to the general funds of the Corporation, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of the redemption price, without interest. Any interest accrued on funds so deposited shall belong to the Corporation and be paid thereto from time to time.

        (e)   If a notice of redemption has been given pursuant to this Section 5 and any holder of shares of Series A Preferred Stock shall, prior to the close of business on the business day immediately preceding the Redemption Date, give written notice to the Corporation pursuant to Section 8 below of the conversion of any or all of the shares to be redeemed held by the holder, then such redemption shall not become effective as to such shares to be converted and such conversion shall become effective as provided in Section 8 below, whereupon any funds deposited by the Corporation for the redemption of such shares shall immediately upon such conversion be returned to the Corporation or, if then held in trust by the Corporation, shall automatically and without further corporate action or notice be discharged from the trust.

        (f)    In every case of redemption of fewer than all of the outstanding shares of the Series A Preferred Stock pursuant to this Section 5, the shares to be redeemed shall be selected pro rata among all holders of Series A Preferred Stock on the basis of the number of shares of Series A Preferred Stock owned by each such holder, provided that only whole shares shall be selected for redemption.

        SECTION 6. LIQUIDATION; CHANGE OF CONTROL.

        (a)   In the event the Corporation shall (i) commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law, (ii) consent to the entry of an order for relief in an involuntary case under such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation, or of any substantial part of its property, (iii) make an assignment for the benefit of its creditors, (iv) admit in writing its inability to pay its debts generally as they become due, (v) have a court of competent jurisdiction enter an order or decree which has not been withdrawn, dismissed or reversed that is for relief against the Corporation in an involuntary case under such law or to appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation, or of any substantial part of its property, and any such order or decree remains unstayed and in effect for 60 consecutive days, or (vi) otherwise liquidate, dissolve or wind up (any such event, a "Liquidation"), each holder of shares of the Series A Preferred Stock shall be entitled to receive the Liquidation Preference per share.

        (b)   In the event of any Liquidation of the Corporation, holders of shares of Series A Preferred Stock (i) shall not be entitled to receive the Liquidation Preference of the shares held by them until payment in full or provision has been made for the payment of all claims of creditors of the Corporation and the liquidation preference of any Senior Securities, plus accrued and unpaid dividends thereon, if any, whether or not declared, to the payment date shall have been paid in full and (ii) shall be entitled to receive the Liquidation Preference of the shares held by them, in preference to and in priority over any distributions upon any Junior Securities. Upon payment in full of the Liquidation Preference to which the holders of shares of the Series A Preferred Stock are entitled, the holders of shares of the Series A Preferred Stock shall not be entitled to any further participation in any distribution of assets by the Corporation. Subject to clause (i) above, if the assets of the Corporation are not sufficient to pay in full the Liquidation Preference payable to the holders of shares of the Series A Preferred Stock and the liquidation preference payable to the holders of any Parity Securities, the holders of all such shares shall share ratably in proportion to the full respective preferential amounts payable on such shares in any distribution.

        (c)   For the purposes of this Section 6, neither the sale of all or substantially all of the assets of the Corporation nor the consolidation or merger of the Corporation with or into any other entity, shall be deemed to be a Liquidation of the Corporation, unless (i) such sale, consolidation or merger shall be in connection with a plan of Liquidation of the Corporation (in which event the holders of shares of the Series A Preferred Stock shall be entitled to receive the Liquidation Preference per share held by them) or (ii) a Change of Control (as defined below) of the Corporation shall occur (in which case, the holders of shares of the Series A Preferred Stock shall if they so request in writing, subject to the third and fourth sentence of this Section 6(c), be entitled to receive for each share of Series A Preferred Stock the Carrying Value, at the payment date, plus an amount equal to the aggregate of all unpaid dividends which have accrued and accumulated on the Accrued Value pursuant to Section 3(a)(i) or (3)(a)(ii), as applicable, whether or not declared (and not previously included in Carrying Value), to the payment date). In the event of a Change of Control, the Corporation shall, not less than 30 days nor more than 60 days prior thereto, by overnight courier or certified mail return receipt requested, give notice thereof to the holders of the Series A Preferred Stock at their addresses as they appear on the books of the Corporation (which notice shall specify that the holders who desire to convert their shares must satisfy the requirements for conversion contained in Section 8 hereof and shall set forth the Conversion Price). Any holder of shares of Series A Preferred Stock who so wishes shall within 10 days of receipt of such notice give written notice to the Corporation that such holder wishes to receive the Carrying Value, at the payment date, plus an amount equal to the aggregate of all unpaid dividends which have accrued and accumulated on the Accrued Value pursuant to Section 3(a)(i) or (3)(a)(ii), as applicable, whether or not declared (and not previously included in Carrying Value), to the payment date for any or all shares of Series A Preferred Stock held by such holder. The Corporation shall not consummate a Change of Control without adequately assuring the holders of shares of the Series A Preferred Stock the right to receive the amounts such holders are entitled to pursuant to this Section 6(c) as of such date in accordance with applicable law.

        (d)   A "Change of Control", with respect to the Corporation, means the occurrence of any of the following:

          (i)    the acquisition by any Person or group of Persons of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) (other than by (x) the Corporation or a Subsidiary of the Corporation or (y) the holders of the Series A Preferred Stock or their respective Affiliates) of 50% or more of either (1) the then outstanding shares of Common Stock of the Corporation (the "Outstanding Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors of the Corporation (the "Outstanding Voting Securities"); provided, however, that any acquisition by any Person pursuant to a transaction that complies with clauses (1), (2) and (3) of paragraph (iii) of this definition shall not be a Change of Control;

          (ii)   individuals who, as of the Issuance Date, constitute the Board of Directors or other similar governing body of the Corporation (the "Incumbent Board") (it being understood that any Designated Directors are members of the Incumbent Board) cease for any reason to constitute at least a majority of the Board of Directors or other similar governing body of the Corporation; provided, however, that any individual becoming a director, or having similar management supervisory functions (for purposes of this definition, a "director") subsequent to the date hereof or date of such meeting whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board of the Corporation; or

          (iii)  consummation of a Business Combination unless, following such Business Combination,

            (1)   all or substantially all of the Persons who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities of the Corporation immediately prior to such Business Combination Beneficially Own, directly or indirectly, a majority or more of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Person resulting from such Business Combination (including a Person which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more Subsidiaries) (such resulting Person, a "Resulting Corporation") in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Common Stock and Outstanding Voting Securities of the Corporation, as the case may be,

            (2)   no Person or group of Persons or their Affiliates (excluding any Resulting Corporation and any holder of shares of Series A Preferred Stock or Affiliate thereof) Beneficially Owns, directly or indirectly, a majority or more of, respectively, the then outstanding shares of common stock of the Resulting Corporation or the combined voting power of the then outstanding voting securities of the Resulting Corporation entitled to vote generally in the election of directors of the Resulting Corporation, and

            (3)   at least a majority of the members of the board of directors or other similar governing body of the Resulting Corporation were members of the Incumbent Board or were approved by a majority of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the board or other similar governing body, providing for such Business Combination.

        SECTION 7. VOTING RIGHTS.

        (a)   General. Each share of Series A Preferred Stock shall entitle the holder thereof to notice of, to attend and to vote at, in person or by proxy, any special or annual meeting of stockholders, on all matters entitled to be voted on by holders of Common Stock and any other series or class of Voting Securities voting together as a single class with all other shares entitled to vote thereon except in cases where a vote of the holders of the Series A Preferred Stock, voting separately as a class, is required by law or by the Certificate of Incorporation or by this Certificate of Designations. With respect to any such vote, each share of Series A Preferred Stock shall entitle the holder thereof to cast that number of votes per share as is equal to 83.64% of the aggregate number of votes that such holder would be entitled to cast had such holder converted such share of Series A Preferred Stock into shares of Common Stock pursuant to Section 8 hereof (without giving effect, for purposes of this Section 7(a)

only, to Sections 8(f)(ii), (iii), (iv) and (x)), as of the record or other applicable date for determining the stockholders of the Corporation eligible to vote on any such matters.

        (b)   Voting With Respect to Certain Matters. For so long as any shares of Series A Preferred Stock are outstanding, in addition to any vote or consent of stockholders required by applicable law or by the Certificate of Incorporation, the Corporation shall not effect or validate, without the affirmative vote, given in person or by proxy at any meeting called for such purpose, or written consent, of the holders of at least a majority of the Series A Preferred Stock at any time issued and outstanding, acting as a single class:

          (i)    any reclassification of the Series A Preferred Stock or any amendment, alteration or repeal, or any replacement (including as a result of a merger or consolidation involving the Corporation in which a different certificate of incorporation governs the Corporation or the surviving corporation in the merger or otherwise by operation of law), of any provision of the Corporation's Certificate of Incorporation or Bylaws, which adversely affects the dividend or liquidation preferences, voting powers or other rights of the holders of the Series A Preferred Stock; and

          (ii)   the declaration, payment or making of any dividend (other than dividends on the Series A Preferred Stock) or other distribution (in cash, property or obligations) in respect of, or any repurchase, redemption or other acquisition of, any of the Corporation's equity securities or any Convertible Securities, or any derivative or similar securities with respect to any of the foregoing.

        (c)   In connection with any right to vote as a single class pursuant to Section 7(b), each holder of shares of Series A Preferred Stock shall have one vote for each share held.

        (d)   Voting Rights for Directors.

          (i)    In addition to any other rights to elect directors which the holders of shares of Series A Preferred Stock may have, from and after the Issuance Date, for as long as (1) the Initial Holders Beneficially Own in the aggregate shares of Common Stock that constitute at least 75% or more of their Initial Beneficial Ownership, the holders of shares of Series A Preferred Stock shall be entitled to nominate and elect, at a meeting of stockholders or by written consent in lieu thereof, such number of directors as shall constitute at least 60% of the members of the Board of Directors of the Corporation, (2) the Initial Holders Beneficially Own in the aggregate shares of Common Stock that constitute at least 65% but less than 75% of their Initial Beneficial Ownership, the holders of shares of Series A Preferred Stock shall be entitled to nominate and elect, at a meeting of stockholders or by written consent in lieu thereof, such number of directors as shall constitute at least 50% of the members of the Board of Directors of the Corporation, (3) the Initial Holders Beneficially Own in the aggregate shares of Common Stock that constitute at least 55% but less than 65% of their Initial Beneficial Ownership, the holders of shares of Series A Preferred Stock shall be entitled to nominate and elect, at a meeting of stockholders or by written consent in lieu thereof, such number of directors as shall constitute at least 40% of the members of the Board of Directors of the Corporation, (4) the Initial Holders Beneficially Own in the aggregate shares of Common Stock that constitute at least 40% but less than 55% of their Initial Beneficial Ownership, the holders of shares of Series A Preferred Stock shall be entitled to nominate and elect, at a meeting of stockholders or by written consent in lieu thereof, such number of directors as shall constitute at least 30% of the members of the Board of Directors of the Corporation, (5) the Initial Holders Beneficially Own in the aggregate shares of Common Stock that constitute at least 25% but less than 40% of their Initial Beneficial Ownership, the holders of shares of Series A Preferred Stock shall be entitled to nominate and elect, at a meeting of stockholders or by written consent in lieu thereof, such number of directors as shall constitute at least 20% of the members of the Board of Directors of the Corporation, or (6) the Initial Holders Beneficially Own in the aggregate shares of Common Stock that constitute at least 10% but less than 25% of their Initial Beneficial Ownership, the holders of shares of Series A Preferred Stock shall be entitled to nominate and elect, at a meeting of stockholders or by written consent in lieu thereof, at least one member of the Board of Directors of the Corporation. Unless prohibited by applicable law or by any applicable rules of any self regulatory organization that are binding on the Corporation (and, in such case, only to the extent permitted), for so long as the Initial Holders Beneficially Own in the aggregate shares of Common Stock that constitute at least 10% of their Initial Beneficial Ownership, each committee of the Board of Directors of the Corporation, the board of directors of any Subsidiary of the Corporation and each committee of any such Subsidiary's board of directors shall include a proportionate number of directors nominated and elected by the Designated Directors; provided, however, that the Designated Directors shall in no event constitute a majority of the Nominating Committee.

          (ii)   Notwithstanding the provisions of Section 7(d)(i), the remaining members of the Board of Directors who are neither Designated Directors nor officers or employees of the Corporation or its subsidiaries (the "Independent Directors"), shall be nominated by the Nominating Committee and each holder of Series A Preferred Stock shall vote or cause to be voted all of its shares of Series A Preferred Stock in favor of or against any such nominees in the same proportion as the votes cast by or on behalf of the holders of the Voting Securities other than the holders of Series A Preferred Stock in respect of their shares of Series A Preferred Stock.

          (iii)  For so long as the Initial Holders Beneficially Own, in the aggregate, shares of Common Stock that constitute either (x) 33% or more of their Initial Beneficial Ownership or (y) 15% or more of the combined voting power of the then outstanding Voting Securities, whichever is lower, the Corporation shall not, and shall not permit any of its Subsidiaries to, without the consent of the majority of the Designated Directors, effect, validate or enter into any agreement with respect to, any of the following:

            (1)   any authorization, issuance or reclassification, of any of the Corporation's equity securities or any Convertible Securities, or any derivative or similar securities with respect to any of the foregoing other than the issuance of (w) Permitted Options, (x) shares of Common Stock upon the exercise of Permitted Options, (y) up to             shares of Common Stock upon the exercise of options, warrants and rights outstanding on the Issuance Date and (z) shares of Common Stock used as consideration in any transaction set forth in clause (5)(B) of this Section 7(d)(iii) for which consent of the Designated Directors is not required;

            (2)   the authorization or creation of, or the increase in the authorized amount of, or the issuance of any shares of any class or series of (or the reclassification of any securities into), securities of the Corporation ranking senior to or on a par with the Series A Preferred Stock with respect to distributions or rights on liquidation, or any security convertible into or exercisable for or otherwise representing the right to acquire any such securities or any derivative or similar securities representing any of the foregoing;

            (3)   any issuance or incurrence of (or agreement to issue or incur, including by way of an acquisition of any entity, or any merger, business combination or similar transaction or as a result of any amendment to any indenture, credit agreement or other similar instrument) Debt, other than any borrowing that does not cause the Corporation to have in excess of $50 million of Debt at any time outstanding and is made pursuant to and in accordance with the terms of (A) the Loan Agreement as in effect on the Issuance Date or (B) any other loan agreement approved by the Board of Directors, which approval shall include a majority of the Designated Directors; provided that (I) such Debt may only be increased to an amount greater than $40 million if, at the time of borrowing, the Corporation certifies to the Board that it reasonably believes that the Corporation will be able to comply for at least the next six months with its covenants under the agreements referred to in Clauses (A) and (B) after giving effect to such increase in borrowings and (II) the provisions of Clause (I) shall be similarly applicable to successive borrowings, repayments and reborrowings under such agreements.

            (4)   the liquidation, dissolution, winding up or reorganization of the Corporation;

            (5)   any transaction or series of related transactions involving (A) a Change of Control of the Corporation (without reference to the exceptions in clauses (1), (2) and (3) of paragraph (iii) of the definition of such term) or the sale of all or substantially all of the equity or assets of the Corporation, or (B) any acquisition, disposition or other business combination transaction (or series of transactions) involving consideration in an amount greater than $5 million, individually, or $15 million, in the aggregate in any 24 month period (including without limitation, in each case, (x) the purchase price paid or to be paid in connection with such transaction (whether pursuant to lump sum payments, future payments, earn-out payments or combinations thereof, with any potential future payments discounted to present value) and (y) any and all liabilities which are assumed or to be assumed in connection with such transaction);

            (6)   any amendment to the Corporation's Certificate of Incorporation or Bylaws; and

            (7)   the removal or replacement of the Corporation's Chief Executive Officer.

          (e)   Election Procedures.

              (i)    The right of the holders of Series A Preferred Stock to elect directors as described in Section 7(d)(i) or Section 4(e), as applicable, may be exercised either at a special meeting of the holders of shares of Series A Preferred Stock, called as hereinafter provided in Section 7(e)(ii), at any annual meeting of stockholders held for the purpose of electing directors, or by the written consent of the holders of shares of Series A Preferred Stock acting without a meeting pursuant to Section 228 of the DGCL.

              (ii)   The Secretary of the Corporation may, and upon the written request of the holders of record of at least 10% of the then outstanding shares of Series A Preferred Stock (addressed to the Secretary of the Corporation at the principal office of the Corporation) shall, call a special meeting of the holders of shares of Series A Preferred Stock for the election of the directors to be elected by them as provided in Section 7(d)(i) or Section4(e), as applicable. Such call shall be made by the Corporation by notice to the holders of record of shares of Series A Preferred Stock by first-class mail, postage prepaid at their respective addresses as they appear in the stock register of the Corporation, and such notice shall be mailed at least 10 days but no more than 20 days before the date of the special meeting. Such meeting shall be held at the earliest practicable date upon the notice required for special meetings of stockholders at the place designated by the Secretary of the Corporation. If such meeting shall not be called by a proper officer of the Corporation within 5 days after receipt of such written request by the Secretary of the Corporation, then the holders of record of shares of Series A Preferred Stock of at least 10% of the then outstanding shares of SeriesA Preferred Stock may designate in writing a holder of shares of Series A Preferred Stock to call such meeting at the expense of the Corporation, and such meeting shall be called by such holder upon notice to the holders of record of the Series A Preferred Stock at least 10 days before the date of the special meeting and shall be held at the place designated by such stockholder in such notice. Any holder of shares of Series A Preferred Stock that would be entitled to vote at any such meeting shall have access to the stock register of the Corporation for the purpose of causing a meeting of holders of shares of Series A Preferred Stock to be called pursuant to the provisions of this Section 7(e)(ii).

              (iii)  At any meeting held for the purpose of electing directors at which the holders of shares of Series A Preferred Stock shall have the right to elect directors as described in Section 7(d)(i) or Section 4(e), as applicable, the presence in person or by proxy of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock shall be required and be sufficient to constitute a quorum of such class for the election of directors by such class. At any such meeting or adjournment thereof, (x) the absence of a quorum of the holders of shares of Series A Preferred Stock shall not prevent the election of directors, if any, other than the directors to be elected by the holders of shares of Series A Preferred Stock, and the absence of a quorum or quorums of the holders of capital stock entitled to elect such other directors shall not prevent the election of the directors to be elected by the holders of shares of Series A Preferred Stock, and (y) in the absence of a quorum of the holders of shares of Series A Preferred Stock, a majority of the holders of shares of Series A Preferred Stock present in person or by proxy shall have the power to adjourn the meeting for the election of directors which such holders are entitled to elect, from time to time, without notice (except as required by law) other than announcement at the meeting, until a quorum shall be present.

              (iv)  Except as otherwise provided for herein, the term of office of any director nominated and elected by the holders of Series A Preferred Stock pursuant to Section 7(d)(i) or Section 4(e), as applicable (the "Designated Directors"), in office at any time shall terminate upon the election of his or her successor at the annual meeting of stockholders held for the purpose of electing directors.

              (v)   Any Designated Directors shall be entitled to all rights of voting and participation as are directors of the Corporation generally. The holders of shares of Series A Preferred Stock shall be entitled exclusively, by affirmative vote of holders of a majority of the total number of shares of Series A Preferred Stock then outstanding or by written consent in lieu thereof, at any time to remove any Designated Director. Any other provision of this Certificate of Designations or the Certificate of Incorporation or Bylaws of the Corporation notwithstanding, no Designated Director may be removed except in the manner provided for in Section 4(e) or this Section 7(e). Vacancies among the Designated Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled at any time, but only by the affirmative vote of holders of a majority of the total number of shares of Series A Preferred Stock cast, voting at a meeting together as a single class, or by a majority of the total number of shares of Series A Preferred Stock then outstanding acting by written consent in lieu thereof. Any director so chosen shall hold office for a term expiring on the date the term of office of the director such newly-elected director shall have replaced would have expired.

              (vi)  So long as any Redemption Obligation shall be unsatisfied, other than to increase the size of the Board of Directors in accordance with Section 4(e), the size of the Board of Directors shall not otherwise be increased or decreased without the affirmative vote of at least a majority of the then outstanding shares of Series A Preferred Stock voting separately as a single class and to the exclusion of the holders of all other classes of stock of the Corporation.

        SECTION 8.    CONVERSION.

        (a)   Any holder of shares of Series A Preferred Stock may, at any time after the Issuance Date, convert any or all shares of Series A Preferred Stock held by such holder, into a number of shares of Common Stock calculated by dividing, for each share of Series A Preferred Stock to be converted, (1) the Accrued Value, at the date upon which the conversion takes place, plus an amount equal to the aggregate of all unpaid dividends which have accrued and accumulated thereon pursuant to Section 3(a)(i) or (3)(a)(ii), as applicable, whether or not declared (and not previously included in Accrued Value), to the date upon which the conversion takes place by (2) $11.50, subject to adjustment as described in Section 8(f) (the "Conversion Price"). If more than one share of Series A Preferred Stock shall be surrendered for conversion at one time by the same record holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered.

        (b)   Conversion Procedures.

          (i)    The holder of any shares of Series A Preferred Stock may exercise its right to convert such shares by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose (provided that the Corporation shall at all times maintain an office or agency in the City of New York or in Nassau County, New York for such purposes) a certificate or certificates, duly endorsed, representing the shares of Series A Preferred Stock to be converted, accompanied by a written notice stating (i) the number of shares of Series A Preferred Stock to be converted, (ii) the name or names in which such holder wishes the certificate or certificates representing shares of Common Stock to be issued and (iii) the date (the "Conversion Date") upon which such holder wants such conversion to take place, which shall be no earlier than three Business Days from the date of surrender of such certificates.

          (ii)   The Corporation shall, prior to the Conversion Date, issue and deliver to or upon the order of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled (in the number(s) and denomination(s) designated by such holder). In the event that less than all of the shares of Series A Preferred Stock represented by any certificate are converted, a new certificate representing the unredeemed shares shall be promptly issued to the holder thereof without cost to such holder.

          (iii)  Such conversion right with respect to any shares of Series A Preferred Stock shall be deemed to have been exercised on the Conversion Date and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of Common Stock upon such date; provided, however, that nothing in this sentence shall relieve the Corporation of its obligation to deliver to the person or persons entitled to receive the Common Stock issuable upon conversion certificates therefor and to make the payment required by Section 8(c), if applicable.

        (c)   No fractional shares of Common Stock shall be issued upon conversion of shares of Series A Preferred Stock. Instead of any fractional share of Common Stock otherwise issuable upon conversion of any shares of Series A Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Closing Price of the Common Stock on the Conversion Date and, if the Closing Price is not available on such date, the Fair Market Value on such date.

        (d)   If a holder converts shares of Series A Preferred Stock, the Corporation shall pay any documentary, stamp or similar issue or transfer tax due on the issue of Common Stock upon the conversion or due upon the issuance of a new certificate or certificates for any shares of Series A Preferred Stock not converted. The holder, however, shall pay any such tax that is due because any such shares of the Common Stock or of the Series A Preferred Stock are issued in a name other than the name of the holder.

        (e)   The Corporation shall at all times keep reserved out of its authorized but unissued Common Stock, free from Liens and not subject to any preemptive or other similar rights, a sufficient number of shares of Common Stock to permit the conversion of all of the then outstanding shares of Series A

Preferred Stock. For the purposes of this Section 8(e), the full number of shares of Common Stock then issuable upon the conversion of all then outstanding shares of Series A Preferred Stock shall be computed as if at the time of computation all outstanding shares of Series A Preferred Stock were held by a single holder. The Corporation shall from time to time, in accordance with the laws of the State of Delaware and its Certificate of Incorporation, increase the authorized amount of its Common Stock if at any time the authorized amount of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all shares of Series A Preferred Stock at the time outstanding. All shares of Common Stock issued upon conversion of the shares of Series A Preferred Stock shall be issued without charge and shall be validly issued, fully paid, nonassessable and free and clear of (i) any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other), restriction (other than restrictions on transfer imposed by federal or state securities laws) or other security interest of any kind or nature whatsoever (collectively, "Liens"), other than any such Liens imposed by the holder to whom such shares are issued or such Person's creditors and (ii) any preemptive or other similar rights. If a conversion of Series A Preferred Stock is to be made in connection with a Change of Control, Business Combination or a similar transaction affecting the Corporation (other than a tender or exchange offer), the conversion of any shares of Series A Preferred Stock may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated. In connection with any tender or exchange offer for shares of Common Stock, holders of Series A Preferred Stock shall have the right to tender (or submit for exchange) shares of Series A Preferred Stock in such a manner so as to preserve the status of such shares as Series A Preferred Stock until immediately prior to such time as shares of Common Stock are to be purchased (or exchanged) pursuant to such offer, at which time that portion of the shares of Series A Preferred Stock so tendered which is convertible into the number of shares of Common Stock to be purchased (or exchanged) pursuant to such offer shall be deemed converted into the appropriate number of shares of Common Stock. Any shares of Series A Preferred Stock not so converted shall be returned to the holder as Series A Preferred Stock. The Corporation shall not close its books against the transfer of Series A Preferred Stock or of Common Stock issued or issuable upon conversion of Series A Preferred Stock in any manner which interferes with the timely conversion of Series A Preferred Stock.

        (f)    The Conversion Price shall be subject to adjustment as follows:

          (i)    In case the Corporation shall (A) subdivide the outstanding shares of any class of Common Stock into a greater number of shares, including by way of a stock dividend, or (B) combine the outstanding shares of any class of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior thereto shall be adjusted by multiplying the Conversion Price at which the shares of Series A Preferred Stock were theretofore convertible by a fraction of which the denominator shall be the number of shares of Common Stock outstanding immediately following such action and of which the numerator shall be the number of shares of Common Stock outstanding immediately prior thereto. Such adjustment shall be made whenever any event listed above shall occur and shall become effective retroactively immediately after the close of business on the record date in the case of a dividend and immediately after the close of business on the effective date in the case of a subdivision or combination.

          (ii)   In case the Corporation at any time or from time to time after the Issuance Date shall issue or sell to any Person any Convertible Securities without consideration or for a consideration per share (or having a conversion, exchange or exercise price per share) less than the Conversion Price on the date of issuance, then the Conversion Price in effect immediately prior thereto shall be adjusted as provided below so that the Conversion Price therefor shall be equal to the price determined by multiplying (A) the Conversion Price at which shares of Series A Preferred Stock were theretofore convertible by (B) a fraction of which (x) the denominator shall be the sum of

  (1) the number of shares of Common Stock outstanding on the date of issuance of the Convertible Securities and (2) the number of additional shares of Common Stock that may be acquired upon conversion, exchange or exercise of such Convertible Securities, and (y) the numerator shall be the sum of (1) the number of shares of Common Stock outstanding on the date of issuance of such Convertible Securities and (2) the number of additional shares of Common Stock which the aggregate offering price of the shares of Common Stock so offered would purchase at the Conversion Price on the date of issuance. Such adjustment shall be made whenever such Convertible Securities are issued or sold, and shall become effective immediately after the close of business on the date of issuance or sale of such Convertible Securities.

          (iii)  In case the Corporation shall at any time or from time to time after the Issuance Date purchase, redeem or otherwise acquire any shares of Common Stock (excluding shares of Common Stock acquired pursuant to the tender offer contemplated in the Purchase Agreement) at a price per share greater than the Current Market Price on the date of such event, or in case the Corporation shall purchase, redeem or otherwise acquire Convertible Securities for a consideration per share of Common Stock into which such Convertible Security is exercisable for or convertible or exchangeable into greater than the Current Market Price on the date of such event, then the Conversion Price in effect immediately prior thereto shall be adjusted as provided below so that the Conversion Price therefor shall be equal to the price determined by multiplying (A) the Conversion Price at which shares of Series A Preferred Stock were theretofore convertible by (B) a fraction of which (x) the denominator shall be the Current Market Price immediately prior to such event, and (y) the numerator shall be the result of dividing: (1) (x) the product of (aa) the number of shares of Common Stock outstanding and (bb) the Current Market Price immediately prior to such event, minus (y) the aggregate consideration paid by the Corporation in such event (plus, in the case of Convertible Securities, the aggregate additional consideration to be paid to the Corporation upon exercise, conversion or exchange), by (2) the number of shares of Common Stock outstanding immediately after such event. Such adjustment shall be made whenever such Common Stock is, or Convertible Securities are, purchased, redeemed or otherwise acquired, and shall become effective immediately after such purchase, redemption or other acquisition of such securities.

          (iv)  In case the Corporation shall at any time or from time to time after the Issuance Date issue or sell any shares of Common Stock at a price per share that is less than the Conversion Price on the date the Corporation commits or agrees to such sale or issuance, then the Conversion Price in effect immediately prior thereto shall be adjusted as provided below so that the Conversion Price therefor shall be equal to the price determined by multiplying (A) the Conversion Price at which shares of Series A Preferred Stock were theretofore convertible by (B) a fraction of which (x) the denominator shall be the sum of (1) the number of shares of Common Stock outstanding on the date of issuance or sale of such shares of Common Stock and (2) the number of additional shares of Common Stock offered for sale or subject to issuance, and (y) the numerator shall be the sum of (1) the number of shares of Common Stock outstanding on the date of issuance or sale of such shares of Common Stock and (2) the number of additional shares of Common Stock which the aggregate offering price of the number of shares of Common Stock so offered or issued would purchase at the Conversion Price in effect immediately prior to such issuance or sale. Such adjustment shall be made whenever such Common Stock is issued or sold, and shall become effective immediately after the issuance or sale of such securities; provided, however, that the provisions of this subparagraph shall not apply to shares of Common Stock issued pursuant to a dividend on, or a subdivision or a combination of, the outstanding shares of Common Stock requiring an adjustment in the Conversion Price pursuant to Section 8(f)(i).

          (v)   No adjustment in the Conversion Price shall be required unless the adjustment would require an increase or decrease of at least 1% in the Conversion Price then in effect; provided,

  however, that any adjustments that by reason of this Section 8(f)(v) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 8(f) shall be made to the nearest cent. Anything in Section 8(f) to the contrary notwithstanding, in no event shall the then current Conversion Price be increased as a result of any calculation made at any time pursuant to Sections 8(f)(ii) through 8(f)(iv).

          (vi)  Whenever the Conversion Price is adjusted, as herein provided, the Corporation shall promptly file with the transfer agent for the Series A Preferred Stock, if any, a certificate of an officer of the Corporation setting forth the Conversion Price after the adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof (each, a "Conversion Certificate") and promptly thereafter the Corporation shall cause a notice of the adjusted Conversion Price along with a Conversion Certificate to be mailed to each registered holder of shares of Series A Preferred Stock; provided that if there is no transfer agent for the Series A Preferred Stock, then the Corporation shall promptly send a copy of the Conversion Certificate to each holder of record by overnight courier or by certified mail, return receipt requested.

          (vii) In case of any capital reorganization or reclassification of outstanding shares of Common Stock (other than a reclassification covered by Sections 8(f)(i)-(v)), or in case of any consolidation or merger of the Corporation with or into another Person, or in case of any sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) of all or substantially all of the Corporation's assets, on a consolidated basis, in one transaction or a series of related transactions, to any Person (including any group that is deemed to be a Person)(each of the foregoing being referred to as a "Business Combination"), in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock or other securities or property (including cash) with respect to or in exchange for Common Stock, each share of Series A Preferred Stock then outstanding shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to the consummation of such Business Combination, the kind and amount of shares of stock and other securities and property (including cash) receivable upon the consummation of such Business Combination by a holder of that number of shares of Common Stock into which one share of Series A Preferred Stock was convertible immediately prior to the consummation of such Business Combination. In any such case, the Corporation or the Person formed by the consolidation or resulting from the merger or which acquires such assets or which acquires the Corporation's shares, as the case may be, shall make provisions in its certificate or articles of incorporation or other constituent document to establish such rights and such rights shall be clearly provided for in the definitive transaction documents relating to such transaction, and the Corporation agrees that it will not be a party to or permit such Business Combination to occur unless such provisions are so made as a part of the terms thereof. The certificate or articles of incorporation or other constituent document shall provide for adjustments, which, for events subsequent to the effective date of the certificate or articles of incorporation or other constituent document, shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 8(f)(i). In case securities or property other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all references in this Section 8 shall be deemed to apply, so far as appropriate and as nearly as may be, to such other securities or property. The provisions of this Section 8(f)(vii) shall similarly apply to successive Business Combinations. The Corporation shall give written notice to the holders of Series A Preferred Stock at least 30 days prior to the date on which any Business Combination or similar transaction effecting the Corporation shall take place.

          (viii)   Notwithstanding anything to the contrary herein, the Conversion Price shall not be adjusted pursuant to paragraph (ii) or (iv) of this Section 8(f) for the issuance of any Excluded Securities.

          (ix)  For the purposes of any adjustment of the Conversion Price pursuant to paragraph (ii) or (iv) of this Section 8(f), the following provisions shall be applicable:

            (1)   In the case of the issuance of Common Stock or Convertible Securities for cash in a public offering or private placement, the aggregate consideration shall be deemed to be the amount of cash paid before deducting any discounts, commissions or placement fees payable by the Corporation to any underwriter or placement agent in connection with the issuance and sale thereof.

            (2)   In the case of the issuance of Common Stock for consideration in whole or in part other than cash, such consideration shall be deemed to be the Fair Market Value thereof.

            (3)   Subparagraph (2) above notwithstanding, in the case of the issuance of shares of Common Stock or Convertible Securities to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Market Value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock or Convertible Securities, as the case may be.

            (4)   If Common Stock is sold as a unit with other securities, the aggregate consideration received for such Common Stock shall be deemed to be net of the Fair Market Value of such other securities.

            (5)   The aggregate maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent reduction of such number) deliverable upon conversion of or in exchange for, or upon the exercise of, such Convertible Securities and subsequent conversion, exchange or exercise thereof shall be deemed to have been issued at the time such Convertible Securities were issued and for a consideration equal to the consideration received by the Corporation for any such Convertible Securities, plus the minimum amount of consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent increase of consideration), if any, to be received by the Corporation upon the conversion, exercise or exchange of such Convertible Securities.

            (6)   In the case of the issuance of Convertible Securities:

              (A)  With respect to any Convertible Securities issued after the Issuance Date for which an adjustment to the Conversion Price previously has been made pursuant to Section 8(f)(ii), on any increase in the number of shares of Common Stock deliverable upon exercise, conversion or exchange of, or a decrease in the exercise price of, such Convertible Securities other than a change resulting from the anti-dilution provisions thereof, the applicable Conversion Price shall forthwith be readjusted retroactively to give effect to such increase or decrease;

              (B)  With respect to any Convertible Securities issued after the Issuance Date for which an adjustment to the Conversion Price has previously not been made pursuant to Section 8(f)(ii), if there is any increase in the number of shares of Common Stock deliverable upon exercise, conversion or exchange of, or a decrease in the exercise price of, such Convertible Securities other than a change resulting from the anti-dilution provisions thereof, such Convertible Securities shall be treated as if they had been cancelled and reissued and an adjustment to the Conversion Price with respect to such deemed issuance shall be made pursuant to Section 8(f)(ii), if applicable;

              (C)  With respect to any Convertible Securities issued prior to the Issuance Date, if there is any increase in the number of shares of Common Stock deliverable upon exercise, conversion or exchange of, or a decrease in the exercise price of, such Convertible Securities other than a change resulting from the anti-dilution provisions thereof, such Convertible Securities shall be treated as if they had been cancelled and reissued and an adjustment to the Conversion Price with respect to such deemed issuance shall be made pursuant to Section 8(f)(ii), if applicable; and

              (D)  No further adjustment of the Conversion Price adjusted upon the issuance of any such Convertible Securities shall be made as a result of the actual issuance of Common Stock upon the exercise, conversion or exchange of any such Convertible Securities.

          (x)   If any event occurs as to which the foregoing provisions of this Section 8(f) are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors, fairly protect the conversion rights of the Series A Preferred Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of the Board of Directors, to protect such conversion rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Conversion Price, or otherwise adversely affect the holders of Series A Preferred Stock.

        SECTION 9. STATUS OF SHARES.

        All shares of the Series A Preferred Stock that are at any time redeemed pursuant to Sections 4 or 5 or converted pursuant to Section 8 and all shares of the Series A Preferred Stock that are otherwise reacquired by the Corporation shall have the status of authorized but unissued shares of Preferred Stock, without designation as to series, subject to reissuance by the Board of Directors as shares of any one or more other classes or series.

        SECTION 10. GENERAL PROVISIONS.

        (a)    Headings.    The headings of the sections, paragraphs, subparagraphs, clauses and subclauses of this Certificate of Designations are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

        (b)    Enforcement.    Any registered holder of shares of Series A Preferred Stock may proceed to protect and enforce its rights and the rights of such holders by any available remedy by proceeding at law or in equity to protect and enforce such rights, whether for the specific enforcement of any provision in this Certificate of Designations or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

        (c)    Notice of Certain Events.    The holders of shares of the Series A Preferred Stock shall be entitled to receive written notice of any Liquidation or Change of Control and shall be given an opportunity to convert their Series A Preferred Stock immediately prior to any such Liquidation or Change of Control in the manner specified above, if so specified, or if not so specified, in such a manner as is reasonably likely to give the holders such an opportunity.

        SECTION 11. DEFINITIONS.

        For the purposes of this Certificate of Designations:

        "Accrued Value" means, with respect to a share of Series A Preferred Stock, as at any date, the sum of (as adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Series A Preferred Stock) (i) the Stated Value plus (ii) an amount equal to the aggregate of all unpaid dividends which (x) have accrued and accumulated on such share pursuant to Section 3(a)(i) or (3)(a)(ii), as applicable, whether or not declared, through and including such date and (y) have been added to Accrued Value (and not subsequently deducted) pursuant to Section 3(a)(iii).

        "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated by the Securities and Exchange Commission under the Exchange Act.

        "Beneficially Own" with respect to any securities means having "beneficial ownership" of such securities as determined pursuant to Rule 13d-3 under the Exchange Act, as in effect on the Issuance Date.

        "Board of Directors" has the meaning set forth in the Preamble above.

        "Business Combination" has the meaning set forth in Section 8(f)(vii).

        "Business Day" means any day other than a Saturday, Sunday, or a day on which commercial banks in the City of New York are authorized or obligated by law or executive order to close.

        "Certificate of Incorporation" has the meaning set forth in the Preamble above.

        "Carrying Value" means, with respect to a share of Series A Preferred Stock, as at any date, the sum of (as adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Series A Preferred Stock) (i) the value of such share of Series A Preferred Stock carried on the Corporation's consolidated balance sheet as of such date as prepared in accordance with GAAP plus (ii) an amount equal to the aggregate of all unpaid dividends which (x) have accrued and accumulated on the Accrued Value pursuant to Section 3(a)(i) or (3)(a)(ii), as applicable (and not previously included in the value of such share of Series A Preferred Stock carried on the Corporation's consolidated balance sheet referred to in clause (i) above), whether or not declared, through and including such date and (y) have been added to Accrued Value (and not subsequently deducted) pursuant to Section 3(a)(iii).

        "Change of Control" has the meaning set forth in Section 6(d).

        "Closing Price" per share of the Common Stock on any day means the last reported per share sale price, regular way, of the Common Stock on such day, or, in case no such sale takes place on such day, the average of the reported closing per share bid and asked prices, regular way, of the Common Stock on such day, in each case on the NASDAQ or, if the Common Stock is not quoted or admitted to trading on NASDAQ, on the principal national securities exchange or quotation system on which the Common Stock is listed or admitted to trading or quoted, or, if the Common Stock is not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing per share bid and asked prices of the Common Stock on such day in the over-the-counter market as reported by a generally accepted national quotation service.

        "Common Stock" means the common stock, par value $0.001 per share, of the Corporation.

        "Conversion Certificate" has the meaning set forth in Section 8(f)(vi).

        "Conversion Date" has the meaning set forth in Section 8(b).

        "Conversion Price" has the meaning set forth in Section 8(a).

        "Convertible Securities" shall mean (i) any options or warrants to purchase or other rights to acquire Common Stock, (ii) any securities by their terms convertible into or exchangeable for Common Stock, and (iii) any options or warrants to purchase or other rights to acquire any such convertible or exchangeable securities.

        "Corporation" has the meaning set forth in the Preamble above.

        "Current Market Price" for a given date, with respect to any share of Common Stock, shall mean the average of the Closing Prices of such share (if available, as reported in The Wall Street Journal or other reputable financial news source) for the 20 consecutive Trading Days immediately preceding such date; provided, however, that with respect to options issued pursuant to duly adopted stock option or other plans of the Corporation under which options to purchase stock of the Corporation may be issued to employees or directors of the Corporation or of affiliates under the Corporation's control ("Corporation Option Plans"), each reference to "Current Market Price" in Section 8(f)(iii) shall be deemed to be a reference to the current market price or fair market value of the Common Stock or similar concept, if any, as such term or concept is used in the applicable Corporation Option Plan for determining the fair market value of such stock at the time of grant.

        "Debt" shall mean, with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, and without duplication, (i) every obligation of such Person for money borrowed; (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person; (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services but excluding trade accounts payable; (v) every capital lease obligation of such Person; (vi) all indebtedness of such Person, whether incurred on or prior to the Issuance Date or thereafter incurred, for claims in respect of derivative products, including interest rate, foreign exchange rate and commodity forward contracts, options and swaps and similar arrangements; (vii) every other liability or obligation of such Person but excluding trade accounts payable; and (viii) every obligation of the type referred to in clauses (i) through (vii) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor or otherwise.

        "Default Number" has the meaning set forth in Section 4(e).

        "Designated Director" has the meaning set forth in Section 7(e)(iv).

        "DGCL" has the meaning set forth in the Preamble.

        "Dividend Payment Date" means each of March 31, June 30, September 30 and December 31, except that if such date is not a Business Day then the Dividend Payment Date shall be the next day that is a Business Day.

        "Dividend Period" means each quarterly period from and including a Dividend Payment Date to the next following Dividend Payment Date (but without including such later Dividend Payment Date).

        "Exchange Act" means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

        "Excluded Securities" means (1) stock options and restricted Common Stock awards issued to employees, consultants, officers or non-employee directors of the Corporation following the Issuance Date pursuant to any stock option, restricted stock, stock purchase or stock bonus plan, agreement or arrangement approved by the Board of Directors and the Compensation Committee of the Board of Directors not to exceed 200,000 in the aggregate for all such issuances, and any shares of Common Stock issuable upon the exercise of such stock options; (2) securities issued upon conversion of the Series A Preferred Stock; (3) securities issuable as dividends or distributions on shares of the Series A Preferred Stock; (4) securities issued pursuant to the acquisition of another business entity or business segment of any such entity by the Corporation by merger, purchase of substantially all the assets or other reorganization agreement if such issuance is approved by the Board of Directors, which approval shall include a majority of the Designated Directors; (5) up to            shares of Common Stock issuable upon exercise of rights, options and warrants outstanding on the Issuance Date; and (6) shares of Common Stock issuable in accordance with an earn-out provision in connection with an acquisition made by the Corporation prior to the Issuance Date.

        "Fair Market Value" with respect to any securities, assets or property shall mean the fair value thereof as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or property selected in good faith by the Independent Directors and acceptable to the holders of a majority of the outstanding shares of Series A Preferred Stock or, at the option of the holders of a majority of the outstanding shares of Series A Preferred Stock, as determined by the Independent Directors of the Corporation in good faith; provided, that, the value of any securities that trade on a national securities exchange or inter-dealer quotation system shall be the Closing Price thereof as of the date such value is determined.

        "Four Year Redemption Date" has the meaning set forth in Section 5(a).

        "GAAP" means United States generally accepted accounting principles.

        "Incumbent Board" has the meaning set forth in Section 6(d)(ii).

        "Independent Directors" has the meaning set forth in Section 7(d)(ii).

        "Initial Beneficial Ownership" shall mean the aggregate number of shares of Common Stock which the holders of shares of Series A Preferred Stock would have been entitled to receive pursuant to Section 8 had all holders of shares of Series A Preferred Stock converted such shares into shares of Common Stock on the Issuance Date (as adjusted for any split, subdivision, combination, recapitalization or similar event from the Issuance Date until the date of determination).

        "Initial Holders" shall mean New Mountain Partners, L.P. and any Person to whom Series A Preferred Stock or shares of Common Stock issued upon conversion of the Series A Preferred Stock are transferred, other than a transfer in a public offering or in a sale pursuant to Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

        "Issuance Date" means the Closing Date as such term is defined in the Purchase Agreement.

        "Junior Securities" shall mean the Corporation's Common Stock and all classes and series of capital stock of the Corporation now or hereafter authorized, issued or outstanding which by their terms expressly provide that they are junior to the Series A Preferred Stock, or which do not specify their rank, with respect to payment of dividends or distributions, or the distribution of assets upon Liquidation. This definition of Junior Securities shall include, without limitation, any Convertible Securities exercisable or exchangeable for or convertible into any Junior Securities.

        "Liens" has the meaning set forth in Section 8(e).

        "Liquidation" has the meaning set forth in Section 6(a).

        "Liquidation Preference" means the greater of (x) an amount in cash equal to the Accrued Value, at the date such Liquidation Preference is paid, of each share of Series A Preferred Stock, plus an amount equal to the aggregate of all unpaid dividends which have accrued and accumulated on the Accrued Value pursuant to Section 3(a)(i) or (3)(a)(ii), as applicable, whether or not declared (and not previously included in Accrued Value), to and including the date such Liquidation Preference is paid and (y) the amount that would be payable to such holder in the Liquidation in respect of the Common Stock issuable upon conversion of such share of Series A Preferred Stock if all outstanding shares of Series A Preferred Stock were converted into Common Stock immediately prior to the Liquidation in accordance with Section 8.

        "Loan Agreement" means the Loan and Security Agreement, dated as of January 29, 2002, as amended on October 30, 2003, between NMHC Funding, LLC, a Delaware limited liability company, and HFG Healthco-4 LLC, a Delaware limited liability company.

        "NASDAQ" has the meaning set forth in Section 5(a).

        "Nominating Committee" means a committee of the Board of Directors a majority of the members of which is comprised of directors who are not Designated Directors or officers or employees of the Corporation or its Subsidiaries and which committee is empowered to act for the full Board of Directors to nominate individuals for election as Independent Directors.

        "NYSE" has the meaning set forth in Section 5(a).

        "Optional Redemption Date" has the meaning set forth in Section 4(b).

        "Optional Redemption Price" means the Accrued Value, at the Optional Redemption Date, of such share of Series A Preferred Stock, plus an amount equal to the aggregate of all unpaid dividends which have accrued and accumulated thereon pursuant to Section 3(a)(i) or (3)(a)(ii), as applicable, whether or not declared (and not previously included in Accrued Value), to and including the Optional Redemption Date.

        "Outstanding Common Stock" has the meaning set forth in Section 6(d)(i).

        "Outstanding Voting Securities" has the meaning set forth in Section 6(d)(i).

        "Parity Securities" means each class or series of capital stock issued by the Corporation after the date hereof the terms of which specifically provide that such class or series will rank on a parity with the Series A Preferred Stock with respect to payment of dividends and distributions, and the distribution of assets upon Liquidation. This definition of Parity Securities shall include, without limitation, any Convertible Securities exercisable or exchangeable for or convertible into any Parity Securities.

        "Permitted Options" means options to acquire shares of Common Stock or restricted Common Stock, not to exceed in the aggregate in any fiscal year 2 1/2% of the shares of Common Stock outstanding at the end of the immediately preceding fiscal year (treating the Series A Preferred Stock for this purpose as having been converted into Common Stock), issued after the Issuance Date to employees, consultants, officers or non-employee directors of the Corporation pursuant to any stock option, restricted stock, stock purchase or stock bonus plan, agreement or arrangement approved by the Board of Directors, which approval shall include a majority of the Designated Directors.

        "Person" means an individual, partnership, corporation, limited liability company or partnership, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof, or other entity of any kind.

        "Purchase Agreement" means that certain Amended and Restated Preferred Stock Purchase Agreement, dated November 26, 2003, by and among the Corporation and the other Persons that are a party thereto, as amended from time to time; a copy of the Purchase Agreement will be made available without charge to any stockholder of the Corporation upon request.

        "Receivables Purchase Agreement" means the Receivables Purchase and Transfer Agreement, dated as of January 29, 2002, as amended on October 30, 2003, among the Corporation, the other providers named therein and NMHC Funding, LLC, as purchaser.

        "Redemption Date" has the meaning set forth in Section 5(b).

        "Redemption Default Directors" has the meaning set forth in Section 4(e).

        "Redemption Obligation" means any obligation of the Corporation to redeem shares of Series A Preferred Stock pursuant to Section 4.

        "Redemption Record Date" has the meaning set forth in Section 5(c).

        "Required Vote of the Independent Directors" means the affirmative vote of at least a majority of the Independent Directors then in office.

        "Senior Securities" means each class or series of capital stock issued by the Corporation after the date hereof the terms of which specifically provide that such class or series will rank senior to the Series A Preferred Stock with respect to payment of dividends and distributions, and the distribution of assets upon Liquidation. This definition of Senior Securities shall include, without limitation, any Convertible Securities exercisable or exchangeable for or convertible into any Senior Securities.

        "Series A Preferred Stock" has the meaning set forth in Section 1.

        "Seven Year Redemption Date" has the meaning set forth in Section 5(b).

        "Stated Value" means, with respect to a share of Series A Preferred Stock, $11.50 (as adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Series A Preferred Stock).

        "Subsidiary" of any Person means any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

        "13D Group" shall mean any group of Persons who, with respect to those acquiring, holding, voting or disposing of voting securities would, assuming ownership of the requisite percentage thereof, be required under Section 13(d) of the Exchange Act and the rules and regulations thereunder to file a statement on Schedule 13D or 13G with the SEC as a "person" within the meaning of Section 13(d)(3) of the Exchange Act, or who would be considered a "person" for purposes of Section 13(g)(3) of the Exchange Act.

        "Trading Day" means a day on which securities are traded on the national securities exchange or quotation system or in the over-the-counter market used to determine Closing Prices for the Common Stock.

        "225% Date" has the meaning set forth in Section 5(a).

        "Voting Securities" mean any class or classes of stock, or securities convertible into or exchangeable for any class of stock, of the Corporation pursuant to which the holders thereof have the general power under ordinary circumstances to vote with respect to the election of the Board of Directors, irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations of Series A Preferred Stock to be duly executed this            day of                        , 2003.

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
By:
Name: Title:

ANNEX D

FORM OF

REGISTRATION RIGHTS AGREEMENT

by and among

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.,

NEW MOUNTAIN PARTNERS, L.P.

and

the other Persons named therein

dated as of

                        , 2003

        REGISTRATION RIGHTS AGREEMENT, dated as of                        , 2003, by and among National Medical Health Card Systems, Inc., a Delaware corporation (the "Company"), New Mountain Partners, L.P., a Delaware limited partnership (the "Purchaser") and such other persons who become signatories hereto from time to time as provided for herein.

        WHEREAS, pursuant to the Amended and Restated Preferred Stock Purchase Agreement, dated as of November 26, 2003 (the "Purchase Agreement"), by and between the Company and the Purchaser, upon the terms and subject to the conditions contained therein, the Company will issue and sell to the Purchaser 6,956,522 shares of Series A Preferred Stock, par value $0.10 per share, of the Company (the "Series A Preferred Stock");

        WHEREAS, to induce the Purchaser to execute and deliver the Purchase Agreement and as a condition to Purchaser consummating the transactions contemplated thereby, the Company has agreed to provide the Purchaser with the rights set forth in this Agreement.

        Accordingly, the parties hereto agree as follows:

        SECTION 1.    Definitions.    As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

        1.1.    "Affiliate" means with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.

        1.2.    "Assignee" has the meaning set forth in Section 4.2.

        1.3.    "Board of Directors" means the board of directors of the Company.

        1.4.    "Common Stock" means any shares of common stock, par value $0.001 per share, of the Company, now or hereafter authorized to be issued, and any and all securities of any kind whatsoever of the Company or any successor thereof which may be issued on or after the date hereof in respect of, in exchange for, or upon conversion of shares of Common Stock pursuant to a merger, consolidation, stock split, reverse split, stock dividend, recapitalization of the Company or otherwise.

        1.5.    "Company" shall mean National Medical Health Card Systems, Inc., a Delaware corporation, and shall include any successor thereto by merger, consolidation, acquisition of substantially all the assets thereof, or otherwise.

        1.6.    "Convertible Securities" shall mean (i) any options or warrants to purchase or other rights to acquire Common Stock, (ii) any securities by their terms convertible into or exchangeable for Common Stock, and (iii) any options or warrants to purchase or other rights to acquire any such convertible or exchangeable securities.

        1.7.    "Demand Exercise Notice" has the meaning set forth in Section 2.1(a).

        1.8.    "Demand Registration" has the meaning set forth in Section 2.1(h).

        1.9.    "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such similar federal statute.

        1.10.    "Form S-3" means a Form S-3 registration statement under the Securities Act, and any successor or similar form thereto.

        1.11.    "Holder" means the Purchaser and any Assignee.

        1.12.    "Holder Demand" has the meaning set forth in Section 2.1(a).

        1.13.    "indemnified party" means any Person seeking indemnification pursuant to Section 2.6.

        1.14.    "indemnifying party" means any Person from whom indemnification is sought pursuant to Section 2.6.

        1.15.    "Indemnitees" has the meaning set forth in Section 2.6(a).

        1.16.    "Initiating Holder" means the party or parties delivering a Holder Demand as provided for under Section 2.1(a).

        1.17.    "Losses" has the meaning set forth in Section 2.6(a).

        1.18.    "Majority Participating Holders" means, at any time, Participating Holders holding more than 50% of the Registrable Securities proposed to be included in any offering of Registrable Securities by such Participating Holders pursuant to Section 2.1 or Section 2.2.

        1.19.    "NASD" means National Association of Securities Dealers, Inc.

        1.20.    "Nasdaq" has the meaning set forth in Section 2.3(a)(x).

        1.21.    "Participating Holders" means any Holder participating in any offering of Registrable Securities pursuant to Section 2.1 or Section 2.2.

        1.22.    "Partner Distribution" has the meaning set forth in Section 2.1(a).

        1.23.    "Person" means an individual, a corporation, a partnership, a limited liability company, a business, an association, a trust, an individual, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

        1.24.    "Postponement Period" has the meaning set forth in Section 2.1(j).

        1.25.    "Purchase Agreement" has the meaning set forth in the recitals.

        1.26.    "Purchaser" has the meaning set forth in the introduction.

        1.27.    "Registrable Securities" means any of the following when held by a Holder: (i) any shares of Common Stock issued upon the conversion of the Series A Preferred Stock, (ii) any shares of Common Stock acquired by the Holders from the Company after the date hereof, including shares of Common Stock acquired upon exercise or conversion of Convertible Securities that are acquired by the Holders from the Company after the date hereof, and (iii) any shares of the Series A Preferred Stock. For purposes of this Agreement, a Person will be deemed to a Holder of Registrable Securities whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion, exercise or exchange of any Convertible Securities but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall not be required to convert, exercise or exchange such Convertible Security (or otherwise acquire such Registrable Security) to participate on any registered offering hereunder until the closing of such offering. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement or (b) when such securities shall have been sold pursuant to Rule 144 under the Securities Act or similar rule then in effect.

        1.28.    "Registration Expenses" means all fees and expenses incurred in connection with the Company's performance of or compliance with Section 2 hereof, including, without limitation, (i) all registration, filing and applicable SEC fees, NASD fees, national securities exchange or inter-dealer quotation system fees, and fees and expenses of complying with state securities or blue sky laws (including fees and disbursements of counsel to the underwriters and the Participating Holders in connection with "blue sky" qualification of the Registrable Securities and determination of their eligibility for investment under the laws of the various jurisdictions), (ii) all printing (including printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and printing preliminary and final prospectuses), word processing, duplicating, telephone and facsimile expenses, and messenger and delivery expenses, (iii) all fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters or any special audits required by, or incident to, such registration, (iv) all reasonable fees and expenses of one law firm or other counsel selected by the Majority Participating Holders for the benefit of all of the Participating Holders, (v) all reasonable fees and expenses of any special experts or other Persons retained by the Company in connection with any registration, (vi) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practices, (vii) all applicable rating agency fees with respect to the Registrable Securities, (viii) reasonable fees and expenses of a Qualified Independent Underwriter (as such term is defined in Schedule E to the By-Laws of the NASD) and its counsel, (ix) all fees and disbursements of the underwriters (other than underwriting discounts and commissions but, including reasonable fees and disbursements of one counsel for such underwriters), (x) all transfer taxes, and (xi) all expenses incurred in connection with promotional efforts or "roadshows" (as negotiated by the Company with the underwriters); provided, however, that Registration Expenses shall exclude, and the Participating Holders shall pay ratably, underwriting discounts and commissions in respect of the Registrable Securities being registered for such Participating Holders.

        1.29.    "SEC" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

        1.30.    "Section 2.2 Sale Amount" has the meaning set forth in Section 2.2(c).

        1.31.    "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar federal statute.

        1.32.    "Selected Courts" has the meaning set forth in Section 4.4(b).

        1.33.    "Series A Preferred Stock" has the meaning set forth in the recitals.

        SECTION 2.    Registration Under Securities Act.

        2.1.    Registration on Demand.

        (a)    Demand.    At any time or from time to time, a Holder or Holders holding a majority of Registrable Securities then outstanding may require the Company to effect the registration under the Securities Act of all or part of their respective Registrable Securities, by delivering a written request (a "Holder Demand") therefor to the Company specifying the number of shares of Registrable Securities to be registered and the intended method of distribution thereof. As promptly as practicable, but no later than 10 days after receipt of a Holder Demand, the Company shall give written notice (the

"Demand Exercise Notice") of the Holder Demand to all Holders of Registrable Securities. Such Holders shall have the option, within 20 days after the receipt of the Demand Exercise Notice (or, 10 days if, at the request of the Initiating Holder, the Company states in such written notice or gives telephonic notice to each Holder, with written confirmation to follow promptly thereafter, stating that (i) such registration will be on Form S-3 and (ii) such shorter period of time is required because of a planned filing date), to request, in writing, that the Company include in such registration any Registrable Securities held by such Holder (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder). The Company shall as expeditiously as possible use its best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by the Initiating Holder and any other Holders which have made such written request. The Company shall (i) use its best efforts to effect the registration of Registrable Securities for distribution in accordance with the intended method of distribution set forth in a written request delivered by the Majority Participating Holders, which may include, at the option of such Majority Participating Holders, a distribution to, and resale by, the partners of such Holder or Holders (a "Partner Distribution"), and (ii) if requested by the Majority Participating Holders, obtain acceleration of the effective date of the registration statement relating to such registration.

        (b)    Partner Distributions.    Notwithstanding anything contained herein to the contrary, the Company shall, at the request of any Participating Holder seeking to effect a Partner Distribution, file any prospectus supplement or post-effective amendments and shall otherwise take any action necessary to include such language, if such language was not included in the initial registration statement, or revise such language if deemed necessary by such Participating Holder, to effect such Partner Distribution.

        (c)    Registration Statement Form.    Registrations under this Section 2.1 shall be on such appropriate form of the SEC (i) as shall be selected by the Company and as shall be reasonably acceptable to the Majority Participating Holders and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in such Participating Holders' requests for such registration, including, without limitation, a Partner Distribution or a continuous or delayed basis offering pursuant to Rule 415 under the Securities Act. The Company agrees to include in any such registration statement all information which, in the opinion of counsel to the Participating Holders and counsel to the Company, is necessary or desirable to be included therein.

        (d)    Expenses.    The Company shall pay, and shall be responsible for, all Registration Expenses in connection with any registration requested pursuant to this Section 2.1. Notwithstanding the foregoing, the provisions of this Section 2.1(d) shall be deemed amended to the extent necessary to cause these expense provisions to comply with "blue sky" laws of each state or the securities laws of any other jurisdiction in the United States and its territories in which the offering is made.

        (e)    Effective Registration Statement.    A registration requested pursuant to this Section 2.1 shall not be deemed a Demand Registration (including for purposes of Section 2.1(h)) unless a registration statement with respect thereto has become effective and has been kept continuously effective for the period set forth in Section 2.3(a)(i) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriter or underwriters a Prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer. Should a Demand Registration not become effective due to the failure of a Participating Holder to perform its obligations under this Agreement, or in the event the Majority Participating Holders withdraw or do not pursue the request for the Demand Registration as provided for in Section 2.1(g) (in each of the foregoing cases, provided that at such time the Company is in compliance in all material respects with its obligations under this Agreement), then, such Demand

Registration shall be deemed to have been effected (including for purposes of Section 2.1(h)); provided, that, if (i) the Demand Registration does not become effective because a material adverse change has occurred, or is reasonably likely to occur, in the condition (financial or otherwise), prospects, business, assets or results of operations of the Company and its subsidiaries taken as a whole subsequent to the date of the delivery of the Demand Exercise Notice, (ii) after the Demand Registration has become effective, such registration is interfered with by any stop order, injunction, or other order or requirement of the SEC or other governmental agency or court, (iii) the Demand Registration is withdrawn at the request of the Majority Participating Holders due to the advice of the managing underwriter(s) that the Registrable Securities covered by the registration statement could not be sold in such offering within a price range acceptable to the Majority Participating Holders, (iv) the Demand Registration is withdrawn for any reason at any time during a Postponement Period or within ten days thereafter, or (v) the Participating Holders reimburse the Company for any and all Registration Expenses incurred by the Company in connection with such request for a Demand Registration that was withdrawn or not pursued, then the Demand Registration shall not be deemed to have been effected and will not count as a Demand Registration).

        (f)    Selection of Underwriters.    The underwriters of each underwritten offering of the Registrable Securities pursuant to this Section 2.1 shall be selected by the Majority Participating Holders, which underwriters shall be reasonably acceptable to the Company.

        (g)    Right to Withdraw.    Any Participating Holder shall have the right to withdraw its request for inclusion of Registrable Securities in any registration statement pursuant to this Section 2.1 at any time prior to the effective date of such registration statement (but in no event less than 24 hours prior to such date) by giving written notice to the Company of its request to withdraw. Upon receipt of notices from the Majority Participating Holders to such effect, the Company shall cease all efforts to obtain effectiveness of the applicable registration statement, and whether the Initiating Holder's request for registration pursuant to this Section 2.1 shall be counted as a Demand Registration for purposes of Section 2.1(h) shall be determined in accordance with Section 2.1(e) above.

        (h)    Limitations on Registration on Demand.    The Holders shall be entitled to require the Company to effect, and the Company shall be required to effect, four (4) registrations in the aggregate pursuant to this Section 2.1 (each, a "Demand Registration"); provided, however, that the Company shall not be required to have a registration statement declared effective pursuant to a Demand Registration until at least 90 days after the effective date of any other registration statement filed by the Company pursuant to a previous Demand Registration. The aggregate offering value of the shares to be registered pursuant to any such registration shall be at least $5 million (determined as of the date the demand is made), unless the registration is of the balance of the Registrable Securities held by the Holders.

        (i)    Priority in Registrations on Demand.    Whenever the Company effects a registration pursuant to this Section 2.1 in connection with an underwritten offering by Holders, no securities other than Registrable Securities shall be included among the securities covered by such registration unless the Majority Participating Holders consent in writing to the inclusion therein of such other securities, which consent may be subject to terms and conditions determined by the Majority Participating Holders in their sole discretion. If any registration pursuant to a Holder Demand involves an underwritten offering and the managing underwriter(s) of such offering shall inform the Company in writing of its belief that the number of Registrable Securities requested to be included in such registration pursuant to this Section 2.1, when added to the number of any other securities to be offered in such registration, would materially adversely affect such offering, then the Participating Holders shall be entitled to participate on a pro rata basis based on the number of shares of Registrable Securities requested to be included in the offering by each such Participating Holder prior to the inclusion of any securities other than Registrable Securities.

        (j)    Postponement.    The Company shall be entitled once in any twelve-month period to postpone for a reasonable period of time (but not exceeding 90 days) (the "Postponement Period") the filing of any registration statement required to be prepared and filed by it pursuant to this Section 2.1 if the Company determines, in its reasonable judgment, upon advice of counsel, as authorized by a resolution of the Board of Directors, that such registration and offering would require premature disclosure of any material financing, material corporate reorganization or other material transaction involving the Company, and promptly gives the Participating Holders written notice of such determination, containing a specific statement of the reasons for such postponement and an approximation of the anticipated delay.

        2.2.    Incidental Registration.

        (a)    Right to Include Registrable Securities.    If the Company at any time proposes to register any of its equity securities under the Securities Act by registration on Form S-1, S-2 or S-3, or any successor or similar form(s) (except registrations (i) pursuant to Section 2.1, (ii) solely for registration of equity securities in connection with an employee benefit plan (as defined in 405 of the Securities Act) or dividend reinvestment plan on Form S-8 or any successor form thereto or (iii) in connection with any acquisition or merger on Form S-4 or any successor form thereto), whether or not for sale for its own account, it will each such time give prompt written notice (but in no event less than 30 days prior to the initial filing of a registration statement with respect thereto) to each of the Holders of its intention to do so and such notice shall offer the Holders of such Registrable Securities the opportunity to register under such registration statement such number of Registrable Securities as each such Holder may request in writing. Upon the written request of any of the Holders (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder), made as promptly as practicable and in any event within 20 days after the receipt of any such notice (or, 10 days if the Company states in such written notice or gives telephonic notice to each Holder, with written confirmation to follow promptly thereafter, stating that (i) such registration will be on Form S-3 and (ii) such shorter period of time is required because of a planned filing date), the Company shall include in such registration under the Securities Act all Registrable Securities which the Company has been so requested to register by each Holder; provided, however, that if, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such equity securities, the Company shall give written notice of such determination and its reasons therefor to the Holders and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith as provided for in Section 2.2(d)), without prejudice, however, to the rights of the Holders to request that such registration be effected as a registration under Section 2.1 and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 2.2 shall relieve the Company of its obligation to effect any registration upon request under Section 2.1.

        (b)    Right to Withdraw; Option to Participate in Shelf Takedowns.    Any Holder shall have the right to withdraw its request for inclusion of Registrable Securities in any registration statement pursuant to this Section 2.2 at any time prior to the effective date of such registration statement (but in no event less than 24 hours prior to such date) by giving written notice to the Company of its request to withdraw. In the event that the Holder has requested inclusion of Registrable Securities in a shelf registration, the Holder shall have the right, but not the obligation, to participate in any offering of the Company's equity securities under such shelf registration.

        (c)    Priority in Incidental Registrations.    If any registration pursuant to this Section 2.2 involves an underwritten offering and the managing underwriter(s) of such offering shall inform the Company in writing of its belief that the number of Registrable Securities requested to be included in such registration or offering, when added to the number of other equity securities to be offered in such registration or offering, would materially adversely affect such offering, then the Company shall include in such registration or offering, to the extent of the number and type which the Company is so advised can be sold in (or during the time of) such registration or offering without so materially adversely affecting such registration or offering (the "Section 2.2 Sale Amount"), (i) all of the securities proposed by the Company to be sold for its own account; (ii) thereafter, to the extent the Section 2.2 Sale Amount is not exceeded, the Registrable Securities requested by the Participating Holders (provided that if all of the Registrable Securities requested by the Participating Holders may not be included, the Participating Holders shall be entitled to participate on a pro rata basis based on the aggregate number of shares of Registrable Securities requested by the Participating Holders to be registered); and (iii) thereafter, to the extent the Section 2.2 Sale Amount is not exceeded, any other securities of the Company requested to be included by Company stockholders holding other such registration rights.

        (d)    Expenses.    The Company shall pay, and shall be responsible for, all Registration Expenses in connection with any registration requested pursuant to this Section 2.2. Notwithstanding the foregoing, the provisions of this Section 2.2(d) shall be deemed amended to the extent necessary to cause these expense provisions to comply with "blue sky" laws of each state or the securities laws of any other jurisdiction in the United States and its territories in which the offering is made.

        (e)    Selection of Underwriters.    The underwriters of each underwritten offering of the Registrable Securities pursuant to this Section 2.2 shall be selected by the Company provided that the Majority Participating Holders shall have the right to select a co-managing underwriter.

        (f)    Plan of Distribution; Partner Distributions.    Any participation by Holders in a registration by the Company shall be in accordance with the Company's plan of distribution, which shall include, upon the written request of such Holder or Holders, a Partner Distribution. Notwithstanding anything contained herein to the contrary, the Company shall, at the request of any Holder seeking to effect a Partner Distribution, file any prospectus supplement or post-effective amendments and otherwise take any action necessary to include such language, if such language was not included in the initial registration statement, or revise such language if deemed reasonably necessary by such Holder to effect such Partner Distribution.

        (g)    Right to Terminate Registration.    The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration, whether or not any Holder has elected to include Registrable Securities in such registration.

        2.3.    Registration Procedures.

        (a)    If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act pursuant to either Section 2.1 or Section 2.2 hereof, the Company shall as expeditiously as possible:

          (i)    prepare and file with the SEC as soon as practicable (and in the case of a demand pursuant to Section 2.1, within 30 days after receipt by the Company of a Demand Exercise Notice) a registration statement on an appropriate registration form of the SEC for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof (including, without limitation, a Partner Distribution) which registration statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and thereafter use its best efforts to cause such registration statement to become and remain effective (A) with respect to an underwritten offering, for a period of at least 90 days or until all shares subject to such registration statement have been sold and (B) with respect to a shelf registration, until the earlier of (1) the sale of all Registrable Securities thereunder and (2) the earlier of the tenth anniversary of the date of this Agreement and the third anniversary of the effective date of such shelf registration;

          (ii)   prepare and file with the SEC any amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the Participating Holders set forth in such registration statement for such period as provided for in Section 2.3(a)(i) above;

          (iii)  furnish, without charge, to each Participating Holder and each underwriter such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Majority Participating Holders and such underwriters may request (it being understood that the Company consents to the use of such prospectus or any amendment or supplement thereto by each Participating Holder and the underwriters in connection with the offering and sale of the Registrable Securities covered by such prospectus or any amendment or supplement thereto);

          (iv)  use its best efforts (A) to register or qualify all Registrable Securities and other securities covered by such registration statement under such state securities or blue sky laws where an exemption is not available and as the Majority Participating Holders or any managing underwriter shall reasonably request, (B) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (C) to take any and all other actions which may be necessary or advisable to enable the Participating Holders or underwriters to consummate the disposition in such jurisdictions of the securities to be sold by the Participating Holders or underwriters, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this Section 2.3(a)(iv), be obligated to be so qualified;

          (v)   use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the Participating Holders to consummate the disposition of such Registrable Securities;

          (vi)  furnish to each Participating Holder and each underwriter a signed counterpart of (A) an opinion of counsel for the Company and (B) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement, in each case, addressed to each Participating Holder and each underwriter covering matters with respect to such registration statement (and the prospectus included therein) as such Majority Participating Holders and managing underwriter(s) shall request;

          (vii) promptly notify each Participating Holder and each managing underwriter (A) when such registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to such registration statement has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective; (B) of the receipt by the Company of any comments from the SEC or receipt of any request by the SEC for additional information with respect to any registration statement or the prospectus related thereto or any request by the SEC for amending or supplementing the registration statement and the prospectus used in connection therewith; (C) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose; (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; and (E) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and in the case of this clause (E), promptly prepare and furnish, at the Company's expense, to each Participating Holder and each managing underwriter a number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and (F) at any time when the representations and warranties of the Company contemplated by Section 2.4(a) or (b) hereof cease to be true and correct;

        (viii)  otherwise comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as practicable (and in any event within 16 months after the effective date of the registration statement), an earnings statement covering the period of at least twelve (12) consecutive months beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

          (xi)  provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

          (x)   (A) use its best efforts to cause all Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (B) if no similar securities are then so listed, use its best efforts to (1) cause all such Registrable Securities to be listed on a national securities exchange or (2) secure designation of all such Registrable Securities as a National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") "national market system security" within the meaning of Rule 11Aa2-1 of the SEC or (3) failing that, to secure Nasdaq authorization for such shares and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such shares with the NASD;

          (xi)  deliver promptly to counsel to the Participating Holders and each underwriter, if any, participating in the offering of the Registrable Securities, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to such registration statement;

          (xii) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

        (xiii)  provide a CUSIP number for all Registrable Securities, no later than the effective date of the registration statement and provide the applicable transfer agents with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company; and

        (xiv)  cause its officers and employees to participate in, and to otherwise facilitate and cooperate with the preparation of the registration statement and prospectus and any amendments or supplements thereto (including participating in meetings, drafting sessions, due diligence sessions and the marketing of the Registrable Securities covered by the registration statement (including, without limitation, participation in "road shows") taking into account the Company's business needs;

          (xv) enter into and perform its obligations under such customary agreements (including, without limitation, if applicable, an underwriting agreement as provided for in Section 2.4 herein) and take such other actions as the Majority Participating Holders or managing underwriter(s) shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

        (xvi)  promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter(s) or Majority Participating Holders reasonably request to be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

       (xvii)  cooperate with each Participating Holder and each underwriter, and their respective counsel in connection with any filings required to be made with the NASD, New York Stock Exchange, or any other securities exchange on which such Registrable Securities are traded or will be traded;

      (xviii)  promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus contained therein (after the initial filing of such registration statement) provide copies of such document to counsel for the Participating Holders and to each managing underwriter, and make the Company's representatives available for discussion of such document and make such changes in such document concerning the Participating Holders prior to the filing thereof as counsel for such Participating Holders or underwriters may request;

        (xix)  furnish to each Participating Holder and each managing underwriter(s), without charge, at least one signed (which may be a conforming signature) copy of the registration statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

          (xx) cooperate with the Participating Holders and the managing underwriter(s) to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the Participating Holders at least five business days prior to any sale of Registrable Securities and instruct any transfer agent or registrar of Registrable Securities to release any stop transfer orders in respect thereof;

          (xxi)  to the extent required by the rules and regulations of the NASD, retain a Qualified Independent Underwriter, which shall be reasonably acceptable to the Majority Participating Holders; and

         (xxii)  take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, however, that to the extent that any prohibition is applicable to the Company, the Company will take such action as is necessary to make any such prohibition inapplicable.

          (b)   Each Participating Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3(a)(vii)(C) or (E), each Participating Holder will, to the extent appropriate, discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until, in the case of Section 2.3(a)(vii)(E), its receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.3(a)(vii)(E) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in its possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. If the disposition by a Participating Holder of its securities is discontinued pursuant to the foregoing sentence, the Company shall extend the period of effectiveness of the registration statement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Participating Holder shall have received copies of the supplemented or amended prospectus contemplated by Section 2.3(a)(vii)(E); and, if the Company shall not so extend such period, the Participating Holder's request pursuant to which such registration statement was filed shall not be counted for purposes of the requests for registration to which the Participating Holder is entitled pursuant to Section 2.1 hereof. If for any other reason the effectiveness of any registration statement filed pursuant to Section 2.1 or Section 2.2 is suspended or interrupted prior to the expiration of the time period regarding the maintenance of the effectiveness of such Registration Statement required by Section 2.3(a)(i) so that Registrable Securities may not be sold pursuant thereto, the applicable time period shall be extended by the number of days equal to the number of days during the period beginning with the date of such suspension or interruption to and ending with the date when the sale of Registrable Securities pursuant to such registration statement may be resumed.

          (c)   If any such registration statement or comparable statement under "blue sky" laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state "blue sky" or securities law then in force, the deletion of the reference to such Holder.

          (d)   Holders may seek to register different types of Registrable Securities simultaneously and the Company shall use its reasonable best efforts to effect such registration and sale in accordance with the intended method or methods of disposition specified by such holders.

        2.4.    Underwritten Offerings.

          (a)   Demanded Underwritten Offerings. If requested by the underwriters for any underwritten offering by the Participating Holders pursuant to a registration requested under Section 2.1, the Company shall enter into a customary underwriting agreement with the managing underwriter(s) selected by the Majority Participating Holders (in accordance with Section 2.1(f) hereto). Such underwriting agreement shall be reasonably satisfactory in form and substance to the Majority

  Participating Holders and shall contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, customary provisions relating to indemnification and contribution which are no less favorable to the recipient than those provided in Section 2.6 hereof. Each Participating Holder shall be a party to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of each Participating Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of each Participating Holder. No Participating Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Participating Holder, its ownership of and title to the Registrable Securities, and its intended method of distribution; and any liability of any Participating Holder to any underwriter or other person under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties and shall be limited to an amount equal to the proceeds (net of expenses and underwriting discounts and commissions) that it derives from such registration.

          (b)   Incidental Underwritten Offerings. In the case of a registration pursuant to Section 2.2 hereof, if the Company shall have determined to enter into an underwriting agreement in connection therewith, all of the Registrable Securities to be included in such registration shall be subject to such underwriting agreements. The Participating Holders may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Participating Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Participating Holders. None of the Participating Holders shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Participating Holder, its ownership of and title to the Registrable Securities and its intended method of distribution; and any liability of any Participating Holder to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties and shall be limited to an amount equal to the proceeds (net of expenses and underwriting discounts and commissions) that it derives from such registration.

          (c)   Participation in Underwritten Registrations. In the case of an underwritten registration pursuant to Section 2.1 or Section 2.2 hereof, as the Company may from time to time reasonably request in writing, the Company may require the Participating Holders (i) to furnish the Company such information regarding such Participating Holders and the distribution of the Registrable Securities to enable the Company to comply with the requirements of applicable laws or regulations in connection with such registration and (ii) to complete and execute all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. The Company shall not be obligated to effect the registration of any Registrable Securities of a particular Participating Holder unless such information and documents regarding such Participating Holder and the distribution of such Participating Holder's Registrable Securities is provided to the Company.

        2.5.    Preparation; Reasonable Investigation.    In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Participating Holders, the managing underwriter(s), and their respective counsel, accountants and other representatives and agents the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto or comparable statements under securities or blue sky laws of any jurisdiction, and give each of the foregoing parties access to its books and records, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and such opportunities to discuss the business of the Company and its subsidiaries with their respective directors, officers and employees and the independent public accountants who have certified the Company and its subsidiaries' financial statements, and supply all other information and respond to all inquiries requested by such Participating Holders, managing underwriter(s), or their respective counsel, accountants or other representatives or agents in connection with such registration statement, as shall be necessary or appropriate, in the opinion of counsel to such Participating Holder or managing underwriter(s), to conduct a reasonable investigation within the meaning of the Securities Act, and the Company shall not file any registration statement or amendment thereto or any prospectus or supplement thereto to which the Majority Participating Holders or the managing underwriter(s) shall object.

        2.6.    Indemnification.

          (a)   Indemnification by the Company. The Company agrees that in the event of any registration of any Registrable Securities under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, (i) each of the Holders and their Affiliates, (ii) each of the Holders' and their Affiliates' respective Affiliates, officers, directors, successors, assigns, members, partners, shareholders, employees, advisors, representatives, and agents, (iii) each other Person who participates as an underwriter or Qualified Independent Underwriter in the offering or sale of such securities, (iv) each Person who controls (within the meaning of the Securities Act or the Exchange Act) any of the Persons listed in clauses (i), (ii), (iii) or (iv), and (v) any representative (legal or otherwise) of any of the Persons listed in clauses (i), (ii), (iii) or (iv) (collectively, the "Indemnitees"), from and against any losses, penalties, fines, liens, judgments, suits, claims, damages, liabilities, costs and expenses (including reasonable attorney's fees and any amounts paid in any settlement effected in compliance with Section 2.6(e)) or liabilities, joint or several (or actions or proceedings, whether commenced or threatened, in respect thereof, and whether or not such Indemnitee is a party thereto) ("Losses"), to which such Indemnitee has become or may become subject under the Securities Act or otherwise, insofar as such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, or any preliminary prospectus, final prospectus or summary prospectus contained therein, any amendment or supplement thereto, or any documents incorporated by reference therein, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company shall reimburse such Indemnitee for any reasonable legal or any other fees or expenses incurred by it in connection with investigating or defending any such Loss; provided that the Company shall not be liable to an Indemnitee to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, or document incorporated by reference, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Indemnitee, which specifically states that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement.

          (b)   Indemnification by Participating Holders. As a condition to including any Registrable Securities in any registration statement, the Company shall have received an undertaking reasonably satisfactory to it from each Participating Holder so including any Registrable Securities to, severally and not jointly, to the fullest extent permitted by law, indemnify and hold harmless (i) the Company, each director and officer of the Company (including each officer of the Company that signed the registration statement), employees and agents and each other Person, if any, who controls the Company within the meaning of the Securities Act or Exchange Act and (ii) any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act or the Exchange Act), with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, but only to the extent such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished by such Participating Holder to the Company specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement and such Participating Holder shall reimburse such indemnified party for any reasonable legal or any other fees or expenses reasonably incurred by them in connection with investigating or defending any such Loss; provided, however, that the liability of such indemnifying party under this Section 2.6(b) shall be limited to the amount of proceeds (net of expenses and underwriting discounts and commissions) received by such indemnifying party in the offering giving rise to such liability. Each Participating Holder shall also indemnify and hold harmless all other prospective sellers and Participating Holders, their respective Affiliates, officers, directors, successors, assigns, members, partners, shareholders, employees, advisors, representatives, and agents, and each Person who controls (within the meaning of the Securities Act or the Exchange Act) any such seller or Participating Holder to the same extent as provided above with respect to indemnification of the Company and underwriters.

          (c)   Notices of Claims. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 2.6(a) or Section 2.6(b), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to such indemnifying party of the commencement of such action or proceeding; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 2.6(a) or Section 2.6(b), except to the extent that the indemnifying party is actually and materially prejudiced by such failure to give notice, and shall not relieve the indemnifying party from any liability which it may have to the indemnified party otherwise than under this Section 2.6.

          (d)   Defense of Claims. In case any such action or proceeding is brought against an indemnified party, except as provided for in the next sentence, the indemnifying party shall be entitled to participate therein and assume the defense thereof, jointly with any other indemnifying party, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than costs of investigation and the indemnified party shall be entitled to participate in such defense at its own expense. If (i) the indemnifying party fails to notify the indemnified party in writing, within 15 days after the indemnified party has given notice of the action or proceeding, that the indemnifying party will indemnify the indemnified party from and against all Losses the indemnified party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the claim, (ii) the indemnifying party fails to provide the indemnified party with evidence acceptable to the indemnified party that the indemnifying party will have the financial resources to defend against the claim or proceeding and fulfill its indemnification obligations hereunder, (iii) the indemnifying party fails to defend diligently the action or proceeding within 15 days after receiving notice of such failure from such indemnified party; (iv) such indemnified party reasonably shall have concluded (upon advice of its counsel) that there may be one or more legal defenses available to such indemnified party or other indemnified parties which are not available to the indemnifying party; or (v) if such indemnified party reasonably shall have concluded (upon advice of its counsel) that, with respect to such claims, the indemnified party and the indemnifying party may have different, conflicting, or adverse legal positions or interests then, in any such case, the indemnified party shall have the right to assume or continue its own defense and the indemnifying party shall be liable for any fees and expenses therefor.

          (e)   Consent to Entry of Judgment and Settlements. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld, provided, that, in the case where the indemnifying party shall have failed to take any of the actions listed in clauses (i), (ii) or (iii) of the last sentence of Section 2.6(d), the indemnified party shall have the right to compromise or settle such action on behalf of and for the account, expense, and risk of the indemnifying party and the indemnifying party will remain responsible for any Losses the indemnified party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the action or proceeding to the fullest extent provided in this Section 2.6. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim, (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party and (C) does not require any action other than the payment of money by the indemnifying party.

          (f)    Contribution. If for any reason the indemnification provided for in Sections 2.6(a), (b) or (g) is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein, then, in lieu of the amount paid or payable under Sections 2.6(a), (b) or (g), the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party on the other, with respect to the statements or omissions which resulted in such Loss, as well as any other relevant equitable considerations, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the allocation provided in this clause (ii) provides a greater amount to the indemnified party than clause (i) above, in such proportion as shall be appropriate to reflect not only the relative fault but also the relative benefits received by the indemnifying party and the indemnified party from the offering of the securities covered by such registration statement as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 2.6(f) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the preceding sentence of this Section 2.6(f). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Sections 2.6(a), (b) or (g) shall be deemed to include, subject to the limitations set forth in Sections 2.6(a), (b) and (g), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding anything in this Section 2.6(f) to the contrary, no Participating Holder shall be required to contribute any amount in excess of the proceeds (net of expenses and underwriting discounts and commissions) received by such Participating Holder from the sale of the Registrable Securities in the offering to which the Losses of the indemnified parties relate.

          (g)   Other Indemnification. Indemnification and contribution similar to that specified in the preceding subsections of this Section 2.6 (with appropriate modifications) shall be given by the Company and the Participating Holders with respect to any required registration or other qualification of securities under state or blue sky law or regulation. The indemnification agreements contained in this Section 2.6 shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee or other indemnified party and shall survive the transfer of any of the Registrable Securities by any such party.

          (h)   Indemnification Payments. The indemnification and contribution required by this Section 2.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or a Loss is incurred.

        2.7.    Limitation on Sale of Securities.

          (a)   For the Company and Others. If the Company receives a request for registration pursuant to an underwritten offering of Registrable Securities pursuant to Section 2.1 or 2.2 hereof, and if such a request is being implemented or has not been withdrawn or abandoned, the Company agrees that (i) the Company shall not effect any public or private offer, sale, distribution or other disposition of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company or effect any registration of any of such securities under the Securities Act (in each case, other than (x) option grants to employees pursuant to the Company's option plan, (y) as part of such registration and (z) as a registration using Form S-8 or any successor or similar form which is then in effect), whether or not for sale for its own account, during the period beginning on the date the Company receives such request until 90 days after the effective date of such registration (or such shorter period as the managing underwriter(s) may require) and (ii) the Company shall use its reasonable best efforts to obtain from each of its officers, directors and beneficial owners of 5% or more of Common Stock, an agreement not to effect any public or private offer, sale, distribution or other disposition of Common Stock, or any securities that are convertible or exchangeable or exercisable for Common Stock, during the period referred to in clause (i) of this paragraph, including, without limitation, a sale pursuant to Rule 144 under the Securities Act. The Company agrees to cause each holder of Common Stock, or any securities that are convertible or exchangeable or exercisable for Common Stock, purchased or otherwise acquired from the Company (other than in a public offering) at any time after the date of this Agreement to agree not to effect any public or private offer, sale, distribution or other disposition of any such securities during the period referred to in clause (i) of the preceding sentence, including, without limitation, a sale pursuant to Rule 144 under the Securities Act.

          (b)   For the Holders. If the Company receives a request for registration pursuant to an underwritten offering of Registrable Securities pursuant to Section 2.1 or 2.2 hereof, and if such a request is being implemented or has not been withdrawn or abandoned, each Holder agrees that, to the extent requested in writing by the managing underwriter(s), it will not effect any public or private offer, sale, distribution or other disposition of any Registrable Securities, or any securities convertible into or exchangeable or exercisable for such Registrable Securities (other than the conversion of shares of the Series A Preferred Stock), including, without limitation, any sale pursuant to Rule 144 under the Securities Act, during the 90-day period beginning on the effective date of such registration statement (or such shorter period as the managing underwriter(s) may require), provided, that each Holder has received the written notice required by Sections 2.1(a) and 2.2(a); and further, provided, that in connection with such underwritten offering each officer and director of the Company is subject to restrictions substantially equivalent to those imposed on the Holders.

        2.8.    No Required Sale.    Nothing in this Agreement shall be deemed to create an independent obligation on the part of any of the Holders to sell any Registrable Securities pursuant to any effective registration statement.

        2.9.    Rule 144; Rule 144A; Regulation S.    The Company covenants that, at its own expense, it will file the reports required to be filed by it under the Securities Act and the Exchange Act, and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rules 144, 144A or Regulation S under the Securities Act or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of a Holder, the Company, at its own expense, will promptly deliver to such Holder (i) a written statement as to whether it has complied with such requirements (and such Holder shall be entitled to rely upon the accuracy of such written statement), (ii) a copy of the most recent annual or quarterly report of the Company and (iii) such other reports and documents as such Holder may reasonably request in order to avail itself of any rule or regulation of the SEC allowing it to sell any Registrable Securities without registration.

        2.10.    Adjustments.    At the request of the Purchaser, in the event of any change in the capitalization of the Company as a result of any stock split, stock dividend, reverse split, combination, recapitalization, merger, consolidation, or otherwise, the provisions of this Section 2 shall be appropriately adjusted. The Company agrees that it shall not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the Holders to include any Registrable Securities in any registration contemplated by this Agreement or the marketability of such Registrable Securities in any such registration. The Company agrees, upon obtaining necessary approval, that it will take all steps necessary to effect a combination or subdivision of shares if in the judgment of the Purchaser or managing underwriter(s) such combination or subdivision would enhance the marketability of the Registrable Securities.

  SECTION 3.    Subsequent Registration Rights; No Inconsistent Agreements.

        3.1.    Limitations on Subsequent Registration Rights.    From and after the date of this Agreement until the Holders and their respective assigns shall no longer hold any Registrable Securities, without the prior written consent of the Purchaser, the Company shall not enter into an agreement that grants a holder or prospective holder of any securities of the Company demand or incidental registration rights that by their terms are not subordinate to the registration rights granted to the Holders in this Agreement. Notwithstanding the foregoing, if after the date of this Agreement the Company enters into any other agreement with respect to the registration of any of its equity securities, and the terms contained therein are more favorable to, or less restrictive on, the other party thereto than the terms and conditions contained in this Agreement (insofar as they are applicable) with respect to the Holders, then the terms of this Agreement shall immediately be deemed to have been amended without further action by the Company or the Holders so that the Holders shall be entitled to the benefit of any such more favorable or less restrictive terms or conditions.

        3.2.    No Inconsistent Agreements.    The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in Section 2 or otherwise conflicts with the provisions of Section 2, other than any customary lock-up agreement with the underwriters in connection with any offering effected hereunder, pursuant to which the Company shall agree not to register for sale, and the Company shall agree not to sell or otherwise dispose of, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, for a specified period (not to exceed 180 days) following such offering. Except as set forth on Schedule 3.6 of the Company Disclosure Schedules, the Company warrants that the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound. Except as set forth on Schedule 3.6 the Company Disclosure Schedules, the Company has not previously entered into any agreement with respect to its securities granting any registration rights to any Person.

  SECTION 4.    Miscellaneous.

        4.1.    Amendments and Waivers.    This Agreement and any of the provisions hereof may be amended, waived (either generally or in a particular instance and either retroactively or prospectively), modified or supplemented, in whole or in part, only by written agreement of the Company (by an independent committee of the Board of Directors) and the Purchaser; provided, however, that any amendment, waiver, modification or supplement of Section 2.6 shall require the written agreement of the Company and all Holders; and provided, further, that the observance of any provision of this Agreement may be waived in writing by the party that will lose the benefit of such provision as a result of such waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach, except as otherwise explicitly provided for in such waiver. Except as otherwise expressly provided herein, no failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder, or otherwise available in respect hereof at law or in equity, shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The execution of a counterpart signature page to this Agreement after the date hereof by any Person as provided for herein shall not require consent of any party hereto and shall not be deemed an amendment to this Agreement.

        4.2.    Assignment; Third Party Beneficiaries.    This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and any of their respective successors, personal representatives and permitted assigns who agree in writing to be bound by the terms hereof. The Company may not assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the Holders. Any Holder may, at its election and at any time or from time to time, assign its rights and delegate its duties under this Agreement, in whole or in part, to an Affiliate, to a partner of such Holder or Affiliate or to any Person to whom the Holder sells, assigns or otherwise transfers any of its Registrable Securities (an "Assignee"); provided that, no such assignment shall be binding upon or obligate the Company to any such Assignee unless and until the Assignee delivers to the Company (i) a written notice stating the name and address of the Assignee and identifying the securities with respect to which such rights are being assigned, if any, and (ii) a written instrument by which such Assignee agrees to be bound by the obligations imposed upon Holders under this Agreement to the same extent as if such Assignee were a party hereto (or executes and delivers to the Company a counterpart to this Agreement and agrees to be treated as a "Holder" for all purposes of this Agreement).

        4.3.    Notice.    Unless otherwise provided herein, all notices, requests, demands, claims and other communications provided for under the terms of this Agreement shall be in writing and shall be delivered personally, telecopied or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given if delivered personally or telecopied, on the date of such delivery, or if sent by reputable overnight courier, on the first business day following the date of such mailing, as follows:

        (a)   If to any of the Holders, to:

    New Mountain Partners, L.P.
    712 Fifth Avenue, 23rd Floor
    New York, NY 10019
    Facsimile: (212) 582-2277
    Attention:

    With a copy to (which shall not constitute notice):

    Fried, Frank, Harris, Shriver & Jacobson
    One New York Plaza
    New York, New York 10004
    Facsimile: (212) 859-4000
    Attention: Aviva F. Diamant, Esq.

        (b)   If to the Company, to:

    National Medical Health Card Systems, Inc.
    26 Harbor Park Drive
    Port Washington, New York 11050
    Facsimile: (516) 626-8002
    Attention: Chief Financial Officer

    With a copy to (which shall not constitute notice):

    Fulbright & Jaworski L.L.P.
    666 Fifth Avenue
    New York, New York 10103
    Facsimile: (212) 318-3400
    Attention: Steven I. Suzzan, Esq.

        Any party may by notice given in accordance with this Section 4.3 designate another address or person for receipt of notices hereunder.

        4.4.    Governing Law; Venue; Service of Process; Waiver of Jury Trials.

          (a)   Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights and obligations of the parties hereto shall be governed by, the laws of the State of New York, without giving effect to the principles of conflicts of laws except for §5-1401 and §5-1402 of the General Obligations Law Provisions of the State of New York.

          (b)   Venue and Service of Process. By execution and delivery of this Agreement, each of the parties hereto hereby irrevocably and unconditionally (i) consents to submit to the exclusive jurisdiction of the courts of the State of New York in New York county and the United States District Court for the Southern District of New York (the "Selected Courts") for any action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby, and agrees not to commence any action or proceeding relating thereto except in the Selected Courts, provided, that, a party may commence any action or proceeding in a court other than a Selected Court solely for the purpose of enforcing an order or judgment issued by one of the Selected Courts; (ii) consents to service of any process, summons, notice or document in any action or proceeding by registered first-class mail, postage prepaid, return receipt requested or by nationally recognized courier guaranteeing overnight delivery in accordance with Section 4.3 hereof and agrees that such service of process shall be effective service of process for any action or proceeding brought against it in any such court, provided, that, nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law; (iii) waives any objection to the laying of venue of any action or proceeding arising out of this Agreement or the transactions contemplated hereby in the Selected Courts; and (iv) waives and agrees not to plead or claim in any court that any such action or proceeding brought in any such Selected Court has been brought in an inconvenient forum.

          (c)   Waiver of Jury Trial. With respect to any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, each of the parties hereby irrevocably, to the extent not prohibited by applicable law that cannot be waived, waives, and covenants that it will not assert (whether as plaintiff, defendant or otherwise), any right to trial by jury in any action arising in whole or in part under or in connection with this Agreement or the transactions contemplated hereby, whether now existing or hereafter arising, and whether sounding in contract, tort or otherwise, and agrees that any of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained-for agreement among the parties irrevocably to waive its right to trial by jury in any action or proceeding whatsoever between them relating to this Agreement or the transactions contemplated hereby. Such action or proceeding shall instead be tried in a Selected Court by a judge sitting without a jury.

        4.5.    Remedies.    The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached and further agree that money damages or other remedy at law would not be a sufficient or adequate remedy for any breach or violation of, or a default under, this Agreement by them and that, in addition to all other remedies available to them, each of them shall be entitled to an injunction restraining such breach, violation or default or threatened breach, violation or default and to any other equitable relief, including, without limitation, specific performance of the terms and provisions of this Agreement. Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto. Each party further agrees that, in the event of any action for an injunction or other equitable remedy in respect of such breach or enforcement of specific performance, it will not assert the defense that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Agreement (including the indemnification provisions thereof), or where any provision hereof is validly asserted as a defense, the successful party to such action or proceeding shall be entitled to recover, to the extent permitted by applicable law, attorneys' fees in addition to its costs and expenses and any other available remedy.

        4.6.    Further Assurances.    Each party hereto shall cooperate with each other party, shall do and perform or cause to be done and performed all further acts and things, and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

        4.7.    Severability.    If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

        4.8.    Entire Agreement.    This Agreement, the Purchase Agreement and the documents referred to herein or therein or delivered pursuant hereto or thereto, are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, the Purchase Agreement and the documents referred to herein or therein or delivered pursuant hereto or thereto, supersede all prior agreements and understandings between the parties with respect to such subject matter.

        4.9.    Counterparts.    This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, all of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        4.10.    Defaults.    A default by any party to this Agreement in such party's compliance with any of the conditions or covenants hereof or performance of any of the obligations of such party hereunder shall not constitute a default by any other party.

        4.11.    General Interpretive Principles.    Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. The headings of the sections, paragraphs, subparagraphs, clauses and subclauses of this Agreement are for convenience of reference only and shall not in any way affect the meaning or interpretation of any of the provisions hereof. Unless otherwise specified, the terms "hereof," "herein" and similar terms refer to this Agreement as a whole, and references herein to Sections refer to Sections of this Agreement. Words of inclusion shall not be construed as terms of limitation herein, so that references to "include", "includes" and "including" shall not be limiting and shall be regarded as references to non-exclusive and non-characterizing illustrations.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized.

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
By:
Name: Title:
NEW MOUNTAIN PARTNERS, L.P.
By:	New Mountain Investments, L.P., its general partner
	By:	New Mountain GP, LLC, its general partner
By:
Name: Title:

Annex A
[To be executed at signing of Registration Rights Agreement]

                                    , 2003

TO:
New Mountain Partners, L.P.
712 Fifth Avenue, 23rd Floor
New York, New York 10019

        Re: Registration Rights Agreement to be entered into ("Agreement") by and between National Medical Health Card Systems, Inc., a Delaware corporation (the "Company") and New Mountain Partners, L.P., a Delaware limited partnership (the "Investor"), a form of which is attached as Exhibit H to the Amended and Restated Purchase Agreement dated as November 25, 2003, by and between the Company and the Investor (the "Purchase Agreement").

Ladies and Gentlemen:

        This letter agreement is being entered into in connection with the Agreement. Capitalized terms used but not otherwise defined in this letter agreement are defined in the Agreement.

        For good and valuable consideration, the receipt and sufficiency is hereby acknowledged, the parties hereto hereby agree as follows:

        1.    The Company and the Investor hereby acknowledge and agree that the registration rights granted at Closing (as defined in the Purchase Agreement) to the Investor, as a holder of Registrable Securities (as contemplated in Section 2 of the Agreement) under the Agreement, are being granted subject to certain registration rights that have been previously granted by the Company to other persons, as referred to on Schedule 3.6 of the Company Disclosure Schedule to the Purchase Agreement.

        2.    The obligations of the Company to the Investor under the Agreement to register the Investor's Registrable Securities are subject to the underwriter cut-back provisions which are part of the previously granted registration rights, as described in Section 1.

        3.    Except as modified hereby, the Agreement shall remain in full force and effect in accordance with its terms.

        4.    The parties hereto agree that this letter shall be an operative agreement.

[REMAINDER OF THIS PAGE INTENTIONALLY BLANK]

        This letter agreement has been executed by the parties below effective as of the date first above written.

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
By:
Name: James J. Bigl Title: Chief Executive Officer
Agreed and accepted as of the date first above written:
NEW MOUNTAIN PARTNERS, L.P.
By:
Name: Title:

ANNEX E

SUPPORT AGREEMENT

        AGREEMENT, dated as of October 30, 2003 by and among National Medical Health Card Systems, Inc., a Delaware corporation (the "Company"), the Persons listed as stockholders on Schedule A attached hereto (each a "Stockholder" and collectively, the "Stockholders"), and New Mountain Partners, L.P. (the "Purchaser").

        WHEREAS, simultaneously with the execution hereof, the Company and the Purchaser are entering into a Preferred Stock Purchase Agreement (as amended or supplemented from time to time, the "Purchase Agreement"; capitalized terms used without definition herein having the meanings ascribed thereto in the Purchase Agreement), pursuant to which, among other things, the Company agrees to sell and the Purchaser agrees to purchase, pursuant to the terms and subject to the conditions thereof, the Series A Preferred Stock;

        WHEREAS, as of the date hereof, each Stockholder owns of record the number of shares of Common Stock, par value $0.001 per share, of the Company (the "Common Stock"), options to purchase the number of shares of Common Stock, and warrants to purchase the number of shares of Common Stock, each as set forth opposite such Stockholder's name on Schedule A hereto;

        WHEREAS, the Company has advised the Purchaser that the Board of Directors and Special Committee of the Board of Directors of the Company have, prior to the execution of this Agreement, duly and validly approved, among other things, the execution and delivery of this Agreement and the Purchase Agreement, and the consummation of the Contemplated Transactions, and such approval has not been withdrawn;

        WHEREAS, approval of the Contemplated Transactions by the Company's stockholders is a condition to the consummation of the Purchase Agreement; and

        WHEREAS, as a condition to its entering into the Purchase Agreement, the Purchaser has required that each Stockholder agree, and each Stockholder has agreed, to enter into this Agreement and to make the undertakings contained herein.

        NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

        SECTION 1.    Agreement to Vote.

                (a) From and after the date hereof until the Termination Date (as defined in Section 1(b)), each Stockholder hereby agrees to attend the Stockholders Meeting (or any other meeting of stockholders of the Company at which the matters contemplated by the Purchase Agreement or this Agreement are to be presented to a vote of stockholders of the Company), in person or by proxy, and to vote (or cause to be voted) all shares of Common Stock and any other Voting Securities of the Company (including any such securities acquired hereafter but excluding any shares of Common Stock or other securities the Stockholder has the right to acquire but has not acquired) that such Stockholder owns or has the right to vote or direct the voting (collectively, the "Voting Shares" and, together with any securities of the Company that the Stockholder currently owns that are not Voting Securities, any other securities of the Company acquired hereafter, and any shares of Common Stock or other securities of the Company the Stockholder has the right to acquire but has not acquired, the "Covered Securities"), for authorization and approval of the Contemplated Transactions, including the approval of the Articles of Amendment, and against any action inconsistent therewith, such agreement to vote to apply also to any adjournment or adjournments or postponement or postponements of the Stockholders Meeting of the Company (or any such other meeting). Each Stockholder hereby further agrees that until the Termination Date, it shall, from time to time, in connection with any solicitation for a written consent, including to call a Stockholders Meeting relating to the Contemplated Transactions, timely execute and deliver (or cause to be timely executed and delivered) a written consent with respect to its

Voting Shares in favor of the authorization and approval of the Contemplated Transactions. Notwithstanding any provision of this Agreement to the contrary, including without limitation this Section 1(a) and Sections 1(b), 4(a), 4(b) and 4(c), nothing in this Agreement shall limit or restrict any Stockholder from acting in such Stockholder's capacity as a director or officer of the Company (it being understood that this Agreement shall apply to the Stockholders solely in the Stockholders' capacity as stockholders of the Company). So long as the proxy granted under Section 1(d) is a valid uncontested proxy that is effective to deliver the votes of the Voting Shares covered thereby, the Stockholders shall be deemed to be fulfilling their obligations under this Section 1(a). Purchasers shall advise the Stockholders if it desires any of the Stockholders to take any additional actions, including execution of a proxy furnished by the Company and attendance at the Stockholders Meeting.

                (b)    From and after the date hereof until the Termination Date, each Stockholder hereby agrees to vote (or cause to be voted) any Voting Shares owned by such Stockholder against (1) any Acquisition Proposal (other than the Contemplated Transactions) and any related action reasonably required in furtherance thereof, and (2) any motion to adjourn or postpone a meeting of the stockholders in which any matters contemplated by the Purchase Agreement or this Agreement are to be presented for a vote of the stockholders of the Company to a date that is later than April 30, 2004, at any meeting of stockholders of the Company (including any adjournments or postponements thereof). Each Stockholder further agrees that, until the Termination Date, in connection with any solicitation for a written consent relating to an Acquisition Proposal or to any adjournment or postponement of a meeting of stockholders in which any matters contemplated by the Purchase Agreement or this Agreement are to be presented for a vote, such Stockholder will withhold and not grant its written consent with respect to any Voting Shares for any Acquisition Proposal (other than the Contemplated Transactions) or adjournment or postponement of a meeting as contemplated by the immediately preceding sentence. For purposes hereof, the term "Termination Date" shall mean the date of termination of the Purchase Agreement in accordance with its terms.

                (c)    If the Board of Directors of the Company makes a Change in the Board Recommendation, then the Stockholders shall not be bound by the provisions of this Agreement other than paragraph (f) of Section 3, Section 6 and Section 8.

                (d)    Without in any way limiting the Stockholder's right to vote the Voting Shares in its sole discretion on any other matters that may be submitted to a stockholder vote, consent or other approval, each Stockholder hereby irrevocably grants to, and appoints, Purchaser and Steven B. Klinsky and Michael B. Ajouz, in their respective capacities as designees of Purchaser, and each of them individually, such Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to vote such Stockholder's Voting Shares, or grant or withdraw a consent or approval in respect of such Voting Shares, on the matters and in the manner specified in Sections 1(a) and 1(b). Such Stockholder represents that any proxies heretofore given with respect to such matters in respect of such Stockholder's Voting Shares are not irrevocable, and that all such proxies are hereby revoked. Such Stockholder hereby affirms that the irrevocable proxy set forth in this Section 1(d) is given in connection with the execution by Purchaser of the Purchase Agreement and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under Sections 1(a) and 1(b) of this Agreement. Such Stockholder hereby further affirms that the irrevocable proxy set forth in this Section 1(d) is coupled with an interest and as such shall survive the death, incapacity, mental illness or insanity of the Stockholder and may under no circumstances be revoked unless (x) the Board of Directors of the Company makes a Change in the Board Recommendation or (y) the Purchase Agreement or this Agreement is terminated in accordance with its terms, in which event this proxy shall automatically be revoked without any further action by any party. Such Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue of the irrevocable proxy set forth in this Section 1(d). Such irrevocable proxy set forth in this Section 1(d) is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the DGCL.

        SECTION 2.    Disposition of Shares.

                (a)    Each Stockholder hereby agrees that from the date hereof until the earlier of the Closing or the Termination Date, except as otherwise provided in this Section 2(a), such Stockholder will not directly or indirectly sell, pledge, encumber, grant any proxy (except the proxy granted in Section 1(d)) or enter into any voting or similar agreement with respect to, transfer or otherwise dispose of (collectively, "Transfer"), or agree or contract to Transfer, Covered Securities with respect to which a Stockholder directly or indirectly controls the right to Transfer, except pursuant to the Offer as provided in Section 2(b); provided, however, that (i) if a Stockholder is an individual, then the Stockholder may Transfer Covered Securities to the spouse, parent, sibling, child, step-child, grandchild, niece or nephew of such Stockholder, or the spouse thereof and any trust for the benefit of such Stockholder, any of the foregoing or any other lineal descendants of such Stockholder, to the executor or administrator of such Stockholder's estate or, subject to the receipt by Purchaser and the Company of the legal opinion described below, to a charitable remainder trust (as defined in Sections 664(d)(1) and (2) of the Code) where all private interests are for the benefit of the Stockholders or any of the foregoing, to a charitable organization described in Section 170(c) of the Code or to a charitable foundation established by any Stockholder and (ii) if a Stockholder is a trust, then the Stockholder may Transfer Covered Securities to the beneficiaries of such trust or, subject to the receipt by Purchaser and the Company of the legal opinion described below, to a charitable foundation established by any Stockholder, provided that (x) as a condition to any Transfer described in clause (i) or (ii), the transferee executes a counterpart to this Agreement pursuant to which such transferee represents to the Company and the Purchaser the matters set forth in Section 6 (as of the date of such Transfer) and agrees to be bound by this Agreement (other than Sections 3(b) and 3(c)) as a Stockholder and (y) in the case of a Transfer to a charitable remainder trust, a charitable organization or a charitable foundation, prior to such Transfer, the Company and Purchaser shall receive a written opinion of counsel in form and substance reasonably acceptable to, and from counsel reasonably acceptable to, the Company and the Purchaser to the effect that such trust, organization or foundation has the requisite power and authority to execute and become a party to this Agreement and that this Agreement will be a legal, valid and binding agreement of such trust, organization or foundation, as applicable. Notwithstanding the provisions of this paragraph 2(a), from the date hereof until the earlier of the Closing or the Termination Date, the Stockholders shall be permitted to grant to the Company or the Company's designees a proxy to vote such Stockholder's Voting Shares on matters, other than the matters covered by Section 1(d), so long as such Stockholder directs how such shares should be voted and such vote shall be in compliance with this Agreement. Notwithstanding anything to the contrary in this Section 2(a), if any Transfer prior to the Closing otherwise permitted under clause (i) or (ii) of this Section 2(a) would result in the loss or forfeiture of any of the rights of the Purchaser under Sections 1, 2(b) and 3(f) or the loss or forfeiture in any material respect of any of the other rights of the Purchaser under this Agreement, then such Transfer shall not be permitted.

                (b)    Each Stockholder hereby agrees, from and after the date hereof until the Termination Date, to irrevocably tender into the Offer, upon commencement of the Offer and the request of the Purchaser (and agrees that it will not withdraw from the Offer except upon the request of the Purchaser or if the Offer is terminated), pursuant to and in accordance with the terms of the Purchase Agreement, the number of shares of Common Stock set forth opposite such Stockholder's name under the column entitled Tendered Shares on Schedule A hereto (the shares so required to be tendered, the "Tendered Shares"). Within two Business Days after commencement of the Offer and the request of the Purchaser, each Stockholder shall (x) deliver to the depositary for the Offer (i) a completed and executed letter of transmittal in customary form with respect to the Tendered Shares complying with the terms of the Offer, (ii) certificates representing the Tendered Shares and (iii) any other documents or instruments required to be delivered pursuant to the terms of the Offer, and/or (y) instruct its broker or such other Person who is the holder of record of any Tendered Shares beneficially owned by such Stockholder to irrevocably tender into the Offer such Tendered Shares for cash pursuant to the terms and conditions of the Offer.

                (c)    Each Stockholder hereby agrees that, for so long as the Initial Holders beneficially own 10% or more of the combined voting power of the then outstanding Voting Securities, during the Applicable Period, it shall not, without the prior written consent of the Board of Directors of the Company (including a majority of the Designated Directors (as defined in the Certificate of Designations), if any), Transfer any Covered Securities, other than any Transfer (i) which would be permitted by Section 2(a) if it were being effected during the time period set forth in Section 2(a), (ii) in connection with the registration rights provided for in this Section 2(c), (iii) pursuant to and in compliance with Rule 144 under the Securities Act, provided that the number of Covered Securities in such Transfer complies with the volume limitations set forth in Rule 144(e) under the Securities Act, regardless of whether such volume limitations shall otherwise be applicable or (iv) in any tender offer, consolidation, share exchange or reclassification or merger or similar transaction that has been approved by the Board of Directors of the Company, including a majority of the Designated Directors, if any; provided, however, that Bert E. Brodsky ("BEB") may pledge up to 50% of the Covered Securities held by BEB as security for one or more loans from a financial institution if, but only if, the beneficiary of or counterparty to, such pledge agreement delivers a letter substantially in the form of Annex A to the Purchaser and the Company prior to such Transfer. In addition, with the prior written consent of the Board of Directors of the Company (including a majority of the Designated Directors, if any), which consent shall not be unreasonably withheld or delayed, each Stockholder may Transfer Covered Securities in a transaction that is exempt from or not subject to the registration requirements of the Securities Act; provided, that (x) prior to such Transfer by such Stockholder, the Company and Purchaser shall receive a written opinion of counsel in form and substance reasonably acceptable to, and from counsel reasonably acceptable to, the Company and the Purchaser to the effect that such Transfer is exempt from or not subject to the registration requirements of the Securities Act; (y) the number of Covered Securities in such Transfer by such Stockholder complies with the volume limitations set forth in Rule 144(e) under the Securities Act, as if such volume limitations had been applicable; and (z) the aggregate number of Covered Securities so Transferred by all Stockholders (whether in a single Transfer or in multiple Transfers) to a single transferee (and any Affiliates or Associates (as defined in the Exchange Act) of such transferee) represents less than 4% of the then outstanding Voting Securities. The parties agree that each of the Stockholders will have the same rights and obligations that the Purchaser has or is subject to under the Registration Rights Agreement in effect from time to time; provided, that no Stockholder shall have any right to be an Initiating Holder under the Registration Rights Agreement, and provided, further, that for so long as the Initial Holders continue to own 10% or more of the combined voting power of the outstanding Voting Securities, any amendment to the Registration Rights Agreement will be binding on the Stockholders so long as such amendment does not disproportionately affect the Stockholders relative to the Initial Holders. For the purposes of Section 2(a) and this Section 2(c) only, "Transfer" does not include the completion, execution or delivery of any proxy distributed by the Company in connection with the election of directors, a transaction or any other proposal to the extent such election, transaction or proposal has been approved or recommended by the Board of the Directors of the Company, including a majority of the Designated Directors, if any.

                (d)    For the purposes of this Agreement, the "Applicable Period" means the period commencing on the Closing Date and ending on the later of (x) two years from the Closing Date and (y) one year from such Stockholder's last date of employment with or, if later, service as a director of the Company or any of its Subsidiaries.

        SECTION 3.    Other Agreements.

                (a)    Confidentiality. Each Stockholder hereby agrees that, from and after the date hereof until the later of (x) four years from the Closing and (y) four years from such Stockholder's last date of employment with or, if later, service as a director of the Company or any of its Subsidiaries, it shall hold in a fiduciary capacity for the benefit of the Company and its Subsidiaries all secret, confidential or proprietary information, knowledge or data relating to the Company or any such Subsidiary and their respective businesses that such Stockholder obtains or has obtained from the Company or such Subsidiary (including, in the case of BEB, during his employment with or service as a director of the Company or such Subsidiary) and that is not public knowledge (it being expressly understood that information disclosed as a result of such Stockholder's violation of this Section 3(a) is not information that is public knowledge) ("Confidential Information"). Each Stockholder hereby agrees that, from and after the date hereof until the later of (x) four years from the Closing and (y) four years from such Stockholder's last date of employment with or, if later, service as a director of the Company or any of its Subsidiaries, it shall not communicate, divulge or disseminate Confidential Information at any time to any person other than any director, officer or representative of the Company or any of its Subsidiaries, except (i) a Stockholder may disclose Confidential Information to its legal or financial advisor for the purposes of receiving legal or financial advice from such advisor (it being understood that such advisor will be informed by the Stockholder of the confidential nature of such information and shall be directed by the Stockholder to treat the information confidentially), (ii) with the prior written consent of the Purchaser and the Company, or (iii) as otherwise required by law or legal process.

                (b)    Non-Solicitation. Each Stockholder hereby agrees that, from and after the date hereof until the later of (x) two years from the Closing and (y) two years from such Stockholder's last date of employment with or, if later, service as a director of the Company or any of its Subsidiaries, it will not, without the prior written consent of the Purchaser and the Company, directly or indirectly (through any controlled Affiliates) employ, or solicit (other than solicitation through general advertisement not directed to employees or officers of the Company or its Subsidiaries or any of their respective Affiliates) the employment of (whether as an employee, officer, director, agent, consultant or independent contractor), any person who was or is at any time during the six (6) months preceding such date of determination an employee or officer of the Company or any of its Subsidiaries. The provisions of this paragraph 3(b) shall only be applicable for so long as the Initial Holders beneficially own (x) 33% or more of the Series A Preferred Stock issued on the Closing Date (as adjusted for any split, subdivision, combination, recapitalization or similar event from the Closing Date until the date of determination) or (y) 15% or more of the combined voting power of the then outstanding Voting Securities, whichever is lower.

                (c)    Competitive Activity. From and after the Closing until the later of (x) two years from the Closing and (y) two years from BEB's last date of employment with or, if later, service as a director of the Company or any of its Subsidiaries, BEB shall not, without the prior written consent of the Purchaser and the Company, engage in or become associated with a Competitive Activity. The parties hereto agree that the non-competition covenant in this Section 3(c) shall be in lieu of the non-competition covenant in BEB's employment agreement with the Company and the employment agreement non-competition covenant shall have no force and effect upon effectiveness of this Section 3(c). For purposes of this Agreement: (i) a "Competitive Activity" means any business or other endeavor, in any county of any state of the United States or a comparable jurisdiction in Canada or any other country, of a kind relating to pharmacy benefit management services, mail service pharmacies or specialty pharmacies; and (ii) such Stockholder shall be considered to have "engaged in and become associated with a Competitive Activity" if it becomes directly or indirectly involved as an owner, principal, employee, officer, director, independent contractor, representative, stockholder, financial backer, agent, partner, advisor, lender, service provider, administration participant, or in any other individual or Representative Capacity with any individual, partnership, corporation or other organization that is principally engaged in a Competitive Activity; provided, that to the extent otherwise prohibited hereunder each Stockholder may make and retain passive investments of less than one percent of the outstanding equity of any entity engaged in a Competitive Activity, if such equity is listed on a national securities exchange or regularly traded in an over-the-counter market.

                (d)    Resignation. BEB agrees that he shall, effective as of the Closing Date and upon receipt by BEB of the payments that BEB is entitled to upon a termination without cause pursuant to his employment agreement with the Company (other than any severance and "gross up" payments that are provided for in his employment agreement, which shall be paid in accordance with the letter agreement between the Company and BEB dated as of October 30, 2003), resign his positions as (i) Chairman of the Board of Directors of the Company and member of any committee of such Board of Directors and (ii) officer and/or member of the board of directors (and any committees thereof) of any Subsidiary of the Company.

                (e)    Severability. With respect to any provision of this Section 3 finally determined by a court of competent jurisdiction to be unenforceable, the Stockholders and the Company hereby agree that such court shall have jurisdiction to reform this Agreement or any provision hereof so that it is enforceable to the maximum extent permitted by law, and the parties agree to abide by such court's determination. If any of the covenants of this Section 3 are determined to be wholly or partially unenforceable in any jurisdiction, such determination shall not be a bar to or in any way diminish the Company's right to enforce any such covenant in any other jurisdiction.

                (f)    Additional Consideration.

                        (i)    If a Trigger Event (as defined below) has occurred, each Stockholder shall severally pay to the Purchaser, at the time and on the terms described below, an amount equal to such Stockholder's Third Party Acquisition Proposal Profit (as defined below) earned (as set out below) by such Stockholder from any Acquisition Proposal that is entered into or consummated within twelve months of the Termination Date. A "Trigger Event" means (x) an event which causes the Purchase Agreement to become terminable pursuant to Section 10.1(a)(ii) or 10.1(a)(v) of the Purchase Agreement (regardless of whether the Purchase Agreement is actually terminated) or (y) a breach by a Stockholder of its obligations pursuant to Section 1(a), 1(b), 2(a) or 2(b) of this Agreement. For purposes of Section 3(f)(i), the "Third Party Acquisition Proposal Profit" earned by a Stockholder from the consummation of any Acquisition Proposal shall equal (x) the total consideration received by such Stockholder for all Tendered Shares of such Stockholder disposed of by such Stockholder pursuant to such Acquisition Proposal, valuing any non-cash consideration at its Fair Market Value (as defined below) on the date of the consummation of the Acquisition Proposal, minus the product of (A) $11.00 multiplied by (B) the number of Tendered Shares disposed of by such Stockholder pursuant to such Acquisition Proposal, plus (y) subject to Section 3(f)(v), the Fair Market Value, determined as of the date of disposition, of all Tendered Shares of such Stockholder disposed of after the occurrence of a Trigger Event other than pursuant to such Acquisition Proposal (provided, that so long as such Stockholder participated in the Acquisition Proposal with respect to its Tendered Shares to the fullest extent permitted by the terms of such Acquisition Proposal, then only those Tendered Shares that were disposed of prior to the later of twelve months following the Termination Date and four months following consummation of the Acquisition Proposal shall be included in the calculation made pursuant to (y) above), minus the product of (A) $11.00 multiplied by (B) the number of Tendered Shares so disposed of by such Stockholder. Notwithstanding the foregoing, for purposes of calculating the Third Party Acquisition Proposal Profit earned by a Stockholder, shares of Common Stock that are Transferred to (x) an Affiliate or an Associate (as defined in the Exchange Act) of a Stockholder, (y) a trust or other entity for the economic benefit of an Affiliate or an Associate or (z) a charitable organization or entity shall not be deemed to be "disposed of" and the Third Party Acquisition Proposal Profit shall be calculated assuming such shares had been retained by the Stockholder and disposed of pursuant to the Acquisition Proposal; provided that, if the Transfer was permitted by and effected in accordance with Section 2(a), then the transferor Stockholder's obligation to pay any Third Party Acquisition Proposal Profit to Purchaser under this Section 3(f)(i) in respect of such shares shall be reduced by the amount of Third Party Acquisition Proposal Profit paid by the transferee to Purchaser in respect of such shares.

                        (ii)    In the event that the Purchaser or any of its Affiliates, within 12 months of the date hereof or the Termination Date, as applicable, proposes or consummates a transaction that would have constituted an Acquisition Proposal, if it had been proposed by any Person other than the Purchaser or any of its Affiliates including, for the avoidance of doubt, amendments to the Contemplated Transactions (a "Purchaser Acquisition Proposal"), each Stockholder hereby agrees that (x) it will not be entitled to receive, and hereby waives all right to, any Purchaser Acquisition Proposal Profit (as defined below) that such Stockholder would have otherwise received on the Tendered Shares disposed of by such Stockholder in such Purchaser Acquisition Proposal and such Stockholder understands and agrees that the full amount of any such Purchaser Acquisition Proposal Profit shall be payable only to those Persons who own capital stock of the Company other than the Stockholders (and if any Purchaser Acquisition Proposal Profit is received by such Stockholder it shall pay any such Profit over to the Purchaser) and (y) subject to Section 3(f)(v), if such Stockholder disposed of any Tendered Shares other than pursuant to such Purchaser Acquisition Proposal, such Stockholder severally agrees that it will pay to the Purchaser any Transfer Profit (as defined below) earned (as set out below) by such Stockholder from such disposition. For purposes of Section 3(f)(ii)(x), the "Purchaser Acquisition Proposal Profit" of a Stockholder from the consummation of any Purchaser Acquisition Proposal shall equal (x) the total consideration that such Stockholder would have otherwise (but for this paragraph 3(f)(ii)) received for all Tendered Shares of such Stockholder disposed of by such Stockholder pursuant to such Purchaser Acquisition Proposal minus (y) the product of (A) $11.00 multiplied by (B) the number of Tendered Shares disposed of by such Stockholder pursuant to such Purchaser Acquisition Proposal. For purposes of Section 3(f)(ii)(y), the "Transfer Profit" earned by such Stockholder from any disposition of Tendered Shares shall equal (x) the Fair Market Value, determined as of date of disposition, of all Tendered Shares of such Stockholder disposed of after the occurrence of a Trigger Event other than pursuant to such Purchaser Acquisition Proposal (provided, that so long as such Stockholder participated in the Purchaser Acquisition Proposal with respect to its Tendered Shares to the fullest extent permitted by the terms of such Purchaser Acquisition Proposal, then only those Tendered Shares that were disposed of prior to the later of (1) twelve months from the date hereof or the Termination Date, as applicable, and (2) four months following consummation of the Purchaser Acquisition Proposal shall be included in the calculation made pursuant to this clause (x)), minus (y) the product of (A) $11.00 multiplied by (B) the number of Tendered Shares so disposed of by such Stockholder. Notwithstanding the foregoing, for purposes of calculating the Purchaser Acquisition Proposal Profit of a Stockholder, shares of Common Stock that are Transferred to (x) an Affiliate or an associate of a Stockholder, (y) a trust or other entity for the economic benefit of an Affiliate or an associate or (z) a charitable organization or entity shall not be deemed to be "disposed of" and the Purchaser Acquisition Proposal Profit shall be calculated assuming such shares had been retained by the Stockholder and disposed of pursuant to the Purchaser Acquisition Proposal; provided that, if the Transfer was permitted by and effected in accordance with Section 2(a), then the transferor Stockholder's obligation to pay any Purchaser Acquisition Proposal Profit or Transfer Profit to Purchaser under this Section 3(f)(ii) in respect of such shares shall be reduced by the amount of Purchaser Acquisition Proposal Profit or Transfer Profit paid by the transferee to Purchaser in respect of such shares.

                                For the purpose of clauses (i) and (ii) of this Section 3(f), provided that the Purchaser has previously been advised in writing of the name and address of any transferee of Tendered Shares which received its shares in a Transfer pursuant to Section 2(a), then, after any Profit becomes payable hereunder, the Purchaser will send a written request for payment to such transferee at the address so provided and if payment is not received from such transferee within five Business Days of such request, then the applicable Stockholder shall promptly make such payments to the Purchaser.

                        (iii)    For purposes of this Section 3(f), the Fair Market Value of any non-cash consideration consisting of:

                                (1)    securities listed on a national securities exchange or traded on the NASDAQ shall be equal to the average closing price per share of such security as reported on such exchange or the NASDAQ (the "Closing Price") for the ten trading days prior to the date of determination multiplied by the number of securities comprising such non-cash consideration; and

                                (2)    consideration which is other than securities of the form specified in clause (1) of this Section 3(f)(iii) shall be determined by a nationally recognized independent investment banking firm mutually agreed upon by the parties within ten Business Days of the event requiring selection of such banking firm; provided, however, that if the parties are unable to agree within two Business Days after the date of such event as to the investment banking firm, then the parties shall each select one firm, and those firms shall select a third investment banking firm, which third firm shall make such determination; provided further, that the fees and expenses of such investment banking firm shall be borne equally by the Purchaser, on the one hand, and the Stockholders, on the other hand. The determination of the investment banking firm shall be binding upon the parties.

                        (iv)    For purposes of this Section 3(f), the Fair Market Value of any Tendered Share, if such disposition represented a bona fide transfer for value to a third party other than an Affiliate or an Associate of a Stockholder (and the Stockholder provides the Purchaser with a signed letter representing and warranting to the Purchaser that the only consideration in such disposition is as set forth in such letter) or was executed on the NASDAQ, shall be equal to amount received in such Transfer and otherwise shall be equal to the Closing Price of such share.

                        (v)    To the extent payable by a Stockholder, any payment of any Third Party Acquisition Proposal Profit, Purchaser Acquisition Proposal Profit or Transfer Profit (collectively, "Profit") required to be paid under this Section 3(f) (a "Profit Payment") shall be paid in the same form as the consideration received by the Stockholder (and on the same terms and conditions) (and, if the consideration received by the Stockholder was in more than one form, in the same proportion as the forms of consideration received), and to the extent paid in cash, shall be paid by wire transfer of same day funds to an account designated by the Purchaser and to the extent paid through a transfer of securities, shall be paid through delivery of such securities, suitably endorsed for transfer. If the securities to be delivered are subject to securities laws restrictions, the Purchaser agrees that it will provide a customary letter representing as to the Purchaser's investor status and agreeing only to Transfer such securities in compliance with applicable securities laws; provided, that the Purchaser shall be entitled to benefit pro rata from all registration rights granted to such Stockholder with respect to such securities. Such Profit Payment shall be made (x) if such payment is of Third Party Acquisition Proposal Profit or Purchaser Acquisition Proposal Profit, no later than the fourth Business Day after the Stockholder has received the payment giving rise to the Stockholder's obligation under Section 3(f) and (y) if such payment is of Transfer Profit, no later than the fourth Business Day after the Purchaser Acquisition Proposal has been consummated (or if later, four Business Days after the Stockholder has received the payment giving rise to the Stockholder's obligation under Section 3(f)) or if such Transfer is made after the consummation of the Purchaser Acquisition Proposal in accordance with Section 3(f)(ii), no later than the fourth Business Day after the Stockholder has received the payment giving rise to the Stockholder's obligation under Section 3(f). Notwithstanding anything in this Section 3(f) to the contrary, the Stockholders shall not be liable to the Purchaser for any Profit on Transfers of up to an aggregate of 1,500,000 shares of Common Stock after a Trigger Event and prior to the Company's entering into any agreement with respect to, or consummating, an Acquisition Proposal or Purchaser Acquisition Proposal if, and only if, on the date of any such Transfer, BEB has provided the Purchaser with a signed letter representing and warranting to the Purchaser that as of the date of such Transfer to BEB's knowledge the Company has not received an Acquisition Proposal that is then outstanding and to BEB's knowledge there is no Acquisition Proposal or Purchaser Acquisition Proposal pending or contemplated.

                        (vi) The Purchaser agrees that it will indemnify each Stockholder for any net additional federal, state and local tax liability of the Stockholder (and interest and penalties attributable thereto), resulting from receipt by the Stockholder of the funds comprising any Profit Payment (and from the receipt of any indemnity payment hereunder), with the amount of any such additional tax liability to be determined only after giving effect to the benefit to the Stockholder of any loss or deduction available to the Stockholder as a result of making any Profit Payment. In the event the Purchaser makes an indemnification payment to a Stockholder for any such additional tax liability for a given year and in a subsequent year the Stockholder actually realizes a net tax benefit as a result of a loss or deduction attributable to the Profit Payment (or any payments made by the Stockholder hereunder to the Purchaser), then the Stockholder will pay over to the Purchaser the amount of such benefits when and to the extent actually realized by the Stockholder. Each Stockholder agrees that it will treat the Profit Payment to Purchaser as giving rise to a capital loss, under section 1234A of the Code, in the amount of the Profit Payment, at the time the Profit Payment is made (unless advised by reputable counsel that there is no reasonable basis for claiming the loss as a capital loss) and will take no position inconsistent with such treatment and accordingly that no indemnity shall be payable at least with respect to federal income taxes in the event that both (i) the Profit Payment is made in the same taxable year of the Stockholder as the realization of the income corresponding to the Profit Payment and (ii) the Profit Payment gives rise to a capital loss in the amount of the Profit Payment under section 1234A or otherwise. The Purchaser shall have the right to control at Purchaser's own cost the conduct of any audit, litigation or other proceeding with respect to the tax character of loss resulting from the Profit Payment (a "Tax Dispute"), and the Stockholder shall not settle or compromise any such Tax Dispute without the Purchaser's consent, which consent shall not be unreasonably withheld or delayed. The Stockholder may participate in the Tax Dispute at its own cost. Payments under this clause (vi) of Section 3(f) shall be made promptly after the end of the taxable year in which the benefit or detriment giving rise to the payment is realized and, in the case of indemnity payments made by the Purchaser, delivery by the Stockholder of a written calculation showing the amount owing.

        Each Stockholder agrees to use its reasonable efforts and to act in good faith to seek to cause the taxable income arising from a sale or disposition resulting in a Profit Payment to be recognized in the same taxable year as any deduction or loss resulting from such Profit Payment; provided, however, that the foregoing shall not require a Stockholder to take any action, or forego taking any action, that would cause the Stockholder to suffer an economic detriment in excess of $25,000.

                        (vii) The parties agree that if the Contemplated Transactions are consummated, the provisions of this Section 3(f) shall have no further force and effect; provided, however, that if the Offer Consideration is increased above $11.00 the provisions of Section 3(f)(ii) to the extent applicable shall continue to apply in accordance with their terms.

                (g) Closing of the Offer. Prior to consummation of the Contemplated Transactions the Company will have irrevocably accepted for payment all of the shares of Common Stock, including the Stockholders' shares validly tendered into the Offer and not withdrawn, up to the Maximum Number. Promptly following the Closing, the Company shall pay the Offer Consideration for all Shares accepted for payment, subject to the provisions of Section 3(f)(ii) to the extent applicable.

        SECTION 4.    Acquisition Proposals; Voting of Excess Shares.

                (a) Without limiting the Stockholders' other obligations under this Agreement, each Stockholder hereby agrees that, from the date hereof until the earlier of the Termination Date and the Closing, neither such Stockholder nor any of its controlled Affiliates shall (and both such Stockholder and its controlled Affiliates shall use reasonable best efforts to cause their agents and representatives, including any investment banker, attorney or accountant retained by such Stockholder or Affiliates, not to), directly or indirectly, (i) initiate, solicit, encourage or knowingly facilitate (including by way of furnishing information) any inquiries or the making of any Acquisition Proposal or otherwise make any

Acquisition Proposal, (ii) have any discussion with or provide any Confidential Information to any Person relating to an Acquisition Proposal, or engage in any negotiations concerning an Acquisition Proposal, or knowingly facilitate any effort or attempt to make or implement an Acquisition Proposal, (iii) approve or recommend, or propose publicly to approve or recommend, any Acquisition Proposal, (iv) approve or recommend, or propose to approve or recommend, or execute or enter into, any letter of intent, agreement in principle, merger agreement, acquisition agreement, option agreement or other similar agreement or propose publicly or agree to do any of the foregoing related to any Acquisition Proposal, (v) acquire, offer, agree or propose to acquire, beneficial ownership of any of the securities, assets or businesses of the Company or any of its Subsidiaries (other than the exercise of options or warrants for shares of Common Stock held by such Stockholder on the date hereof or issued to such Stockholder by the Company after the date hereof in compliance with the terms of the Purchase Agreement) or (vi) request permission for any waiver or amendment of the terms of this Section 4(a) or disclose any intention, plan or arrangement inconsistent with any of the foregoing. Each Stockholder agrees that (i) it will promptly keep the Purchaser informed of the status and terms of any Acquisition Proposal that such Stockholder is aware of by any Person (whether written or oral), including the identity of the parties involved and (ii) it will, and will cause its controlled Affiliates to, immediately cease and cause to be terminated any activities, discussions or negotiations existing as of the date of this Agreement with any Persons (other than the Purchaser and its respective Affiliates) conducted heretofore with respect to any Acquisition Proposal. Notwithstanding anything to the contrary contained in this Agreement, in the event that the Company or any of its Subsidiaries receives a Qualified Acquisition Proposal, then the Stockholders may engage in negotiations and discussions with the Special Committee of the Board of Directors of the Company with respect to such Qualified Acquisition Proposal.

                (b) Each Stockholder hereby agrees that, from the Closing until the later of (x) two years from the Closing and (y) two years from such Stockholder's last date of employment with or, if later, service as a director of the Company or any of its Subsidiaries, it will not, and it will not permit any of its controlled Affiliates or Associates to, directly or indirectly, make any Acquisition Proposal, or acquire, offer, agree or propose to acquire, beneficial ownership of any of the securities, assets or businesses of the Company or any of its Subsidiaries (other than the exercise of options or warrants for shares of Common Stock held by such Stockholder on the date hereof or issued to such Stockholder by the Company after the date hereof in compliance with the Purchase Agreement and the Certificate of Designations, to the extent applicable); participate in any solicitation of proxies (except on behalf of the Company) with respect to any securities of the Company or any of its Subsidiaries; seek to advise, encourage or influence (except on behalf of the Company) any Person (except, in the case of BEB only, members of his immediate family that are Stockholders hereunder) with respect to the voting of any securities of the Company or any of its Subsidiaries; make any proposal (except in such Stockholder's position as a member of the Board of Directors of the Company or any of its Subsidiaries) to the Board of Directors of the Company or the board of directors of any of the Company's Subsidiaries; seek or propose to influence or control the management or policies of the Company or any of its Subsidiaries (except in such Stockholder's position as a member of the Board of Directors of the Company or any of its Subsidiaries); make any public statement with respect to the Company or any of its Subsidiaries (except in such Stockholder's position as a member of the Board of Directors of the Company or any of its Subsidiaries) or otherwise act to disparage the Company or any of its Subsidiaries; take any action which is reasonably likely to require the Company or any of its Subsidiaries to make any public disclosure (except in such Stockholder's position as a member of the Board of Directors of the Company or any of its Subsidiaries); enter into any discussions, negotiations, arrangements or understandings with any third party with respect to any of the foregoing matters (except in such Stockholder's position as a member of the Board of Directors of the Company or any of its Subsidiaries); assist or encourage others to do any of the foregoing activities (except in such Stockholder's position as a member of the Board of Directors of the Company or any of its

Subsidiaries); request permission for any waiver or amendment of the terms of this Section 4(b) or disclose any intention, plan or arrangement inconsistent with any of the foregoing (except in such Stockholder's position as a member of the Board of Directors of the Company or any of its Subsidiaries). Notwithstanding the foregoing, from the Closing until the later of (x) two years from the Closing and (y) two years from BEB's last date of employment with or, if later, service as a director of the Company or any of its Subsidiaries, BEB and his Affiliates may acquire shares of Common Stock to increase their aggregate ownership to not more than 9.5% of the then outstanding Voting Securities and may request that the Board of Directors of the Company consent to permitting such Stockholder to acquire shares of Common Stock in excess of such amount, which consent will be effective if approved by the Board of Directors, including a majority of the Designated Directors, if any.

                (c) BEB hereby agrees that, from the Closing until the later of (x) two years from the Closing and (y) two years from BEB's last date of employment with or, if later, service as a director of the Company or any of its Subsidiaries, if at any time BEB and his Affiliates and Associates beneficially own in the aggregate more than 9.5% of the then outstanding Voting Securities (the number of shares of Common Stock above such 9.5% amount, the "Excess Shares"), BEB will cause the Company to vote (including by executing a proxy authorizing designees of the Company to vote) the Excess Shares at any meeting of the stockholders of the Company (including any adjournments or postponements thereof) in favor of or against each proposal voted upon at such meeting in the same proportion as the votes cast in respect of all the Voting Securities excluding the Excess Shares on such proposal.

                (d) For purposes of this Section 4 and Section 5, the Company and its Subsidiaries shall not be treated as an "Affiliate" of any of the Stockholders, it being understood that the restrictions applicable to the Company and its Subsidiaries are set forth in the Purchase Agreement.

        SECTION 5.    Further Assurances.    Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be reasonably necessary or appropriate to effectuate, carry out and comply with all of its obligations under this Agreement. Each Stockholder agrees to (and to cause such Stockholder's Affiliates and Associates to) cooperate with the Company and the Purchaser in connection with any filings required to be made by the Company or the Purchaser in connection with this Agreement, the Purchase Agreement or the Contemplated Transactions.

        SECTION 6.    Representations and Warranties of the Stockholders.

        As of the date hereof, each Stockholder, severally and not jointly, represents and warrants to the Company and the Purchaser, as follows:

                (a) Such Stockholder (i) if an individual, has all requisite legal capacity and authority, (ii) if a trust, has all requisite trust power and authority and (iii) if another form of Person, has all requisite power and authority, in each case, to execute and deliver this Agreement and to consummate the transactions contemplated hereby, including without limitation, all power and authority to vote, or execute a consent with respect to, all Voting Shares, to grant the irrevocable proxy provided for in Section 1(d), to tender all Tendered Shares, to waive all Profit to the extent required herein, to pay all Profit to the Purchaser to the extent required herein and to take all actions that are contemplated to be taken hereby by such Stockholder. This Agreement has been duly authorized, executed and delivered by such Stockholder. This Agreement constitutes the valid and binding agreement of such Stockholder enforceable against such Stockholder in accordance with its terms subject to Equitable Principles. If such Stockholder is married and the Covered Securities of such Stockholder constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding with respect to such Covered Securities, this Agreement has been duly executed and delivered by, and constitutes a valid and binding agreement of, such Stockholder's spouse, enforceable against such spouse in accordance with its terms subject to Equitable Principles. If such Stockholder is a trust, no consent of any beneficiary is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                (b) Such Stockholder is the record and beneficial owner of, or is a trust that is the record holder of and whose beneficiaries are the beneficial owners of, and has good title to, the Covered Securities set forth opposite such Stockholder's name on Schedule A hereto, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever ("Liens") other than (i) Liens imposed by this Agreement and (ii) Liens imposed by federal or state securities laws. As of the date hereof, such Stockholder does not own, of record or beneficially, any shares of capital stock of the Company or securities by their terms convertible into or exchangeable for capital stock of the Company other than the Covered Securities set forth opposite such Stockholder's name on Schedule A hereto. Such Stockholder has the sole right to vote, or to dispose, of such Covered Securities, and none of such Covered Securities is subject to any agreement, arrangement or restriction with respect to the voting of such Covered Securities, except as contemplated by this Agreement. Except as described on Schedule A hereto, there are no agreements or arrangements of any kind, contingent or otherwise, obligating such Stockholder to Transfer, or cause to be Transferred, any of the Covered Securities, and no Person has any contractual or other right or obligation to purchase or otherwise acquire any of the Covered Securities.

                (c) The execution and delivery by each Stockholder of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby do not violate, breach, or result in a breach, or constitute a default (with or without due notice of lapse of time or both) under any provision of any judgment, order, decree, contract, instrument, agreement, or arrangement to which such Stockholder is a party or by which such Stockholder or such Stockholder's property or assets is bound.

                (d) The execution and delivery of this Agreement by such Stockholder do not, and the performance of this Agreement by such Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except (i) for any filings by one or more Stockholders pursuant to Rules 13d-1, 13d-2 and 16a-3 promulgated by the Commission under the Exchange Act and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, prevent or materially delay the performance by such Stockholder of any of its obligations under this Agreement.

        SECTION 7.    Effectiveness.    It is a condition precedent to the effectiveness of this Agreement that the Purchase Agreement shall have been duly executed and delivered by the Company and the Purchaser.

        SECTION 8.    Miscellaneous.

                (a) Notices, Etc. All notices or other communications required or permitted hereunder shall be in writing and shall be delivered personally, telecopied or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given if delivered personally or telecopied, on the date of such delivery, or if sent by reputable overnight courier, on the first Business Day following the date of such mailing, as follows:

        If to the Company:

    National Medical Health Card Systems, Inc.
    26 Harbor Park Drive
    Port Washington, New York 11050
    Attn: Chief Financial Officer
    Telecopy: (516) 626-8002

        with a copy to:

    Fulbright & Jaworski L.L.P.
    666 Fifth Avenue
    New York, New York 10103
    Attn: Steven I. Suzzan, Esq.
    Telecopy: (212) 318-3400

        If to the Stockholders, to their address as set forth in the records of the Company with a copy to:

    Hughes Hubbard & Reed LLP
    One Battery Park Plaza
    New York, New York 10004
    Attn: Kenneth A. Lefkowitz, Esq.
    Telecopy: (212) 422-4726

        If to the Purchaser:

    New Mountain Partners, L.P.
    712 Fifth Avenue, 23rd Floor
    New York, New York 10019
    Attn: Mr. Steven B. Klinsky
    Telecopy: (212) 582-2277

        With a copy to:

    Fried, Frank, Harris, Shriver & Jacobson
    One New York Plaza
    New York, New York 10004
    Attn: Aviva F. Diamant, Esq.
    Telecopy: (212) 859-4000

Any party may by notice given in accordance with this Section 8(a) designate another address or Person for receipt of notices hereunder.

                (b) Amendments, Waivers, Etc. (i) This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by each of the parties hereto.

        (ii)   If there shall occur a Fundamental Amendment of the Purchase Agreement, then, BEB on his own behalf and on behalf of the other Stockholders shall have the right to terminate this Agreement with no liability to any party but only by written notice to the Company and the Purchaser no later than two Business Days following receipt by BEB of written notice from the Company or the Purchaser of the occurrence of a Fundamental Amendment. The Company and the Purchaser agree to provide BEB with a copy of a Fundamental Amendment promptly upon its execution. "Fundamental Amendment" means the execution by the Company and the Purchaser of an amendment to or waiver by the Company or the Purchaser of any provision of the Purchase Agreement that

    (1)
    reduces the amount or changes the form of the Offer Consideration or has any other economic detriment to the Stockholders,

    (2)
    extends the date set forth in Section 10.1(a)(i)(A) of the Purchase Agreement,

    (3)
    modifies Section 10.1(a)(ii) or 10.1(a)(v) of the Purchase Agreement or any defined term used in any such Section in a manner that adversely affects the Stockholders, or

    (4)
    otherwise affects a Stockholder in a materially adverse manner.

If BEB does not exercise the termination right described above, then this Agreement shall give effect to any modified terms incorporated from the Purchase Agreement and, except as so modified, shall continue in full force and effect.

                (c) Entire Agreement. This Agreement and the Purchase Agreement are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, in respect of the subject matter contained herein and therein other than those set forth or referred to herein or therein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

                (d) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof and provided that in the event any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the parties shall negotiate in good faith in an attempt to agree to another provision (in lieu of the term or application held to be invalid or unenforceable) that will be valid and enforceable and will carry out the parties' intentions hereunder.

                (e) Specific Performance. The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.

                (f) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

                (g) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                (h) Assignment, No Third Party Beneficiaries. This Agreement shall not be assignable or otherwise Transferable by a party without the prior consent of the other parties, and any attempt to so assign or otherwise Transfer this Agreement without such consent shall be void and of no effect; provided that Purchaser may, in its sole discretion, assign or Transfer all or any of its rights, interests and obligations under this Agreement to any Affiliate of Purchaser. This Agreement shall be binding upon the respective heirs, successors, legal representatives and permitted assigns of the parties hereto and as set forth in Section 2(a). Nothing in this Agreement shall be construed as giving any Person, other than the parties hereto and their heirs, successors, legal representatives and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.

                (i) Jurisdiction; Waiver of Trial by Jury. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in the County of New York, for any Action arising out of or relating to this Agreement and the Contemplated Transactions (and agrees not to commence any Action relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement, or such other address as may be given by one or more parties to the other parties in accordance with the notice provisions of Section 8(a) shall be effective service of process for any action, suit or proceeding brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America, in each case located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Action brought in any such court has been brought in an inconvenient forum. Each of the parties irrevocably and unconditionally waives, to the fullest extent permitted by applicable Requirements of Law, any and all rights to trial by jury in connection with any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                (j) Rule 144. The Company agrees to file all reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the BEB may reasonably request, all to the extent required to enable the Stockholders to sell the Covered Securities pursuant to and in accordance with Rule 144. Such action shall include, but not be limited to, making available adequate current public information meeting the requirements of paragraph (c) of Rule 144.

                (k) No Recourse. The Company and the Purchaser agree that they shall have no recourse against any of the Stockholders with respect to any claims, losses, damages, liabilities, indemnities or other obligations arising from any breach by the Company of any of its obligations or representations or warranties under the Purchase Agreement.

                (l) Governing Law. This Agreement shall be governed by and construed in accordance with the Requirements of Law of the State of New York without giving effect to the principles of conflict of laws except for §5-1401 and §5-1402 of the General Obligations Law Provisions of the State of New York.

                (m) Name, Captions, Gender. The name assigned to this Agreement and the section captions used herein are for convenience of reference only and shall not affect the interpretation or construction hereof. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms.

                (n) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

                (o) Expenses. Each Stockholder shall bear its own expenses incurred in connection with this Agreement and the Purchase Agreement and the transactions contemplated hereby and thereby.

                (p) Certain Definitions. For purposes of this Agreement, "Representative Capacity" means as a proxy, an executor or administrator of any estate, a trustee of any trust or in any other fiduciary or representative capacity (other than as trustee or administrator of any employee benefit plan) if such Person, in such capacity, directly or indirectly possesses the power to vote or dispose or direct the voting of any shares of Common Stock.

For purposes of this Agreement only, BEB and his Affiliates shall not be deemed to have made an Acquisition Proposal solely by reason of the acquisition of shares of Common Stock through the exercise of options or warrants issued by the Company.

For purposes of this Agreement, it is agreed that, with respect to any time periods that are determined based on a Stockholder's employment with or service as a director of the Company or any of its Subsidiaries, such determination will be made by reference to the Person that is the Stockholder at the time of determination and therefore such time period may be different for each Stockholder.

                (q) Attorney-in-Fact. Upon execution of this Agreement, each Stockholder hereby irrevocably makes, constitutes and appoints BEB as its true and lawful agent and attorney-in-fact, with full powers of substitution, to act in such Stockholder's name, place and stead for all purposes of this Agreement including (i) to execute and deliver on behalf of such Stockholder any consent, amendment or waiver hereto, provided, that such consent, amendment or waiver does not treat such Stockholder differently than any of the other Stockholders; (ii) to take all other actions to be taken by or on behalf of such Stockholder in connection herewith; (iii) to negotiate, settle, compromise and otherwise handle all claims of the Purchaser or the Company hereunder; (iv) to terminate this Agreement in accordance with its terms; and (v) to do each and every act and exercise any and all rights which such Stockholder or the Stockholders collectively are permitted or required to do or exercise under this Agreement. Each Stockholder hereby ratifies and confirms all that BEB shall do or cause to be done by virtue of his appointment as such Stockholder's agent and attorney-in-fact. The appointment of BEB shall be deemed coupled with an interest and as such shall be irrevocable and shall survive the death, incompetency, mental illness or insanity of the Stockholder, and any person dealing with BEB may conclusively and absolutely rely, without inquiry, upon any act of BEB as the act of the Stockholder in all matters referred to in this Section 8(q).

        IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
By:	/s/ JAMES J. BIGL Name: James J. Bigl Title: President and CEO
PURCHASER:
NEW MOUNTAIN PARTNERS, L.P.
By:	New Mountain Investments, L.P., its general partner
	By:	New Mountain GP, LLC, its general partner
		By:	/s/ STEVEN B. KLINSKY Name: Steven B. Klinsky Title: Chief Executive Officer
P.W. CAPITAL CORP.
	By:	/s/ BERT E. BRODSKY Name: Bert E. Brodsky Title: President
/s/ BERT E. BRODSKY Bert E. Brodsky
/s/ LEE JARED BRODSKY Lee Jared Brodsky
/s/ DAVID C. BRODSKY David C. Brodsky
/s/ JEFFREY H. BRODSKY Jeffrey H. Brodsky
/s/ JESSICA BRODSKY MILLER
Jessica Brodsky Miller

By:	/s/ MURIEL M. BRODSKY
MURIEL M. BRODSKY, not individually, but solely as the sole trustee of:
(i) That certain Trust created pursuant to an Agreement by and between Bert E. Brodsky, as Grantor, and Muriel M. Brodsky, as Trustee, dated May 24, 1999
(ii) That certain Trust created pursuant to an Agreement by and between Lee Jared Brodsky, as Settlor, and Muriel M. Brodsky, as Trustee, dated January 1, 2002
(iii) That certain Trust created pursuant to an Agreement by and between David Craig Brodsky, as Settlor, and Muriel M. Brodsky, as Trustee, dated February 1, 2001
(iv) That certain Trust created pursuant to an Agreement by and between Jeffrey Holden Brodsky, as Settlor, and Muriel M. Brodsky, as Trustee, dated February 1, 2001
(v) That certain Trust created pursuant to an Agreement by and between Jessica Brodsky Miller f/k/a Jessica Heather Brodsky, as Settlor, and Muriel M. Brodsky, as Trustee, dated February 1, 2001

Schedule A Ownership of Covered Securities

Stockholder	Total Shares of Common Stock	Total Options	Total Warrants	Total Covered Securities	Tendered Shares
Bert E. Brodsky	2,993,070	300,000	30,000	3,323,070	2,990,763
Bert E. Brodsky Revocable Trust dated May 24, 1999	100,000	-0-	-0-	100,000	90,000
P.W. Capital Corp.	1,725	-0-	-0-	1,725	1,553
Lee Jared Brodsky	369,461	-0-	-0-	369,461	332,515
The Irrevocable Trust of Lee Jared Brodsky dated January 1, 2002	10,144	-0-	-0-	10,144	9,130
David Craig Brodsky	369,462	-0-	-0-	369,462	332,516
The Irrevocable Trust of David Craig Brodsky dated February 1, 2001	10,145	-0-	-0-	10,145	9,131
Jeffrey Holden Brodsky	369,461	-0-	-0-	369,461	332,515
The Irrevocable Trust of Jeffrey Holden Brodsky dated February 1, 2001	10,145	-0-	-0-	10,145	9,131
Jessica Brodsky Miller	369,461	-0-	-0-	369,461	332,515
The Irrevocable Trust of Jessica Brodsky Miller dated February 1, 2001	10,145	-0-	-0-	10,145	9,131
Total	4,613,219	300,000	30,000	4,943,219	4,448,900

  The following trust agreements contain obligations on the Stockholder to Transfer the Covered Securities in accordance with the terms of such trust agreements:

    That certain Trust created pursuant to an Agreement by and between Bert E. Brodsky, as Grantor, and Muriel M. Brodsky, as Trustee, dated May 24, 1999

    That certain Trust created pursuant to an Agreement by and between Lee Jared Brodsky, as Settlor, and Muriel M. Brodsky, as Trustee, dated January 1, 2002

    That certain Trust created pursuant to an Agreement by and between David Craig Brodsky, as Settlor, and Muriel M. Brodsky, as Trustee, dated February 1, 2001

    That certain Trust created pursuant to an Agreement by and between Jeffrey Holden Brodsky, as Settlor, and Muriel M. Brodsky, as Trustee, dated February 1, 2001

        That certain Trust created pursuant to an Agreement by and between Jessica Brodsky Miller f/k/a Jessica Heather Brodsky, as Settlor, and Muriel M. Brodsky, as Trustee, dated February 1, 2001

Annex A

[Bank Letterhead]

[Date]

Health, Inc.

Attention: Chief Financial Officer

The Stockholders Listed on Schedule A Hereto

New Mountain Partners, L.P.
712 Fifth Avenue, 23rd Floor
New York, NY 10019

Attention: [                        ]

Dear Sir or Madam:

Reference is made to the Support Agreement, dated as of October 30, 2003, by and among Health, Inc. (the "Company"), certain other stockholders of the Company as set forth therein (each, a "Stockholder"), and New Mountain Partners, L.P. (the "Support Agreement"), a copy of which has been provided to [Bank] ("Bank"). Bank hereby agrees that effective as of any foreclosure with respect to any of the shares of common stock of the Company pledged by            (the "Pledged Shares") pursuant to the [pledge security 1 agreement, the loan agreement related to the pledge security agreement, and any other agreement to which Bank and            is a party] (collectively, the "Bank Agreements"), this letter agreement will constitute a counterpart to the Support Agreement pursuant to which Bank (a) represents and warrants to the Company and the Purchaser as to the matters set forth in Section 6 of the Support Agreement (such representations to be made as of date of the foreclosure) and (b) agrees to be bound, with respect to the Pledged Shares, by all sections of the Support Agreement other than Sections 3(b)[Non-Solicitation], 3(c)[Competitive Activity] and 3[(d)][Resignation] to the same extent as a Stockholder thereunder.

        This letter may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same instrument.

[BANK]
By:
Name: Title:
Acknowledged and agreed:
NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
By:
Name: Title:
NEW MOUNTAIN PARTNERS, L.P.
By:
New Mountain Investments, L.P., its general partner
	By:	New Mountain GP, LLC, its general partner
By:
Name: Title:

[Insert signature block for appropriate Stockholder]

ANNEX F

FORM OF
CERTIFICATE OF AMENDMENT OF THE
CERTIFICATE OF INCORPORATION
OF
NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.

Pursuant to Section 242 of the General Corporation
Law of the State of Delaware

        National Medical Health Card Systems, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

        First: That the Board of Directors of the Corporation, at a meeting duly held on                        , 2003, adopted a unanimous resolution proposing and declaring advisable an amendment (the "Amendment") to the Corporation's Certificate of Incorporation (the "Certificate") and directed that such proposed Amendment be submitted for the consideration of the Corporation's stockholders at a special meeting thereof. The proposed Amendment is as follows:

        1.     Article Fifth, Section 1 is amended to read in its entirety as follows:

        Fifth: Section 1. Classes and Number of Shares. The total number of shares of all classes of stock which the Corporation has authority to issue is fifty million (50,000,000) shares, consisting of twenty-five million (35,000,000) shares of Common Stock, par value $0.001 per share (the "Common Stock"), and fifteen million (15,000,000) shares of Preferred Stock, par value $0.10 per share (the "Preferred Stock").

        2.     Article Fifth, Section 2(g) is amended to read in its entirety as follows:

  (g)
  the voting powers, if any, of the holders of shares of the series which may, without limiting the generality of the foregoing, include (a) the right to more or less than one vote per share on any or all matters voted upon by the stockholders and (b) the right to vote, as a series by itself or together with any other series or class of stock or together with all series or classes of stock as a class, upon such matters, under such circumstances and upon such conditions as the Board of Directors may fix, including, without limitation, the right, voting as a series by itself or together with all series of Preferred Stock as a class, to elect one or more directors of this Corporation in the event there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such other circumstances and upon such conditions as the Board may determine.

        3.     Article Fifth, Section 3(c) is amended to read in its entirety as follows:

  (c)
  Except as otherwise required by law or this Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of Common Stock held by such holder on each matter voted upon the stockholders; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware. As used herein the term Certificate of Incorporation shall include any certificate of designations relating to any series of Preferred Stock, whether or not so specified.

        4.     Article Fifth, Section 4 is amended to add the following provision to the end thereof:

  (e)
  Any provision of the Series A Preferred Stock set forth in this Certificate of Incorporation (including the certificate of designations relating to such series of Preferred Stock) may be amended solely by the affirmative vote, given in person or by proxy at a meeting called for such purpose, or written consent, of the holders of at least a majority of the Series A Preferred Stock at any time issued and outstanding, acting as a single class, provided that such amendment was approved by the Required Vote (as defined in this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock)) of the Independent Directors (including any certificate of designations relating to any series of Preferred Stock)) in addition to any vote of the Board of Directors required by law.

        5.     Article Seventh is amended to read in its entirety as follows:

          Seventh: In the furtherance and not in limitation of objects, purposes and powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

        6.     Article Eighth is amended to read in its entirety as follows:

          Eighth: Subject to the rights of the holders of any series of Preferred Stock, special meetings of stockholders of the Company may be called only by (i) the Chairman of the Board, (ii) the President of the Corporation or (iii) the Secretary of the Corporation within 10 calendar days after receipt of the written request of a majority of the total number of Directors which the Corporation would have if there were no vacancies. At any annual or special meeting of stockholders of the Corporation, only such business will be conducted or considered as has been brought before such meeting in the manner provided in the Bylaws of the Corporation.

        7.     Article Ninth is amended to read in its entirety as follows:

          Ninth: Board of Directors. Directors shall be elected for a one-year term at each annual meeting of stockholders, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the next annual meeting of stockholders and shall serve until his successor is elected and qualified or until his earlier death, resignation or removal. Any vacancy on the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by a majority of the directors then in office, although less than a quorum, or a sole remaining director and any directors so chosen shall hold office for the remaining term of the vacant or newly created directorship. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of stock of the Corporation shall have the right, voting separately as a class or series to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto.

        Second: That thereafter, at a special meeting of the stockholders of the Corporation duly held on                        , 2003, the proposed Amendment was approved by the vote required by Section 242 of the General Corporation Law of the State of Delaware.

        Third: That the Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this        day of                   , 2003.

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
By:
Name:
Title:

ANNEX G
1999 STOCK OPTION PLAN

National Medical Health Card Systems, Inc.

1999 Stock Option Plan

As Amended on                    , 2003

        1.    Purpose of the Plan.    The National Medical Health Card Systems, Inc. 1999 Stock Option Plan (the "Plan") is intended to advance the interests of National Medical Health Card Systems, Inc. (the "Company") by inducing individuals and eligible entities (as hereinafter provided) of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, the Company, by encouraging and enabling eligible employees, non-employee Directors, consultants and advisors to acquire proprietary interests in the Company, and by providing the participating employees, non-employee Directors, consultants and advisors with an additional incentive to promote the success of the Company. This is accomplished by providing for the granting of "Options," which term as used herein includes both "Incentive Stock Options" and "Nonstatutory Stock Options," as later defined, to employees, non-employee Directors, consultants and advisors.

        2.    Administration.    The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors") or by a committee (the "Committee") consisting of at least one (1) person chosen by the Board of Directors. Except as herein specifically provided, the interpretation and construction by the Board of Directors or the Committee of any provision of the Plan or of any Option granted under it shall be final and conclusive. The receipt of Options by Directors, or any members of the Committee, shall not preclude their vote on any matters in connection with the administration or interpretation of the Plan.

        3.    Shares Subject to the Plan.    The stock subject to Options granted under the Plan shall be shares of the Company's common stock, par value $.001 per share (the "Common Stock"), whether authorized but unissued or held in the Company's treasury, or shares purchased from stockholders expressly for use under the Plan. The maximum number of shares of Common Stock (a) which may be issued pursuant to Options or SARs granted under the Plan shall not exceed in the aggregate four million eight hundred fifty thousand (4,850,000) shares, and (b) with respect to which Options and SARs (as hereinafter defined) may be granted during any fiscal year of the Company to any employee shall not exceed six hundred thousand (600,000) shares, subject to adjustment in accordance with the provisions of Section 14 hereof. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of all outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for Options under the Plan.

        4.    Participation.    The class of individual or entity that shall be eligible to receive Options under the Plan shall be (a) with respect to Incentive Stock Options described in Section 6 hereof, all employees (including officers) of either the Company or any subsidiary corporation of the Company, and (b) with respect to Nonstatutory Stock Options described in Section 7 hereof, all employees (including officers) and non-employee Directors of, or consultants and advisors to, either the Company or any subsidiary corporation of the Company; provided, however, that Nonstatutory Stock Options shall not be granted to any such consultants and advisors unless (i) bona fide services have been or are to be rendered by such consultant or advisor and (ii) such services are not in connection with the offer or sale of securities in a capital raising transaction. For purposes of the Plan, for an entity to be an eligible entity, it must be included in the definition of "employee" for purposes of a Form S-8 Registration Statement filed under the Securities Act of 1933, as amended (the "Act"). The Board of

Directors or the Committee, in its sole discretion, but subject to the provisions of the Plan, shall determine the employees and non-employee Directors of, and the consultants and advisors to, the Company and its subsidiary corporations to whom Options shall be granted, and the number of shares to be covered by each Option, taking into account the nature of the employment or services rendered by the individuals or entities being considered, their annual compensation, their present and potential contributions to the success of the Company, and such other factors as the Board of Directors or the Committee may deem relevant.

        5.    Stock Option Agreement.    Each Option granted under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by a Stock Option Agreement which shall be executed by the Company and by the individual or entity to whom such Option is granted. The Stock Option Agreement shall specify the number of shares of Common Stock as to which any Option is granted, the period during which the Option is exercisable, the option price per share thereof, and such other terms and provisions as the Board of Directors or the Committee may deem necessary or appropriate.

        6.    Incentive Stock Options.    The Board of Directors or the Committee may grant Options under the Plan, which are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and which are subject to the following terms and conditions and any other terms and conditions as may at any time be required by Section 422 of the Code (referred to herein as an "Incentive Stock Option"):

                (a) No Incentive Stock Option shall be granted to individuals other than employees of the Company or of a subsidiary corporation of the Company.

                (b) Each Incentive Stock Option under the Plan must be granted prior to February 9, 2009, which is within ten (10) years from the date the Plan was adopted by the Board of Directors of the Company.

                (c) The option price of the shares subject to any Incentive Stock Option shall not be less than the fair market value of the Common Stock at the time such Incentive Stock Option is granted; provided, however, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation of the Company (a "Principal Stockholder"), the option price of the shares subject to the Incentive Stock Option shall be at least one hundred ten percent (110%) of the fair market value of the Common Stock at the time the Incentive Stock Option is granted.

                (d) No Incentive Stock Option granted under the Plan shall be exercisable after the expiration of ten (10) years from the date of its grant. However, if an Incentive Stock Option is granted to a Principal Stockholder, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date of its grant. Every Incentive Stock Option granted under the Plan shall be subject to earlier termination as expressly provided in Section 12 hereof.

                (e) For purposes of determining stock ownership under this Section 6, the attribution rules of Section 424(d) of the Code shall apply.

                (f) For purposes of the Plan, fair market value shall be determined by the Board of Directors or the Committee. If the Common Stock is listed on a national securities exchange or The Nasdaq Stock Market ("Nasdaq") or traded on the NASD OTC Electronic Bulletin Board (the "Bulletin Board") or the Over-the-Counter market, fair market value shall be the closing selling price or, if not available, the closing bid price or, if not available, the high bid price of the Common Stock quoted on such exchange or Nasdaq, or as reported by the Bulletin Bord or, with respect to the Over-the-Counter market, the National Quotation Bureau, Incorporated or other reporting bureau, on the day immediately preceding the day on which the Option is granted (or, if granted after the close of trading, on the day on which the Option is granted), or, if there is no selling or bid price on that day, the closing selling price, closing bid price or high bid price on the most recent day which precedes that day and for which such prices are available. If there is no selling or bid price for the thirty (30) day period preceding the date of grant of an Option hereunder, fair market value shall be determined in good faith by the Board of Directors or the Committee.

        7.    Nonstatutory Stock Options.    The Board of Directors or the Committee may grant Options under the Plan which are not intended to meet the requirements of Section 422 of the Code, as well as Options which are intended to meet the requirements of Section 422 of the Code but the terms of which provide that they will not be treated as Incentive Stock Options (referred to herein as a "Nonstatutory Stock Option"). Nonstatutory Stock Options shall be subject to the following terms and conditions:

                (a) A Nonstatutory Stock Option may be granted to any individual or entity eligible to receive an Option under the Plan pursuant to Section 4(b) hereof.

                (b) The option price of the shares subject to a Nonstatutory Stock Option shall be determined by the Board of Directors or the Committee, in its sole discretion, at the time of the grant of the Nonstatutory Stock Option.

                (c) A Nonstatutory Stock Option granted under the Plan may be of such duration as shall be determined by the Board of Directors or the Committee (subject to earlier termination as expressly provided in Section 12 hereof).

        8.    Reload Feature.    The Board of Directors or the Committee may grant Options with a reload feature. A reload feature shall only apply when the option price is paid by delivery of Common Stock (as set forth in Section 13(b)(ii)). The Stock Option Agreement for the Options containing the reload feature shall provide that the Option holder shall receive, contemporaneously with the payment of the option price in shares of Common Stock, a reload stock option (the "Reload Option") to purchase that number of shares of Common Stock equal to the sum of (i) the number of shares of Common Stock used to exercise the Option, and (ii) with respect to Nonstatutory Stock Options, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of such Nonstatutory Stock Option. The terms of the Plan applicable to the Option shall be equally applicable to the Reload Option with the following exceptions: (i) the option price per share of Common Stock deliverable upon the exercise of the Reload Option, (A) in the case of a Reload Option which is an Incentive Stock Option being granted to a Principal Stockholder, shall be one hundred ten percent (110%) of the fair market value of a share of Common Stock on the date of grant of the Reload Option and (B) in the case of a Reload Option which is an Incentive Stock Option being granted to an individual or entity other than a Principal Stockholder or is a Nonstatutory Stock Option, shall be the fair market value of a share of Common Stock on the date of grant of the Reload Option; and (ii) the term of the Reload Option shall be equal to the remaining option term of the Option (including a Reload Option) which gave rise to the Reload Option. The Reload Option shall be evidenced by an appropriate amendment to the Stock Option Agreement for the Option which gave rise to the Reload Option. In the event the exercise price of an Option containing a reload feature is paid by check and not in shares of Common Stock, the reload feature shall have no application with respect to such exercise.

        9.    Rights of Option Holders.    The holder of any Option granted under the Plan shall have none of the rights of a stockholder with respect to the stock covered by his Option until such stock shall be transferred to him upon the exercise of his Option.

        10.    Alternate Stock Appreciation Rights.

                (a) Concurrently with, or subsequent to, the award of any Option to purchase one or more shares of Common Stock, the Board of Directors or the Committee may, in its sole discretion, subject to the provisions of the Plan and such other terms and conditions as the Board of Directors or the Committee may prescribe, award to the optionee with respect to each share of Common Stock covered by an Option ("Related Option"), a related alternate stock appreciation right ("SAR"), permitting the optionee to be paid the appreciation on the Related Option in lieu of exercising the Related Option. An SAR granted with respect to an Incentive Stock Option must be granted together with the Related Option. An SAR granted with respect to a Nonstatutory Stock Option may be granted together with, or subsequent to, the grant of such Related Option.

                (b) Each SAR granted under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by an SAR Agreement which shall be executed by the Company and by the individual or entity to whom such SAR is granted. The SAR Agreement shall specify the period during which the SAR is exercisable, and such other terms and provisions not inconsistent with the Plan.

                (c) An SAR may be exercised only if and to the extent that its Related Option is eligible to be exercised on the date of exercise of the SAR. To the extent that a holder of an SAR has a current right to exercise, the SAR may be exercised from time to time by delivery by the holder thereof to the Company at its principal office (attention: Secretary) of a written notice of the number of shares with respect to which it is being exercised. Such notice shall be accompanied by the agreements evidencing the SAR and the Related Option. In the event the SAR shall not be exercised in full, the Secretary of the Company shall endorse or cause to be endorsed on the SAR Agreement and the Related Option Agreement the number of shares which have been exercised thereunder and the number of shares that remain exercisable under the SAR and the Related Option and return such SAR and Related Option to the holder thereof.

                (d) An optionee may exercise an SAR only when the market price on the exercise date of a share of Common Stock subject to the Related Option exceeds the exercise price per share of the Related Option (the "SAR Spread"). The amount of payment to which an optionee shall be entitled upon the exercise of each SAR shall be equal to one hundred percent (100%) of the SAR Spread; provided, however, the Company may, in its sole discretion, withhold from any such cash payment any amount necessary to satisfy the Company's obligation for withholding taxes with respect to such payment.

                (e) The amount payable by the Company to an optionee upon exercise of a SAR may, in the sole determination of the Company, be paid in shares of Common Stock, cash or a combination thereof, as set forth in the SAR Agreement. In the case of a payment in shares, the number of shares of Common Stock to be paid to an optionee upon such optionee's exercise of an SAR shall be determined by dividing the amount of payment determined pursuant to Section 10(d) hereof by the fair market value of a share of Common Stock on the exercise date of such SAR. For purposes of the Plan, the exercise date of an SAR shall be the date the Company receives written notification from the optionee of the exercise of the SAR in accordance with the provisions of Section 10(c) hereof. As soon as practicable after exercise, the Company shall either deliver to the optionee the amount of cash due such optionee or a certificate or certificates for such shares of Common Stock. All such shares shall be issued with the rights and restrictions specified herein.

                (f) SARs shall terminate or expire upon the same conditions and in the same manner as the Related Options, and as set forth in Section 12 hereof.

                (g) The exercise of any SAR shall cancel and terminate the right to purchase an equal number of shares covered by the Related Option.

                (h) Upon the exercise or termination of any Related Option, the SAR with respect to such Related Option shall terminate to the extent of the number of shares of Common Stock as to which the Related Option was exercised or terminated.

                (i) No SAR granted pursuant to the Plan shall be transferable by the individual or entity to whom it was granted otherwise than by will or the laws of descent and distribution, and, during the lifetime of an individual, shall not be exercisable by any other person, but only by him.

        11.    Transferability.    No Option granted under the Plan shall be transferable by the individual or entity to whom it was granted otherwise than by will or the laws of descent and distribution, and, during the lifetime of an individual, shall not be exercisable by any other person, but only by him.

        12.    Termination of Employment or Death.

                (a) Subject to the terms of the Stock Option Agreement, if the employment of an employee by, or the services of a non-employee Director for, or consultant or advisor to, the Company or a subsidiary corporation of the Company shall be terminated for cause or voluntarily by the employee, non-employee Director, consultant or advisor, then his or its Option shall expire forthwith. Subject to the terms of the Stock Option Agreement, and except as provided in subsections (b) and (c) of this Section 12, if such employment or services shall terminate for any other reason, then such Option may be exercised at any time within three (3) months after such termination, subject to the provisions of subsection (d) of this Section 12. For purposes of the Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual's employment other than voluntarily or for cause. For purposes of this subsection (a), an employee, non-employee Director, consultant or advisor who leaves the employ or services of the Company to become an employee or non-employee Director of, or a consultant or advisor to, a subsidiary corporation of the Company or a corporation (or subsidiary or parent corporation of the corporation) which has assumed the Option of the Company as a result of a corporate reorganization, etc., shall not be considered to have terminated his employment or services.

                (b) Subject to the terms of the Stock Option Agreement, if the holder of an Option under the Plan dies (i) while employed by, or while serving as a non-employee Director for or a consultant or advisor to, the Company or a subsidiary corporation of the Company, or (ii) within three (3) months after the termination of his employment or services other than voluntarily by the employee or non-employee Director, consultant or advisor, or for cause, then such Option may, subject to the provisions of subsection (d) of this Section 12, be exercised by the estate of the employee or non-employee Director, consultant or advisor, or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such employee or non-employee Director, consultant or advisor at any time within one (1) year after such death.

                (c) Subject to the terms of the Stock Option Agreement, if the holder of an Option under the Plan ceases employment or services because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by, or while serving as a non-employee Director for or consultant or advisor to, the Company or a subsidiary corporation of the Company, then such Option may, subject to the provisions of subsection (d) of this Section 12, be exercised at any time within one (1) year after his termination of employment, termination of Directorship or termination of consulting or advisory services, as the case may be, due to the disability.

                (d) An Option may not be exercised pursuant to this Section 12 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, termination of Directorship, termination of consulting or advisory services, or death, and in any event may not be exercised after the expiration of the Option.

                (e) For purposes of this Section 12, the employment relationship of an employee of the Company or of a subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety (90) days, or, if longer, so long as his right to reemployment is guaranteed either by statute or by contract.

        13.    Exercse of Options.

                (a) Unless otherwise provided in the Stock Option Agreement, any Option granted under the Plan shall be exercisable in whole at any time, or in part from time to time, prior to expiration. The

Board of Directors or the Committee, in its absolute discretion, may provide in any Stock Option Agreement that the exercise of any Options granted under the Plan shall be subject (i) to such condition or conditions as it may impose, including, but not limited to, a condition that the holder thereof remain in the employ or service of, or continue to provide consulting or advisory services to, the Company or a subsidiary corporation of the Company for such period or periods from the date of grant of the Option as the Board of Directors or the Committee, in its absolute discretion, shall determine; and (ii) to such limitations as it may impose, including, but not limited to, a limitation that the aggregate fair market value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed one hundred thousand dollars ($100,000). For purposes of the preceding sentence, the fair market value of any stock shall be determined as of the date the option with respect to such stock is granted. In addition, in the event that under any Stock Option Agreement the aggregate fair market value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds one hundred thousand dollars ($100,000), the Board of Directors or the Committee may, when shares are transferred upon exercise of such Options, designate those shares which shall be treated as transferred upon exercise of an Incentive Stock Option and those shares which shall be treated as transferred upon exercise of a Nonstatutory Stock Option.

                (b) An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Option is being exercised. Such notice shall be accompanied, or followed within ten (10) days of delivery thereof, by payment of the full option price of such shares, and payment of such option price shall be made by the holder's delivery of (i) his check payable to the order of the Company; (ii) previously acquired Common Stock, the fair market value of which shall be determined as of the date of exercise; (iii) if provided in the Stock Option Agreement at the discretion of the Board or Committee, a promissory note made payable to the Company accompanied by cash payment of the par value of the Common Stock being purchased; or (iv) by the holder's delivery of any combination of the foregoing (i), (ii) and if provided in the Stock Option Agreement at the discretion of the Board or Committee, (iii).

        14.    Adjustment Upon Change in Capitalization.

                (a) In the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, reverse split, stock dividend or the like, an appropriate adjustment shall be made by the Board of Directors or the Committee in the aggregate number of shares available under the Plan, the maximum number of shares with respect to which Options and SARs may be granted during any fiscal year of the Company to any employee and in the number of shares and option price per share subject to outstanding Options. If the Company shall be reorganized, consolidated, or merged with another corporation, the holder of an Option shall be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option; provided, however, that in such event the Board of Directors or the Committee shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Stock Option granted hereunder which is intended to be an "incentive stock option" from being disqualified as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

                (b) Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

        15.    Further Conditions of Exercise.

                (a) Unless prior to the exercise of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Act, the notice of exercise shall be accompanied by a representation or agreement of the person or estate exercising the Option to the Company to the effect that such shares are being acquired for investment purposes and not with a view to the distribution thereof, or such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with the Act.

                (b) The Company shall not be obligated to deliver any Common Stock until it has been listed on each securities exchange or stock market on which the Common Stock may then be listed or until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

        16.    Effectiveness of the Plan.    The Plan was adopted by the Board of Directors on February 10, 1999. The Plan shall be subject to approval on or before February 9, 2000, which is within one (1) year of adoption of the Plan by the Board of Directors, by a majority of the votes cast at a meeting of stockholders of the Company by the holders of shares entitled to vote thereon (or, in the case of action by written consent in lieu of a meeting of stockholders, the number of votes required by applicable law to act in lieu of a meeting) ("Stockholder Approval"). In the event such Stockholder Approval is withheld or otherwise not received on or before the latter date, the Plan and, subject to the terms of the Stock Option Agreement, all Options that may have been granted hereunder shall become null and void.

        17.    Termination, Modification and Amendment.

                (a) The Plan (but not Options or SARs previously granted under the Plan) shall terminate on February 9, 2009, which is within ten (10) years from the date of its adoption by the Board of Directors of the Company, or sooner as hereinafter provided, and no Option shall be granted after termination of the Plan.

                (b) The Plan may from time to time be terminated, modified, or amended if Stockholder Approval of the termination, modification or amendment is obtained.

                (c) In addition, the Board of Directors may at any time, on or before the termination date referred to in Section 17(a) hereof, terminate the Plan, or from time to time make such modifications or amendments to the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without Stockholder Approval, increase (except as otherwise provided by Section 14 hereof) the maximum number of shares as to which Options may be granted hereunder, change the designation of individuals or entities eligible to receive Options, make any other change which would prevent any Incentive Stock Option granted hereunder which is intended to be an "incentive stock option" from qualifying as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto, or adopt any modification or amendment which, pursuant to the applicable law, requires Stockholder Approval.

                (d) No termination, modification, or amendment of the Plan may, without the consent of the individual or entity to whom any Option shall have been granted, adversely affect the rights conferred by such Option.

        18.    Not a Contract of Employment.    Nothing contained in the Plan or in any Stock Option Agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Option is or may be granted hereunder any right to remain in the employ or service of the Company or a subsidiary corporation of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

        19.    Use of Proceeds.    The proceeds from the sale of shares pursuant to Options granted under the Plan shall constitute general funds of the Company.

        20.    Indemnification of Board of Directors or Committee.    In addition to such other rights of indemnification as they may have, the members of the Board of Directors or the Committee, as the case may be, shall be indemnified by the Company to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit, or proceeding, the member or members of the Board of Directors or the Committee, as the case may be, shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such member or members undertake to defend the same on his or their own behalf.

        21.    Captions.    The use of captions in the Plan is for convenience. The captions are not intended to provide substantive rights.

        22.    Disqualifying Dispositions.    If Common Stock acquired upon exercise of an Incentive Stock Option granted under the Plan is disposed of within two years following the date of grant of the Incentive Stock Option or one year following the issuance of the Common Stock to the Optionee, or is otherwise disposed of in a manner that results in the optionee being required to recognize ordinary income, rather than capital gain, from the disposition (a "Disqualifying Disposition"), the holder of the Common Stock shall, immediately prior to such Disqualifying Disposition, notify the Company in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Company may reasonably require.

        23.    Withholding Taxes.    Whenever under the Plan shares of Common Stock are to be delivered by an optionee upon exercise of a Nonstatutory Stock Option, the Company shall be entitled to require as a condition of delivery that the optionee remit or, in appropriate cases, agree to remit when due, an amount sufficient to satisfy all current or estimated future Federal, state and local income tax withholding requirements, including, without limitation, the employee's portion of any employment tax requirements relating thereto. At the time of a Disqualifying Disposition, the optionee shall remit to the Company in cash the amount of any applicable Federal, state and local income tax withholding and the employee's portion of any employment taxes.

        24.    Other Provisions.    Each Option granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board or the Committee, in its sole discretion. Notwithstanding the foregoing, each Incentive Stock Option granted under the Plan shall include those terms and conditions which are necessary to qualify the Incentive Stock Option as an "incentive stock option" within the meaning of Section 422 of the Code and the regulations thereunder and shall not include any terms and conditions which are inconsistent therewith.

        25.    Definitions.    For purposes of the Plan, the terms "parent corporation" and "subsidiary corporation" shall have the meanings set forth in Sections 424(e) and 424(f) of the Code, respectively, and the masculine shall include the feminine and the neuter as the context requires.

        26.    Governing Law.    The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of New York.

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
REVOCABLE PROXY
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON            , 2004
THIS PROXY IS BEING SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS

        The undersigned stockholder of National Medical Health Card Systems, Inc. (the "Company") hereby appoints                        ,                         , and                        , or any of them, as attorneys and proxies of the undersigned, with full power of substitution and with authority in each of them to act in the absence of the other to vote and act for the undersigned at the Annual Meeting of Stockholders of the Company to be held on            , 2004 at 9:30 a.m. (local time) at our executive offices located at 26 Harbor Park Drive, Port Washington, New York, and at any adjournments thereof, in respect of all shares of the common stock of the Company which the undersigned may be entitled to vote, on the following matters and upon such other matters as may properly come before the meeting:

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. HOWEVER, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, FOR PROPOSAL 2 (comprised of the individual proposals to amend our certificate of incorporation), FOR PROPOSAL 3 AND FOR PROPOSAL 4.

        The undersigned hereby acknowledges prior receipt of a copy of the Notice of Annual Meeting of Stockholders and Proxy Statement dated                        , 2004, and hereby revokes any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company either a written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the annual meeting and voting in person.

IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE

A [X] Please mark your votes as in this example

        THE BOARD OF DIRECTORS OF NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC. RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

        1.     To approve the issuance and sale of our newly created series A convertible preferred stock, par value $0.10 per share, which shares are convertible into more than 20% of the Company's common stock, par value $0.001 per share, and more than 20% of the Company's voting power outstanding before the issuance of such series A preferred stock at a price below the greater of the book or market value of our common stock under NASD rule 4350(i)(1)(D)(ii) and the related change of control under NASD rule 4350(i)(1)(B), pursuant to the terms of the purchase agreement, dated as of October 30, 2003, between the Company and New Mountain Partners, L.P. and the other transactions contemplated thereby.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

        2.     (a)    To approve all of the amendments to the Company's certificate of incorporation described below and in the proxy statement.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

        INSTRUCTIONS: Do not check any of the boxes in paragraph (b) below if you checked any of the boxes in paragraph (a) above.

  (b)
  To approve an amendment to the Company's certificate of incorporation to:

  (i)
  increase the authorized number of shares of our common stock to 35,000,000 shares.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]
  (ii)
  increase the authorized number of shares of our preferred stock to 15,000,000 shares.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]
  (iii)
  eliminate the classified structure of our board of directors.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]
  (iv)
  enable the holders of series A preferred stock to appoint a majority of the members of our board of directors in the event that we fail to pay the redemption price upon a redemption of the series A preferred stock made at the request of the holders of series A preferred stock.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]
  (v)
  provide for the amendment of any of the terms of the series A preferred stock set forth in our certificate of incorporation (including the certificate of designations relating to such series of preferred stock) solely by a vote of a majority of the holders of the then outstanding series A preferred stock, and not the holders of common stock, when such amendment is approved by a majority of the independent directors then in office.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

  (vi)
  enable the authorized shares of our common stock to be increased or decreased by the holders of a majority of our voting power, without requiring a separate common stock class vote.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

        3.     To elect as Class II directors to our board of directors.

FOR ALL NOMINEES [ ]	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES [ ]	Nominees: Gerald Angowitz Kenneth J. Daley

        INSTRUCTIONS: To withhold vote for election of one of the two nominees listed at right, mark FOR above and cross out the name of the person as to whom authority is withheld.

        4.     To approve an amendment to our 1999 Stock Option Plan to (a) increase the number of shares of common stock available for issuance pursuant Plan by 2,000,000 and (b) limit the number of shares of common stock with respect to which options and stock appreciation rights may be granted pursuant to our 1999 Stock Option Plan to any employee during any fiscal year to 600,000.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

        If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

        PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A QUORUM AT THE MEETING. IT IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE CORPORATION TO ADDITIONAL EXPENSE.

        If you plan to attend the 2004 Annual meeting, please mark this box [    ]

        Please sign below. If shares of stock are held jointly, both or all of such persons should sign. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacities.

Signature:

Date:

QuickLinks

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC. 26 HARBOR PARK DRIVE PORT WASHINGTON, NEW YORK 11050
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON , 2004
NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.

SUMMARY
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1—APPROVAL OF THE ISSUANCE AND SALE OF OUR SERIES A PREFERRED STOCK
UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION
NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC. AND SUBSIDIARIES UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET As of September 30, 2003 (in thousands, except share amounts)
NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC. AND SUBSIDIARIES UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME Three Months Ended September 30, 2003(6) (in thousands, except per share amounts)
NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC. AND SUBSIDIARIES UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME Year Ended June 30, 2003(6) (in thousands, except per share amounts)
NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS (dollars in thousands, except per share amounts)
PROPOSAL 2—AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION
PROPOSAL 3—ELECTION OF CLASS II DIRECTORS
AUDIT COMMITTEE REPORT
COMPENSATION COMMITTEE'S REPORT ON EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
COMPARATIVE STOCK PERFORMANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL 4—APPROVAL OF AMENDMENT TO OUR 1999 STOCK OPTION PLAN
Our board of directors recommends that you vote "for" approval of the amendment to the 1999 Stock Option Plan.
RELATIONSHIP WITH INDEPENDENT AUDITORS
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT
FINANCIAL STATEMENTS
WHERE YOU CAN FIND MORE INFORMATION
OUR SECURITIES AND EXCHANGE COMMISSION FILINGS
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
OTHER INFORMATION
  ANNEX A OPINION OF SOUTHWEST SECURITIES
  ANNEX B

EXHIBITS AND SCHEDULES
AMENDED AND RESTATED PREFERRED STOCK PURCHASE AGREEMENT
ARTICLE 1 DEFINITIONS
ARTICLE 2 PURCHASE AND SALE OF SERIES A PREFERRED STOCK
ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
ARTICLE 5 COVENANTS OF THE COMPANY
ARTICLE 6 STOCKHOLDERS MEETING; TENDER OFFER
ARTICLE 7 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PURCHASER TO CLOSE
ARTICLE 8 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO CLOSE
ARTICLE 9 REGISTRATION RIGHTS; RIGHT OF FIRST OFFER; OTHER AGREEMENTS OF THE COMPANY
ARTICLE 10 TERMINATION OF AGREEMENT
ARTICLE 11 INDEMNIFICATION
ARTICLE 12 MISCELLANEOUS
  ANNEX C
  ANNEX D
Annex A [To be executed at signing of Registration Rights Agreement]
  ANNEX E
SUPPORT AGREEMENT
Schedule A Ownership of Covered Securities
Annex A [Bank Letterhead]
  ANNEX F
FORM OF CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
Pursuant to Section 242 of the General Corporation Law of the State of Delaware
  ANNEX G 1999 STOCK OPTION PLAN
National Medical Health Card Systems, Inc. 1999 Stock Option Plan As Amended on , 200 3